UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Mistras Group, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

195 Clarksville Road, Princeton Junction, New Jersey 08550

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT
October 27, 2026
Dear MISTRAS Group Stockholder:
On behalf of the Board of Directors (the “Board”) of Mistras Group, Inc. (NYSE: MG) (the “Company,” “we,” “us,” or “our”), we are pleased to invite you to attend a special meeting of stockholders (the “Special Meeting”) of the Company. The Special Meeting will be held virtually on November 24, 2026, at 9:00 a.m. Eastern Time. You will be able to attend and participate in the Special Meeting by visiting www.virtualshareholdermeeting.com/MG2026SM.
On September 17, 2026, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Athena Purchaser, LLC, a Delaware limited liability company (“Parent”), and Athena Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”). Parent and Acquisition Sub are controlled by funds affiliated with H.I.G. Capital, LLC. Subject to the terms and conditions of the Merger Agreement, Acquisition Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (such transaction being referred to herein as the “Merger”). If the Merger is completed, you will be entitled to receive $20.35 per share of common stock of the Company, par value $0.01 per share (referred to herein as “Common Stock”), in cash, without interest and subject to any applicable withholding taxes (the “Merger Consideration”), that you own (unless you are entitled to and have properly demanded statutory appraisal for your shares in accordance with, and have complied in all respects with, Section 262 of the General Corporation Law of the State of Delaware, as amended, and such demand is not effectively withdrawn or lost).
At the Special Meeting, you will be asked to consider and vote upon the following proposals:
(i)	a proposal to adopt the Merger Agreement (the “Merger Proposal”);
(ii)
a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”); and

(iii)
a proposal to approve, by non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”).

The Board has unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, and has unanimously approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, directed the submission of the Merger Agreement to the Company’s stockholders for adoption, and made its recommendation as described herein. Accordingly, the Board unanimously recommends that you vote “FOR” the Merger Proposal, “FOR” the Adjournment Proposal and “FOR” the Compensation Proposal.
Your vote is very important, regardless of the number of shares of Common Stock you own. Adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the Merger Proposal. Accordingly, a failure to vote, a broker non-vote or an abstention will have the same effect as a vote “AGAINST” the Merger Proposal. If you sign and return your proxy card without indicating how you want to vote, your proxy will be voted “FOR” the Merger Proposal, “FOR” the Adjournment Proposal and “FOR” the Compensation Proposal.
The Special Meeting will be held entirely online via live webcast. You will be able to attend the Special Meeting, submit your questions during the meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/MG2026SM and using the control number included on your proxy card or voting instruction form. We encourage you to log in to the virtual meeting platform at least 15 minutes before the start of the Special Meeting to ensure that you are connected.

The proxy statement accompanying this letter provides detailed information about the Special Meeting, the Merger Agreement and the proposed Merger. We encourage you to read the entire proxy statement, including all of its appendices, carefully and in its entirety. You may also obtain additional information about the Company from documents that we have filed with the U.S. Securities and Exchange Commission (the “SEC”).
If you have any questions or need assistance voting your shares of Common Stock, please contact D.F. King & Co., Inc., our proxy solicitor, by calling toll-free at 888-605-1957.
On behalf of the Board, thank you for your continued support.
Sincerely,

Manuel N. Stamatakis Executive Chairman of the Board	Natalia Shuman President and Chief Executive Officer

This proxy statement is dated October 27, 2026, and is first being mailed to stockholders of Mistras Group, Inc. on or about October 27, 2026.
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document or the accompanying proxy statement, including the Merger, passed upon the merits or fairness of such transactions or passed upon the adequacy or accuracy of the disclosure in the accompanying proxy statement. Any representation to the contrary is a criminal offense.

195 Clarksville Road, Princeton Junction, New Jersey 08550

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
October 27, 2026
Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Mistras Group, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), will be held virtually on November 24, 2026, at 9:00 a.m. Eastern Time. The Special Meeting will be held exclusively via live webcast at www.virtualshareholdermeeting.com/MG2026SM (the “Virtual Special Meeting Website”). There will be no physical location for the Special Meeting, and you will only be able to attend the Special Meeting via the Virtual Special Meeting Website. The details of the Special Meeting are as follows:

MEETING DETAILS

Time and Date November 24, 2026 at 9:00 a.m. Eastern Time	Location Webcast at www.virtualshareholdermeeting.com/MG2026SM	Record Date October 19, 2026

To attend the Special Meeting, please visit the Virtual Special Meeting Website. You will be asked to provide the control number located on your proxy card or voting instruction form. You will not be able to attend the Special Meeting in person. A complete list of stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours for a period of at least 10 days prior to the Special Meeting at our principal executive offices located at 195 Clarksville Road, Princeton Junction, New Jersey 08550, and during the Special Meeting on the Virtual Special Meeting Website at www.virtualshareholdermeeting.com/MG2026SM.
The Special Meeting is being held for the following purposes:
1
To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of September 17, 2026 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Athena Purchaser, LLC, a Delaware limited liability company (“Parent”), and Athena Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”), pursuant to which, subject to the terms and conditions set forth in the Merger Agreement, Acquisition Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger” and such proposal, the “Merger Proposal”);

2
To consider and vote upon a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”); and

3
To consider and vote upon a proposal to approve, by non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”).

The board of directors of the Company (the “Board”) has fixed October 19, 2026, as the record date (the “Record Date”) for determining stockholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Only holders of record of shares of common stock of the Company, par value $0.01 per share (“Common Stock”), at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.
i

The accompanying proxy statement contains, among other things, detailed information about the Merger Proposal, the Adjournment Proposal and the Compensation Proposal. We encourage you to read the accompanying proxy statement, including its appendices and all documents incorporated by reference therein, carefully and in its entirety.
The affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote on the matter is required to approve the Merger Proposal. Approval of the Adjournment Proposal and Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present, by attendance via the Virtual Special Meeting Website, or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal and the Compensation Proposal, at a meeting at which a quorum is present. If a quorum is not present at the Special Meeting, the Company’s Amended and Restated Bylaws (the “Bylaws”) provide that either the chairperson of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present by attendance via the Virtual Special Meeting Website or represented by proxy, may adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, until a quorum is present or represented. An adjournment for lack of a quorum does not require approval of the Adjournment Proposal. At any adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Special Meeting as originally noticed. In addition, subject to the terms of the Merger Agreement, under the Bylaws, the chairperson of the Special Meeting has the authority to recess and/or adjourn the Special Meeting for any or no reason, whether or not a quorum is present.
Your vote is very important, regardless of the number of shares of Common Stock that you own.
The failure of any stockholder of record to vote via the Virtual Special Meeting Website at the Special Meeting or to submit a proxy will have the same effect as a vote “AGAINST” the Merger Proposal but will have no effect on the Adjournment Proposal or the Compensation Proposal. If you hold your shares in “street name,” you should instruct your broker, bank or other nominee on how to vote your shares using the voting instruction form furnished by your broker, bank or other nominee. The failure to do so will have the same effect as a vote “AGAINST” the Merger Proposal, but, assuming a quorum is present, will have no effect on the outcome of any vote on the Adjournment Proposal or the Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Merger Proposal, the Adjournment Proposal and the Compensation Proposal. If you sign, date and return your proxy card without indicating how you wish to vote on a proposal, your proxy will be voted “FOR” such proposal.
The holders of a majority of the voting power of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting, present by attendance via the Virtual Special Meeting Website or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Abstentions will be counted as present for purposes of determining the existence of a quorum. Shares held in “street name” for which the applicable broker, bank or other nominee receives no instructions regarding how to vote on any of the proposals before the Special Meeting will not be counted as present at the Special Meeting for quorum purposes. Shares held in “street name” for which the applicable broker, bank or other nominee receives instructions regarding how to vote on at least one of the proposals before the Special Meeting will be counted as present at the Special Meeting for quorum purposes.
Stockholders who do not vote in favor of the Merger Proposal and who otherwise meet the requirements of Section 262 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), will have the right to seek appraisal of the fair value of their shares of Common Stock, as determined in accordance with Section 262 of the DGCL. This notice and the accompanying proxy statement constitute the notice to stockholders of the availability of appraisal rights required by Section 262(d)(1) of the DGCL. In addition to not voting in favor of the Merger Proposal, any stockholder wishing to exercise its appraisal rights must deliver a written demand for appraisal to the Company before the vote on the Merger Proposal and must comply in all respects with the requirements of Section 262 of the DGCL, the text of which is attached as Appendix D to the accompanying proxy statement and is incorporated by reference therein.
The Board has unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders. The Board has unanimously approved and declared advisable the Merger Agreement and the transactions contemplated thereby.

The Board unanimously recommends that you vote: (i) “FOR” the Merger Proposal; (ii) “FOR” the Adjournment Proposal; and (iii) “FOR” the Compensation Proposal.
By Order of the Board,

EILEEN COGGINS
Executive Vice President,
General Counsel and Secretary

Princeton Junction, New Jersey
October 27, 2026

YOUR VOTE IS IMPORTANT
Ensure that your shares of Common Stock are voted at the Special Meeting by submitting your proxy or, if your shares of Common Stock are held in “street name” through a broker, bank or other nominee, by contacting your broker, bank or other nominee. If you do not submit a proxy, vote via the Virtual Special Meeting Website at the Special Meeting or instruct your broker, bank or other nominee how to vote your shares, it will have the same effect as voting “AGAINST” the Merger Proposal.
If your shares of Common Stock are registered directly in your name: If you are a stockholder of record, you may submit a proxy to vote your shares of Common Stock over the Internet, by telephone or by mail. Please follow the instructions on the enclosed form of proxy.
If your shares of Common Stock are held in the name of a broker, bank or other nominee: You will receive voting instructions from the organization holding your account and you must follow those instructions to vote your shares of Common Stock. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares of Common Stock in your account. Your broker, bank or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions.
If you fail to submit a signed proxy card, fail to attend the Special Meeting via the Virtual Special Meeting Website or, if you hold your shares through a broker, bank or other nominee, fail to provide voting instructions to your broker, bank or other nominee, your shares of Common Stock will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you hold your shares of Common Stock through a broker, bank or other nominee, you must obtain from the record holder a valid proxy issued in your name in order to vote via the Virtual Special Meeting Website at the Special Meeting. A stockholder of record may revoke their proxy at any time before it is voted at the Special Meeting by (i) submitting a new proxy bearing a later date over the Internet or by telephone by the applicable deadline or by mail so that it is received by 11:59 p.m. Eastern Time on the day before the Special Meeting, (ii) delivering a written notice of revocation so that it is received by our Secretary by 11:59 p.m. Eastern Time on the day before the Special Meeting, or (iii) attending the Special Meeting and voting via the Virtual Special Meeting Website, pursuant to the instructions set forth in “The Special Meeting—Revocability of Proxies” beginning on page 27 of this proxy statement. Attendance at the Special Meeting via the Virtual Special Meeting Website alone will not revoke a submitted proxy.
We encourage you to read the accompanying proxy statement, including its appendices and all documents incorporated by reference therein, carefully and in its entirety. If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Common Stock, please contact our proxy solicitor:
D.F. King & Co., Inc.
28 Liberty Street, 53rd Floor
New York, NY 10005
Stockholders call toll-free: 888-605-1957
Banks and brokers call collect: 212-257-2468
Email: MISTRAS@dfking.com
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIA THE VIRTUAL SPECIAL MEETING WEBSITE, PLEASE COMPLETE, DATE, SIGN AND RETURN A PROXY CARD, VOTE OVER THE INTERNET OR BY TELEPHONE PURSUANT TO THE INSTRUCTIONS CONTAINED IN THESE MATERIALS, OR INSTRUCT YOUR BROKER, BANK OR OTHER NOMINEE ON HOW TO VOTE YOUR SHARES USING THE VOTING INSTRUCTION FORM FURNISHED BY YOUR BROKER, BANK OR OTHER NOMINEE, AS PROMPTLY AS POSSIBLE.

v

SUMMARY
This summary, together with the following section of this proxy statement entitled “Questions and Answers About the Special Meeting and the Merger,” highlights selected information from this proxy statement and may not contain all of the information that is important to you as a holder of Common Stock or that you should consider before voting on the Merger Proposal. To better understand the Merger Proposal, you should read this proxy statement, including its appendices and the other documents incorporated by reference herein, carefully and in its entirety. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the documents and information incorporated by reference into this proxy statement without charge by following the instructions under “Where Stockholders Can Find More Information” beginning on page 113 of this proxy statement. The Merger Agreement is attached as Appendix A to this proxy statement and is incorporated by reference herein.
Parties Involved in the Merger (page 32)
Mistras Group, Inc.
195 Clarksville Road
Princeton Junction, New Jersey 08550
(609) 716-4000
www.mistrasgroup.com
Mistras Group, Inc., a Delaware corporation, is a global leader in technology-enabled industrial asset integrity and laboratory testing solutions, serving critical industries including oil and gas, aerospace and defense, power and utilities, manufacturing, and civil infrastructure. We provide a diversified portfolio of products and services ranging from advanced non-destructive testing and pipeline inspections to real-time condition monitoring, maintenance planning and specialized engineering, powered by a proprietary management software suite that centralizes integrity data for predictive analytics and benchmark analysis. Our core capabilities include non-destructive testing field inspections enhanced by advanced robotics, laboratory quality control, laboratory materials services, in-house laboratory assurance testing, sensing technologies and non-destructive testing equipment, asset and mechanical integrity engineering services, and light mechanical maintenance and access services. We operate through three reportable segments: North America, International, and Products and Systems.
Our Common Stock is listed on the New York Stock Exchange under the symbol “MG.”
Our principal executive offices are located at 195 Clarksville Road, Princeton Junction, New Jersey 08550, and our telephone number is (609) 716-4000. For more information about the Company, please visit our website, www.mistrasgroup.com. Our website address is provided as an inactive textual reference only. The information contained on our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with, or furnished to, the Securities and Exchange Commission (“SEC”). See “Where Stockholders Can Find More Information” beginning on page 113 of this proxy statement.
Athena Purchaser, LLC
c/o H.I.G. Capital, LLC
1450 Brickell Avenue, 31st Floor
Miami, Florida 33131
(305) 379-2322
Athena Purchaser, LLC, a Delaware limited liability company (“Parent”), was formed solely for the purpose of entering into the Merger Agreement and, subject to the terms and conditions thereof, completing the transactions contemplated by the Merger Agreement and the related financing transactions.
Parent is controlled by funds affiliated with H.I.G. Capital, LLC (“H.I.G.”).
H.I.G. is a leading global alternative investment firm with $75 billion of capital under management. H.I.G. specializes in providing both debt and equity capital to companies across a broad range of industries.
At the Effective Time (as defined in “The Merger Agreement—Closing of the Merger; Filing and Effective Time of the Merger” beginning on page 78 of this proxy statement), the Company, as the Surviving Corporation (as defined in “The Merger Agreement—Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws” beginning on page 77 of this proxy statement), will be indirectly owned by funds affiliated with H.I.G.

Athena Merger Sub, Inc.
c/o H.I.G. Capital, LLC
1450 Brickell Avenue, 31st Floor
Miami, Florida 33131
(305) 379-2322
Athena Merger Sub, Inc. (“Acquisition Sub”) is a Delaware corporation and a wholly owned subsidiary of Parent that was formed solely for the purpose of entering into the Merger Agreement and completing the transactions contemplated thereby and the related financing transactions. Upon consummation of the merger of Acquisition Sub with and into the Company in accordance with the Merger Agreement, Acquisition Sub will cease to exist, and the Company will survive the Merger as a wholly owned subsidiary of Parent.
The Special Meeting (page 25)
Date, Time and Place
The Special Meeting will be held on November 24, 2026, at 9:00 a.m. Eastern Time.
The Special Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You will be able to attend and participate in the Special Meeting by visiting www.virtualshareholdermeeting.com/MG2026SM (the “Virtual Special Meeting Website”) where you will be able to submit questions and, if you are a stockholder of record (or hold a legal proxy from your broker, bank or other nominee), vote electronically. Please have your control number to access the Special Meeting webcast. The control number appears on the proxy card or in the instructions that accompanied your proxy materials. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.
Record Date; Shares Entitled to Vote
You are entitled to vote at the Special Meeting if you owned shares of Common Stock at the close of business on October 19, 2026, which we refer to as the “Record Date.” You will have one vote at the Special Meeting for each share of Common Stock you own at the close of business on the Record Date.
Purpose
At the Special Meeting, we will ask our stockholders of record as of the Record Date to vote on the following proposals:
(i)	to adopt the Merger Agreement;
(ii)
to approve the adjournment of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting; and

(iii)	to approve, on a non-binding, advisory basis, certain compensation that will or may become payable to our named executive officers in connection with the Merger.
Quorum
As of the Record Date, there were 31,867,074 shares of Common Stock outstanding and entitled to be voted at the Special Meeting. The holders of a majority of the voting power of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting, present by attendance via the Virtual Special Meeting Website or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. As a result, 15,933,538 shares of Common Stock must be present by attendance via the Virtual Special Meeting Website or represented by proxy to constitute a quorum. Shares that abstain on one or more of the proposals to be considered at the Special Meeting will be counted as present for purposes of determining the existence of a quorum.
Because each of the Merger Proposal, the Adjournment Proposal and the Compensation Proposal is a “non-routine” matter, a broker, bank or other nominee that does not receive voting instructions from the beneficial owner with respect to any of the proposals will have no discretionary authority to vote those shares on any matter, and those shares will not be counted as present at the Special Meeting for quorum purposes. Shares for which a broker, bank or other nominee receives voting instructions with respect to one or more, but not all, of the proposals will be counted as present at the Special Meeting for quorum purposes.
If a quorum is not present at the Special Meeting, the Company’s Amended and Restated Bylaws (the “Bylaws”) provide that either the chairperson of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present by attendance via the Virtual Special Meeting Website or represented by proxy, may adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting. An adjournment for lack of a quorum does not require approval of the Adjournment Proposal.
Required Vote
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote on the matter. Approval of the Adjournment Proposal and the Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present, by attendance via the Virtual Special Meeting Website, or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal and the Compensation Proposal, at a meeting at which a quorum is present. If a quorum is not present at the Special Meeting, the Bylaws provide that either the chairperson of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present by attendance via the Virtual Special Meeting Website or represented by proxy, may adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, until a quorum is present or represented. An adjournment for lack of a quorum does not require approval of the Adjournment Proposal.
Stock Ownership and Interests of Certain Persons
As of the Record Date, our directors and executive officers beneficially owned an aggregate of 2,308,966 shares of Common Stock, representing approximately 7.2% of the outstanding shares of Common Stock.
Our directors and executive officers have informed us that they currently intend to vote all of their shares of Common Stock: (i) “FOR” the Merger Proposal; (ii) “FOR” the Adjournment Proposal; and (iii) “FOR” the Compensation Proposal.
On September 17, 2026, in connection with the execution of the Merger Agreement, Parent entered into voting and support agreements (the “Voting Agreements”) with each of our directors and named executive officers and certain stockholders affiliated with the family of the Company’s late founder, Dr. Sotirios J. Vahaviolos (collectively, the “Voting Agreement Stockholders” and, each, a “Voting Agreement Stockholder”), pursuant to which the Voting Agreement Stockholders have agreed to, among other things, and subject to certain conditions, vote, or cause to be voted, shares of Common Stock representing approximately 29.0% of the outstanding shares of Common Stock as of October 19, 2026, in favor of the Merger Proposal. For more information, please see “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger” and “The Merger—Voting Agreements” beginning on pages 58 and 68 of this proxy statement, respectively.
Voting of Proxies (page 27)
Any stockholder of record entitled to vote at the Special Meeting may submit a proxy by returning a signed proxy card by mail or granting a proxy electronically over the Internet or by telephone or may attend the Special Meeting to vote via the Virtual Special Meeting Website. If you are a beneficial owner and hold your shares of Common Stock in “street name” through a broker, bank or other nominee, you should instruct your broker, bank or other nominee on how you wish to vote your shares of Common Stock using the instructions provided by your broker, bank or other nominee. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals in this proxy statement are non-routine matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. A “broker non-vote” occurs when a broker, bank or other nominee submits a proxy for shares held in “street name” but does not vote on a particular proposal because it has not received voting instructions on that proposal and lacks discretionary authority to vote on it. Because none of the proposals is a routine matter, broker non-votes are expected to arise only if a beneficial owner provides voting instructions on one or more, but not all, of the proposals; if you provide no voting instructions, your shares will not be represented at the Special Meeting. Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your shares of Common Stock for each proposal or that you obtain from such broker, bank or other nominee a valid proxy issued in your name and vote at the Special Meeting.
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by (i) submitting a new proxy bearing a later date over the Internet or by telephone by the applicable deadline or by mail so that it is received by 11:59 p.m. Eastern Time on the day before the Special Meeting, (ii) delivering a written notice of revocation so that it is received by our Secretary by 11:59 p.m. Eastern Time on the day before the Special Meeting or (iii) attending the Special Meeting and voting via the Virtual Special Meeting Website, pursuant to the instructions set forth in “The Special Meeting—Revocability of Proxies” beginning on page 27 of this proxy statement. If you hold your shares of Common Stock in “street name,” you should contact your broker, bank or other nominee for instructions regarding how to change your vote.
The failure of any stockholder of record to submit a proxy or to vote at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal but will have no effect on the Adjournment Proposal and Compensation Proposal. If you sign, date and return your proxy card without indicating how you wish to vote on the Merger Proposal, your proxy will be voted “FOR” the Merger Proposal. If you hold your shares of Common Stock in “street name,” the failure to instruct your broker, bank or other nominee on how to vote your shares on any of the proposals (a broker non-vote) will have the same effect as a vote “AGAINST” the Merger Proposal, but, assuming a quorum is present, will have no effect on the outcome of any vote on the Adjournment Proposal or the Compensation Proposal.
Expenses of Proxy Solicitation (page 28)
The Board is soliciting your proxy, and the Company will bear the cost of soliciting proxies. We have engaged the services of D.F. King & Co., Inc. (“D.F. King”) to solicit proxies for the Special Meeting. In connection with its retention, D.F. King has agreed to provide consulting, analytic and proxy solicitation services in connection with the Special Meeting. We have agreed to pay D.F. King a one-time fee of $12,500 and a monthly fee of $3,500, plus reasonable and documented out-of-pocket expenses, for its services, and we will indemnify D.F. King for certain losses arising out of its proxy solicitation services. In addition to the solicitation of proxies by mail, proxies may be solicited by our directors, officers and employees, or representatives of D.F. King, in person or by telephone, email or other means of communication, and we may pay persons holding shares of Common Stock on behalf of others their expenses for sending proxy materials to their principals. No additional compensation will be paid to our directors, officers or employees for their services in connection with solicitation of proxies.
Certain Effects of the Merger on the Company (page 33)
Upon the terms and subject to the conditions of the Merger Agreement, Acquisition Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation as a wholly owned subsidiary of Parent. As a result of the Merger, the Company will cease to be a publicly traded company and will cease to be listed on the New York Stock Exchange (“NYSE”). If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation, and instead will only be entitled to receive $20.35 per share in cash (the “Merger Consideration”), except that if you are entitled to and have properly demanded statutory appraisal for your shares in accordance with, and have complied in all respects with, Section 262 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and such demand is not effectively withdrawn or lost, you will be entitled only to those rights granted under Section 262 of the DGCL as described in “Appraisal Rights” beginning on page 107 of this proxy statement and Appendix D to this proxy statement, which is incorporated by reference herein.
The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the parties to the Merger Agreement and specified in such certificate of merger.
Effect on the Company if the Merger is Not Completed (page 33)
If the Merger Proposal is not adopted by the stockholders of the Company or if the Merger is not completed for any other reason, you will not receive any payment for your shares of Common Stock. Instead, we will remain a public company, Common Stock will continue to be listed and traded on the NYSE and registered under the

Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we will continue to be obligated to file periodic reports with the SEC. Under specified circumstances, we may be required to pay Parent or its designee a termination fee equal to approximately $27.5 million (the “Company Termination Fee”) or the Parent Expense Reimbursement (as defined in “The Merger Agreement—Termination—Termination Fees and Expense Reimbursement” beginning on page 98 of this proxy statement), or may be entitled to receive a termination fee of approximately $49.9 million (the “Parent Termination Fee”) from Parent, upon the termination of the Merger Agreement, as described in “The Merger Agreement—Termination—Termination Fees and Expense Reimbursement.”
Merger Consideration (page 34)
At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares held by the Company as treasury stock or held directly by Parent or Acquisition Sub (or any direct or indirect wholly owned subsidiaries of Parent or Acquisition Sub) (the “Cancelled Shares”) or (ii) shares of Common Stock held by stockholders who are entitled to and have properly demanded, and not effectively withdrawn or lost, statutory appraisal for such shares in accordance with, and have complied in all respects with, Section 262 of the DGCL (“Dissenting Shares”)) will be converted automatically into the right to receive Merger Consideration, without interest, subject to any withholding of taxes required by applicable law. All shares of Common Stock converted into the right to receive the Merger Consideration will automatically be cancelled and cease to exist at the Effective Time, and each certificate formerly representing such shares will thereafter represent only the right to receive the Merger Consideration.
As described further in “The Merger Agreement—Exchange and Payment Procedures” beginning on page 80 of this proxy statement, at the closing of the Merger (the “Closing”) and substantially concurrently with the Effective Time, Parent will cause to be deposited with a reputable bank or trust company reasonably acceptable to the Company (the “Paying Agent”), cash sufficient to pay the aggregate Merger Consideration. Following the completion of the Merger, after a stockholder has provided the Paying Agent with such stockholder’s stock certificates and a letter of transmittal, the Paying Agent will promptly pay the stockholder the Merger Consideration to which such stockholder is entitled. Stockholders who hold shares of Common Stock in book-entry form (other than shares held through The Depository Trust Company (“DTC”)) will not be required to deliver stock certificates to the Paying Agent to receive the Merger Consideration to which they are entitled. Holders of shares of Common Stock in book-entry form who hold such shares through DTC will not be required to deliver an executed letter of transmittal to the Paying Agent to receive the Merger Consideration to which they are entitled.
After the completion of the Merger, under the terms of the Merger Agreement, you will have the right to receive the Merger Consideration, but you will no longer have any rights as a stockholder of the Company (except that stockholders who hold Dissenting Shares will not have the right to receive the Merger Consideration but will instead have the right to receive a payment for the “fair value” of their Dissenting Shares as determined by the Delaware Court of Chancery pursuant to an appraisal proceeding as contemplated by Delaware law, as described in “Appraisal Rights” beginning on page 107 of this proxy statement and Appendix D to this proxy statement, which is incorporated by reference herein).
Treatment of Outstanding Equity-Based Awards (page 79)
The Merger Agreement provides for the following treatment of equity-based awards relating to Common Stock:
Stock Options
At the Effective Time, each outstanding option to purchase shares of Common Stock (each, a “Company Option”), whether vested or unvested, will automatically and without any required action on the part of the holder thereof or the Company, be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (i) the total number of shares of Common Stock underlying such Company Option multiplied by (ii) the excess, if any, of the Merger Consideration over the applicable exercise price per share of the Common Stock subject to such Company Option, less applicable tax withholdings; provided, that any Company Option with an exercise price that is equal to or greater than the Merger Consideration as of the Effective Time will be cancelled for no consideration.
Restricted Stock Units
At the Effective Time, each outstanding restricted stock unit covering shares of Common Stock the vesting of which is conditioned solely upon satisfaction of time-based vesting requirements (each, a “Company RSU”), whether vested or unvested, will automatically and without any required action on the part of the holder thereof or the Company, be cancelled and converted into the right to receive (without interest) a cash payment equal to the product of (i) the total number of shares of Common Stock subject to such Company RSU immediately prior to the Effective Time and (ii) the Merger Consideration, less applicable tax withholdings.
Performance-Based Restricted Stock Units
At the Effective Time, each outstanding restricted stock unit the vesting of which is conditioned, in whole or in part, on achievement of one or more performance goals or performance metrics (each, a “Company PRSU”), whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will automatically and without any required action on the part of the holder thereof or the Company, be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (i) the total number of shares of Common Stock subject to such Company PRSU immediately prior to the Effective Time (with the applicable performance metrics deemed achieved immediately prior to the Effective Time at the greater of (A) target performance and (B) actual performance as of immediately prior to the Effective Time) and (ii) the Merger Consideration, less applicable tax withholdings. The Compensation Committee of the Board will determine the number of shares of Common Stock deemed to be earned under each Company PRSU at least three business days prior to the Effective Time based on actual performance through the date on which the Closing occurs (such date, the “Closing Date”). Subject to the Company’s timely receipt of a duly executed election and waiver agreement (a “PRSU Waiver Agreement”) from each individual who received an award of Company PRSUs during the Company’s 2026 fiscal year (each, a “Company PRSU Holder”), such Company PRSU Holder will be entitled to elect to have such Company PRSUs either (x) paid at the Closing based on target performance, subject to the terms of the Merger Agreement, or (y) paid following the Closing, after actual performance has been finally determined, based on such actual performance and otherwise subject to the terms of the Merger Agreement and consistent with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
Payment of Company Options, Company RSUs and Company PRSUs
The Surviving Corporation will, and Parent will cause the Surviving Corporation to, pay to the holders of Company Options, Company RSUs and Company PRSUs the amounts as respectively described above no later than the first regularly scheduled payroll date of the Surviving Corporation that is at least three business days after the Closing Date; provided that such payments may be made at such other time or times following the Effective Time consistent with the terms of the Company RSU or Company PRSU (as may be amended by the terms of an applicable PRSU Waiver Agreement), as applicable, to the extent necessary to avoid the imposition of additional income tax.
Adjustments
In the event that, between September 17, 2026, the date of the Merger Agreement, and the Effective Time, any change in the outstanding shares of Common Stock occurs as a result of any stock split, reverse stock split, stock dividend (including any dividend or distribution of equity interests of the Company convertible into or exchangeable for shares of Common Stock), recapitalization, reclassification, combination, exchange of shares or other similar event, should such action be authorized and permitted in accordance with the Merger Agreement, the Merger Consideration will be equitably adjusted to reflect such event and to provide to holders of Company Options, Company RSUs and Company PRSUs the same economic effect as contemplated by the Merger Agreement prior to such event. The same adjustment applies to holders of Common Stock; see “The Merger—The Merger Consideration” beginning on page 34 of this proxy statement.
Recommendation of the Board and Reasons for the Merger (page 44)
The Board, after consulting with its financial advisor and outside legal counsel, and after carefully reviewing and considering various factors described in “The Merger—Reasons for the Merger” beginning on page 44 of this proxy statement, at a meeting duly called and held at which all members of the Board were present, unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to and in the best interests of the Company and its stockholders, (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) directed that the Merger Agreement be submitted to the stockholders of the Company for adoption at the Special Meeting, and (iv) recommended that the Company’s stockholders adopt the Merger Agreement.

The Board unanimously recommends that you vote: (i) “FOR” the Merger Proposal; (ii) “FOR” the Adjournment Proposal; and (iii) “FOR” the Compensation Proposal.
Opinion of the Company’s Financial Advisor (page 49)
On September 17, 2026, Robert W. Baird & Co. Incorporated (“Baird”) orally rendered its opinion to the Board (which was subsequently confirmed in writing by delivery of Baird’s written opinion addressed to the Board dated September 17, 2026) as to the fairness, as of such date and from a financial point of view, to the holders of Common Stock (other than (i) the Company as holder of treasury stock, (ii) Parent, Acquisition Sub and any other direct or indirect wholly owned subsidiary of Parent and (iii) holders of Dissenting Shares (collectively, the “Excluded Holders”)) of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement. Baird’s opinion was directed to the Board (in its capacity as the Board) and only addressed the fairness, from a financial point of view, to the holders of Common Stock (other than the Excluded Holders) of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement and did not address any other terms, aspects or implications of the Merger or any agreements, arrangements or understandings entered into in connection with the Merger.
The full text of the written opinion of Baird, dated September 17, 2026, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Baird in preparing its opinion, is attached as Appendix C to this proxy statement and is incorporated herein by reference. The summary of the opinion of Baird set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company’s stockholders are urged to read the opinion in its entirety. However, neither Baird’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Board, any security holder of the Company or any other person as to how to act or vote with respect to any matter relating to the Merger.
For a description of the opinion that the Board received from Baird, see the section titled “The Merger—Opinion of the Company’s Financial Advisor” beginning on page 49 and for the full text of the written opinion of Baird, see Appendix C to this proxy statement.
Interests of the Directors and Executive Officers of the Company in the Merger (page 58)
When considering the unanimous recommendation of the Board that you vote “FOR” the Merger Proposal, you should be aware that certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, your interests as a stockholder. The Board was aware of these interests in, among other matters, approving the Merger Agreement and the Merger and in unanimously recommending that the Merger Agreement be adopted by the stockholders of the Company. These interests include, but are not limited to, the following:
•
Severance Benefits. Certain of our named executive officers are entitled to severance benefits under their respective pre-existing employment agreements with us if their employment terminates in certain circumstances, the material terms of which are described in “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger—Potential Change in Control and Severance Entitlements to the Company’s Executive Officers” beginning on page 61 of this proxy statement;

•
Treatment of Equity Awards. Certain of our directors and executive officers hold equity awards, the treatment of which is described in “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger—Treatment of Company Equity Awards” beginning on page 59 of this proxy statement;

•
Voting Agreements. Our directors, executive officers and certain other stockholders have entered into the Voting Agreements in connection with the Merger Agreement and the transactions contemplated thereby, including the Merger, which are described in “The Merger—Voting Agreements” beginning on page 68 of this proxy statement;

•
Retention Bonus Arrangements. In connection with the Merger, the Compensation Committee of the Board approved cash retention bonus awards for certain of our executive officers. The retention bonuses will vest 50% upon the Effective Time and 50% upon the 12-month anniversary of the Effective Time, subject to continued employment and accelerated vesting upon certain qualifying terminations, as further described in “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger—Retention Bonus Arrangements” beginning on page 62 of this proxy statement; and

•
Indemnification Rights. Our directors and executive officers are entitled to continued indemnification pursuant to the Merger Agreement, our organizational documents and certain indemnification agreements, as well as directors’ and officers’ liability insurance, which is described in “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger—Indemnification Insurance” beginning on page 63 of this proxy statement.

In addition to the foregoing specific interests in the Merger, if the Merger Proposal is adopted by our stockholders and the Merger is completed, any shares of Common Stock held by our directors and executive officers will be treated in the same manner as outstanding shares of Common Stock held by all other stockholders entitled to receive the Merger Consideration, as described in more detail in “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger—Treatment of Shares of Common Stock” beginning on page 58 of this proxy statement.
These interests are discussed in more detail in “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger” beginning on page 58 of this proxy statement.
Voting Agreements (page 68)
Immediately following the execution of the Merger Agreement, the Voting Agreement Stockholders, which include each of our directors and named executive officers and certain other stockholders, entered into Voting Agreements with Parent. Pursuant to the Voting Agreements, the Voting Agreement Stockholders have agreed to, among other things, and subject to certain conditions, vote, or cause to be voted, their shares of Common Stock in favor of the Merger Proposal and against any competing acquisition proposal. The shares of Common Stock covered by the Voting Agreements constituted approximately 29.0% of the outstanding shares of Common Stock as of October 19, 2026. The Voting Agreement Stockholders have also agreed to certain restrictions on transfers of their shares and have waived their appraisal rights under Section 262 of the DGCL. For more information, please see “The Merger—Voting Agreements” beginning on page 68 of this proxy statement.
Financing of the Merger (page 65)
H.I.G. Middle Market LBO Fund IV, L.P., an affiliated fund of H.I.G. (“H.I.G. Fund”), has committed to provide or cause to be provided equity financing to Parent (the “Equity Financing”) in an amount sufficient, together with the Debt Financing (as defined below) and other available funds, to fund the aggregate Merger Consideration, repay certain existing indebtedness of the Company and its subsidiaries, and pay related fees and expenses, all subject to the terms and conditions set forth in H.I.G. Fund’s commitment letter with Parent, dated as of September 17, 2026 (the “Equity Commitment Letter”).
Certain institutional lenders (collectively, the “Committed Lenders”) have committed to provide debt financing in connection with the Merger (the “Debt Financing” and together with the Equity Financing, the “Financing”), pursuant to the debt commitment letter dated as of September 17, 2026, by and among Acquisition Sub and the Committed Lenders (the “Debt Commitment Letter” and, collectively with the Equity Commitment Letter, the “Commitment Letters”). The term loan facility and, at the borrower’s election, a portion of the revolving facility are expected to be drawn on the Closing Date of the Merger for purposes of financing a portion of the Merger Consideration, funding the repayment of certain indebtedness of the Company, paying certain fees and expenses related to the foregoing and the transactions related thereto and the financing contemplated by the Debt Commitment Letter and funding ongoing working capital requirements and/or other general corporate purposes of the Company and its subsidiaries.
Limited Guarantee (page 67)
Pursuant to a limited guarantee delivered by H.I.G. Fund (in that capacity, the “Guarantor”) to the Company, dated as of September 17, 2026 (the “Limited Guarantee”), H.I.G. Fund has unconditionally and irrevocably agreed to guarantee payment of certain obligations of Parent under the Merger Agreement, including (i) the Parent Termination Fee, (ii) the Costs of Collection (as defined in “The Merger Agreement—Termination—Termination Fees and Expense Reimbursement—General” beginning on page 100 of this proxy statement) and (iii) the Reimbursement Obligations (as defined in “The Merger Agreement—Financing Efforts” beginning on page 94 of this proxy statement), in an aggregate amount not to exceed $51.4 million, subject to certain conditions and limitations set forth in the Limited Guarantee.

Appraisal Rights (page 107)
If the Merger is approved by our stockholders and becomes effective, holders of Dissenting Shares will be entitled to statutory appraisal rights pursuant to Section 262 of the DGCL. This means that such stockholders are entitled to seek appraisal of their Dissenting Shares and to receive payment in cash for the “fair value” of such Dissenting Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The ultimate amount holders receive in an appraisal proceeding may be less than, equal to or more than the amount such holders would have received under the Merger Agreement. For a description of the rights of holders of Dissenting Shares and of the procedures to be followed in order to assert such rights and obtain payment of the fair value of such Dissenting Shares, see Section 262 of the DGCL, which is attached as Appendix D to this proxy statement and incorporated by reference herein, as well as the information set forth below.
IN ORDER TO PROPERLY EXERCISE YOUR APPRAISAL RIGHTS IN CONNECTION WITH THE MERGER, YOU MUST DELIVER A WRITTEN DEMAND FOR APPRAISAL IN ACCORDANCE WITH THE REQUIREMENTS OF SECTION 262 OF THE DGCL TO THE COMPANY BEFORE THE VOTE IS TAKEN ON THE ADOPTION OF THE MERGER AGREEMENT AT THE SPECIAL MEETING, MUST NOT VOTE, VIA THE VIRTUAL SPECIAL MEETING WEBSITE OR BY PROXY, IN FAVOR OF THE MERGER PROPOSAL, MUST CONTINUE TO HOLD (OF RECORD OR BENEFICIALLY) YOUR SHARES FROM THE DATE OF MAKING THE DEMAND FOR APPRAISAL THROUGH THE EFFECTIVE TIME AND MUST COMPLY WITH THE OTHER REQUIREMENTS OF SECTION 262 OF THE DGCL. MERELY VOTING AGAINST THE MERGER PROPOSAL WILL NOT PRESERVE YOUR RIGHT TO APPRAISAL UNDER SECTION 262 OF THE DGCL. BECAUSE A PROXY THAT IS SIGNED AND SUBMITTED BUT DOES NOT OTHERWISE CONTAIN VOTING INSTRUCTIONS WILL, UNLESS REVOKED, BE VOTED IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT, IF YOU SUBMIT A PROXY AND WISH TO EXERCISE APPRAISAL RIGHTS, YOU MUST INCLUDE VOTING INSTRUCTIONS TO VOTE YOUR SHARES OF COMMON STOCK AGAINST, OR ABSTAIN WITH RESPECT TO, THE ADOPTION OF THE MERGER AGREEMENT. NEITHER VOTING AGAINST THE ADOPTION OF THE MERGER AGREEMENT, NOR ABSTAINING FROM VOTING OR FAILING TO VOTE ON THE MERGER PROPOSAL, WILL IN AND OF ITSELF CONSTITUTE A WRITTEN DEMAND FOR APPRAISAL SATISFYING THE REQUIREMENTS OF THE DGCL. THE WRITTEN DEMAND FOR APPRAISAL MUST BE IN ADDITION TO AND SEPARATE FROM ANY PROXY OR VOTE ON THE ADOPTION OF THE MERGER AGREEMENT. IF YOU HOLD YOUR SHARES OF COMMON STOCK THROUGH A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BROKER, BANK OR OTHER NOMINEE TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE MAKING OF A DEMAND FOR APPRAISAL BY SUCH BROKER, BANK OR OTHER NOMINEE. IN VIEW OF THE COMPLEXITY OF THE DGCL, STOCKHOLDERS WHO MAY WISH TO PURSUE APPRAISAL RIGHTS SHOULD PROMPTLY CONSULT THEIR LEGAL AND FINANCIAL ADVISORS.
Certain U.S. Federal Income Tax Consequences of the Merger (page 72)
The Merger generally will be a taxable transaction for U.S. federal income tax purposes. The receipt of cash by a U.S. holder (as defined in “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger” beginning on page 72 of this proxy statement) in exchange for such U.S. holder’s shares of Common Stock in the Merger generally will result in the recognition of taxable gain or loss in an amount equal to the difference, if any, between the cash such U.S. holder receives in the Merger (including any cash required to be withheld for tax purposes) and such U.S. holder’s adjusted tax basis in such surrendered shares. Gain or loss will be determined separately for each block of shares of Common Stock (that is, shares acquired for the same cost in a single transaction), as applicable. U.S. holders may be subject to backup withholding with respect to tax unless the U.S. holder complies with certain certification procedures under the backup withholding rules.
A non-U.S. holder (as defined in “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger” beginning on page 72 of this proxy statement) generally will not be subject to U.S. federal income tax with respect to the exchange of such non-U.S. holder’s shares of Common Stock for cash in the Merger unless such non-U.S. holder has certain connections to the United States or the Company is, or was during the relevant period, a U.S. real property holding corporation. Non-U.S. holders may be subject to backup withholding with respect to tax unless the non-U.S. holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding.

For more information, stockholders should refer to “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger,” beginning on page 72 of this proxy statement, and consult their own tax advisors concerning the U.S. federal income tax consequences to them of the Merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or foreign taxing jurisdiction.
Regulatory Approvals Required for the Merger (page 70)
Under the Merger Agreement, the Merger cannot be completed until (i) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), has expired or been terminated, (ii) any waiting period, together with any extension thereof, under any competition law or other law specified in the Merger Agreement by virtue of the Company’s disclosure letter has expired or been terminated and, if applicable, any affirmative approval of a governmental entity so specified has been obtained, and (iii) Other Required Regulatory Approvals (as defined in “The Merger—Regulatory Approvals Required—General” beginning on page 70 of this proxy statement) have been obtained or the applicable review periods have expired. Effective October 22, 2026, the Federal Trade Commission granted early termination of the HSR Act waiting period.
Certain regulatory actions with respect to the Company’s nuclear regulatory licenses, including required filings with the U.S. Nuclear Regulatory Commission (the “NRC”) and Agreement States (as defined in “The Merger—Regulatory Approvals Required—Nuclear Materials” beginning on page 71 of this proxy statement), must also be completed or confirmed as not required prior to the consummation of the Merger. For more information about regulatory clearances relating to the Merger, see “The Merger—Regulatory Approvals Required.”
Go-Shop Period (page 86)
The Merger Agreement provides for a 40-calendar-day period following the date of the Merger Agreement (expiring at 11:59 p.m. Eastern Time on October 27, 2026) (the “Go-Shop Period”), during which the Company and its representatives may:
•
initiate, solicit and encourage any alternative Acquisition Proposals (as defined in “The Merger Agreement—No Solicitation of Other Offers; Change of Recommendation—Certain Definitions” beginning on page 89 of this proxy statement), including by providing information (including non-public information) to third parties pursuant to acceptable confidentiality agreements;

•	enter into and engage in discussions or negotiations with third parties in connection with alternative Acquisition Proposals; and
•	otherwise cooperate with or assist or participate in, or facilitate, any such inquiries, proposals, discussions or negotiations.
For more information about activity during the Go-Shop Period, see the last paragraph of the section entitled “The Merger—Background of the Merger.”
No Solicitation of Other Offers (page 87)
After the expiration of the Go-Shop Period, the Merger Agreement provides for customary “no-shop” restrictions, pursuant to which, from and after the first calendar day immediately after the Go-Shop Period (the “No-Shop Start Date”), until the earlier of the receipt of the Company Stockholder Approval (as defined in “The Merger Agreement—Conditions to the Closing of the Merger—Mutual Conditions” beginning on page 96 of this proxy statement) and the termination of the Merger Agreement in accordance with its terms, the Company will not, and will cause our subsidiaries and our and their respective representatives not to, directly or indirectly:
•
initiate, solicit, knowingly facilitate or knowingly encourage the submission of any Acquisition Proposal other than to inform any third party that provisions contained in the Merger Agreement prohibit such discussions;

•
engage in, continue or otherwise participate in any discussions or negotiations that could reasonably be expected to lead to the submission of any Acquisition Proposal other than to inform any third party that provisions contained in the Merger Agreement prohibit such discussions;

•	provide any non-public information in connection with any Acquisition Proposal or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal;

•
waive, terminate, modify, fail to enforce or release any person (other than Parent, Acquisition Sub and their respective affiliates and representatives) under any “standstill” or similar agreement or obligation, or exempt any person (other than Parent, Acquisition Sub and their respective affiliates and representatives) from the restrictions under any takeover laws;

•	enter into any acquisition agreement with respect to any Acquisition Proposal; or
•	formally propose, resolve or agree to do any of the foregoing.
Notwithstanding the foregoing restrictions (collectively, the “No-Shop Restrictions”), if at any time following the expiration of the Go-Shop Period and prior to receiving the Company Stockholder Approval:
•	we receive a bona fide written Acquisition Proposal from a third party;
•	such Acquisition Proposal did not otherwise result from a breach or deemed breach of the No-Shop Restrictions; and
•
the Board determines in good faith, after consultation with its financial advisor and outside legal counsel, based on information then available, that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal (as defined in “The Merger Agreement—No Solicitation of Other Offers; Change of Recommendation—Certain Definitions” beginning on page 89 of this proxy statement), then, subject to providing at least 24 hours’ prior written notice of our decision to take such action to Parent and a reasonably detailed description of the Acquisition Proposals in compliance with the terms of the Merger Agreement, we may:
•
furnish information with respect to us and our subsidiaries to the third party making such Acquisition Proposal, its representatives and potential sources of financing pursuant to one or more acceptable confidentiality agreements; and

•	participate in discussions or negotiations with such third party regarding such Acquisition Proposal;
provided, that any information concerning us or our subsidiaries to be provided or made available to any third party will, to the extent not previously provided or made available to Parent or Acquisition Sub, be provided or made available to Parent or Acquisition Sub concurrently with or promptly following such time as it is provided or made available to such third party.
Except as expressly permitted by the Merger Agreement, from and after the date of the Merger Agreement until the receipt of the Company Stockholder Approval or, if earlier, the termination of the Merger Agreement in accordance with its terms, neither the Board nor any committee thereof will:
•	adopt, approve or recommend, or publicly propose to adopt, approve or recommend, any Acquisition Proposal or any offer or proposal that would reasonably be expected to lead to an Acquisition Proposal;
•
withdraw, change or qualify or propose to publicly withdraw, qualify or modify, in a manner adverse to Parent or Acquisition Sub, the Board’s recommendation with respect to the Merger (the “Board Recommendation”);

•
approve or cause us to enter into any merger agreement, letter of intent or other similar agreement relating to any Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal;

•
fail to include the Board Recommendation in this proxy statement or fail to publicly reaffirm the Board Recommendation within five business days after Parent reasonably requests in writing (which request may be made not more than once per Acquisition Proposal or material change to an Acquisition Proposal);

•	fail to publicly recommend against any tender offer or exchange offer for our equity securities; or
•	formally resolve or agree to do or publicly propose to do any of the foregoing (any action set forth in the foregoing five bullets, a “Change of Board Recommendation”).
If we receive after the expiration of the Go-Shop Period a bona fide written Acquisition Proposal that the Board determines in good faith, after consultation with its financial advisor and outside legal counsel, constitutes a Superior Proposal, and such Acquisition Proposal did not result from a breach or deemed breach of the No-Shop Restrictions, the Board may, at any time prior to the receipt of the Company Stockholder Approval if the Board determines in good faith after consultation with its outside counsel that the failure to take such action would be inconsistent with its fiduciary duties to the Company’s stockholders, effect a Change of Board Recommendation with respect to such Superior Proposal and/or terminate the Merger Agreement, subject to compliance with certain notice and other requirements as set forth in the Merger Agreement (as described in “The Merger Agreement—No Solicitation of Other Offers; Change of Recommendation” beginning on page 87 of this proxy statement).
Restrictions on a Change of Board Recommendation (page 87)
At any time prior to the receipt of the Company Stockholder Approval, the Board may effect a Change of Board Recommendation if:
•
the Board determines in good faith, after consultation with its financial advisor and outside counsel, that an Intervening Event (as defined in “The Merger Agreement—No Solicitation of Other Offers; Change of Recommendation—Certain Definitions” beginning on page 89 of this proxy statement) has occurred and is continuing; and

•
the Board determines in good faith, after consultation with outside counsel, that the failure to effect a Change of Board Recommendation in response to such Intervening Event would be inconsistent with its fiduciary duties to the Company’s stockholders.

However, such Change of Board Recommendation will not occur until a time that is after the fourth business day following Parent’s receipt of written notice from the Company advising Parent of the material information and facts relating to such Intervening Event and stating that it intends to make a Change of Board Recommendation and provided that (i) during such four-business-day period the Company has negotiated in good faith with Parent to the extent Parent wishes to negotiate to make such adjustments to the terms and conditions of the Merger Agreement or the Commitment Letters as would enable the Board to proceed with the Board Recommendation and (ii) at the end of such four-business-day period, the Board maintains its determination described in the second bullet above (after taking into account any adjustments offered in writing by Parent to the material terms and conditions of the Merger Agreement or the Commitment Letters).
For a further discussion of the limitations on solicitation of Acquisition Proposals from third parties and the Board’s ability to make a Change of Board Recommendation with respect to the Merger Proposal, see “The Merger Agreement—No Solicitation of Other Offers; Change of Recommendation” beginning on page 87 of this proxy statement.
Conditions to the Closing of the Merger (page 96)
The parties expect to complete the Merger in late 2026 or early 2027. However, it is possible that factors outside of each party’s control could require them to complete the Merger at a later time or not to complete it at all.
The obligations of each of the Company, Parent and Acquisition Sub to consummate the Merger are subject to the satisfaction or, where permitted by law, waiver of the following mutual conditions:
•	the receipt of the Company Stockholder Approval;
•
the consummation of the Merger not then being restrained, enjoined or prohibited by any final order (whether temporary, preliminary or permanent) of a court of competent jurisdiction or any other governmental entity, and there being in effect no law enacted or promulgated by any governmental entity that makes illegal or otherwise prohibits the consummation of the Merger or the other transactions contemplated by the Merger Agreement; and

•
(A) the expiration or termination of any applicable waiting period (together with any extensions thereof) under the HSR Act and (B) the expiration or termination of any waiting period (together with any extensions thereof) under any other competition law or other law specified in the Merger Agreement and, if applicable, the receipt of any Other Required Regulatory Approvals, as defined in “The Merger—Regulatory Approvals Required” beginning on page 70 of this proxy statement.

The obligation of Parent and Acquisition Sub to consummate the Merger is subject to the satisfaction or waiver of additional conditions, including the accuracy of the Company’s representations and warranties (subject to specified qualifications and thresholds), the Company’s compliance in all material respects with its covenants, the absence of a Company Material Adverse Effect (as defined in “The Merger Agreement—Representations and

Warranties—Company Representations and Warranties” beginning on page 81 of this proxy statement) since the date of the Merger Agreement, and delivery by the Company of an officer’s certificate. The obligation of the Company to consummate the Merger is subject to the satisfaction or waiver of additional conditions, including the accuracy of Parent’s and Acquisition Sub’s representations and warranties subject to certain qualifications, Parent’s and Acquisition Sub’s compliance in all material respects with their covenants, and delivery by Parent of an officer’s certificate.
The Merger is not subject to any financing condition. See “The Merger Agreement—Conditions to the Closing of the Merger” beginning on page 96.
Termination of the Merger Agreement (page 97)
In general, the Merger Agreement and other transactions contemplated thereby may be terminated and the Merger and other transactions contemplated thereby may be abandoned at any time prior to the Effective Time, whether before or (subject to the terms of the Merger Agreement) after the receipt of the Company Stockholder Approval, by action taken or authorized by the board of directors of the terminating party or parties, in the following ways (subject to certain limitations and exceptions):
•	by mutual written consent of Parent and the Company, by action of their respective boards of directors, at any time prior to the Effective Time;
•	by either Parent or the Company:
○
if the Company’s stockholders fail to adopt the Merger Proposal at the Special Meeting, or any adjournment or postponement thereof, at which a vote on such proposal is taken (the “Stockholder Approval Termination Provision”);

○
if any court of competent jurisdiction or other governmental entity of competent jurisdiction issues an order or takes any other action, in each case, that permanently restrains, enjoins or otherwise prohibits the consummation of the Merger, and such order or other action has become final and non-appealable; or

○
if the Effective Time has not occurred on or before the Outside Date (as defined in “The Merger Agreement—Termination” beginning on page 97 of this proxy statement) (the “Outside Date Termination Provision”);

•	by the Company:
○
if, prior to receiving the Company Stockholder Approval, the Board has authorized the Company to enter into a definitive agreement with respect to a Superior Proposal immediately after termination of the Merger Agreement, to the extent permitted by and in accordance with the terms of the Merger Agreement; provided, that prior to or concurrently with, and as a condition of, such termination, the Company pays the Company Termination Fee described in “The Merger Agreement—Termination—Termination Fees and Expense Reimbursement” beginning on page 98 of this proxy statement;

○
if Parent or Acquisition Sub has breached any of their respective representations, warranties or covenants in the Merger Agreement, and the Company has delivered to Parent written notice of such breach and either such breach is not capable of being cured prior to the Outside Date, or at least 30 calendar days have elapsed since the date of delivery of such written notice to Parent and such breach will not have been cured in all material respects (the “Parent Breach Termination Provision”); or

○
if (i) the parties’ mutual conditions to the Closing and all of the conditions to Parent’s and Acquisition Sub’s obligations to consummate the Merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but which are then capable of satisfaction if the Closing were to occur on such date), (ii) Parent has failed to consummate the Merger as required pursuant to the Merger Agreement, (iii) the Company has delivered an irrevocable written notice to Parent stating that the Company is ready, willing and able to consummate the Merger, and (iv) Parent fails to consummate the Closing within three business days following the delivery of the irrevocable written notice referenced above (the “Parent Notice Termination Provision”);

•	by Parent:
○
if, prior to the receipt of the Company Stockholder Approval, (i) the Board effects a Change of Board Recommendation (whether or not in compliance with certain provisions of the Merger Agreement regarding non-solicitation and the Board Recommendation), (ii) the Company enters into a merger agreement, letter of intent or other similar agreement relating to an Acquisition Proposal, or (iii) the Company commits a willful and material breach of certain provisions of the Merger Agreement regarding non-solicitation and the Board Recommendation; or

○
at any time prior to the Effective Time, if (i) the Company has breached any of its representations, warranties or covenants in the Merger Agreement, in each case, such that any of the related closing conditions are not reasonably capable of being satisfied while such breach is continuing, (ii) Parent has delivered to the Company written notice of such breach, and (iii) either such breach is not capable of being cured prior to the Outside Date, or at least 30 calendar days have elapsed since the date of delivery of such written notice to the Company and such breach will not have been cured in all material respects (the “Company Breach Termination Provision”).

Termination Fees and Treatment of Expenses (page 98)
If the Merger Agreement is terminated:
•
by Parent if, prior to the receipt of the Company Stockholder Approval, (i) the Board effects a Change of Board Recommendation (whether or not in compliance with certain provisions of the Merger Agreement regarding non-solicitation and the Board Recommendation), (ii) the Company enters into a merger agreement, letter of intent or other similar agreement relating to an Acquisition Proposal, or (iii) the Company commits a willful and material breach of certain provisions of the Merger Agreement regarding non-solicitation and the Board Recommendation; or

•
by the Company if, prior to receiving the Company Stockholder Approval, the Board has authorized the Company to enter into a definitive agreement with respect to a Superior Proposal immediately after termination of the Merger Agreement, to the extent permitted by and in accordance with the terms of the Merger Agreement, then, the Company will pay to Parent or its designee (a) prior to or concurrently with, and as a condition of, such termination, in the case of a termination by the Company, or (b) within two business days thereafter, in the case of a termination by Parent, the Company Termination Fee; provided, that if the Merger Agreement is terminated by the Company during the Go-Shop Period in order to enter into a definitive agreement providing for a Superior Proposal, the Company will instead pay an amount equal to 50% of the Company Termination Fee. See “The Merger Agreement—Termination—Termination Fees and Expense Reimbursement—Company Termination Fee” beginning on page 98 of this proxy statement.
Furthermore, if (x) after the date of the Merger Agreement, an Acquisition Proposal has become publicly known or has been publicly delivered to the Board or a committee thereof and has not been irrevocably withdrawn at least two business days prior to (a) the date of the Special Meeting, in the case of a termination pursuant to the Stockholder Approval Termination Provision, or (b) the date of termination, in the case of a termination pursuant to the Outside Date Termination Provision or the Company Breach Termination Provision, (y) thereafter the Merger Agreement is terminated by Parent or the Company pursuant to the Outside Date Termination Provision, by Parent pursuant to the Company Breach Termination Provision or by either the Company or Parent pursuant to the Stockholder Approval Termination Provision, and (z) within 12 months after such termination, the Company enters into a definitive agreement with respect to any Acquisition Proposal or any Acquisition Proposal is consummated, then the Company will pay the Company Termination Fee to Parent within two business days of such entry or consummation, as applicable. For purposes of this provision, references to “20%” and “80%” in the definition of Acquisition Proposal are deemed to be references to “50%.”
If the Merger Agreement is terminated by Parent pursuant to the Company Breach Termination Provision as a result of a willful and material breach by the Company, then, without limitation of any other remedies available to Parent, the Company will pay to Parent, within three business days after such termination, the reasonable and documented out-of-pocket fees and expenses incurred by Parent and its affiliates in connection with the Merger

Agreement and the transactions contemplated thereby, up to a maximum of $7.0 million (the “Parent Expense Reimbursement”). Any Parent Expense Reimbursement actually paid to Parent will be credited against, and reduce, any Company Termination Fee subsequently payable by the Company.
Subject to the payment by the Company of the Parent Expense Reimbursement, all fees and expenses incurred in connection with the transactions contemplated by the Merger Agreement will be paid by the party incurring such fees or expenses.
Parent will pay to the Company the Parent Termination Fee if the Merger Agreement is terminated by the Company pursuant to (i) the Parent Breach Termination Provision, due to a willful and material breach, or (ii) the Parent Notice Termination Provision.
In circumstances where the Company Termination Fee is payable (other than as a result of a willful and material breach of the No-Shop Restrictions of the Merger Agreement), Parent’s receipt of the Company Termination Fee, together with reimbursement of reasonable, documented out-of-pocket expenses incurred in enforcing its right to receive such fee (not to exceed $1.5 million in the aggregate if such fee is recovered through litigation), will be Parent’s and Acquisition Sub’s sole and exclusive remedy against the Company, its subsidiaries, and their respective equity holders, partners, controlling persons, stockholders, members, managers, directors, officers, employees, agents, affiliates, and assignees (collectively, the “Company Related Parties”) for any losses arising from the failure of the Merger or other transactions contemplated by the Merger Agreement to be consummated, for any breach or failure to perform under the Merger Agreement, and upon payment of such amounts, no such person will have any further liability or obligation under the Merger Agreement. Additionally, while Parent may seek both specific performance or other equitable relief and payment of the Company Termination Fee, Parent will not be entitled to receive both (i) specific performance or other equitable relief that results in the closing of the Merger occurring and (ii) monetary damages or the Company Termination Fee.
In no event will either the Company or Parent be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, more than once. See “The Merger Agreement—Termination—Termination Fees and Expense Reimbursement” beginning on page 98 of this proxy statement for a discussion of the circumstances under which either party will be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, and the circumstances under which the Company will be required to pay the Parent Expense Reimbursement.
Specific Performance (page 101)
Subject to the terms of the Merger Agreement and the following proviso, the parties shall be entitled to specific performance of the terms of the Merger Agreement, including an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement, this being in addition to any other remedy to which the parties are entitled at law or in equity. Each of the parties waived (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any law to post security as a prerequisite to obtaining equitable relief. The Company’s or Parent’s pursuit of specific performance will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled; provided, that in no event shall the Company be entitled to both the receipt of the Parent Termination Fee and specific performance.
Notwithstanding the foregoing, the parties agreed that the Company shall only be entitled to injunctive relief, specific performance or other equitable relief to enforce specifically the obligations of Parent and Acquisition Sub to consummate the Closing and to cause Parent to enforce its right to cause the Equity Financing to be funded if (i) the parties’ mutual conditions to the Closing and all of the conditions to Parent’s and Acquisition Sub’s obligations to consummate the Merger have been satisfied or waived (other than those conditions which by their terms or nature are to be satisfied by performance at the Closing so long as such conditions will be satisfied at the Closing) and remain satisfied throughout the three-business-day period set forth in (v) below, (ii) the proceeds of the Debt Financing have been funded or will be funded at the Closing on the terms set forth in the Debt Commitment Letter if the Equity Financing is funded and the Closing will occur substantially concurrently with the Debt Financing being funded, (iii) Parent has failed to consummate the Merger on the date the Closing should have occurred pursuant to the terms of the Merger Agreement, (iv) the Company has given Parent written notice irrevocably confirming that, if Parent and Acquisition Sub specifically perform their respective obligations under the Merger Agreement and the Debt Financing is funded, the Closing will occur and the Company will consummate the Merger and the transactions contemplated by the Merger Agreement at the Closing and the Company remains ready, willing and able to consummate the Merger through the three-business-day period set forth in (v) below and (v) Parent fails to consummate the Merger within three business days following the date of delivery of written confirmation from the Company.
Market Prices and Dividend Data (page 110)
Our Common Stock is listed on the NYSE under the symbol “MG.” On September 17, 2026, the last trading day prior to the public announcement of the execution of the Merger Agreement, the closing price of Common Stock on the NYSE was $19.84 per share. On October 23, 2026, the latest practicable trading day before the printing of this proxy statement, the closing price of Common Stock on the NYSE was $21.53 per share. The Merger Consideration of $20.35 per share represents a premium of approximately 8% to the Company’s 30-day volume-weighted average share price and approximately 13% to the Company’s 90-day volume-weighted average share price, in each case for the period ended September 17, 2026, and also represents 61% price appreciation since December 31, 2025. You are encouraged to obtain current market prices of Common Stock in connection with voting your shares of Common Stock.
The Company has never declared a cash dividend on its Common Stock. Under the terms of the Merger Agreement, from the date of the Merger Agreement until the earlier of the Effective Time or the termination of the Merger Agreement, the Company may not declare or pay dividends to its holders of Common Stock without Parent’s prior written consent.
Delisting and Deregistration of Common Stock (page 71)
Under the Merger Agreement, the Company has agreed to cooperate with Parent and to use its reasonable best efforts to take all actions necessary, proper or advisable under applicable law and the rules and regulations of the NYSE to cause the delisting of the Common Stock from the NYSE and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after the Effective Time. As promptly as practicable following the completion of the Merger, Common Stock will be delisted from the NYSE and deregistered under the Exchange Act and we will no longer be required to file periodic reports with the SEC on account of Common Stock.
Litigation Relating to the Merger (page 72)
As of the date of this proxy statement, the Company has received two demand letters on behalf of purported stockholders of the Company pursuant to Section 220 of the DGCL, requesting access to certain books and records of the Company for the stated purposes of, among other things, investigating the fairness of the Merger Consideration and the process leading to the Merger, the independence and disinterestedness of the members of the Board and management, potential breaches of fiduciary duty or other corporate wrongdoing in connection with the Merger, and the adequacy of the Company’s disclosures regarding the Merger. The Company believes the claims asserted in these demands are without merit. As of the date of this proxy statement, there are no pending lawsuits challenging the Merger.
Potential plaintiffs may send additional demand letters or file lawsuits challenging the Merger between the date of this proxy statement and the Special Meeting. The outcome of any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Merger and result in substantial costs to the Company, including any costs associated with the indemnification of directors and officers.
Where Stockholders Can Find More Information (page 113)
You can find more information about us in the periodic reports and other information we file with the SEC. The information is available, free of charge, on the SEC’s website at www.sec.gov. In addition, you may obtain free copies of the documents we file with the SEC by going to our Internet website at www.mistrasgroup.com. Our Internet website address is provided as an inactive textual reference only. The information provided on our Internet website is not part of this proxy statement and, therefore, is not incorporated herein by reference. For a more detailed description of the additional information available, see “Where Stockholders Can Find More Information” beginning on page 113 of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to address briefly some commonly asked questions regarding the Special Meeting, the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the preceding section of this proxy statement entitled “Summary” beginning on page 1 of this proxy statement and the more detailed information contained elsewhere in this proxy statement, its appendices, including the Merger Agreement, and the other documents incorporated by reference herein, which you should read carefully and in their entirety.
Q:	Why am I receiving this proxy statement?
A:
You are receiving this proxy statement and the enclosed proxy card because you are a stockholder of record of the Company as of the Record Date for the Special Meeting, and the Board is soliciting your proxy to vote at the Special Meeting described in this proxy statement.

On September 17, 2026, the Company entered into the Merger Agreement with Parent and Acquisition Sub. Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, Acquisition Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation and becoming a wholly owned subsidiary of Parent.
If the Merger is completed, each issued and outstanding share of Common Stock, other than certain excluded shares, will be converted into the right to receive the Merger Consideration of $20.35 per share in cash, without interest and subject to any applicable withholding taxes.
This proxy statement has been prepared by the Company to provide you with important information about the proposed Merger and the Special Meeting, and to assist you in deciding how to vote on the proposals to be considered and voted upon at the Special Meeting. We encourage you to read this proxy statement carefully and in its entirety, including its appendices.
Q:	What proposals will be voted on at the Special Meeting?
A:	Stockholders will be asked to consider and vote upon three proposals at the Special Meeting:
•	Proposal 1 — The Merger Proposal: A proposal to adopt the Merger Agreement, which we refer to as the “Merger Proposal.”
•
Proposal 2 — The Adjournment Proposal: A proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting, which we refer to as the “Adjournment Proposal.”

•
Proposal 3 — The Compensation Proposal: A proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger, as disclosed in this proxy statement pursuant to Item 402(t) of Regulation S-K, which we refer to as the “Compensation Proposal.”

Completion of the Merger is not conditioned upon approval of the Adjournment Proposal or the Compensation Proposal. The Compensation Proposal is advisory and non-binding, and approval or disapproval of the Compensation Proposal will not affect whether the Merger is completed or the amount of compensation paid to the named executive officers in connection with the Merger.
Q:	What will I receive in the Merger?
A:
If the Merger is completed, each issued and outstanding share of Common Stock (other than (i) shares owned by the Company as treasury stock, (ii) shares owned by Parent, Acquisition Sub, or any other wholly owned subsidiary of Parent, and (iii) Dissenting Shares) will be automatically converted into the right to receive the Merger Consideration of $20.35 per share in cash, without interest, subject to any applicable withholding taxes.

You will not receive any fractional shares of any stock in the Merger. The Merger Consideration represents the total consideration you will receive for each share of Common Stock that you hold. After the Merger is completed, you will have no further ownership interest in the Company and will no longer participate in any future earnings or growth of the Company.

The Merger Consideration of $20.35 per share represents a premium of approximately 2.6% over the closing price of Common Stock on the NYSE on September 17, 2026, the last trading day before the public announcement of the Merger Agreement, and a premium of approximately 8.0% over the 30-day volume-weighted average closing share price of Common Stock on the NYSE for the period ended on September 17, 2026.
Q:	What does the Board recommend?
A:	The Board unanimously recommends that you vote:
•	FOR the Merger Proposal (Proposal 1);
•	FOR the Adjournment Proposal (Proposal 2); and
•	FOR the Compensation Proposal (Proposal 3).
In reaching its recommendation, the Board carefully considered a number of factors. For a full discussion of the factors considered by the Board in making its recommendation, see the sections of this proxy statement entitled “The Merger—Recommendation of the Board” and “The Merger—Reasons for the Merger.”
Q:	When and where is the Special Meeting?
A:
The Special Meeting will be held on November 24, 2026, at 9:00 a.m. Eastern Time. The Special Meeting will be conducted solely by means of remote communication as a virtual meeting via the Virtual Special Meeting Website. There will be no physical location for the Special Meeting. You will be able to attend the Special Meeting, submit your questions during the meeting and vote your shares electronically during the meeting by visiting the Virtual Special Meeting Website and using the control number included on your proxy card or on the instructions that accompanied your proxy materials (if you hold your shares in “street name,” you must obtain a legal proxy from your broker, bank or other nominee in order to vote at the Special Meeting).

Q:	Who is entitled to vote at the Special Meeting?
A:
The Board has established October 19, 2026, as the Record Date. Only holders of record of Common Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

As of the close of business on October 19, 2026, there were 31,867,074 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock entitles the holder to one vote on each proposal to be voted upon at the Special Meeting. There is no cumulative voting.
If your shares are held in “street name” through a bank, broker, or other nominee, you are considered the “beneficial owner” of those shares, and this proxy statement is being forwarded to you by your bank, broker, or nominee. As the beneficial owner, you have the right to direct your bank, broker, or nominee on how to vote your shares, but your bank, broker, or nominee is the stockholder of record for purposes of voting at the Special Meeting.
Q:	What constitutes a quorum at the Special Meeting?
A:
The holders of a majority of the voting power of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting, present by attendance via the Virtual Special Meeting Website or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

Shares that abstain on one or more of the proposals to be considered at the Special Meeting will be counted as present for purposes of determining the existence of a quorum. Because each of the Merger Proposal, the Adjournment Proposal and the Compensation Proposal is a “non-routine” matter, a broker, bank or other nominee that does not receive voting instructions from the beneficial owner with respect to any of the proposals will have no discretionary authority to vote those shares on any matter, and those shares will not be counted as present at the Special Meeting for quorum purposes. Shares for which a broker, bank or other nominee receives voting instructions with respect to one or more, but not all, of the proposals will be counted as present at the Special Meeting for quorum purposes.

Q:	What if a quorum is not present at the Special Meeting?
A:
If a quorum is not present at the Special Meeting, the Bylaws provide that either the chairperson of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present by attendance via the Virtual Special Meeting Website or represented by proxy, may adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, until a quorum is present or represented. An adjournment for lack of a quorum does not require approval of the Adjournment Proposal. At any adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Special Meeting as originally noticed. In addition, under the Bylaws, the chairperson of the Special Meeting has the authority to recess and/or adjourn the Special Meeting, whether or not a quorum is present and whether or not the Adjournment Proposal is approved, subject to the limits in the Merger Agreement, under which the Company may not postpone or adjourn the Special Meeting more than two times for lack of a quorum, or by more than 10 business days for any event giving rise to such postponement or adjournment, without Parent’s prior written consent. See “The Merger Agreement—Stockholder Meeting; Proxy Statement.”

When the Special Meeting is adjourned to another time or place, notice of the adjourned meeting need not be given if the time and place, if any, of the adjourned meeting, and the means of remote communication by which stockholders and proxy holders may be deemed present in person and vote at the adjourned meeting, are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.
Q:	What vote is required to approve each proposal?
A:	Each proposal has a different voting standard:
•
Merger Proposal (Proposal 1): The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote thereon. Failure to vote, abstentions, and broker non-votes will each have the same effect as a vote “AGAINST” the Merger Proposal.

•
Adjournment Proposal (Proposal 2): Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present, by attendance via the Virtual Special Meeting Website, or represented by proxy at the Special Meeting and entitled to vote on the proposal, at a meeting at which a quorum is present. An adjournment for lack of a quorum does not require approval of the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. If you fail to submit a proxy or to vote at the Special Meeting, or if your shares are held through a broker, bank or other nominee and you do not provide voting instructions, your shares will not be voted, but this will not have an effect on the outcome of the Adjournment Proposal.

•
Compensation Proposal (Proposal 3): Approval of the Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present, by attendance via the Virtual Special Meeting Website, or represented by proxy at the Special Meeting and entitled to vote on the proposal, at a meeting at which a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the Compensation Proposal. If you fail to submit a proxy or to vote at the Special Meeting, or if your shares are held through a broker, bank or other nominee and you do not provide voting instructions, your shares will not be counted in respect of, and therefore will not have an effect on, the Compensation Proposal. The vote on the Compensation Proposal is advisory only and will not be binding on the Company or the Board.

Q:	Are there any voting agreements with existing stockholders?
A:
Yes. Immediately following the execution of the Merger Agreement, each of the Voting Agreement Stockholders, which include each of the Company’s directors and named executive officers and certain stockholders affiliated with the family of the Company’s late founder, entered into a Voting Agreement with Parent pursuant to which the Voting Agreement Stockholders have agreed, among other things and subject to certain conditions, to vote shares of Common Stock representing approximately 29.0% of the outstanding shares in favor of the Merger Proposal. For more information, see “The Merger—Voting Agreements.”

Q:	What is the effect of abstentions on each proposal?
A:	The effect of an abstention depends on the proposal:
•
Merger Proposal: Because adoption of the Merger Agreement requires the affirmative vote of holders of a majority of all outstanding shares of Common Stock entitled to vote thereon, an abstention will have the same effect as a vote “AGAINST” the Merger Proposal.

•
Adjournment Proposal: Because approval of the Adjournment Proposal requires the affirmative vote of a majority of the voting power of the shares of Common Stock present by attendance via the Virtual Special Meeting Website or represented by proxy at the Special Meeting and entitled to vote on the proposal, an abstention will have the same effect as a vote “AGAINST” the Adjournment Proposal.

•
Compensation Proposal: Because approval of the Compensation Proposal requires the affirmative vote of a majority of the voting power of the shares of Common Stock present by attendance via the Virtual Special Meeting Website or represented by proxy at the Special Meeting and entitled to vote on the proposal, an abstention will have the same effect as a vote “AGAINST” the Compensation Proposal.

Q:	What is the effect of broker non-votes on each proposal?
A:
A “broker non-vote” occurs when a bank, broker, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner.

Under the rules of the NYSE, each of the Merger Proposal, the Adjournment Proposal, and the Compensation Proposal is considered a “non-routine” matter. Accordingly, if you hold your shares in street name and you do not provide your bank, broker, or nominee with voting instructions with respect to any of the proposals, your bank, broker, or nominee will not be permitted to vote your shares on any of those proposals, and your shares will not be represented at the Special Meeting or counted for purposes of determining whether a quorum is present. Shares for which the applicable broker, bank or other nominee receives instructions regarding how to vote on at least one of the proposals before the Special Meeting will be counted as present at the Special Meeting for quorum purposes. The effect of broker non-votes on each proposal is as follows:
•
Merger Proposal: Shares that are the subject of a broker non-vote will have the same effect as a vote “AGAINST” the Merger Proposal, because adoption of the Merger Agreement requires the affirmative vote of holders of a majority of all outstanding shares entitled to vote thereon.

•	Adjournment Proposal: Shares that are the subject of a broker non-vote will not be considered entitled to vote on the Adjournment Proposal and therefore will have no effect on its outcome.
•	Compensation Proposal: Shares that are the subject of a broker non-vote will not be considered entitled to vote on the Compensation Proposal and therefore will have no effect on its outcome.
We urge you to promptly provide your bank, broker, or nominee with voting instructions so that your shares may be voted on all proposals at the Special Meeting.
Q:	How do I vote?
A:	The method for voting depends on how your shares are held.
If you are a stockholder of record (meaning your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC), you may vote your shares using any of the following methods:
•
By Internet: Go to www.proxyvote.com and follow the on-screen instructions. You will need the control number found on your proxy card. Votes submitted via the Internet must be received by 11:59 p.m. Eastern Time on November 23, 2026, the day before the Special Meeting.

•
By Telephone: Call 1-800-690-6903 (toll-free) and follow the voice instructions. You will need the control number found on your proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on November 23, 2026, the day before the Special Meeting.

•
By Mail: Complete, sign, and date the enclosed proxy card and return it in the postage-paid envelope provided. Your proxy card must be received by 11:59 p.m. Eastern Time on November 23, 2026, the day before the Special Meeting.

•
At the Virtual Meeting: Attend and vote during the Special Meeting at www.virtualshareholdermeeting.com/MG2026SM using your control number. Even if you plan to attend the Special Meeting virtually, we encourage you to vote in advance by one of the methods above to ensure your vote is counted.

If you are a beneficial owner (street name holder), you should follow the voting instructions provided by your bank, broker, or nominee. Depending on your nominee, you may be able to vote over the Internet, by telephone, or by completing a voting instruction form. To vote at the Special Meeting, you must obtain a “legal proxy” from your bank, broker, or nominee and follow the registration instructions for the Special Meeting.
Q:	Can I change or revoke my proxy after I have submitted it?
A:	Yes. If you are a stockholder of record, you may change or revoke your proxy at any time before it is exercised at the Special Meeting by taking any of the following actions:
•	By submitting a new proxy bearing a later date (which automatically revokes the earlier proxy) by Internet, telephone or mail, by 11:59 p.m. Eastern Time the day before the Special Meeting;
•
By delivering a written notice of revocation to the Company’s Secretary, Eileen Coggins, at Mistras Group, Inc., 195 Clarksville Road, Princeton Junction, New Jersey 08550, so that it is received by 11:59 p.m. Eastern Time on the day before the Special Meeting; or

•	By attending and voting at the Special Meeting (attendance alone will not revoke your proxy).
If you are a beneficial owner of shares held in street name, you should follow the instructions provided by your bank, broker, or nominee to change or revoke your previously submitted voting instructions. You should contact your bank, broker, or nominee directly if you have any questions about how to revoke or change your voting instructions.
Please note that if you wish to vote at the Special Meeting after having previously submitted a proxy, you must follow the appropriate procedures described above to revoke or supersede your prior proxy.
Q:	What happens if I sign and return my proxy card without indicating how I wish to vote?
A:
If you sign and return your proxy card without indicating how you wish to vote with respect to a particular proposal, your shares will be voted in accordance with the Board’s recommendation with respect to that proposal. Accordingly, if you return a signed proxy card without voting instructions, your shares will be voted:

•	“FOR” the Merger Proposal (Proposal 1);
•	“FOR” the Adjournment Proposal (Proposal 2); and
•	“FOR” the Compensation Proposal (Proposal 3).
If any other matters are properly brought before the Special Meeting, the persons named as proxies in the enclosed proxy card will vote the shares represented by proxies in their discretion on such other matters in accordance with their judgment. As of the date of this proxy statement, we know of no other matters that will be presented for consideration at the Special Meeting.
Q:	Do I have appraisal rights in connection with the Merger?
A:
Yes. Under Section 262 of the DGCL, holders of shares of Common Stock who do not vote in favor of the adoption of the Merger Agreement and who otherwise comply with the applicable requirements and procedures of Section 262 of the DGCL are entitled to seek appraisal of the “fair value” of their shares as determined by the Delaware Court of Chancery. Beneficial owners may demand in their own name as well, as described in further detail in “Appraisal Rights—Demand Requirements.”

To exercise appraisal rights, you must: (i) not vote in favor of, or consent to, the adoption of the Merger Agreement; (ii) deliver to the Company a written demand for appraisal prior to the vote on the Merger

Agreement at the Special Meeting; and (iii) continuously hold your shares of Common Stock through the Effective Time of the Merger. If you vote in favor of the Merger Agreement or consent thereto, you will lose your appraisal rights.
The “fair value” of shares as determined by the Delaware Court of Chancery in an appraisal proceeding could be more than, equal to, or less than the $20.35 per share Merger Consideration. The costs of any appraisal proceeding may be assessed against parties as the Delaware Court of Chancery deems equitable under the circumstances.
The requirements for exercising appraisal rights are complex and technical. Failure to comply fully with the applicable requirements may result in the loss of appraisal rights. Stockholders wishing to exercise their appraisal rights are strongly encouraged to read the section of this proxy statement entitled “Appraisal Rights” in its entirety, review the full text of Section 262 of the DGCL, which is attached as Appendix D to this proxy statement, and consult with their legal counsel before electing to demand appraisal.
Q:	What happens if the Merger is not completed?
A:
If the Merger is not completed for any reason, the Company stockholders will not receive the $20.35 per share Merger Consideration. Instead, the Company will remain an independent publicly traded company listed on the NYSE under the symbol “MG,” and the Company’s Common Stock will continue to be traded on the NYSE.

The Merger Agreement contains certain termination rights for both the Company and Parent. Under certain circumstances in connection with the termination of the Merger Agreement, the Company may be required to pay Parent a termination fee of approximately $27.5 million. In the event the Merger Agreement is terminated by the Company in order to enter into a definitive agreement providing for a Superior Proposal during the Go-Shop Period, the Company Termination Fee payable is reduced to 50% of the full Company Termination Fee, or approximately $13.8 million. However, if the Merger Agreement is terminated by the Company due to certain circumstances, then Parent will pay the Company approximately $49.9 million. For a more detailed discussion of the termination provisions and fees, please see the sections of this proxy statement entitled “The Merger Agreement—Termination” and “The Merger Agreement—Termination—Termination Fees and Expense Reimbursement.”
If the Merger Agreement is terminated and the Board determines to seek another business combination, there can be no assurance that the Company will be able to find a party willing to enter into a transaction on terms equivalent to or more favorable than the terms set forth in the Merger Agreement. The market price of Common Stock may be adversely affected if the Merger is not completed.
Q:	When is the Merger expected to be completed?
A:
We currently expect the Merger to be completed as promptly as practicable after the conditions to the completion of the Merger are satisfied or waived, including receipt of required regulatory approvals and adoption of the Merger Agreement by the Company’s stockholders. We currently expect the Merger to be completed in late 2026 or early 2027.

However, we cannot predict with certainty when, or whether, the Merger will be completed. Completion of the Merger is subject to a number of conditions, including: (i) adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon; (ii) the absence of any law or order that restrains, enjoins, or otherwise prohibits the consummation of the Merger; (iii) the receipt of required regulatory approvals, including any required approvals under the HSR Act; (iv) the accuracy of the parties’ representations and warranties, subject to applicable materiality qualifiers; and (v) material compliance by the parties with their respective obligations under the Merger Agreement.
See the section of this proxy statement entitled “The Merger Agreement—Conditions to the Closing of the Merger” for a detailed description of these conditions.
Q:	Am I required to take any action with respect to the Merger?
A:
You are not required to take any action to complete the Merger itself. If the Merger is completed, your shares will automatically be converted into the right to receive the Merger Consideration of $20.35 per share in cash (subject to applicable withholding taxes), and instructions will be sent to you regarding how to surrender your stock certificates or uncertificated shares represented by book-entry (each, a “Book-Entry Share”) in exchange for the Merger Consideration.

However, your vote is critically important. The adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is a condition to the completion of the Merger. The Board unanimously recommends that you vote “FOR” the Merger Proposal, “FOR” the Adjournment Proposal, and “FOR” the Compensation Proposal. A failure to vote will have the same effect as a vote “AGAINST” the Merger Proposal.
After the Merger is completed, you will receive a letter of transmittal from the Paying Agent with instructions regarding how to exchange your shares for the Merger Consideration. Please do not submit your stock certificates or transfer your Book-Entry Shares until you receive such instructions.
Q:	What happens to the Common Stock if the Merger is completed?
A:
The Common Stock is currently registered under the Exchange Act and listed on the NYSE under the symbol “MG.” If the Merger is completed, the Company will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent, the Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, and the Company will no longer be required to file periodic reports with the SEC on account of its Common Stock. See “The Merger—Delisting and Deregistration of Common Stock” beginning on page 71 of this proxy statement.

Q:	What are the material U.S. federal income tax consequences of the Merger to me?
A:
The Merger will generally be a taxable transaction for U.S. federal income tax purposes. If you are a “U.S. holder” (as defined in the section of this proxy statement entitled “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger”), you will generally recognize a capital gain or capital loss in an amount equal to the difference, if any, between the Merger Consideration you receive for your shares and your adjusted tax basis in those shares. Any such capital gain or loss will generally be treated as long-term capital gain or loss if you have held your shares for more than one year as of the date of the completion of the Merger.

If you are a non-U.S. holder (as defined in the section of this proxy statement entitled “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger”), you generally will not be subject to U.S. federal income tax on any gain recognized in the Merger unless certain conditions apply, as described more fully in the tax consequences section of this proxy statement.
Backup withholding may apply to the Merger Consideration if you do not provide a valid taxpayer identification number on a properly completed Internal Revenue Service (“IRS”) Form W-9 (or applicable IRS Form W-8 for non-U.S. holders).
The U.S. federal income tax consequences described above may not apply to all holders of Common Stock. Tax matters can be complex, and the tax consequences of the Merger to you will depend on your specific circumstances. We urge you to consult your own tax advisor to determine the particular U.S. federal, state, local, and foreign income and other tax consequences of the Merger that are applicable to your specific situation. For additional information regarding the U.S. federal income tax consequences of the Merger, please see the section of this proxy statement entitled “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger.”
Q:	Who is paying for this proxy solicitation?
A:
The Company is paying for the solicitation of proxies in connection with the Special Meeting. We have engaged D.F. King to assist in the solicitation of proxies for the Special Meeting, for which we will pay a one-time fee of $12,500 and a monthly fee of $3,500, plus reasonable and documented out-of-pocket expenses. We have also agreed to indemnify D.F. King against certain liabilities arising in connection with the proxy solicitation.

In addition, our directors, officers, and employees may solicit proxies personally, by telephone, or by other electronic means without additional compensation (other than reimbursement for any out-of-pocket expenses incurred in connection with such solicitation). Arrangements will also be made with brokerage firms, banks, and other nominees or custodians to forward proxy materials to beneficial owners of shares held in their names. We will reimburse banks, brokers, and other nominees for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

Q:	Who can I contact if I have additional questions about the Special Meeting or the Merger?
A:
If you have any questions about the Special Meeting or the proposed Merger, or if you need assistance in voting your shares, please contact D.F. King, our proxy solicitor, at the following address or telephone number:

D.F. King & Co., Inc.
28 Liberty Street, 53rd Floor
New York, NY 10005
Stockholders call toll-free: 888-605-1957
Banks and brokers call collect: 212-257-2468
Email: MISTRAS@dfking.com
You may also contact the Company’s Investor Relations department with questions about the Special Meeting or the Merger at the following address or telephone number:
Mistras Group, Inc.
195 Clarksville Road
Princeton Junction, New Jersey 08550
Attention: Investor Relations
Telephone: (609) 716-4000
Additional information about the proposed Merger and the Special Meeting is contained in this proxy statement. Please review the entire proxy statement, including the appendices attached hereto, carefully before voting. This proxy statement, the proxy card, and other proxy materials may be obtained free of charge from the SEC’s website at www.sec.gov, from the Company’s investor relations website at investors.mistrasgroup.com, or by contacting the Company or D.F. King, our proxy solicitor, at the addresses or telephone numbers provided above.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board for use at the Special Meeting of stockholders or at any adjournments or postponements thereof.
Date, Time and Place
The Special Meeting will be held virtually on November 24, 2026, at 9:00 a.m. Eastern Time, unless the Special Meeting is postponed or adjourned. The Special Meeting will be conducted via live audio webcast at www.virtualshareholdermeeting.com/MG2026SM. There will be no physical location for the Special Meeting.
You will be able to attend and participate in the Special Meeting by visiting www.virtualshareholdermeeting.com/MG2026SM where you will be able to submit questions and, if you are a stockholder of record (or hold a legal proxy from your broker, bank or other nominee), vote electronically. You will be asked to provide the control number located on your proxy card or voting instruction form. Please be sure to follow the instructions on your proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email.
Purpose of the Special Meeting
At the Special Meeting, stockholders will be asked to consider and vote upon the following proposals:
•	Merger Proposal. To adopt the Merger Agreement.
•
Adjournment Proposal. To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

•	Compensation Proposal. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to our named executive officers in connection with the Merger.
Record Date and Shares Entitled to Vote
The Board has fixed October 19, 2026, as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting.
As of the Record Date, there were 31,867,074 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on each matter properly brought before the Special Meeting. The Company has no other class of stock outstanding entitled to vote at the Special Meeting. There is no cumulative voting.
Only stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournments or postponements thereof. Each holder of record of Common Stock on the Record Date will be entitled to one vote for each share of Common Stock held as of the Record Date on each proposal submitted to our stockholders for approval at the Special Meeting. If you sell or transfer your shares of Common Stock after the Record Date but before the Special Meeting, you will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares of Common Stock, but you will retain your right to vote those shares at the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available in our offices located at 195 Clarksville Road, Princeton Junction, New Jersey 08550, during regular business hours for a period of at least 10 days before the Special Meeting and on the Virtual Special Meeting Website during the Special Meeting.
Quorum
The holders of a majority of the voting power of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting, present by attendance via the Virtual Special Meeting Website or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. On the Record Date, there were 31,867,074 shares of Common Stock issued and outstanding and entitled to vote. As a result, 15,933,538 shares of Common Stock must be present by attendance via the Virtual Special Meeting Website or represented by proxy to constitute a quorum. Shares that abstain on one or more of the proposals to be considered at the Special Meeting will be counted as present for purposes of determining the existence of a quorum. Because each of the Merger Proposal, the Adjournment Proposal and the Compensation Proposal is a “non-routine” matter, a broker, bank or other nominee that does not receive voting instructions from the beneficial owner with respect to any of the proposals will have no discretionary authority to vote those shares on any matter, and those shares will not be counted as present at the Special Meeting for quorum purposes. Shares for which a broker, bank or other nominee receives voting instructions with respect to one or more, but not all, of the proposals will be counted as present at the Special Meeting for quorum purposes.
If a quorum is not present at the Special Meeting, the Bylaws provide that either the chairperson of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present by attendance via the Virtual Special Meeting Website or represented by proxy, may adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, until a quorum is present or represented. An adjournment for lack of a quorum does not require approval of the Adjournment Proposal. At any adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Special Meeting as originally noticed. In addition, under the Bylaws, the chairperson of the Special Meeting has the authority to recess and/or adjourn the Special Meeting, whether or not a quorum is present and whether or not the Adjournment Proposal is approved, subject to the limits in the Merger Agreement, under which the Company may not postpone or adjourn the Special Meeting more than two times for lack of a quorum, or by more than 10 business days for any event giving rise to such postponement or adjournment, without Parent’s prior written consent. See “The Merger Agreement—Stockholder Meeting; Proxy Statement.”
When the Special Meeting is adjourned to another time or place, notice of the adjourned meeting need not be given if the time and place, if any, of the adjourned meeting, and the means of remote communication by which stockholders and proxy holders may be deemed present in person and vote at the adjourned meeting, are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.
Required Vote
The following vote of the Company’s stockholders is required to approve each of the proposals:
•
Merger Proposal. Adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Merger Proposal because they represent shares entitled to vote that are not voted in favor of the proposal.

•
Adjournment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present, by attendance via the Virtual Special Meeting Website, or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, at a meeting at which a quorum is present. An adjournment for lack of a quorum does not require approval of the Adjournment Proposal. Because the required vote is measured against the number of shares present and entitled to vote rather than the number of votes cast, an abstention will have the same effect as a vote “AGAINST” the Adjournment Proposal. A failure to vote will have no effect on the Adjournment Proposal, because those shares will not be present at the Special Meeting. A broker non-vote will have no effect on the Adjournment Proposal, because those shares will not be entitled to vote on that proposal.

•
Compensation Proposal. Approval of the Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present, by attendance via the Virtual Special Meeting Website, or represented by proxy at the Special Meeting and entitled to vote on the Compensation Proposal, at a meeting at which a quorum is present. Because the required vote is measured against the number of shares present and entitled to vote rather than the number of votes cast, an abstention will have the same effect as a vote “AGAINST” the Compensation Proposal. A failure to vote will have no effect on the Compensation Proposal, because those shares will not be present at the Special Meeting. A broker non-vote will have no effect on the Compensation Proposal, because those shares will not be entitled to vote on that proposal. The vote on the Compensation Proposal is advisory only and will not be binding on the Company, the Board or Parent.

Stock Ownership and Interests of Certain Persons
As of the Record Date, the Company’s directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of the Company’s stockholders generally. For a description of these interests, see the section of this proxy statement entitled “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger.”

The Voting Agreement Stockholders, which include each of the Company’s directors and named executive officers and certain other stockholders, have entered into Voting Agreements with Parent pursuant to which they have agreed, among other things, to vote shares of Common Stock representing approximately 29.0% of the outstanding shares of Common Stock in favor of the adoption of the Merger Agreement. For additional information, see “The Merger—Voting Agreements.”
Voting of Proxies
If your shares of Common Stock are registered in your name with our transfer agent, Equiniti Trust Company, LLC, you may submit your proxies by following the instructions on the proxy card:
•	Over the Internet, by accessing the website listed on the enclosed proxy card and following the instructions provided;
•	By telephone, by calling the toll-free number listed on the enclosed proxy card and following the instructions provided; or
•	By mail, by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.
If you sign and return your proxy card without indicating how you want to vote, your proxy will be voted “FOR” the Merger Proposal, “FOR” the Adjournment Proposal, and “FOR” the Compensation Proposal.
You are encouraged to vote by proxy even if you plan to attend the Special Meeting via the Virtual Special Meeting Website. If you attend the Special Meeting and vote via the Virtual Special Meeting Website, your vote via the Virtual Special Meeting Website will revoke any proxy previously submitted.
If your shares of Common Stock are held in “street name” through a broker, bank or other nominee, you may provide voting instructions through your broker, bank or other nominee by completing and returning the voting form provided by your broker, bank or other nominee, or over the Internet or by telephone through your broker, bank or other nominee if such a service is provided. To provide voting instructions over the Internet or by telephone through your broker, bank or other nominee, you should follow the instructions on the voting form provided by your broker, bank or other nominee. Under the rules of the NYSE, each of the Merger Proposal, the Adjournment Proposal and the Compensation Proposal is a “non-routine” matter, and brokers, banks and other nominees therefore have no discretionary authority to vote on any matter to be considered at the Special Meeting. Accordingly, broker non-votes are expected to arise only in the limited circumstance in which a beneficial owner provides voting instructions with respect to one or more, but not all, of the proposals. If you hold your shares in “street name” and you do not provide voting instructions with respect to any of the proposals, your shares will not be represented at the Special Meeting and will not be counted for purposes of determining whether a quorum is present. Failure to provide instructions will have the same effect as a vote “AGAINST” the Merger Proposal and will have no effect on the Adjournment Proposal or the Compensation Proposal.
Revocability of Proxies
You have the right to change or revoke your proxy at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may revoke your proxy in any of the following ways:
•	By submitting a new proxy bearing a later date (which automatically revokes the earlier proxy) by Internet, telephone or mail, by 11:59 p.m. Eastern Time the day before the Special Meeting;
•
By delivering a written notice of revocation to the Company’s Secretary, Eileen Coggins, at Mistras Group, Inc., 195 Clarksville Road, Princeton Junction, New Jersey 08550, so that it is received by 11:59 p.m. Eastern Time on the day before the Special Meeting; or

•	By attending and voting via the Virtual Special Meeting Website (attendance alone will not revoke your proxy).
Please note that to be effective, a new proxy submitted by mail or a written notice of revocation must be received by our Secretary by 11:59 p.m. Eastern Time on the day before the Special Meeting, and a new proxy submitted over the Internet or by telephone must be submitted by the applicable deadline. If you have submitted a proxy and you attend the Special Meeting and vote via the Virtual Special Meeting Website, your vote via the Virtual Special Meeting Website will revoke any proxy previously submitted.

If you hold your shares of Common Stock in “street name,” you should contact your broker, bank or other nominee for instructions regarding how to revoke your proxy. You may also vote via the Virtual Special Meeting Website at the Special Meeting if you obtain a valid proxy from your broker, bank or other nominee. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders of the Company who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned; however, any such proxies that are not revoked will be voted at the Special Meeting, as adjourned. Additionally, if the Special Meeting is postponed, any proxies that are not revoked prior to their use at the Special Meeting, as postponed, will be voted at the Special Meeting, as postponed.
Recommendation of the Board
The Board, after carefully considering various factors described in “The Merger—Reasons for the Merger,” unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) directed that the Merger Agreement be submitted to the stockholders of the Company for adoption at the Special Meeting, and (iv) recommended that Company stockholders adopt the Merger Agreement.
The Board unanimously recommends that you vote: (i) “FOR” the Merger Proposal, (ii) “FOR” the Adjournment Proposal, and (iii) “FOR” the Compensation Proposal.
Expenses of Proxy Solicitation
This proxy statement is being furnished in connection with the solicitation of proxies by the Board. Expenses incurred in connection with the printing and mailing of this proxy statement and in connection with notices or other filings with any governmental entities under any laws are our responsibility. The Company will bear the cost of soliciting proxies from stockholders. The Company has engaged D.F. King to act as the proxy solicitor in connection with the Special Meeting for a one-time fee of $12,500 and a monthly fee of $3,500, plus reasonable and documented out-of-pocket expenses for its services, and the Company will indemnify D.F. King for certain losses arising out of its proxy solicitation services. The Company will also reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding proxy materials to beneficial owners of shares.
In addition to solicitation by mail, the Company’s directors, officers and employees may solicit proxies from stockholders by telephone, facsimile, email, or in person. These directors, officers and employees will not receive any additional compensation for their solicitation efforts. The Company will request that brokers, banks and other nominees forward this proxy statement and related materials to the beneficial owners of shares held of record by them, and the Company will reimburse them for their reasonable out-of-pocket expenses in doing so.
Anticipated Date of Completion of the Merger
We currently anticipate that the Merger will be completed in late 2026 or early 2027, subject to the satisfaction or waiver of the conditions to the completion of the Merger set forth in the Merger Agreement, including the receipt of the Company Stockholder Approval and required regulatory approvals. However, there can be no assurance that the Merger will be completed on such schedule or at all. See “The Merger Agreement—Conditions to the Closing of the Merger” for a description of the conditions that must be satisfied or waived before the Merger can be completed.
Other Matters
As of the date of this proxy statement, the Board does not know of any matters that will be presented for consideration at the Special Meeting other than those described in this proxy statement. If any other matters properly come before the Special Meeting, or any adjournment or postponement thereof, the persons named as proxy holders intend to vote the shares for which they act as proxy in their discretion on any such matter. Under the Bylaws, only such business as is brought before the Special Meeting pursuant to the Company’s notice of meeting may be conducted at the Special Meeting.
Appraisal Rights
If the Merger is approved and becomes effective, holders of Dissenting Shares will be entitled to statutory appraisal rights pursuant to Section 262 of the DGCL. This means that such stockholders are entitled to seek appraisal of their Dissenting Shares and to receive payment in cash for the “fair value” of such Dissenting Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The ultimate amount holders receive in an appraisal proceeding may be less than, equal to or more than the amount such holders would have received under the Merger Agreement. For a description of the rights of holders of Dissenting Shares and of the procedures to be followed in order to assert such rights and obtain payment of the fair value of such Dissenting Shares, see Section 262 of the DGCL, which is attached as Appendix D to this proxy statement and incorporated by reference herein, as well as the information set forth below.
IN ORDER TO PROPERLY EXERCISE YOUR APPRAISAL RIGHTS IN CONNECTION WITH THE MERGER, YOU MUST DELIVER A WRITTEN DEMAND FOR APPRAISAL IN ACCORDANCE WITH THE REQUIREMENTS OF SECTION 262 OF THE DGCL TO THE COMPANY BEFORE THE VOTE IS TAKEN ON THE ADOPTION OF THE MERGER AGREEMENT AT THE SPECIAL MEETING, AND MUST NOT VOTE, VIA THE VIRTUAL SPECIAL MEETING WEBSITE OR BY PROXY, IN FAVOR OF THE MERGER PROPOSAL AND MUST CONTINUE TO HOLD (OF RECORD OR BENEFICIALLY) YOUR SHARES FROM THE DATE OF MAKING THE DEMAND FOR APPRAISAL THROUGH THE EFFECTIVE TIME AND MUST COMPLY WITH THE OTHER REQUIREMENTS OF SECTION 262 OF THE DGCL. MERELY VOTING AGAINST THE MERGER PROPOSAL WILL NOT PRESERVE YOUR RIGHT TO APPRAISAL UNDER SECTION 262 OF THE DGCL. BECAUSE A PROXY THAT IS SIGNED AND SUBMITTED BUT DOES NOT OTHERWISE CONTAIN VOTING INSTRUCTIONS WILL, UNLESS REVOKED, BE VOTED IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT, IF YOU SUBMIT A PROXY AND WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU MUST INCLUDE VOTING INSTRUCTIONS TO VOTE YOUR SHARES OF COMMON STOCK AGAINST, OR ABSTAIN WITH RESPECT TO, THE ADOPTION OF THE MERGER AGREEMENT. NEITHER VOTING AGAINST THE ADOPTION OF THE MERGER AGREEMENT, NOR ABSTAINING FROM VOTING OR FAILING TO VOTE ON THE MERGER PROPOSAL, WILL IN AND OF ITSELF CONSTITUTE A WRITTEN DEMAND FOR APPRAISAL SATISFYING THE REQUIREMENTS OF SECTION 262 OF THE DGCL. THE WRITTEN DEMAND FOR APPRAISAL MUST BE IN ADDITION TO AND SEPARATE FROM ANY PROXY OR VOTE ON THE ADOPTION OF THE MERGER AGREEMENT. IF YOU HOLD YOUR SHARES OF COMMON STOCK THROUGH A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BROKER, BANK OR OTHER NOMINEE TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE MAKING OF A DEMAND FOR APPRAISAL BY SUCH BROKER, BANK OR OTHER NOMINEE. IN VIEW OF THE COMPLEXITY OF THE DGCL, STOCKHOLDERS WHO MAY WISH TO PURSUE APPRAISAL RIGHTS SHOULD PROMPTLY CONSULT THEIR LEGAL AND FINANCIAL ADVISORS.
Stockholder List
In accordance with Section 219 of the DGCL, at least 10 calendar days before the Special Meeting, a complete list of the stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder for any purpose germane to the Special Meeting during ordinary business hours for a period of at least 10 calendar days prior to the Special Meeting at the Company’s principal executive offices at 195 Clarksville Road, Princeton Junction, New Jersey 08550. This list will also be available for examination by any stockholder during the Special Meeting at www.virtualshareholdermeeting.com/MG2026SM.
Questions and Additional Information
If you have questions about the Special Meeting or the proposals to be voted upon at the Special Meeting, or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:
D.F. King & Co., Inc.
28 Liberty Street, 53rd Floor
New York, NY 10005
Stockholders call toll-free: 888-605-1957
Banks and brokers call collect: 212-257-2468
Email: MISTRAS@dfking.com
You may also contact the Company directly at Mistras Group, Inc., 195 Clarksville Road, Princeton Junction, New Jersey 08550, or by visiting the Company’s investor relations website.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and such statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include all statements other than statements of historical facts contained in this proxy statement, including statements regarding the anticipated timing and completion of the Merger, the anticipated benefits of the Merger, the consideration to be received by the Company’s stockholders in connection with the Merger, and other statements about the future plans, objectives, expectations and intentions of the Company. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions and include words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and other similar expressions and the negatives of those terms. Forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond the Company’s control. These risks and uncertainties include, but are not limited to, the following:
•	The ability to complete the Merger on the anticipated timeline, or at all;
•	The satisfaction or waiver of the conditions to the completion of the Merger, including the receipt of the Company Stockholder Approval and required regulatory approvals;
•
The receipt of required regulatory approvals on the terms anticipated or at all, or the imposition of conditions on such approvals that could reduce the anticipated benefits of the Merger or cause the parties to abandon the Merger;

•	The Merger may involve unexpected costs, liabilities or delays, including the payment of the Company Termination Fee to Parent by the Company;
•	The Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors;
•	The outcome of any legal proceedings that may be instituted against the Company and others relating to the Merger Agreement or the Merger;
•	The occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;
•	Potential disruption to the business of the Company as a result of the announcement and pendency of the Merger;
•	The diversion of management attention from the Company’s ongoing business operations as a result of the Merger;
•	Adverse effects on the Company’s ability to retain and hire key personnel as a result of the announcement or pendency of the Merger;
•	Changes or developments in the industries in which the Company competes, general economic conditions, or conditions in the financial markets or capital markets;
•	Volatility in the Company’s stock price prior to the completion of the Merger; and
•	Other risks and uncertainties described in the Company’s filings with the SEC.
Many of the factors that will determine the outcome of the subject matter of this proxy statement are beyond the Company’s ability to control or predict. In light of these significant uncertainties, you should not place undue reliance on any forward-looking statements.
All forward-looking statements in this proxy statement speak only as of the date of this proxy statement or as of the date as of which they are made. Except as required by law, the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements to reflect any change in expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
All information contained in this proxy statement exclusively concerning Parent, Acquisition Sub and their affiliates has been supplied by Parent and Acquisition Sub and has not been independently verified by us.

For additional information about the risks and uncertainties that may affect the Company’s forward-looking statements, see the sections entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent Quarterly Reports on Form 10-Q filed with the SEC, all of which are incorporated by reference into this proxy statement to the extent described herein. See “Where Stockholders Can Find More Information” for additional information.

THE MERGER
Parties Involved in the Merger
MISTRAS Group, Inc.
195 Clarksville Road
Princeton Junction, New Jersey 08550
(609) 716-4000
www.mistrasgroup.com
MISTRAS Group, Inc., a Delaware corporation, is a global leader in technology-enabled industrial asset integrity and laboratory testing solutions, serving critical industries including oil and gas, aerospace and defense, power and utilities, manufacturing, and civil infrastructure. We provide a diversified portfolio of products and services ranging from advanced non-destructive testing and pipeline inspections to real-time condition monitoring, maintenance planning and specialized engineering, powered by a proprietary management software suite that centralizes integrity data for predictive analytics and benchmark analysis. Our core capabilities include non-destructive testing field inspections enhanced by advanced robotics, laboratory quality control, laboratory materials services, in-house laboratory assurance testing, sensing technologies and non-destructive testing equipment, asset and mechanical integrity engineering services, and light mechanical maintenance and access services. We operate through three reportable segments: North America, International, and Products and Systems.
Our Common Stock is listed on the New York Stock Exchange under the symbol “MG.”
Our principal executive offices are located at 195 Clarksville Road, Princeton Junction, New Jersey 08550, and our telephone number is (609) 716-4000. For more information about the Company, please visit our website, www.mistrasgroup.com. Our website address is provided as an inactive textual reference only. The information contained on our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with, or furnished to, the SEC. See “Where Stockholders Can Find More Information” beginning on page 113 of this proxy statement.
Athena Purchaser, LLC
c/o H.I.G. Capital, LLC
1450 Brickell Avenue, 31st Floor
Miami, Florida 33131
(305) 379-2322
Parent is a Delaware limited liability company and was formed solely for the purpose of entering into the Merger Agreement by and among the Company, Parent and Acquisition Sub, and, subject to the terms and conditions thereof, completing the transactions contemplated by the Merger Agreement and the related financing transactions.
Parent is controlled by funds affiliated with H.I.G.
H.I.G. is a leading global alternative investment firm with $75 billion of capital under management. H.I.G. specializes in providing both debt and equity capital to companies across a broad range of industries.
At the Effective Time, the Company, as the Surviving Corporation, will be indirectly owned by funds affiliated with H.I.G.
Athena Merger Sub, Inc.
c/o H.I.G. Capital, LLC
1450 Brickell Avenue, 31st Floor
Miami, Florida 33131
(305) 379-2322
Acquisition Sub is a Delaware corporation and a wholly owned subsidiary of Parent that was formed solely for the purpose of entering into the Merger Agreement and completing the transactions contemplated thereby and the related Financing. Upon consummation of the Merger, Acquisition Sub will cease to exist, and the Company will survive the Merger as a wholly owned subsidiary of Parent.

Effects of the Merger on the Company
Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, Acquisition Sub will merge with and into the Company, and the Company will survive the Merger as the Surviving Corporation and a wholly owned subsidiary of Parent.
At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time, other than shares of Common Stock held by the Company as treasury stock or held directly by Parent or Acquisition Sub (or any direct or indirect wholly owned subsidiaries of Parent or Acquisition Sub) immediately prior to the Effective Time (“Cancelled Shares”) and Dissenting Shares (each as described below), will be automatically converted into the right to receive $20.35 per share in cash, without interest, with the aggregate amount of such payment to each holder to be rounded to the nearest cent, and less any applicable withholding taxes. Following the Effective Time, all such shares will no longer be outstanding, will be automatically cancelled and will cease to exist. Each holder of a certificate or Book-Entry Share that immediately prior to the Effective Time represented any such shares will cease to have any rights other than the right to receive the Merger Consideration.
All Cancelled Shares will be automatically cancelled and will cease to exist, and no consideration will be delivered in exchange for such shares.
Dissenting Shares will not be converted into the right to receive the Merger Consideration and will instead be entitled only to the rights granted under Section 262 of the DGCL. See “Appraisal Rights” beginning on page 107 of this proxy statement.
At the Effective Time, the certificate of incorporation of the Company will be amended and restated as set forth in Exhibit A to the Merger Agreement, and the bylaws of the Surviving Corporation will be the bylaws of Acquisition Sub as in effect immediately prior to the Effective Time, except that references to the name of Acquisition Sub will be replaced by references to the name of the Company. The directors of Acquisition Sub immediately prior to the Effective Time (or such other persons designated by Parent) will become the directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, in each case from and after the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. Prior to the Closing, the Company is required to deliver to Parent evidence reasonably satisfactory to Parent of the resignation of all of the directors of the Company and each of its subsidiaries, effective as of the Effective Time.
If the Merger is completed, the Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of our Common Stock. See “—Delisting and Deregistration of Common Stock” below, beginning on page 71 of this proxy statement.
Following the Merger, our current stockholders will no longer have any equity interest in, and will not participate in any future earnings or growth of, the Company, and will not benefit from any appreciation in the value of the Company. Correspondingly, our current stockholders will not bear the risk of any decrease in the value of the Company following the Merger.
Effect on the Company if the Merger is Not Completed
If the Merger Agreement is not adopted by our stockholders, or if the Merger is not completed for any other reason, our stockholders will not receive any payment for their shares of Common Stock in connection with the Merger. Instead:
•	We will remain a public company, our Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and we will continue to file periodic reports with the SEC.
•
Our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks relating to our business, industry and financial condition, and to general industry, economic, regulatory and market conditions. These risks include those described in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in our subsequent Quarterly Reports on Form 10-Q, each of which is incorporated by reference into this proxy statement.

•
It is likely the price of our Common Stock will decline to the extent that the current market price reflects an assumption that the Merger will be completed. There can be no assurance as to the effect of the failure to complete the Merger on the future value of our Common Stock.

•
Under specified circumstances, we may be required to pay Parent a termination fee of approximately $27.5 million or, if the Merger Agreement is terminated by us during the Go-Shop Period in order to enter into a definitive agreement providing for a Superior Proposal, a reduced termination fee equal to 50% of that amount, or approximately $13.8 million. Under other specified circumstances, we may be required to reimburse Parent’s out-of-pocket fees and expenses up to $7.0 million. See “The Merger Agreement—Termination—Termination Fees and Expense Reimbursement” beginning on page 98.

•
We will have incurred significant transaction costs, including legal, financial advisory, accounting, printing, filing and proxy solicitation costs, substantially all of which must be paid whether or not the Merger is completed.

•
The attention of our management and employees will have been diverted to the Merger instead of being directed solely to our operations and the pursuit of other opportunities that could have been beneficial to us, and our relationships with customers, suppliers, employees and other third parties may have been adversely affected.

•
The interim operating restrictions in the Merger Agreement will have constrained our ability, among other things, to make capital expenditures above specified thresholds, incur indebtedness, make acquisitions and dispositions, and adjust compensation and benefits, in each case during the period from the date of the Merger Agreement through the termination of the Merger Agreement. See “The Merger Agreement—Conduct of Business Pending the Merger” beginning on page 84.

Under certain circumstances, if the Merger Agreement is terminated, Parent may be required to pay us a termination fee of approximately $49.9 million. See “The Merger Agreement—Termination—Termination Fees and Expense Reimbursement” beginning on page 98 and “—Limited Guarantee” below, beginning on page 67.
If the Merger is not completed, our Board will continue to evaluate and review our business operations, strategic direction and capitalization, and will make such changes as it deems appropriate. If the Merger Agreement is not adopted by our stockholders, or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to us will be offered or that our business, prospects or results of operations will not be adversely affected.
Merger Consideration
At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time, other than Cancelled Shares and Dissenting Shares, will be automatically converted into the right to receive the Merger Consideration of $20.35 in cash, without interest and less any applicable withholding taxes.
After the Merger is completed, you will have the right to receive the Merger Consideration for each share of Common Stock that you own, subject to the terms of the Merger Agreement, but you will no longer have any rights as a stockholder of the Company (except that stockholders who hold Dissenting Shares will not have the right to receive the Merger Consideration but will instead have the right to receive a payment for the “fair value” of their Dissenting Shares as determined by the Delaware Court of Chancery pursuant to an appraisal proceeding as contemplated by Delaware law, as described in “Appraisal Rights”). If the Merger is completed, subject to the terms of the Merger Agreement, you will receive the Merger Consideration, without interest and less any applicable withholding taxes, regardless of when, after the completion of the Merger, you surrender your certificate or transfer your Book-Entry Shares, together with the required documentation.
If, between the date of the Merger Agreement and the Effective Time, any change in the outstanding shares of Common Stock occurs as a result of any stock split, reverse stock split, stock dividend (including any dividend or distribution of equity interests convertible into or exchangeable for shares of Common Stock), recapitalization, reclassification, combination, exchange of shares or other similar event, the Merger Consideration will be equitably adjusted to reflect such event and to provide to holders of shares of Common Stock (as well as holders of Company Options, Company RSUs, Company PRSUs and other equity interests in the Company) the same economic effect as contemplated by the Merger Agreement prior to such event.
As of September 16, 2026, the reference date under the Merger Agreement, there were 31,860,352 shares of Common Stock issued and outstanding (with no shares held by the Company in treasury or by its subsidiaries), 685,000 shares of Common Stock subject to outstanding Company Options, 1,192,908 shares of Common Stock subject to outstanding Company RSUs and 324,065 shares of Common Stock subject to outstanding Company

PRSUs assuming target performance is achieved, and no shares of preferred stock issued and outstanding. As of the Record Date, there were 31,867,074 shares of Common Stock issued and outstanding.
Since each Company PRSU will be settled based on the greater of target performance and actual performance measured as of immediately prior to the Effective Time, the aggregate number of shares of Common Stock in respect of which consideration will be paid, and therefore the aggregate amount payable in connection with the Merger, may exceed the amounts calculated on the basis of target performance. See “—Interests of the Directors and Executive Officers of the Company in the Merger—Treatment of Company Equity Awards” below, beginning on page 59 of this proxy statement.
Payment of Merger Consideration and Surrender of Stock Certificates
Prior to the Effective Time, Parent will designate a bank or trust company reasonably acceptable to the Company to act as the Paying Agent and, at the Closing and substantially concurrently with the Effective Time, Parent will deposit, or cause to be deposited, with the Paying Agent the funds necessary to pay the aggregate Merger Consideration. Parent will pay the fees and expenses of the Paying Agent.
As soon as practicable after the Effective Time, and in no event later than three business days thereafter, the Paying Agent will mail to each holder of record of certificated shares a letter of transmittal and instructions for surrendering the stock certificates (or an affidavit of loss in lieu thereof) in exchange for payment of the Merger Consideration. Upon surrender of a certificate, together with a duly completed and properly executed letter of transmittal, the holder will be entitled to receive the Merger Consideration for each share formerly represented by the certificate, less any required tax withholding. You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the Paying Agent without a letter of transmittal.
In the event that any certificate has been lost, stolen or destroyed, the holder may receive the Merger Consideration upon making an affidavit of that fact. The Surviving Corporation or the Paying Agent may, in their reasonable discretion and as a condition to payment, require the holder to post a bond in such reasonable amount as the Surviving Corporation or the Paying Agent may direct as indemnity against claims relating to the certificate.
Each holder of Book-Entry Shares will automatically be entitled at the Effective Time to receive the Merger Consideration, and Parent will cause payment to be made promptly following the Effective Time, but in no event more than three business days thereafter, without any action on the part of the registered holder.
Any portion of the funds made available to the Paying Agent (including any interest received with respect thereto) that remains unclaimed by holders of stock certificates or Book-Entry Shares on the first anniversary of the Effective Time will be returned to the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, upon demand, and any holder who has not surrendered its certificate or Book-Entry Share before that time will thereafter look only to the Surviving Corporation for payment of the Merger Consideration, without interest and subject to applicable withholding taxes and abandoned property, escheat or similar laws. Any portion of the Merger Consideration remaining unclaimed immediately prior to the earlier of (i) the date five years from the Closing Date and (ii) such time as such amounts would otherwise escheat to, or become the property of, any governmental entity will, to the extent permitted by applicable law, become the property of the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, free and clear of any claim or interest of any person previously entitled thereto.
No interest will be paid or accrue on any portion of the Merger Consideration, including amounts payable upon surrender of a certificate or in respect of a Book-Entry Share.
Parent, the Surviving Corporation and the Paying Agent, as applicable, may deduct and withhold from any amounts otherwise payable under the Merger Agreement such amounts as are required to be deducted and withheld under the Code or any other applicable law. Any amounts so deducted and withheld will be paid to the appropriate governmental entity and treated as having been paid to the person in respect of whom the deduction or withholding was made.
Background of the Merger
The following is a summary of principal events, meetings, negotiations and actions among the parties leading to the execution and public announcement of the Merger Agreement as well as principal events related to the execution of the Voting Agreements.

The Board, with assistance from the management of the Company (or “management”), reviews and assesses the Company’s business and operations, performance, future growth prospects, business strategies, opportunities, competitive position and challenges on a regular basis as part of its evaluation of potential prospects and strategies for enhancing stockholder value. As part of that review process, the Board, with assistance from management as well as the Company’s financial and legal advisors, has regularly reviewed and considered the Company’s strategic direction and business objectives, including various strategic alternatives such as potential strategic acquisitions and investments and a possible sale of the Company to, or a combination of the Company with, a third party, as well as continued execution of the Company’s strategy as a standalone public company. These reviews have included consideration of, among other things, the then-current business and economic environments, as well as opportunities available to and challenges facing companies in the industries in which the Company operates. As part of this ordinary course engagement, members of management developed an informal relationship with Texas Capital Securities (“Texas Capital”), a financial advisory firm, prior to any discussions between Texas Capital and H.I.G. regarding a potential transaction involving the Company.
In the ordinary course of business, members of management have regularly engaged with the investment community, including in connection with the Company’s quarterly earnings calls and through discussions with research analysts covering the Company’s securities. In addition, the Company has regularly participated in investor and industry conferences, at which members of management regularly interact with members of the investment community, including current and prospective investors, research analysts and other industry participants. In the course of these interactions, members of management have regularly discussed, among other things, the Company’s business and prospects, industry trends and developments, and potential strategic opportunities within the industries in which the Company operates.
From time to time since 2020, representatives of H.I.G. have had periodic contact with members of Company management and the Board in connection with H.I.G.’s ordinary course practice of having discussions with participants in industries in which H.I.G. invests. During certain of these interactions, the parties discussed the Company and its business and industry, and H.I.G.’s views regarding the same. Prior to the April 24 letter, as described below, no specific potential transactions were discussed, and no non-public information regarding the Company was shared.
Beginning in 2024, Party A, a publicly traded company that has lines of business similar or complementary to the Company’s, on multiple occasions expressed interest to Manuel N. Stamatakis, Executive Chairman of the Company, in pursuing a strategic business combination with the Company. Mr. Stamatakis, with the support of the Board, had multiple preliminary conversations during late 2024 and 2025 with the executive leadership of Party A regarding a potential transaction. In June 2025, the Company and Party A entered into a nondisclosure agreement in connection with continuing conversations regarding a potential transaction.
Following the passing in February 2025 of the Company’s founder and former Chairman and Chief Executive Officer, Dr. Sotirios J. Vahaviolos, Mr. Stamatakis, with the knowledge of the Board, has periodically discussed with members of Dr. Vahaviolos’s family their continued investment in the Common Stock, as well as the then-current trading prices and limitations on the liquidity of shares of the Common Stock. Separately, in response to a general inquiry from representatives of Texas Capital, members of management provided Texas Capital with contact information for Ms. Stephanie Foglia, a daughter of Dr. Vahaviolos and a significant stockholder of the Company, and Texas Capital subsequently had general and educational conversations with Ms. Foglia regarding potential liquidity alternatives, all of which occurred prior to any discussions between Texas Capital and H.I.G. regarding a potential transaction involving the Company.
In June and July 2025, the Board and management began a strategic planning process referred to as “Vision2030.” In commencing Vision2030, the Board acted on its view that there was an opportunity to improve stockholder value in light of the Company’s stock price of $8.01 as of June 30, 2025, which represented a market capitalization of approximately $250 million and a multiple of approximately 5.5 times the Company’s EBITDA for the prior 12 months. As part of Vision2030, management prepared and the Board reviewed a strategic plan that included a set of financial projections for the years ending December 31, 2025 through December 31, 2030, and these projections included expected financial impacts and synergies of potential Company acquisition activity during those fiscal years, though no specific acquisition targets had been identified.
In August 2025, the Company engaged Baird to advise regarding the interest expressed by Party A and advise regarding the Company’s strategic alternatives and other potential strategic transactions. During October 2025, at a special meeting of the Board at which representatives of Baird and the Company’s legal counsel at Troutman Pepper Locke LLP (“Troutman”) were present, representatives of Baird advised the Board regarding potential strategic alternatives, including remaining independent, potential opportunities for the Company to complete one or more acquisitions, and other potential strategic transactions including a strategic merger or a sale of the Company. At this same meeting of the Board, the Board and management discussed the Vision2030 strategic plan and the financial projections contained therein and evaluated how achievement of those financial projections could impact the Company’s valuation.
In December 2025, Party A delivered to the Company a proposed non-binding letter of intent regarding a strategic combination of Party A and the Company. This proposal contemplated a mix of stock and cash as merger consideration and expressed a preliminary purchase price of between $13.00 and $13.75 per share of the Common Stock, which would have approximated a premium of between 8% and 14% compared to the Company’s volume-weighted average price since November 5, 2025. On December 16, 2025, at a regularly scheduled meeting of the Board at which representatives of Baird and Troutman were present, the Board discussed the proposed non-binding letter of intent received from Party A. Troutman reviewed with the Board its fiduciary duties under Delaware law for considering the proposal from Party A, and representatives of Baird discussed their preliminary financial analysis of the proposal in light of the Company’s and Party A’s trading histories, precedent transaction multiples, and other strategic alternatives potentially available to the Company, as well as the financial projections that were prepared by management in connection with Vision2030.
The Board again considered the proposal from Party A at a meeting of the Board convened on January 9, 2026. At the direction of the Board, during January 2026 representatives of Baird communicated to Party A that the consideration reflected in the initial offer was not sufficient, but that the Board remained willing to explore a potential strategic combination with a higher offer price. No such higher priced offer was received from Party A. On April 3, 2026, Mr. Stamatakis met with executive leadership of Party A and, after discussing the relative stock price performance of Party A and the Company, the parties jointly determined to conclude any further discussions regarding a strategic combination of Party A and the Company.
In March 2026, representatives of Texas Capital, who were familiar with both the Company and H.I.G., contacted representatives of H.I.G. regarding the Company as a potential investment opportunity, and subsequently provided Ms. Natalia Shuman, the Company’s Chief Executive Officer, with general background information regarding H.I.G. On April 8, 2026, representatives of H.I.G. met with Ms. Shuman, with representatives of Texas Capital also present, as an introductory meeting for H.I.G. to introduce itself to Ms. Shuman and to discuss the Company’s business and industry generally. No specific potential transactions were discussed, and no non-public information regarding the Company was shared, at this meeting.
On April 14, 2026, following an introduction made by Texas Capital, representatives of H.I.G. met with Ms. Stephanie Foglia, with representatives of Texas Capital also present, as an introductory meeting for H.I.G. to introduce itself to Ms. Foglia and to learn Ms. Foglia’s general perspectives on the Company. No specific potential transactions were discussed, and no non-public information regarding the Company was shared, at this meeting.
On April 23, 2026, H.I.G. engaged Texas Capital to act as its financial advisor in connection with a potential transaction involving the Company.
On April 24, 2026, the Company received an unsolicited written indication of interest from H.I.G. (the “April 24 letter”), expressing an interest in an all-cash acquisition of the Company at between $19.00 and $19.75 per share of Common Stock. Among other things, the April 24 letter stated certain reasons why H.I.G. was interested in acquiring the Company, and H.I.G.’s belief that it is uniquely qualified to deliver an attractive valuation with speed and certainty to the Company’s stockholders. The April 24 letter outlined H.I.G.’s proposed due diligence approach and financing plans, as well as H.I.G.’s recent experience in acquiring publicly traded companies, and requested a response by May 1, 2026.
On April 30, 2026, at a special meeting of the Board, the Board discussed the April 24 letter. Representatives of Troutman reviewed the Board’s fiduciary duties and options for responding to the April 24 letter. Representatives of Baird then joined the meeting and reviewed with the Board the unsolicited offer received from H.I.G., an overview of H.I.G., its leadership team, its strategy and its prior acquisitions, the value represented by that offer including as compared to the Company’s financial projections contained in the Company’s Vision2030 strategic plan, the Company’s stock price history and trading summary including the fact that the Company’s stock had reached a seven-year high of $18.91 on April 24, 2026, and strategies that the Board may consider for maximizing stockholder value including through pre-signing and post-signing marketing processes. Also at the April 30, 2026 meeting of the Board, the Board reviewed recent initiatives to update the Company’s Vision2030 strategic plan and the financial projections contained therein, in light of current market conditions and the Company’s recent financial performance.
On May 1, 2026, at the direction of the Board, representatives of Baird communicated to H.I.G. that the range of value contained in the April 24 letter was not sufficient for the Board to pursue a transaction with H.I.G., but that the Company was willing to provide select confidential diligence material to H.I.G. for the purpose of further exploring a potential transaction at a higher price.
From May 1 to May 4, 2026, legal counsel to the Company and H.I.G. negotiated a nondisclosure agreement in connection with continuing conversations regarding a potential transaction, with a focus on the scope and length of certain protective provisions contained in the agreement. Effective on May 4, 2026, the Company and H.I.G. entered into a nondisclosure agreement regarding a potential transaction.
During May 2026, the Company received from H.I.G. a request for certain information, including financial information, of the Company. The Company provided information to H.I.G. in response to such request and continued to provide responses to H.I.G.’s supplemental diligence inquiries. During May 2026, Company management prepared, and the Board subsequently reviewed, certain non-public, unaudited prospective financial information for the fiscal years ending December 31, 2026 through December 31, 2030 (the “Projections”). The Projections differed from the Vision2030 Forecasts (as defined in “—Certain Unaudited Prospective Financial Information”) in two respects. First, in light of industry and market conditions observed by management during early 2026, the Projections updated the Vision2030 Forecasts by lowering projected revenues during the projected periods by approximately 1%, and reducing adjusted EBITDA on an annual basis in a range from approximately 1% to approximately 6%, in each case compared to the corresponding measure in the Vision2030 Forecasts. Second, the Projections did not reflect the impact of potential acquisitions by the Company, whereas the Vision2030 Forecasts did; this change was made in light of the speculative nature of the potential acquisitions (none of which had been specifically identified at the time the Projections were prepared) and the fact that the Company had not completed an acquisition since 2018. On May 15, 2026, Baird, at the direction of management, shared the Projections with H.I.G. and its affiliates and representatives in connection with its due diligence review and its evaluation of the proposed transaction. At the direction of management, the Projections were later used by Baird in connection with its financial analyses and opinion (as further discussed and set forth in the section of this proxy statement titled “The Merger—Certain Unaudited Prospective Financial Information”). On May 25, 2026, representatives of H.I.G. had an introductory dinner with Mr. Stamatakis to provide Mr. Stamatakis with additional background on H.I.G. and learn more about the Company’s business. On May 26, 2026, Mr. Stamatakis and members of management met with representatives of H.I.G. to discuss the Company’s strategic plan and provided certain additional financial information regarding the Company. On June 1, 2026, members of management telephonically met again with representatives of H.I.G. to further discuss the Company’s strategic plan, operations and financial results.
On June 11, 2026, following a telephone call between representatives of H.I.G. and Mr. Stamatakis during which the H.I.G. representatives indicated that they were intending to deliver a revised proposal, H.I.G. delivered a letter of intent (the “June 11 letter”) that proposed a price of $19.50 per share of Common Stock, which fell within the range expressed in the April 24 letter, and requested a period of exclusive negotiations regarding a potential transaction, under which the Company could not deliver notice terminating exclusivity earlier than 30 days after its acceptance of the June 11 letter, subject to two automatic successive seven-day extensions if the parties were working in good faith to pursue a transaction. On June 15, 2026, at a special meeting of the Board, at which representatives of each of Troutman and Baird were present, the Board discussed the June 11 letter. During this meeting, Mr. Stamatakis summarized for the Board recent conversations held by management with H.I.G. regarding the Company’s strategic plan, operations and financial results, as well as a potential transaction involving the Company and H.I.G. Troutman reviewed with the Board various options for responding to the June 11 letter and the Board’s fiduciary duties. Representatives of Baird reviewed with the Board the June 11 letter, the relative value represented by that offer including as compared to the Projections, and strategies for responding to H.I.G. Following the June 15, 2026 meeting of the Board, representatives of Baird, at the direction of the Board, communicated to H.I.G. that while the Board was open to considering a potential transaction with H.I.G., the consideration offered to the Company’s stockholders would need to be increased. Also, at the direction of the Board, Mr. Stamatakis indicated to representatives of H.I.G. that a “go-shop” provision designed to allow the Company to conduct a robust post-signing market check would be required in any definitive agreement that was the product of exclusive discussions by the Company with H.I.G.

On June 23, 2026, H.I.G. delivered a revised letter of intent (the “June 23 letter”) that increased its offer to $20.25 in cash for each share of Common Stock, reiterated H.I.G.’s request for a period of exclusive negotiations on the same terms as the June 11 letter, stated H.I.G.’s belief that the proposed price represented full and fair value and its best and highest offer, and stated that H.I.G. would be willing to negotiate in good faith a reasonable post-signing “go-shop” provision. On June 25, 2026, the directors discussed the June 23 letter and confirmed their support of the positions communicated to H.I.G. following the June 15, 2026 meeting of the Board. Thereafter, on June 25, 2026, representatives of Baird, at the direction of the Board, communicated to H.I.G. that while the Board was open to considering a potential transaction with H.I.G., the consideration offered to the Company’s stockholders would need to be further improved in order for the Company to grant exclusivity to H.I.G. H.I.G. responded that it would not proceed without exclusivity, but reiterated it would be willing to agree to a post-signing market check.
On June 26, 2026, H.I.G. delivered a further revised letter of intent (the “June 26 letter”) that increased its offer to $20.35 in cash for each share of Common Stock and requested a period of exclusive negotiations regarding a potential transaction. The June 26 letter stated that the proposed price reflected H.I.G.’s best and highest offer and reiterated H.I.G.’s willingness to negotiate in good faith a reasonable post-signing “go-shop” provision. At a special meeting of the Board held on June 28, 2026, at which representatives of each of Troutman and Baird were present, the Board discussed the June 26 letter and the increased consideration offered thereby, as well as options for responding to the June 26 letter and strategies for maximizing stockholder value in the context of a potential transaction. On June 29, 2026, at the direction of the Board, Mr. Stamatakis delivered to H.I.G. a letter accepting the proposed purchase price of $20.35 per share, together with a markup of the June 26 letter proposing, among other things, that (i) the proposed purchase price be a firm offer, subject to adjustment only in the event H.I.G.’s confirmatory due diligence findings differed materially from information provided to date, (ii) all outstanding equity awards (including unvested employee equity awards) vest and be paid out at closing at the per share purchase price, (iii) revisions be made to the exclusivity covenant and (iv) H.I.G. provide a comprehensive due diligence request list within 48 hours of the Company’s acceptance, and indicating that the Company was willing to prepare the initial draft of the definitive agreement within 14 days of acceptance. From June 29, 2026 to July 2, 2026, the Company, advised by representatives of Baird and representatives of Troutman and Morgan, Lewis & Bockius LLP (“Morgan Lewis”) as co-legal counsel to the Company, and H.I.G., advised by representatives of Kirkland & Ellis LLP (“Kirkland”), as legal counsel to H.I.G., negotiated a revised letter of intent and in particular the exclusivity period and treatment of the Company’s outstanding equity awards.
On June 30, 2026, H.I.G. delivered to the Company a revised letter of intent (the “LOI”) reflecting the parties’ negotiations. On July 2, 2026, at a special meeting of the Board at which representatives of Troutman were present, the Board discussed the LOI, the offer of $20.35, the requested exclusivity period and the treatment of the Company’s outstanding equity awards. The Board considered, among other factors, that the per share price of $20.35 represented an approximately 20.3% premium to the volume-weighted average price of Common Stock for the 90 trading days ending on June 26, 2026, and an approximately 8.1% premium to the Common Stock’s closing price of $18.82 on June 26, 2026, as well as the updated enterprise values and multiples implied by the improved offer. The Board also considered the requested exclusivity period, and how that exclusivity period may impact the Board’s ability to pursue alternative transactions that might provide greater value to the Company’s stockholders, as well as potential strategies for mitigating that impact, such as the post-signing “go-shop” provision contemplated by the LOI. The Board determined to grant exclusivity to H.I.G. and to not conduct a pre-signing market check prior to granting such exclusivity in consideration of the Company’s recent discussions with Party A regarding a potential strategic merger, the risk that H.I.G. would withdraw its offer, statements by H.I.G. that it would not proceed without exclusivity, risks inherent with confidentially conducting a broadly marketed transaction or other pre-signing market check, and the availability of a post-signing “go-shop” process. At that meeting, and following discussion of the LOI, the Board authorized Mr. Stamatakis to execute and deliver the LOI to H.I.G. Later on July 2, 2026, Mr. Stamatakis countersigned the LOI on behalf of the Company, in connection with the proposed all-cash acquisition of the Company by H.I.G. at a per share price of $20.35. With respect to the Company’s outstanding equity awards, the LOI provided that H.I.G. was open to discussing their treatment in connection with further due diligence, including vesting and payout of outstanding equity awards (including unvested employee equity awards) at closing at the per share purchase price. The LOI contemplated that the parties would negotiate in good faith a reasonable post-signing “go-shop” provision designed to allow the Company to conduct a post-signing market check. Under the exclusivity provisions of the LOI, the Company agreed not to solicit, discuss or negotiate any alternative proposal through August 1, 2026, which period was subject to two automatic successive seven-day extensions if H.I.G. and the Company continued to negotiate in good faith.

Thereafter, and until the Merger Agreement was executed, H.I.G. performed due diligence reviews on the Company, including through documents provided in electronic data rooms and through a series of due diligence meetings covering relevant topics. H.I.G.’s due diligence review was assisted by representatives of H.I.G.’s third-party advisors.
Between July 2, 2026, and September 17, 2026, the Company’s management and financial and legal advisors had numerous communications, including in-person meetings, with H.I.G. and its advisors regarding business, financial, legal, tax, human resources, intellectual property, environmental, commercial operations, employee benefits, government contracting and other matters. H.I.G. and its legal counsel additionally held due diligence calls with members of management and with Troutman and Morgan Lewis. During this period, and in consideration of the continued investment of time and resources by H.I.G. and the Company in pursuing a potential transaction, the Company entered into five exclusivity extension agreements with H.I.G. to extend the earliest date on which the Company could deliver notice to terminate the exclusivity period until August 21, 2026, August 28, 2026, September 4, 2026, September 11, 2026 and September 18, 2026, respectively.
On July 7, 2026, representatives of H.I.G. had dinner with the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, and on July 15, 2026, representatives of H.I.G. had dinner with members of the Company’s management team, in each case for the purpose of becoming better acquainted and learning more about the Company’s business.
On July 8, 2026, Company management and representatives of H.I.G. held an in-person meeting to discuss certain of H.I.G.’s high-priority due diligence requests.
On July 16, 2026, Company management and representatives of H.I.G. held another in-person meeting to discuss certain of H.I.G.’s high-priority due diligence requests. On the same date, representatives of Troutman delivered a proposed Merger Agreement regarding H.I.G.’s potential acquisition of the Company to representatives of Kirkland. The draft Merger Agreement, among other things, included a 45-day “go-shop” provision as well as (i) extensive, broad representations and warranties of the Company; (ii) interim operating covenants with which the Company would be obligated to comply between the signing of the Merger Agreement and the closing of the merger; (iii) the right of the Company, following the expiration of the “go-shop” period, to accept a Superior Proposal, with a “Superior Proposal” defined as a bona fide proposal to acquire more than 50% of the stock or assets of the Company that is deemed in good faith by the Board to be more favorable to the Company’s stockholders than the merger contemplated by the Merger Agreement; (iv) provisions obligating the parties to take certain actions in connection with obtaining antitrust clearance for the potential transaction; (v) the right for the Board to change its recommendation with respect to the merger in certain limited circumstances, including the occurrence of certain events following the execution of the Merger Agreement; (vi) terms on which the parties would have the right to terminate the Merger Agreement under certain conditions, including upon certain breaches by the other party; (vii) a requirement that the Company pay a termination fee in certain circumstances, with a proposal that such fee be equal to 2.5% of the transaction’s equity value; (viii) a requirement that H.I.G. pay a termination fee in certain circumstances related to the failure to obtain financing, with a proposal that such fee be equal to 5.5% of the transaction’s equity value; and (ix) a requirement that, if all or any portion of H.I.G.’s committed debt financing became unavailable, H.I.G. use its reasonable best efforts to obtain replacement financing from alternative sources on terms not less favorable to H.I.G. than those of its committed debt financing. The proposed Merger Agreement also addressed certain employee compensation and benefits matters, including continuation of benefits for a period following closing and an exception to the interim operating covenants that would permit the Company to award transaction bonus, retention bonus or similar incentive arrangements to Company employees in connection with the proposed transaction, subject to an aggregate amount to be agreed. The transaction bonus concept was first proposed by the Company in this draft, after the parties had agreed on the $20.35 per share purchase price in the LOI, and the proposed Merger Agreement did not address any post-closing equity or compensation terms for any officer or employee of the Company. From July 16, 2026 until the execution of the Merger Agreement, Mr. Stamatakis along with members of management communicated frequently with Troutman and Morgan Lewis on transaction issues and status, H.I.G.’s ongoing due diligence review of the Company, draft transaction documents and revisions thereto, and negotiation of open transaction issues, and provided updates to the Board on such matters.
On July 26, 2026, representatives of Kirkland delivered a revised version of the Merger Agreement to representatives of Troutman. The revised draft of the Merger Agreement, among other things, (i) reduced the “go-shop” period to 30 days from 45 days, and removed an “excluded person” concept that would have permitted discussions regarding an alternative transaction to continue past the termination of the “go-shop” period; (ii) modified the terms on which H.I.G. must seek replacement financing in connection with the transaction; and (iii) modified the circumstances under which a termination fee may be payable by the Company, and in what amounts. In particular, this revised version of the Merger Agreement increased the Company termination fee to 3.70% of the transaction’s equity value from an initial proposal of 2.50% of the transaction’s equity value, and added a requirement that the Company reimburse H.I.G.’s expenses, up to 1.00% of the transaction’s equity value, in certain circumstances. Also in connection with this revised version of the Merger Agreement, H.I.G., through representatives of Kirkland, indicated that H.I.G. would desire that certain members of the family of Dr. Vahaviolos enter into voting agreements with H.I.G. with respect to the proposed transaction.
On July 27, 2026, to facilitate H.I.G.’s due diligence review of the Company, the Company entered into a confidentiality agreement regarding the proposed transaction with Ms. Foglia, who is also an employee of the Company in the human resources department. Between July 27, 2026 and the execution of the Merger Agreement, Ms. Foglia was involved in H.I.G.’s due diligence review of the Company solely in connection with her role as a human resources employee of the Company.
On July 31, 2026, certain representatives of H.I.G. visited the Company’s in-lab facility in Ellabell, Georgia, and on August 20, 2026, certain representatives of H.I.G. visited the Company’s in-lab facility in Heath, Ohio and had dinner with the Company’s Chief Operating Officer and the head of the Company’s in-lab business. In addition, between August 14, 2026 and August 19, 2026, representatives of Ramboll, H.I.G.’s environmental consultant, visited several Company facilities to conduct environmental health and safety due diligence, although no representatives of H.I.G. attended such visits.
Between August 1, 2026 and August 31, 2026, representatives of Troutman and Morgan Lewis and representatives of Kirkland exchanged multiple revised versions of the Merger Agreement, in light of ongoing negotiations regarding the transaction and the ongoing due diligence review process. These multiple revised versions of the Merger Agreement reflected continued negotiations of (i) the length of the “go-shop” period, with the Company continuing to propose a period of up to 45 days and H.I.G. a period of 30 days, and whether discussions with an “excluded person” could continue after the end of the “go-shop” period; (ii) the size of the Company termination fee, in a range of between 3.00% and 4.00% of the transaction’s equity value; (iii) the size of the reverse termination fee, discussed by the parties in a range between 7.00% and 7.50% of the transaction’s equity value; (iv) the circumstances in which H.I.G. would not be required to obtain alternative financing to consummate the Merger; (v) the definition of material adverse effect applicable to certain of the Company’s representations, warranties and covenants; (vi) the period of time in which the Company must file the preliminary proxy statement, in a range of between 10 business days and 30 calendar days after the date on which the Merger Agreement is executed; and (vii) whether the Company would implement a transaction bonus program, or a retention bonus program, to incentivize and reward extraordinary efforts by certain members of management between signing the Merger Agreement and closing the transaction. Also during this period, representatives of Troutman, Morgan Lewis and Kirkland exchanged multiple drafts of the proposed equity commitment letter and limited guarantee with respect to the proposed transaction.
On August 10, 2026, the Company issued its earnings release for the second quarter and six months ended June 30, 2026. In the earnings release, the Company increased its full-year guidance to $740.0 million to $755.0 million in revenue and $92.0 million to $95.0 million in Adjusted EBITDA. The Company indicated in the earnings release that the adjustment reflected continued strength in the Company’s strategic growth markets, partially offset by a lower level of activity in the volatile Oil & Gas end market, attributable to ongoing macro environment factors including higher crude oil prices, and further that the Company continued to see favorable demand trends, particularly in its Aerospace & Defense and Infrastructure end markets, which it expected to support growth throughout the remainder of 2026. The Company did not make any adjustments to the Projections, as it concluded that the dynamics that supported the increase in guidance for full-year 2026, many of which had already been reflected in the Company’s financial results through the second quarter of the year, could not be reliably extrapolated over the additional years included in the Projections.
On August 14, 2026, Mr. Stamatakis and a representative of H.I.G. met telephonically to discuss the status of H.I.G.’s due diligence reviews, the ongoing negotiations related to the transaction documents, and related matters.
Between August 18, 2026 and August 30, 2026, representatives of Troutman, Morgan Lewis and Kirkland exchanged multiple drafts of a proposed voting agreement that H.I.G. requested be executed in connection with the

Merger by the directors, named executive officers and Family Stockholders (defined below) of the Company. These multiple revised versions of the voting agreement negotiated the scope of shares of Common Stock covered by the agreement, the nature of the “permitted transactions” that would be exempt from the transfer restrictions contained in the voting agreement, certain exceptions to the obligations to vote for and otherwise support the Merger, and which stockholders would execute voting agreements and, accordingly, how many shares of Common Stock would be subject to voting agreements. Representatives of Troutman prepared for the Board and management a summary of the material terms and conditions of, and obligations under, the proposed voting agreements, and also summarized fiduciary duty considerations related to the voting agreements and the number of shares of Common Stock subject thereto.
On August 25, 2026, to facilitate discussions regarding the proposed transaction and in anticipation of the voting agreement that was being requested by H.I.G., the Company entered into a confidentiality agreement regarding the transaction with Ms. Aspasia Vahaviolos, the widow of Dr. Vahaviolos and a significant stockholder of the Company. Later on August 25, 2026, Mr. Stamatakis met with Ms. Vahaviolos and Ms. Foglia to generally discuss the transaction and the agreed purchase price per share of $20.35, but did not discuss any voting agreement that may be requested by H.I.G. from Ms. Vahaviolos or Ms. Foglia in connection with the transaction.
On August 28, 2026, at a special meeting of the Board, the Board discussed the proposed transaction and progress on the due diligence review and draft transaction documents. At this meeting, the Board approved (including for purposes of Section 203 of the DGCL) discussions between H.I.G. and its representatives and the directors, named executive officers and Family Stockholders of the Company regarding the proposed transaction and a voting agreement in connection therewith.
On September 1, 2026, representatives of Troutman and Kirkland met telephonically with a representative of Faegre Drinker Biddle & Reath LLP (“Faegre”) as counsel to Ms. Aspasia Vahaviolos, Ms. Stephanie Foglia and the grantor retained annuity trust of Ms. Vahaviolos of which Ms. Foglia serves as trustee (collectively, the “Family Stockholders”), to generally summarize the proposed transaction and for a representative of Kirkland to request a voting agreement from each Family Stockholder. On September 6, 2026, representatives of Troutman and Kirkland provided the then-current version of the draft voting agreement to a representative of Faegre and, between September 6 and September 11, 2026, representatives of Kirkland and Faegre negotiated the terms of the voting agreements to be executed by the Family Stockholders, as representatives of Troutman were kept apprised of such negotiations.
On September 10, 2026, representatives of Troutman delivered an updated version of the Merger Agreement to representatives of Kirkland that, among other matters, (i) increased the length of the “go-shop” period to 40 days from H.I.G.’s most recent proposal of 30 days, but removed the ability to extend “go-shop” discussions with an “excluded person” past the “go-shop” termination date; (ii) maintained the Company termination fee at 3.75% of the transaction’s equity value, as had been presented in H.I.G.’s most recent proposal; (iii) maintained the reverse termination fee at 7.25% of the transaction’s equity value, as had been presented in H.I.G.’s most recent proposal; and (iv) reduced the expense reimbursement that the Company would pay to Parent under certain circumstances from $10.0 million to $5.0 million. On September 10, 2026, representatives of Kirkland, Morgan Lewis and Troutman met telephonically to discuss the Merger Agreement and open issues under the Merger Agreement, including related to the “go-shop” period, deal protection mechanisms, and applicable termination fees and expense reimbursements.
On September 11, 2026, representatives of Kirkland delivered an updated version of the Merger Agreement that, among other matters, (i) reduced the length of the “go-shop” period to 30 days from 40 days; (ii) agreed to mutual control of certain regulatory filing processes; and (iii) increased the requested expense reimbursement that the Company would pay to Parent under certain circumstances from $5.0 million to $10.0 million. On September 12 and 13, 2026, Mr. Stamatakis and other members of management had multiple meetings with representatives of Troutman and Morgan Lewis regarding this updated version of the Merger Agreement.
On September 12, 2026, representatives of Kirkland provided representatives of Troutman and Morgan Lewis with a proposed debt commitment letter in connection with the debt financing to be utilized for the proposed transaction.
On September 13, 2026, Mr. Stamatakis and a representative of H.I.G. met telephonically to discuss the status of H.I.G.’s due diligence reviews, the ongoing negotiations related to the transaction documents, and related matters. During the call, Mr. Stamatakis and the H.I.G. representative agreed to hold a separate call among the parties and their respective outside counsel to discuss the remaining open issues in the transaction documents.

On September 14, 2026, representatives of the Company, H.I.G., Kirkland, Morgan Lewis and Troutman met telephonically to discuss the remaining open issues in the transaction documents, including (i) the parameters of the “go-shop” process; (ii) the outside date; (iii) the amount of the termination fee and expense reimbursement payable by the Company to Parent in certain circumstances; (iv) the scope of the interim operating covenants; and (v) certain employee compensation matters, including the treatment of the Company’s 2026 incentive compensation program and the size and payment terms of a retention bonus program (which would replace any transaction bonus program), as to which the Company proposed an aggregate amount of $2.75 million, an increase from the $2.5 million most recently proposed by H.I.G., with 50% payable at closing and 50% payable one year after closing subject to continued employment of the recipient.
On September 15, 2026, representatives from Troutman and Kirkland met telephonically to discuss the revised draft of the Merger Agreement delivered by representatives of Kirkland on September 11, 2026 and in particular certain deal protection provisions contained therein. On September 16, 2026, representatives of Troutman delivered an updated version of the Merger Agreement to representatives of Kirkland to reflect such discussion. This revised draft, among other matters, (i) increased the length of the “go-shop” period from 30 days to 40 days; (ii) increased the termination fees that would be paid by the Company to Parent in certain circumstances from 3.75% to 4.00% of the transaction’s equity value; and (iii) shortened the preliminary proxy statement filing requirement from 30 days to 25 days following execution of the Merger Agreement.
On September 16, 2026, representatives of the Company, including Mr. Stamatakis, H.I.G., Troutman, Morgan Lewis and Kirkland met telephonically to discuss the transaction, the current draft of the Merger Agreement, and outstanding issues related thereto. The parties discussed, among other items, certain employee matters and the impact of the Merger on the Company’s restricted stock units. Following this meeting, representatives from Troutman, Morgan Lewis and Kirkland negotiated a revised and final version of the Merger Agreement, which provided for a 40-day “go-shop” period, a Company termination fee of 4.00% of the transaction’s equity value (reduced by 50% for a termination to accept a Superior Proposal during the “go-shop” period), a reverse termination fee of 7.25% of the transaction’s equity value, an expense reimbursement payable by the Company to Parent in certain circumstances of up to $7.0 million, and a requirement that the Company file the preliminary proxy statement within 25 days following execution of the Merger Agreement.
On September 17, 2026, the Board held a special meeting, with representatives from each of Troutman, Morgan Lewis and Baird also attending. Mr. Stamatakis provided a summary of negotiations regarding the Merger Agreement since the last meeting of the Board and confirmed that material provisions of the Merger Agreement had been successfully negotiated in accordance with prior discussions of the Board. Representatives of Troutman and Morgan Lewis then provided presentations summarizing the Board’s fiduciary duties, the material terms of the Merger Agreement and other transaction documents, including the contemplated consideration, closing conditions, representations and warranties, interim operating covenants, certain deal-protection terms, termination provisions and fees, and terms related to employment matters, and the material terms of the Voting Agreements and the number of shares obligated to vote in favor of the Merger under such Voting Agreements. The Board asked questions of Troutman and Morgan Lewis, and representatives from Troutman and Morgan Lewis provided responses to such inquiries. The representatives of Baird presented their financial analysis with respect to the Merger Consideration in the Merger pursuant to the Merger Agreement and rendered the oral opinion of Baird to the Board (in its capacity as such), subsequently confirmed by delivery of its written opinion dated September 17, 2026, to the effect that, as of September 17, 2026, and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Baird as set forth in its written opinion, the Merger Consideration to be received by the holders of Common Stock (other than the Excluded Holders) in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. See “—Opinion of the Company’s Financial Advisor” beginning on page 49 and Appendix C to this proxy statement. Following this presentation, the Board discussed and considered various factors that impacted its evaluation and decision regarding the proposed transaction, including the material factors set forth in the section entitled “—Reasons for the Merger” beginning on page 44. Further, at the request of the Board, a representative from Baird discussed with the Board the “go-shop” process. As part of this discussion, the representative from Baird explained the proposed timing and process for contacting potential buyers (and the approximate number of potential buyers to be contacted), entering into acceptable confidentiality agreements with any interested parties, and providing such parties access to confidential information of the Company. After discussion among the directors, the Board temporarily adjourned the meeting, to be reconvened following the closing of the financial markets in the United States on September 17, 2026, at which time the Board reconvened the meeting. After further discussion among the directors, the Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby are advisable and in the best interests of the Company’s stockholders; (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby; (iii) directed that the Merger Agreement be submitted to the Company’s stockholders to be adopted and approved; and (iv) resolved, subject to certain provisions of the Merger Agreement, to recommend the adoption and approval of the Merger Agreement by the Company’s stockholders. The Board also unanimously authorized Baird to proceed with the go-shop process immediately following execution of the Merger Agreement and announcement of the Merger. At this meeting, the Compensation Committee of the Board, composed of Michelle Lohmeier and Nicholas DeBenedictis, unanimously approved the retention bonus program in the aggregate amount of approximately $2.75 million, under which certain executive officers, Ms. Shuman, Edward J. Prajzner, Gennaro D’Alterio and Hani Hammad, are eligible to receive bonuses pursuant to the Retention Agreements (as defined in “—Interests of the Directors and Executive Officers of the Company in the Merger—Retention Bonus Arrangements” beginning on page 62 of this proxy statement). The program is described in more detail in the section entitled “—Interests of the Directors and Executive Officers of the Company in the Merger—Retention Bonus Arrangements” beginning on page 62.
Following the closing of the financial markets in the United States on September 17, 2026, the Company, Parent and Acquisition Sub entered into the Merger Agreement and, immediately thereafter, Parent entered into Voting Agreements with each of the Family Stockholders and with each of the Company’s directors and executive officers who hold shares of Common Stock, and the Company issued a press release announcing the Merger prior to the opening of the financial markets in the United States on September 18, 2026.
In accordance with the “go-shop” process, beginning on September 18, 2026, and continuing through October 27, 2026, representatives of Baird contacted, or were contacted by, 122 third parties, consisting of 24 strategic companies including Party A, and 98 financial sponsors. The Company entered into confidentiality agreements, all of which contained customary standstill and non-solicit provisions, with 40 of those third parties. The “go-shop” period will expire at 11:59 p.m. Eastern Time on October 27, 2026. As of the date of this proxy statement, the Company has not received any Acquisition Proposals during the “go-shop” period.
Reasons for the Merger
The Board regularly receives and discusses advice and opinions from management, consultants and financial advisors regarding trends in the industries we serve as part of its consideration of ways in which to execute on the Company’s growth plans to meet customer needs and enhance its earnings and value. The Board concluded that the Merger was in the best interests of the Company’s stockholders and other stakeholders, including customers and the industries we serve.
After careful consideration, at a meeting held on September 17, 2026, the Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to and in the best interests of the Company and its stockholders, (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) directed that the Merger Agreement be submitted to the stockholders of the Company for adoption at the Special Meeting, and (iv) recommended that stockholders of the Company adopt the Merger Agreement.
In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, the Board consulted with our management and our legal and financial advisors and, in reaching its determination and recommendation, carefully considered a number of factors, including the following material factors (which are not presented in any relative order of importance):
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the fact that the Merger Consideration of $20.35 per share in cash represents a premium of approximately 2.6% over the closing price of our Common Stock on the NYSE of $19.84 on September 17, 2026, the last trading day prior to the public announcement of the Merger Agreement, approximately 8% over the 30-day volume-weighted average closing price of the Common Stock for the period ended September 17, 2026, and approximately 13% over the 90-day volume-weighted average closing price of the Common Stock for the period ended September 17, 2026;

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the fact that the Merger Consideration represents approximately 61% appreciation over the closing price of our Common Stock on December 31, 2025 of $12.65, and the Board’s consideration that this appreciation reflected, among other things, progress on the Company’s Vision2030 transformation and operational execution, such that a substantial portion of the value created by management’s plan had already been realized by stockholders in the trading price;

the fact that the Merger Consideration will be paid entirely in cash, providing our stockholders with immediate liquidity and certainty of value for their shares, particularly in light of the relatively limited trading volume of the Common Stock, without exposure to the risks and uncertainties inherent in the Company’s continued operation as a standalone public company;
•
the fact that the Merger Consideration of $20.35 per share represents an increase from H.I.G.’s initial proposed range of $19.00 to $19.75 per share and from each of H.I.G.’s subsequent proposals of $19.50 per share and $20.25 per share, and the Board’s belief, based on these negotiations, that $20.35 per share was the highest price H.I.G. was willing to pay;

•
the fact that the Merger Consideration represents a premium of approximately 20.3% to the volume-weighted average price of the Common Stock for the 90 trading days ending on June 26, 2026, the date of H.I.G.’s final proposal, as considered by the Board at its July 2, 2026 meeting, and the Board’s view that the significant increase in the trading price of the Common Stock during 2026 occurred on limited trading volume;

•
the belief of the Board, after a thorough review of our business, market trends, operations, competitive landscape, execution risks and financial condition, and discussions with our management and advisors, that the value offered to stockholders pursuant to the Merger is more favorable to our stockholders than the potential long-term and sustainable value that might have resulted from remaining an independent public company, considering:

○
the Board’s knowledge and understanding of the Company’s business, operations, financial condition, earnings, strategy and prospects, including the risks of executing the Company’s standalone business plan and achieving the financial forecasts described under “—Certain Unaudited Prospective Financial Information” below, beginning on page 55;

○
the concentration of the Company’s revenues in the North America segment, which accounted for 81% of revenues in each of 2025 and 2024, and the concentration of that segment’s customer base in the oil and gas sector, together with the absence of purchase obligations on the part of many of those customers;

○
the volatility in crude oil prices in recent periods and its adverse impact on the Company’s field-related services provided to the oil and gas sector, and continued instability in global oil markets arising from geopolitical conditions;

○	uncertainty relating to tariffs and trade barriers and their potential effect on global economic conditions, inflation, global trade and the Company’s supply chain costs;
○	costs and risks of other strategic alternatives; and
○	credit ratings pressure.
•
the Board’s assessment of the alternatives reasonably available to the Company, including continuing as a standalone public company and pursuing the Company’s strategic plan, and the timing, likelihood and risks of achieving the benefits of those alternatives relative to the Merger;

•
the financial presentation and oral opinion, rendered on September 17, 2026 (subsequently confirmed by delivery of its written opinion dated September 17, 2026), of Baird to the Board as to the fairness, from a financial point of view and as of such date, to the holders of Common Stock (other than the Excluded Holders) of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement, based upon and subject to the assumptions made, procedures followed, qualifications and limitations on the review undertaken, and the other matters described in its written opinion as more fully described below in the section titled “—Opinion of the Company’s Financial Advisor”;

•
the process conducted by the Company, with the assistance of Baird and our outside legal counsel, as described under “Background of the Merger” above, beginning on page 35, including (i) the Company’s prior discussions with Party A regarding a potential strategic combination, which did not result in a proposal at a price the Board was willing to pursue, (ii) the Board’s consideration, at its April 30, 2026 meeting, of strategies for maximizing stockholder value, including pre-signing and post-signing marketing processes, (iii) the Company’s requirement, communicated to H.I.G. following the June 15, 2026 Board meeting, that any transaction include a “go-shop” provision permitting a post-signing market check, and (iv) the Board’s determination, at its July 2, 2026 meeting, to grant exclusivity to H.I.G. and not to conduct a pre-signing market check in light of a desire to work in earnest toward a transaction with H.I.G. while its proposal remained active and the availability of the post-signing “go-shop” process, and the Board’s belief that such process, together with the opportunity provided by the Go-Shop Period to solicit and evaluate Acquisition Proposals from third parties, was reasonably designed to obtain the best value reasonably available to our stockholders;
•
the inclusion in the Merger Agreement of a 40-calendar-day “go-shop” period expiring at 11:59 p.m. Eastern Time on October 27, 2026, during which the Company and its representatives are permitted to solicit, initiate, facilitate and encourage alternative acquisition proposals, furnish non-public information to, and engage in discussions and negotiations with, third parties, including through the waiver or release of any standstill or similar agreement;

•
the fact that, if the Company terminates the Merger Agreement during the Go-Shop Period in order to enter into a definitive agreement providing for a Superior Proposal, the termination fee payable to Parent is reduced by 50.0%, to approximately $13.8 million, which the Board believed meaningfully enhanced the effectiveness of the go-shop process;

•
the Board’s ability, following the Go-Shop Period and subject to the terms and conditions of the Merger Agreement, to furnish information to and engage in discussions and negotiations with a third party that makes an unsolicited written Acquisition Proposal, and to effect a Change of Board Recommendation and terminate the Merger Agreement in order to enter into a definitive agreement providing for a Superior Proposal, subject to payment of the Company Termination Fee of approximately $27.5 million, which the Board believed was reasonable under the circumstances and would not preclude or substantially impede a competing proposal;

•	the Board’s ability, subject to the terms and conditions of the Merger Agreement, to effect a Change of Board Recommendation in response to an Intervening Event;
•
the fact that the Merger Agreement was the product of arm’s-length negotiations and, in the Board’s view, contained terms and conditions advisable and favorable to the Company and its stockholders, as well as the Board’s belief, based on these negotiations, that these were the most favorable terms available to the Company and its stockholders on which Parent was willing to transact;

•	the fact that the Merger is not subject to any financing condition;
•
the Equity Commitment Letter delivered by H.I.G. Fund in an amount of $395.0 million, and the Debt Commitment Letter delivered by the Committed Lenders, in each case subject to the terms and conditions set forth therein, as described under “—Financing of the Merger” below, beginning on page 65;

•
the Limited Guarantee delivered by H.I.G. Fund, pursuant to which H.I.G. Fund has guaranteed, subject to the terms, conditions and limitations set forth in the Limited Guarantee, including an aggregate cap of $51.4 million, the payment of the Parent Termination Fee, the Reimbursement Obligations and the Costs of Collection, as described under “—Limited Guarantee” below, beginning on page 67;

•
the Company’s right to specific performance to cause Parent and Acquisition Sub to consummate the Merger, and to cause the Equity Financing to be funded, in each case subject to the terms and conditions of the Merger Agreement and the Equity Commitment Letter;

•	the fact that Parent is obligated to pay the Company a Parent Termination Fee of $49.9 million in specified circumstances;
•
the limited number and nature of the conditions to Parent’s and Acquisition Sub’s obligations to consummate the Merger, and the Board’s assessment of the likelihood that those conditions would be satisfied;

•
the parties’ respective obligations under the Merger Agreement to use reasonable best efforts to obtain the expiration or termination of the waiting period under the HSR Act and to obtain the Other Required Regulatory Approvals, and the fact that Parent is required to pay all filing fees under the HSR Act and with respect to the Other Required Regulatory Approvals;

•
the Outside Date of June 17, 2027, which is automatically extended to September 15, 2027 if, as of the third business day prior to the Initial Outside Date, the only conditions not satisfied or waived relate to regulatory matters, which the Board believed allowed sufficient time to obtain the required regulatory approvals;

•	the business reputation, experience and financial capability of H.I.G. and its affiliates, and the Board’s belief as to Parent’s ability to complete the Merger;
•
the Company’s leverage and the restrictive covenants under the Credit Agreement, dated as of August 1, 2022, by and among the Company, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as amended by Amendment No. 1 to Credit Agreement, dated as of February 27, 2024, and Amendment No. 2 to Credit Agreement, dated as of August 5, 2026 (the “Credit Agreement”), including the requirement to maintain a total consolidated debt leverage ratio of no more than 3.75 to 1.0 and a fixed charge coverage ratio of 1.25 to 1.0, and the fact that, due in part to constraints under existing debt covenants, the Company did not expect to complete acquisitions in 2026 other than limited transactions subject to lender approval;

•	the other terms and conditions of the Merger Agreement and other transaction agreements, including the following related factors:
○
the fact that our stockholders who do not vote in favor of adopting the Merger Agreement and who properly demand, and do not effectively withdraw or lose, appraisal and otherwise comply with Section 262 of the DGCL are entitled to appraisal rights as described under “Appraisal Rights” beginning on page 107 of this proxy statement;

○
the terms of the Voting Agreements, which do not by themselves assure receipt of the Company Stockholder Approval and which terminate in specified circumstances, as described under “Voting Agreements” below, beginning on page 68; and

○
the fact that the Merger Agreement provides for covenants requiring Parent to provide specified compensation and benefit protections to Continuing Employees (as defined in “The Merger Agreement—Continuing Employees” beginning on page 92 of this proxy statement) for a period of 12 months following the Closing.

The Board also considered a variety of risks and other potentially negative factors with respect to the Merger Agreement and the Merger, including the following (which are not listed in any relative order of importance):
•
the fact that our stockholders will not participate in any future earnings or growth of the Company and will not benefit from any future appreciation in the value of the Company, including any value that might be realized as a result of the Company’s Vision2030 transformation or improvements in the markets the Company serves;

•
the restrictions in the Merger Agreement on the Company’s ability to terminate the Merger Agreement in connection with the receipt of a Superior Proposal, including the fact that the Board must (i) provide four business days’ written notice to Parent of its intention to effect a Change of Board Recommendation or terminate the Merger Agreement in order to provide Parent with an opportunity to match a Superior Proposal (and a further two business days’ written notice with respect to any subsequent material revisions to any such Superior Proposal) and (ii) negotiate in good faith with Parent during such period, and the discouraging effect such restrictions may have on other potential bidders;

•
the fact that, under certain circumstances in connection with the termination of the Merger Agreement, including if the Board effects a Change of Board Recommendation (including in light of a Superior Proposal or Intervening Event) and Parent terminates the Merger Agreement, or if the Company terminates the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal, we will be required to pay Parent the Company Termination Fee of approximately $27.5 million (or, in the case of such a termination by the Company during the Go-Shop Period, approximately $13.8 million), and the potential effect of such Company Termination Fee to deter other potential bidders from making an Acquisition Proposal for the Company;

•
the requirement that the Company reimburse Parent’s reasonable and documented out-of-pocket fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby, including the Merger, up to $7.0 million in the aggregate, if the Merger Agreement is terminated by Parent as a result of a willful and material breach by the Company;

•	the fact that the receipt of cash in exchange for shares of Common Stock pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes for our stockholders;
•
the risk that the Merger might not be completed in a timely manner or at all, including as a result of the failure to obtain the Company Stockholder Approval or the failure to obtain the required regulatory approvals, and the effect of a failure to complete the Merger on our business, operating results, employees, customers and stock price;

•
the risk that the regulatory approvals required for the Merger, including the consents required to transfer control of the Company’s NRC and Agreement State licenses, may not be obtained, may not be obtained on a timely basis, or may be obtained only subject to conditions;

•
the restrictions on the conduct of our business during the period between the execution of the Merger Agreement and the Effective Time, which may delay or prevent us from pursuing business opportunities that arise or taking actions that we might otherwise take;

•
the fact that the Company Termination Fee and the Parent Expense Reimbursement, and the circumstances in which they may become payable, could discourage other potential acquirors from making a competing proposal;

•
the fact that, in circumstances in which the Parent Termination Fee is payable, the Company’s receipt of that fee, together with the Reimbursement Obligations and Costs of Collection, is the Company’s sole and exclusive remedy, in each case subject to the parties’ respective rights to specific performance;

•
the fact that H.I.G. Fund’s aggregate liability under the Limited Guarantee is capped at $51.4 million, and that the Limited Guarantee terminates in specified circumstances, including 90 days after a qualifying termination if no qualifying suit has been filed;

•	the substantial costs to be incurred in connection with the Merger, including the costs of the go-shop process and of obtaining regulatory approvals, regardless of whether the Merger is completed;
•	the potential for diversion of management and employee attention and for disruption of relationships with customers, suppliers and employees during the pendency of the Merger; and
•
the fact that our directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of our stockholders generally, as described under “—Interests of the Directors and Executive Officers of the Company in the Merger” below, beginning on page 58.

After taking into account the factors set forth above, as well as others, the Board concluded that the potential benefits of the Merger to stockholders of the Company outweighed the potentially negative factors associated with the Merger. Accordingly, the Board unanimously determined that the Merger Agreement and the Merger are advisable, fair to, and in the best interests of, the Company and its stockholders and unanimously recommends that the stockholders of the Company adopt the Merger Agreement.
The foregoing discussion is not intended to be exhaustive, but rather is intended to address the material information and principal factors considered by our Board in considering the Merger. In view of the number and variety of factors and the amount of information considered, our Board did not find it practicable to, and did not attempt to, rank, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination and recommendation. In addition, individual members of our Board may have given different weights to different factors. Our Board did not reach any specific conclusion with respect to any of the factors considered, but instead conducted an overall analysis of these factors and determined, in its business judgment, that the potential benefits of the Merger outweighed the potential negative factors. The explanation of the reasoning of our Board and other information in this section is forward-looking in nature and should be read in light of the section entitled “Cautionary Note Regarding Forward-Looking Statements” beginning on page 30.

Recommendation of the Board
The Board, after consulting with its financial advisor and outside legal counsel and carefully reviewing and considering various factors described in “—Reasons for the Merger” above, unanimously (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) directed that the Merger Agreement be submitted to the stockholders of the Company for adoption at the Special Meeting, and (iv) recommended that stockholders of the Company vote to adopt the Merger Agreement.
The Board unanimously recommends that you vote “FOR” the Merger Proposal, “FOR” the Adjournment Proposal and “FOR” the Compensation Proposal.
Opinion of the Company’s Financial Advisor
The Board retained Baird in connection with the Merger and to render an opinion as to the fairness, from a financial point of view, to the holders of Common Stock (other than the Excluded Holders) of the Merger Consideration to be received by such holders provided for in the Merger pursuant to the Merger Agreement.
On September 17, 2026, Baird delivered its oral opinion (which opinion was subsequently confirmed in writing on September 17, 2026) as to whether, as of the date of its opinion and based upon and subject to the assumptions made, procedures followed, qualifications and limitations on the review undertaken, and the other matters set forth therein, Baird was of the opinion that the Merger Consideration to be received by the holders of Common Stock (other than the Excluded Holders) provided for in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. Baird’s opinion was approved by Baird’s internal fairness committee.
The full text of Baird’s written opinion, dated September 17, 2026, which sets forth the assumptions made, procedures followed, qualifications and limitations on the review undertaken, and other matters considered by Baird in rendering its opinion, is attached as Appendix C to this proxy statement and is incorporated herein by reference. Baird’s opinion is limited only to the fairness, as of the date of the opinion and from a financial point of view, to the holders of Common Stock (other than the Excluded Holders) of the Merger Consideration to be received by such holders and does not constitute a recommendation to any stockholder as to how any stockholder should act or vote with respect to the Merger. The summary of Baird’s opinion set forth below is qualified in its entirety by reference to the full text of its opinion attached as Appendix C to this proxy statement. The Company’s stockholders are urged to read the opinion carefully in its entirety.
In conducting its financial analyses and in arriving at its opinion, Baird reviewed information and took into account financial and economic factors, investment banking procedures and considerations as Baird deemed relevant under the circumstances. In connection therewith, and subject to the various assumptions, qualifications and limitations set forth therein, Baird, among other things: (i) reviewed certain internal information, primarily financial in nature, including (A) the Projections, as furnished to Baird, and prepared and certified, by the Company’s management for purposes of Baird’s analysis, and (B) financial statements of the Company for the fiscal years ended December 31, 2022 through December 31, 2025 and for the six-month period ended June 30, 2026, which the Company’s management prepared and identified as being the most current financial statements for the Company available; (ii) reviewed certain publicly available information, including, but not limited to, the Company’s recent filings with the SEC; (iii) reviewed the principal financial terms of the draft dated September 16, 2026 of the Merger Agreement as they related to Baird’s analysis; (iv) compared the financial position and operating results of the Company with those of certain other publicly traded companies Baird deemed relevant; (v) compared the market trading multiples of Common Stock with those of certain other publicly traded companies Baird deemed relevant; (vi) compared the proposed enterprise value of the Company based on the aggregate Merger Consideration with the reported implied enterprise values of certain other transactions Baird deemed relevant; and (vii) reviewed the Company’s certificate regarding information, financial statements and projections addressed to Baird. Baird also held discussions with members of the Company’s senior management concerning the Company’s historical and current financial condition and operating results, as well as the future prospects of the Company. Although Baird was not engaged or requested to, and Baird did not, solicit third-party indications of interest in acquiring all or any part of the Company prior to the date of its opinion, Baird was requested to solicit third-party indications of interest in acquiring the Company during the Go-Shop Period following the execution of the Merger Agreement, as described under “—Background of the Merger.” Baird was not involved in assisting Parent in obtaining any financing in connection with the Merger. Baird also considered other information, financial studies, analyses, investigations and financial, economic and market criteria which it deemed relevant for the preparation of its opinion.
In arriving at its opinion, Baird assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information that was publicly available or provided to Baird by or on behalf of the Company. Baird did not independently verify any publicly available information or information supplied to it by the Company or Parent. Baird was not engaged to independently verify, did not assume any responsibility to verify, assumed no liability for, and expressed no opinion on, any of this information, and Baird assumed and relied upon, without independent verification, that the Company was not aware of any information that might be material to Baird’s opinion that had not been provided to Baird. Baird assumed and relied upon, without independent verification, that: (i) all material assets and liabilities (contingent or otherwise, known or unknown) of the Company were as set forth in its most recent financial statements provided to Baird, and there were no information or facts that would make any of the information reviewed by Baird incomplete or misleading; (ii) the financial statements of the Company provided to Baird presented fairly, in all material respects, the results of operations, cash flows and financial condition of the Company for the periods, and as of the dates, indicated and were prepared in conformity with U.S. generally accepted accounting principles consistently applied; (iii) the Projections were reasonably prepared on bases reflecting the best available estimates and good faith judgments of the Company’s senior management as to the future performance of the Company, and Baird relied, without independent verification, upon the Projections in the preparation of its opinion, although Baird expressed no opinion with respect to the Projections or any judgments, estimates, assumptions or basis on which they were based, and Baird assumed, without independent verification, that the Projections would be realized in the amounts and on the time schedule then-contemplated; (iv) in all respects material to Baird’s analysis, the Merger would be consummated in accordance with the terms and conditions of the Merger Agreement without any amendment or modification thereto and without waiver by any party of any of the conditions to their respective obligations thereunder; (v) in all respects material to Baird’s analysis, the representations and warranties contained in the Merger Agreement were true and correct and that each party would perform all of the covenants and agreements required to be performed by it under the Merger Agreement; and (vi) all corporate, governmental, regulatory or other consents and approvals (contractual or otherwise) required to consummate the Merger had been, or would be, obtained without the need for any material changes to the Merger Consideration or other material financial terms or conditions of the Merger or that would otherwise materially affect the Company or Baird’s analysis. Baird relied upon and assumed, without independent verification, that the final form of any draft documents referred to above would not differ in any material respect from such draft documents. Baird relied, without independent verification, on the fact that the Company had been counseled by professional advisors with respect to all legal, regulatory, accounting, insurance and tax matters regarding the Merger, and Baird assumed without independent verification that all of this advice was correct, and Baird did not express an opinion on these matters as they related to the Merger. In conducting Baird’s review, Baird did not undertake or obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise, known or unknown) or solvency of the Company or Parent nor did Baird make a physical inspection of the properties or facilities of the Company or Parent. In each case above, Baird made the assumptions and took the actions or inactions described above with the Company’s knowledge and consent.
Baird’s opinion necessarily was based upon economic, monetary and market conditions as they existed and could be evaluated on the date of its opinion, and its opinion did not predict or take into account any changes which may have occurred, or information which may have become available, after the date of its opinion. Baird was under no obligation to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring after the date of its opinion. Furthermore, Baird expressed no opinion as to the prices or trading ranges at which any of the Company’s securities (including Common Stock) would trade following the date of its opinion or as to the effect of the Merger on the price or trading range. The price and trading range may have been affected by a number of factors, including but not limited to (i) dispositions of Common Stock by stockholders within a short period of time after, or other market effects resulting from, the announcement of the Merger; (ii) changes in prevailing interest rates and other factors which generally influence the price of securities; (iii) adverse changes in the current capital markets; (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of the Company or in the Company’s industry; (v) any necessary actions by, or restrictions of, federal, state or other governmental agencies or regulatory authorities; and (vi) timely completion of the Merger on terms and conditions that are acceptable to all parties at interest.

Baird’s opinion was prepared at the request and for the information of the Board for its use in connection with its evaluation of the Merger, and may not be used for any other purpose or disclosed to any other party without Baird’s prior written consent; provided, however, that its opinion may be reproduced in full in this proxy statement provided to the Company’s stockholders in connection with the Merger. Baird’s opinion did not address the relative merits or risks of: (i) the Merger, the Merger Agreement or any other agreements or other matters provided for, or contemplated by, the Merger Agreement; (ii) any other transactions that may be, or might have been, available as an alternative to the Merger; or (iii) the Merger compared to any other potential alternative transactions or business strategies considered by the Board and, accordingly, Baird relied upon its discussions with the senior management of the Company with respect to the availability and consequences of any alternatives to the Merger. Baird’s opinion did not and does not constitute a recommendation to the Board, any security holder or any other person as to how any person should vote or act with respect to the Merger, or whether to enter into a voting agreement with Parent.
The following is a summary of the material financial analyses performed by Baird in connection with rendering its opinion, which is qualified in its entirety by reference to the full text of its opinion attached as Appendix C and to the other disclosures contained in this section. The following summary, however, does not purport to be a complete description of the financial analyses performed by Baird. The order of analyses described does not represent relative importance or weight given to the analyses performed by Baird. Some of the summaries of the financial analyses include information presented in a tabular format. These tables must be read together with the full text of each summary and alone are not a complete description of Baird’s financial analyses. Except as otherwise noted, the following quantitative information is based on market and financial data as it existed on or before September 16, 2026, and is not necessarily indicative of current market conditions.
Implied Valuation and Transaction Multiples. Baird calculated the implied equity value of the shares of the Company’s fully-diluted outstanding Common Stock using the Merger Consideration of $20.35 per share of Common Stock, which (based on 33.8 million shares outstanding on a fully-diluted basis) resulted in an implied equity value of approximately $688.1 million. Baird calculated the implied enterprise value of the Company to be approximately $866.5 million by adding the Company’s net debt of approximately $178.4 million to the implied equity value of the Company’s fully-diluted outstanding Common Stock. Baird then calculated the multiples of the implied enterprise value of the Company compared to the Company’s last twelve months as of June 30, 2026 (which is referred to as LTM for purposes of this section) earnings before interest, taxes, depreciation and amortization (which is referred to as EBITDA for purposes of this section) and earnings before interest, taxes and amortization (which is referred to as EBITA for purposes of this section), and projected 2026 EBITDA and EBITA, as provided by the senior management of the Company, which resulted in implied multiples of approximately 9.1x LTM Adjusted EBITDA, 12.3x LTM Adjusted EBITA, 9.4x projected 2026 Adjusted EBITDA and 13.1x projected 2026 Adjusted EBITA.
Selected Publicly Traded Company Analysis. In order to assess the valuation of the Company, Baird reviewed certain publicly available financial information for five publicly traded companies that operate in the testing, inspection and certification sector, with a focus on field-based operating activities and similar end markets that Baird deemed relevant. For each of these companies, Baird calculated and compared the enterprise value (which is referred to as EV for purposes of this section) of each such company to its EBITDA and EBITA for each of LTM and projected 2026. The group of selected publicly traded companies reviewed is listed below.
•	SGS SA
•	Bureau Veritas SA
•	TIC Solutions, Inc.
•	Onterris, Inc.
•	Team, Inc.
Baird chose these companies based on a review of publicly traded companies that possessed general business, operating and financial characteristics representative of companies in the industry sector in which the Company operates. Baird excluded Intertek because that company is currently the subject of a pending take-private transaction. Baird noted that none of the companies reviewed was identical to the Company and that, accordingly, the analysis of these companies necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each company and other factors that affect the public market values of these companies.

For each company, Baird calculated the “market capitalization” (calculated as the market price per share of each company’s common stock multiplied by the total number of fully-diluted common shares outstanding of each company, including net shares issuable upon the exercise of outstanding stock options and warrants), and enterprise value. Baird calculated the enterprise value of each selected public company by adding such company’s preferred stock outstanding, debt, tax-affected pension and other post-employment liabilities and minority interest to and subtracting such company’s cash from such company’s market capitalization. Bureau Veritas SA and SGS SA report earnings under IFRS. Under IFRS 16, a single lessee model requires substantially all leases to be capitalized on balance sheet as a right-of-use asset with an offsetting lease liability, and the annual lease cost is recognized below the EBITDA line as depreciation of the right-of-use asset plus interest on the lease liability rather than as an operating expense, overstating reported EBITDA by the full amount of the lease cost and EBITA by the full amount of the lease cost and depreciation of the right-of-use asset. This compares to U.S. GAAP (ASC 842), which retains a dual-classification model under which leases classified as operating are recognized as a single straight-line lease cost within operating expenses. First half 2026 reported results for Bureau Veritas SA and SGS SA do not disclose right-of-use depreciation separately, and first half 2026 reported results for SGS SA do not disclose lease interests separately, either. As such, Baird estimated these using fiscal year 2025 on a straight-line basis for LTM and projected 2026. In addition, Bureau Veritas SA and SGS SA 2026E figures do not adjust for stock-based compensation. Bureau Veritas SA and SGS SA first half 2026 reported results do not disclose total amortization of intangible assets, only amortization of acquired intangibles. Baird adjusted LTM EBITA for full intangible amortization by adding (i) LTM amortization of acquired intangibles, as disclosed, and (ii) non-acquisition amortization, estimated on a straight-line basis using fiscal year 2025 total amortization of intangibles less fiscal year 2025 amortization of acquired intangibles. Baird calculated the multiples of each company’s enterprise value to its Adjusted EBITDA and Adjusted EBITA for LTM and projected 2026. Baird then compared the enterprise value multiples for the Company implied in the Merger based on its Adjusted EBITDA and Adjusted EBITA with the corresponding trading multiples for the selected companies. Stock market and historical financial information for the selected companies was based on publicly available information as of September 16, 2026 (including the closing market price per share of each company’s common stock as of such date), and projected financial information was based on consensus equity analyst research estimates available as of such date. A summary of the range of valuation multiples for the selected companies is provided in the table below.

	Selected Valuation Multiples
	Low	Average	Median	High
Adjusted EBITDA
LTM	9.6x	11.4x	9.9x	15.5x
CY projected 2026	8.8	11.2	10.6	14.7
Adjusted EBITA
LTM	12.2x	14.5x	13.8x	18.4x
CY projected 2026	11.2	13.6	12.7	17.9

In addition, Baird calculated the implied enterprise values of the Company by multiplying the Company’s Adjusted EBITDA and Adjusted EBITA by the trading multiples of the selected public companies. The implied enterprise values, based on the multiples set forth above, as well as the implied equity values (calculated by subtracting debt of the Company (net of cash) of $178.4 million from the implied enterprise values of the Company, and dividing by 33.8 million shares outstanding on a fully-diluted basis to derive the implied share price values) are summarized in the table below ($ in millions, except implied share prices).

	Implied Company Enterprise Value
	Low	Average	Median	High
Adjusted EBITDA
LTM	$911.9	$1,082.7	$941.6	$1,470.9
CY projected 2026	808.8	1,028.0	976.5	1,350.4
Implied Enterprise Value(1)	$860.3	$1,055.4	$959.0	$1,410.6
Implied Equity Value	$682.0	$877.0	$780.7	$1,232.3
Implied Share Price	$20.17	$25.94	$23.09	$36.44

(1)	Calculated as the median of each column.

Adjusted EBITA
LTM	$858.0	$1,020.6	$973.0	$1,300.7
CY projected 2026	741.0	899.9	837.7	1,183.4
Implied Enterprise Value(1)	$799.5	$960.3	$905.3	$1,242.0
Implied Equity Value	$621.2	$781.9	$727.0	$1,063.7
Implied Share Price	$18.37	$23.12	$21.50	$31.46

(1)	Calculated as the median of each column.
Baird compared the implied share prices in the table above with the Merger Consideration of $20.35 per share in the Merger.
Selected Transaction Analysis. Baird reviewed certain publicly available financial information concerning completed acquisition transactions that Baird deemed relevant. The selected acquisition transactions and relevant financial multiples are listed below.

Announcement Date	Target	Buyer	EV/LTM EBITDA	EV/LTM EBITA
May 15, 2025	NV5	Acuren	11.6x	13.1x
May 22, 2024	Acuren	Admiral Acquisition Ltd.	10.7x	14.3x
April 30, 2024	Applus Services	TDR Capital and I Squared Capital	7.6x	11.5x
July 25, 2022	Infrastructure & Energy Alternatives	MasTec	9.3x	14.3x
June 27, 2022	PLH Group	Primoris	7.3x	N/A
December 20, 2021	Henkels & McCoy	MasTec	8.6x	N/A
February 16, 2021	Aegion Corporation	New Mountain Capital	11.8x	14.9x
September 3, 2019	APi Group	J2 Acquisition Limited	7.6x	9.2x(1)
N/A	indicates not publicly available.
(1)	LTM EBITA estimated using reported first half 2019 depreciation plus half of reported full year 2018 depreciation on a straight-line basis.
Baird chose these acquisition transactions, which were selected in its professional judgment, based on a review of completed acquisition transactions involving target companies that are primarily field-based technical services serving industrial end markets with exposure to oil and gas that possessed general business, operating and financial characteristics relevant to the Company. Baird noted that none of the acquisition transactions or subject target companies reviewed was identical to the Merger or the Company, respectively, and that, accordingly, the analysis of such acquisition transactions necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each subject target company and each acquisition transaction and other factors that affect the values implied in such acquisition transactions.
For each transaction, Baird calculated the implied “equity purchase price” (defined as the purchase price per share of each target company’s common stock multiplied by the total number of diluted common shares outstanding of such company, including gross shares issuable upon the exercise of outstanding stock options and warrants (if any), less assumed option and warrant proceeds (to the extent applicable), and including, where relevant, the value of equity awards accelerated in connection with the transaction, or alternatively defined as the value attributable to the equity of a target company). In addition, Baird calculated the implied “enterprise value” (defined as the equity purchase price plus the book value of each target company’s total debt and preferred stock, less cash, cash equivalents and marketable securities). Baird calculated the multiples of each target company’s implied enterprise value to its LTM EBITDA and to its LTM EBITA. Stock market and historical financial information for the selected transactions was based on publicly available information as of the announcement date of each respective transaction. EBITDA and EBITA for the selected transactions were adjusted for publicly disclosed one-time, non-recurring items, but were not adjusted for stock-based compensation add-backs due to lack of public information. A summary of the implied multiples is provided in the table below.

	Low	Average	Median	High
LTM Adjusted EBITDA	7.3x	9.3x	8.9x	11.8x
LTM Adjusted EBITA	9.2x	12.9x	13.7x	14.9x

In addition, Baird calculated the implied enterprise value of the Company by applying the multiple ranges of the selected transactions to the Company’s LTM Adjusted EBITDA and Adjusted EBITA of $95.0 million and $70.6 million, respectively, each as provided by the Company’s management. Baird then took the resulting enterprise values and calculated implied equity values by subtracting the Company’s net debt position as of June 30, 2026, of approximately $178.4 million, and divided these implied values by the fully-diluted shares outstanding (including, as applicable, in-the-money options, restricted stock units and performance stock units, using the treasury stock method) of 33.8 million to calculate the implied per share values of Common Stock. The implied ranges of per share equity values, based on the implied low, high, average, and median values, were $15.37 to $27.92, with average and median being $20.90 and $19.75, respectively, based on Adjusted EBITDA, and $13.82 to $25.85, with average and median being $21.63 and $23.33, respectively, based on Adjusted EBITA, in each case, as compared to the Merger Consideration of $20.35 per share of Common Stock in the Merger.
Discounted Cash Flow Analysis. Baird performed a discounted cash flow analysis utilizing the Company’s projected unlevered free cash flows (defined as net income excluding after-tax net interest, plus depreciation and amortization, less capital expenditures and increases in net working capital) from June 30, 2026 to 2030, as provided by the Company’s senior management in the Projections, which unlevered free cash flows are set forth under “—Certain Unaudited Prospective Financial Information” beginning on page 55. In this analysis, Baird calculated the present values of the unlevered free cash flows from June 30, 2026 to 2030 by discounting these amounts at rates ranging from 13.0% to 14.0%, which were chosen based on the capital asset pricing model. Baird calculated the present values of the free cash flows beyond 2030 by assuming exit EBITDA multiples ranging from 8.0x to 10.0x, which were chosen based on Baird’s professional judgment. The summation of the present values of the unlevered free cash flows and the present values of the terminal values implied enterprise values ranging from approximately $804.5 million to approximately $995.2 million, which, after subtracting net debt of approximately $178.4 million and then dividing by 33.8 million shares outstanding on a fully-diluted basis, implies a range of equity values per share of $18.52 to $24.16. Baird compared these equity values per share with the Merger Consideration of $20.35 per share in the Merger.
The foregoing summary does not purport to be a complete description of the analyses performed by Baird or its presentation to the Board. The preparation of financial analyses and a fairness opinion is a complex process and is not necessarily susceptible to partial analyses or summary description. Baird believes that its analyses (and the summary set forth above) must be considered as a whole and that selecting portions of these analyses and factors considered by Baird, without considering all of these analyses and factors, could create an incomplete view of the processes and judgments underlying the analyses performed by Baird and its opinion. Baird did not attempt to assign specific weights to particular analyses. Any estimates contained in Baird’s analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies may actually be sold. Because these estimates are inherently subject to uncertainty, Baird does not assume responsibility for their accuracy.
Additional Information about Baird and Its Engagement
Pursuant to its engagement, Baird will receive a transaction fee of approximately $13 million for its services, all of which is contingent upon the consummation of the Merger. The Company has also agreed to pay Baird a fee of $1 million payable upon delivery of its opinion, regardless of the conclusion reached in its opinion, which fee is creditable against the transaction fee described above. In addition, the Company has agreed to reimburse Baird for certain of its expenses and to indemnify Baird against certain liabilities that may arise out of its engagement. Baird will not receive any other significant payment or compensation contingent upon the successful completion of the Merger. As part of its investment banking business, Baird is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.
During the two years prior to the date of its opinion, Baird was engaged to provide financial advisory and/or investment banking services to H.I.G., for which Baird received aggregate fees of between $10 million and $15 million. Specifically, (i) in October 2024, Baird represented H.I.G. in its acquisition of ITH Pharma; (ii) in April and August 2025, Baird represented H.I.G. in its sale of each of Koozie Group and EBI, LLC, respectively; and (iii) in July 2026, Baird represented H.I.G. in its sale of ECI. Except as provided above, during the two years prior to the date of its opinion, neither Baird nor any of its affiliates provided investment banking or financial advisory services to the Company, Parent or H.I.G. for which Baird received any compensation. In addition, as of the date of its opinion, no material relationship between the Company, Parent, or any affiliate of the Company or Parent, or any other party to the Merger (including H.I.G.), on the one hand, and Baird, on the other hand, was mutually understood to be contemplated in which any compensation was intended to be received by Baird, other than the transaction fee and opinion fee described in the preceding paragraph and other than as follows: as of the date of its opinion, Baird was engaged on four separate mandates, each unrelated to the Merger, to provide sell-side financial advisory services to H.I.G. in connection with the potential sale of four of H.I.G.’s portfolio companies. Since the date of its opinion, one of those mandates has become inactive. If each such mandate is successful, Baird expects the aggregate fees payable to it in connection with such mandates to exceed the fees payable to Baird in connection with the Merger by $1 million to $5 million. Baird disclosed the foregoing relationships to the Board, and the Board considered such relationships in its evaluation of Baird’s opinion, as described under “—Background of the Merger.”
Baird is a full-service securities firm and, in the ordinary course of its business, Baird may from time to time provide investment banking, advisory, brokerage and other services to clients that may be competitors or suppliers to, or customers or security holders of, the Company or Parent or any other party that may be involved in the Merger and their respective affiliates or that may otherwise participate or be involved in the same or a similar business or industries as the Company or Parent. In addition, Baird and certain of its employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may from time to time hold or trade the securities of the Company and/or Parent (including Common Stock) for their own account or the accounts of Baird’s customers and, accordingly, may at any time hold long or short positions or effect transactions in such securities. In addition, Baird and certain of its affiliates and certain of its and their respective employees may have committed to invest in private equity or other investment funds managed or advised by H.I.G. or certain of its affiliates, and in portfolio companies of such funds, and may have co-invested with Parent, other equityholders of Parent or certain of their respective affiliates, and may do so in the future. Baird also serves as a market maker in the publicly traded securities of the Company.
Certain Unaudited Prospective Financial Information
Although the Company has publicly issued short-term guidance regarding certain aspects of its expected financial performance, the Company does not, as a matter of course, publicly disclose long-term forecasts or internal projections as to future performance, revenues, earnings, financial condition or other results, due to, among other reasons, the inherent unpredictability and subjectivity of the underlying assumptions, estimates and projections.
However, the Company is including in this proxy statement certain non-public, unaudited prospective financial information for the fiscal years ending December 31, 2026 through December 31, 2030 (collectively, the “Prospective Information”). The Prospective Information includes financial projections for the fiscal years ending December 31, 2026 through December 31, 2030 that were prepared by management, and reviewed by the Board, during 2025 in the ordinary course of business as part of the Company’s strategic planning, specifically as part of the Company’s Vision2030 strategic plan (the “Vision2030 Forecasts”). The Vision2030 Forecasts were made available to Baird but were not approved by the Company for use and reliance by Baird in connection with performing its financial analyses and opinion described under “—Opinion of the Company’s Financial Advisor” above. The Vision2030 Forecasts were not made available to H.I.G. and its affiliates and representatives.
The Prospective Information also includes financial projections for the fiscal years ending December 31, 2026 through December 31, 2030 that were prepared by management during May 2026 as an update to the Vision2030 Forecasts (the “Projections”). The Projections were prepared by the Company’s management and furnished to the Board in connection with its evaluation of the Merger. The Projections differed from the Vision2030 Forecasts in two respects. First, in light of industry and market conditions observed by management during early 2026, the Projections updated the Vision2030 Forecasts by lowering projected revenues during the projected periods by approximately 1% and reducing adjusted EBITDA on an annual basis in a range from approximately 1% to approximately 6%, in each case compared to the corresponding measure in the Vision2030 Forecasts. Second, the Projections did not reflect the impact of potential acquisitions by the Company, whereas the Vision2030 Forecasts did; this change was made in light of the speculative nature of the potential acquisitions (none of which had been specifically identified at the time the Projections were prepared) and the fact that the Company had not completed an acquisition since 2018.
The Projections were provided to Baird, and approved by the Company for Baird’s use and reliance, in connection with Baird’s financial analyses and opinion described under “—Opinion of the Company’s Financial

Advisor” above. On May 15, 2026, the Projections were also made available to H.I.G. and its affiliates and representatives in connection with their due diligence review and evaluation of a potential transaction, as described under “—Background of the Merger” above. In addition, as part of the “go-shop” process, the Projections have been made available, and will continue to be made available, to parties that have expressed interest in a potential acquisition of the Company and have entered into a confidentiality agreement with the Company.
A summary of the Prospective Information is set forth below. The Prospective Information is included in this proxy statement solely to provide the Company’s stockholders access to certain non-public information that was made available to our Board and Baird in connection with the Merger, and is not included in this proxy statement in order to influence any stockholder’s decision as to how to vote on the proposal to adopt the Merger Agreement or for any other purpose.
The Prospective Information was not prepared with a view toward public disclosure or toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information, GAAP, or prevailing practices in the industries in which the Company operates. Neither the Company’s independent registered public accounting firm nor any other independent accountants have compiled, examined or performed any procedures with respect to the Prospective Information, and none of them has expressed any opinion or any other form of assurance on the Prospective Information or its achievability. The report of the Company’s independent registered public accounting firm contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, relates solely to our historical financial statements and does not extend to the Prospective Information and should not be read to do so.
Certain of the measures included in the Prospective Information may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP, and may not be comparable to similarly titled amounts used by other companies. Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction are excluded from the definition of “non-GAAP financial measures” under SEC rules and, accordingly, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of the non-GAAP financial measures included in the Prospective Information were not relied upon by Baird for purposes of its financial analyses or opinion or by our Board in connection with its consideration of the Merger. Accordingly, no reconciliation is provided in this proxy statement.
The measures contained in the Prospective Information, while presented with numerical specificity, are estimates of future performance and not historical facts. The Prospective Information is based on numerous variables and assumptions that were deemed to be reasonable as of the respective dates when such Prospective Information was finalized, but that are inherently uncertain and many of which are beyond the control of the Company. Important factors that may affect actual results and cause the Prospective Information not to be achieved include, but are not limited to, general economic and industry conditions, crude oil prices and levels of capital expenditure in the oil and gas industry, customer concentration, tariffs and trade barriers, the Company’s leverage and the restrictive covenants under its Credit Agreement, the Company’s ability to execute on its strategic initiatives, and the other risks and uncertainties described in this proxy statement and in the Company’s filings with the SEC, including in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Prospective Information also reflects assumptions as to certain business decisions that are subject to change. In addition, except to the extent that the Vision2030 Forecasts give effect to potential acquisition activity, the Prospective Information does not take into account any circumstances, transactions or events occurring after the date on which such Prospective Information was prepared, including the announcement or effect of the Merger, and was prepared assuming the Company would continue to operate as a standalone public company.
In the view of the Company’s management, the Prospective Information had been reasonably prepared on a basis reflecting the best estimates then available and judgments of management of the future financial performance of the Company and other matters covered thereby. In addition, the assumptions underlying the Prospective Information remain subject to change and have not been updated or revised since their preparation to reflect any changes in the Company’s business, industry performance, the legal or regulatory environment, general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated as the Prospective Information was prepared.

Accordingly, there can be no assurance that the Prospective Information will be realized, and actual results may differ materially from those reflected in the Prospective Information, whether or not the Merger is completed. Our stockholders are cautioned not to place undue reliance, if any, on the Prospective Information. The inclusion of the Prospective Information in this proxy statement should not be regarded as an indication that any of the Company, Parent, Acquisition Sub, Baird or any of their respective affiliates, officers, directors, advisors or other representatives considered, or now considers, the Prospective Information to be necessarily predictive of actual future results or that the Prospective Information should be construed as financial guidance, and they should not be relied upon as such.
Vision2030 Forecasts

	Fiscal Year Ending December 31,(1)
($ in millions)	2026	2027	2028	2029	2030
Total Revenue	754	799	858	937	1,000
Adjusted EBITDA(2)	95	113	130	151	167

**	Tax rate assumed at 25.0%.
(1)
The Vision2030 Forecasts include benefits to Total Revenue and Adjusted EBITDA, respectively, from potential acquisition activity for the following years ($ in millions): 2026 ($6; $2); 2027 ($15; $5); 2028 ($36; $10); 2029 ($69; $17); 2030 ($75; $19).

(2)
Adjusted EBITDA is defined as net income attributable to the Company plus interest expense, provision for income taxes, depreciation and amortization, share-based compensation expense, certain acquisition-related costs (including transaction due diligence costs and adjustments to the fair value of contingent consideration), foreign exchange (gain) loss, other income, non-cash impairment charges, reorganization and other costs and, if applicable, certain additional special items.

Projections

	Fiscal Year Ending December 31,
($ in millions)	2026	2027	2028	2029	2030
Total Revenue	737.0	771.5	809.5	854.5	910.5
Adjusted EBITDA(1)	92.2	100.4	111.2	124.2	140.2
Adjusted EBITA(2)	66.1	71.5	81.1	91.8	105.5
EBIT	59.0	64.5	74.5	86.2	100.5
Unlevered Free Cash Flow(3)	36.4	41.4	55.7	62.8	71.8

**	Tax rate assumed at 25.0%.
(1)
Adjusted EBITDA is defined as net income attributable to the Company plus interest expense, provision for income taxes, depreciation and amortization, share-based compensation expense, certain acquisition-related costs (including transaction due diligence costs and adjustments to the fair value of contingent consideration), foreign exchange (gain) loss, other income, non-cash impairment charges, reorganization and other costs and, if applicable, certain additional special items.

(2)
Adjusted EBITA is defined as net income attributable to the Company plus interest expense, provision for income taxes and amortization, share-based compensation expense, certain acquisition related costs (including transaction due diligence costs and adjustments to the fair value of contingent consideration), foreign exchange (gain) loss, other income, non-cash impairment charges, reorganization and other costs and, if applicable, certain additional special items.

(3)	Unlevered Free Cash Flow is calculated as EBIT less tax expenses, capital expenditures and net increases in working capital, plus depreciation and amortization and net decreases in working capital.
The Projections are forward-looking statements. See “Cautionary Note Regarding Forward-Looking Statements” beginning on page 30 of this proxy statement. Except to the extent required by applicable law, the Company does not intend to, and expressly disclaims any obligation to, update, revise or correct the Projections to reflect circumstances existing or arising after the date on which they were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Projections are shown to be in error.
In light of the foregoing factors and the uncertainties inherent in the Projections, and the fact that the special meeting of the Company’s stockholders will be held many months after the Projections were prepared, stockholders are cautioned not to unduly rely on the Projections included herein. The Company urges stockholders to review the Company’s financial statements and other information contained elsewhere in or incorporated by reference into this proxy statement.

Interests of the Directors and Executive Officers of the Company in the Merger
You should be aware that the Company’s directors and executive officers may have certain interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders more generally, including: (a) the cancellation and cash-out of Company Options, Company RSUs, and Company PRSUs in connection with the Merger, as described in more detail in the section titled “Interests of the Directors and Executive Officers of the Company in the Merger—Treatment of Company Equity Awards” below; (b) the entitlement of executive officers to receive severance payments and other benefits pursuant to the Employment Agreements (as defined below) in the event of certain terminations of employment in connection with, or following, the Merger, which for purposes of such Employment Agreements constitutes a “change in control,” as described in more detail in the section titled “Interests of the Directors and Executive Officers of the Company in the Merger—Potential Change in Control and Severance Entitlements to the Company’s Executive Officers” below; and (c) the entitlement of certain executive officers to a payment of a retention bonus in connection with the Merger, as described in more detail in the section titled “Interests of the Directors and Executive Officers of the Company in the Merger—Retention Bonus Arrangements” below.
The Board was aware of these interests and considered them, among other matters, in (1) evaluating and negotiating the Merger Agreement, (2) approving the Merger Agreement and the Merger, and (3) recommending that the Merger Proposal be approved by the Company’s stockholders. These interests are described in more detail below.
For the purposes of this disclosure (as to which applicable SEC disclosure rules require the Company to list all persons who have served as an executive officer of the Company since January 1, 2025, the beginning of the Company’s last completed fiscal year), the Company’s executive officers are:
•	Natalia Shuman, President and Chief Executive Officer;
•	Edward J. Prajzner, Sr. Executive Vice President and Chief Financial Officer;
•	Manuel Stamatakis, Executive Chairman;
•	Gennaro D’Alterio, Executive Vice President and Chief Commercial Officer; and
•	Hani Hammad, Executive Vice President and Chief Operating Officer.
For the purposes of this disclosure, the Company’s non-employee directors as of the date hereof are Nicholas DeBenedictis, James Forese, Michelle Lohmeier, and Charles Pizzi.
Treatment of Shares of Common Stock
Each of the Company’s directors and executive officers who own shares of Common Stock will be entitled to receive, for each share of Common Stock held by such individual, the Merger Consideration on the same terms and conditions as other Company stockholders. For information regarding the treatment of shares of Common Stock held by each of the Company’s directors and executive officers, see the section titled “The Merger Agreement—Merger Consideration,” beginning on page 78.

The following table sets forth the number of shares of Common Stock owned, as of the close of business on October 19, 2026, by each of the Company’s executive officers and non-employee directors (which, for this purpose, excludes shares subject to outstanding and unvested Company RSUs, Company PRSUs and Company Options, which are, in each case, described further below).

Name	Shares Owned (#)	Value of Shares Owned ($)(1)
Executive Officers
Natalia Shuman(2)	5,923	120,533
Edward J. Prajzner	84,063	1,710,682
Manuel Stamatakis(2)	384,299	7,820,485
Gennaro D’Alterio	16,250	330,688
Hani Hammad	31,853	648,209
Non-Employee Directors
Nicholas DeBenedictis(3)	273,820	5,572,237
James Forese	177,043	3,602,825
Michelle Lohmeier	99,223	2,019,188
Charles Pizzi	73,480	1,495,318

(1)	The values in the table above have been determined based on the Merger Consideration of $20.35 per share of Common Stock.
(2)	Ms. Shuman and Mr. Stamatakis also serve as directors on the Board.
(3)	Includes 25,000 shares held indirectly by Mr. DeBenedictis’s spouse and 93,607 shares held jointly with Mr. DeBenedictis’s spouse.
Treatment of Company Equity Awards
Pursuant to the Merger Agreement, at the Effective Time, outstanding Company equity awards held by the Company’s employees and other service providers, including those held by the Company’s executive officers and non-employee directors, will be treated as follows:
•
each Company Option, whether or not vested, that is outstanding immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive an amount in cash equal to the product of (i) the total number of shares of Common Stock underlying such Company Option and (ii) the excess, if any, of the Merger Consideration over the applicable exercise price per share of the Common Stock subject to such Company Option; provided, that any Company Option with an exercise price that is equal to or greater than the Merger Consideration will be cancelled as of the Effective Time for no consideration;

•
each Company RSU, whether or not vested, that is outstanding immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive an amount in cash equal to the product of (i) the total number of shares of Common Stock underlying such Company RSU, multiplied by (ii) the Merger Consideration;

•
each Company PRSU, whether or not vested, that is outstanding immediately prior to the Effective Time will be cancelled and converted into a right to receive an amount in cash equal to the product of (i) the total number of shares of Common Stock underlying such Company PRSU (with the applicable performance metrics deemed achieved immediately prior to the Effective Time at the greater of (a) target performance and (b) actual performance as of immediately prior to the Effective Time – as may be amended by a PRSU Waiver Agreement as described in more detail below), multiplied by (ii) the Merger Consideration; and

•
Payment in respect of such Company Options, Company RSUs, and Company PRSUs will be made to each holder thereof no later than the next regularly scheduled payroll date (and subject to applicable withholding) that is at least three business days following the Effective Time; provided, that with respect to the Company RSUs or Company PRSUs, such payments shall be made at such other time or times following the Effective Time to the extent necessary to avoid the imposition of additional income tax under Section 409A of the Code.

•
In addition, subject to the Company’s timely receipt of a duly executed PRSU Waiver Agreement from each Company PRSU Holder, such Company PRSU Holder will be entitled to elect to have such Company PRSUs either (i) paid at the Closing based on target performance, subject to the terms of the Merger Agreement, or (ii) paid following the Closing, after actual performance has been finally determined and consistent with Section 409A of the Code, based on such actual performance and otherwise subject to the terms of the Merger Agreement.

The treatment of Company equity awards described above was first proposed by the Company in the June 29, 2026 letter delivered by Mr. Stamatakis, at the direction of the Board, accepting H.I.G.’s proposed price of $20.35 per share, which proposed that all outstanding equity awards, including unvested employee equity awards, vest and be paid out at closing at the per share purchase price. The treatment was negotiated between June 29 and July 2, 2026 in connection with the revised letter of intent, was discussed by the Board at its July 2, 2026 meeting and is consistent with the treatment of equity awards under the terms of the LTIP and the applicable award agreements. Mr. Stamatakis, who holds Company equity awards that will be treated in this manner, delivered that proposal on behalf of the Company. The Board considered the accelerated vesting of awards held by directors and executive officers in approving the Merger Agreement. See “—Background of the Merger.”
The following tables set forth, for each of the Company’s executive officers and non-employee directors, the aggregate number of Company Options, unvested Company RSUs and Company PRSUs, respectively, in each case that were held and outstanding as of the close of business on October 19, 2026, together with the estimated value the executive officers and non-employee directors will receive in respect of such applicable equity awards in connection with the Merger assuming, solely for the purposes of this disclosure, that the closing of the Merger occurs on October 19, 2026. The treatment of the Company Options, Company RSUs, and Company PRSUs set forth in the Merger Agreement is considered to be “single trigger” (i.e., amounts triggered solely by a change in control).
The values in the table below have been determined based on the Merger Consideration of $20.35 per share of Common Stock and assume a performance level for each Company PRSU as noted below. For the purposes of the following table, Company PRSUs (rather than Company RSUs) include performance-based restricted stock unit awards for prior years that are no longer subject to performance-based vesting conditions. Actual amounts may differ from the amounts set forth below.

Name(1)	Company RSUs (#)	Estimated Value of Company RSUs ($)	Company PRSUs (#)(2)	Estimated Value of Company PRSUs ($)(3)	Total Estimated Cash Consideration for Company RSUs and Company PRSUs in the Merger ($)(4)
Non-Employee Directors:
Nicholas DeBenedictis	—	$—	—	$—	$—
James Forese	—	$—	—	$—	$—
Michelle Lohmeier	—	$—	—	$—	$—
Charles Pizzi	—	$—	—	$—	$—
Executive Officers:
Natalia Shuman	16,667	$339,173	211,938	$4,312,938	$4,652,111
Edward J. Prajzner	8,750	$178,063	94,935	$1,931,927	$2,109,990
Manuel Stamatakis	40,000	$814,000	180,773	$3,678,731	$4,492,731
Gennaro D’Alterio	4,000	$81,400	47,208	$960,683	$1,042,083
Hani Hammad	11,764	$239,397	69,969	$1,423,869	$1,663,266

(1)	The amounts in this table reflect the unvested shares of Common Stock underlying the Company RSUs and Company PRSUs held by such individuals as of the close of business on October 19, 2026.
(2)
Of these shares, the following amounts were based on performance in years prior to 2026 and are now subject solely to time-based vesting: Ms. Shuman, 101,190; Mr. Prajzner, 54,218; Mr. Stamatakis, 86,310; Mr. D'Alterio, 25,423; and Mr. Hammad, 40,653.

(3)	For the 2026 performance year, the presented value assumes performance at target and for any prior performance year, the presented value is based on actual, measured performance.

(4)
As described in more detail above, all Company RSUs and Company PRSUs outstanding as of the Effective Time will be cancelled in connection with the Merger and each holder thereof will be entitled to receive a cash payment in respect of the intrinsic value of such Company RSUs and Company PRSUs.

Name	Total Number of Options Cancelled For Merger Consideration (#)	Range of Exercise Prices per Share of All Options ($)	Weighted Average Exercise Price per Share of All Options ($)	Total Estimated Cash Consideration for Options in the Merger ($)
Non-Employee Directors:
Nicholas DeBenedictis	—	$—	$—	$—
James Forese	—	$—	$—	$—
Michelle Lohmeier	—	$—	$—	$—
Charles Pizzi	—	$—	$—	$—
Executive Officers:
Natalia Shuman	35,000	$9.71	$9.71	$372,400
Edward J. Prajzner	—	$—	$—	$—
Manuel Stamatakis	625,000	$5.36 – 9.06	$7.58	$7,981,250
Gennaro D’Alterio	—	$—	$—	$—
Hani Hammad	—	$—	$—	$—

Potential Change in Control and Severance Entitlements to the Company’s Executive Officers
Each of the executive officers of the Company has an employment agreement with the Company (each, an “Employment Agreement” and, collectively, the “Employment Agreements”) that provides for, among other things, the eligibility of the executive officers to receive the following benefits (collectively, the “Severance Benefits”) (with the exception of Mr. Stamatakis, whose Severance Benefits are described separately below) upon a termination of employment by the Company without “cause” or a voluntary resignation by the executive for “good reason,” as such terms are defined in the Employment Agreements, occurring either (1) within 12 months following the occurrence of a change in control (as defined in the Company’s Amended and Restated 2016 Long-Term Incentive Plan (the “LTIP”)), which includes the Merger, or (2) within 90 days prior to the occurrence of a change in control (each, a “Qualifying Termination”), subject to the executive officer executing and not revoking a general release of claims in favor of the Company and its affiliates:
•	continuation of the executive officer’s base salary for 24 months (18 months for Mr. Hammad and Mr. D’Alterio);
•	a lump sum cash payment equal to two times the executive’s target annual bonus opportunity (1.5 times for Mr. Hammad and Mr. D’Alterio); and
•	COBRA continuation coverage for the executive and their spouse, as applicable, at the Company’s expense for 12 months.
In the event of a Qualifying Termination, Mr. Stamatakis’s Employment Agreement provides for Severance Benefits in the form of a lump sum cash payment equal to the pro rata annual incentive award for the year of his cessation of employment, based on the greater of target or actual performance for the year of termination. Because it is not yet known whether actual performance for the relevant portion of 2026 will surpass target, the Company is assuming for purposes of the information contained in this proxy statement that target performance will apply.
In addition to the above Severance Benefits, in the event of an executive’s Qualifying Termination, the Employment Agreements provide for acceleration of some or all of the executive’s outstanding equity or incentive awards. The executive will receive payment of any accrued but unpaid amounts (including base salary and, to the extent earned and unpaid, annual incentive awards) and reimbursements for business expenses. Note that although the Employment Agreements provide for the acceleration of some or all of the executive’s equity awards, all outstanding Company Options, Company RSUs, and Company PRSUs will be cancelled and converted into a right to receive a cash payment as described above.
The Severance Benefits described above are subject to, among other things, the executive officer’s timely execution and non-revocation of a general release of claims in favor of the Company and its affiliates, and compliance with post-employment restrictive covenants (with the exception of Mr. Stamatakis, whose Employment Agreement sets forth that the post-employment restrictive covenants do not apply if Mr. Stamatakis’s employment is terminated by the Board without cause or Mr. Stamatakis resigns for good reason) including a perpetual restriction on disclosing Company trade secrets, a perpetual confidentiality obligation, a 12-month post-employment restriction against competition (a period of 18 months post-employment for Ms. Shuman) and a 24-month post-employment restriction against (a) solicitation of Company non-clerical employees, customers, and clients and (b) interference with the Company’s business relationships.
It is currently estimated that the executive officers would be entitled to receive, in the aggregate, approximately $8,873,172 in cash severance benefits under the Employment Agreements, assuming each of the executive officers experiences a Qualifying Termination on October 19, 2026.
For a more detailed estimate of the value of the severance payments to each named executive officer upon a Qualifying Termination under the Employment Agreements in connection with the Merger, see the section titled “Interests of the Directors and Executive Officers of the Company in the Merger—Quantification of Payments and Benefits” below.
Section 280G Mitigation Actions
In connection with the Merger, certain employees of the Company (including its executive officers) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Code. If the Effective Time is not expected to occur until after January 1, 2027, the Company, in consultation with Parent, may engage in certain mitigation strategies prior to December 31, 2026 to reduce the potential impact of Section 280G and Section 4999 of the Code, including accelerating vesting of the portion of an executive’s equity awards that would otherwise vest in 2026 and paying any portion of the annual bonus that is expected to be payable to the executive in 2027 in respect of 2026. No executive officer is entitled to a tax gross-up for any “golden parachute” excise tax under Section 4999 of the Code. In the event that the Severance Benefits under the Employment Agreements would be subject to the “golden parachute” excise tax under Section 4999 of the Code, the executive’s payments will be either: (1) the full amount of the payments or (2) the lesser amount that would ensure that no portion of the payments would be subject to the excise tax, whichever would put the executive in the best net position after tax, as determined by an independent auditor.
Retention Bonus Arrangements
In connection with the Merger, the Compensation Committee of the Board approved a cash transaction and retention bonus program in an aggregate amount of approximately $2.75 million, under which Ms. Shuman, Mr. Prajzner, Mr. D’Alterio and Mr. Hammad are eligible to receive bonuses pursuant to bonus letter agreements expected to be entered into prior to the Closing between the Company and each named executive officer (each, a “Retention Agreement”). The program was permitted under an exception to the interim operating covenants of the Merger Agreement. The bonus concept was first proposed by the Company in its July 16, 2026 draft of the Merger Agreement, after the parties had agreed on the $20.35 per share Merger Consideration in the letter of intent countersigned on July 2, 2026, and the aggregate amount and payment terms of the program were subsequently negotiated between the Company and H.I.G., with the parties ultimately agreeing to an aggregate amount of $2.75 million. The program was designed to recognize contributions in connection with the Merger and to retain key employees through the Closing and transition period. The awards granted under the Retention Agreements will vest and become payable as follows: (i) 50.0% at the Effective Time; and (ii) 50.0% on the 12-month anniversary of the Effective Time, in each case, subject to the recipient’s continued employment through the applicable vesting date. Upon a termination of employment by the Company without “cause” or a voluntary resignation by the executive for “good reason,” as such terms are defined in the applicable Employment Agreement, following the Effective Time, the unvested portion of such recipient’s award will vest and become payable in full, subject to the recipient’s timely execution and non-revocation of a general release of claims in favor of the Company and its affiliates.

Executive Officers	Potential Aggregate Retention Bonus Payment
Natalia Shuman	$ 750,000
Edward J. Prajzner	$425,000
Manuel Stamatakis	$—
Hani Hammad	$425,000
Gennaro D’Alterio	$245,000

Indemnification Insurance
Pursuant to the terms of the Merger Agreement, each of the Company’s current or former directors and executive officers will be entitled to certain ongoing indemnification and insurance coverage for a period of not less than six years following the Effective Time, as further described in the section titled, “The Merger Agreement—Directors’ and Officers’ Indemnification and Insurance” beginning on page 93 of this proxy statement.
Quantification of Payments and Benefits
This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation of each of the Company’s named executive officers that is based on or otherwise relates to the Merger and that will or may become payable to the named executive officers at the completion of the Merger or on a Qualifying Termination following the consummation of the Merger. Applicable SEC disclosure rules refer to this compensation as “golden parachute” compensation, and in this section, we use such term to describe the Merger-related compensation payable to the Company’s named executive officers.
The amounts shown in the table below are estimates based on various assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table, and do not reflect certain compensation actions that may occur before the completion of the Merger. As a result, the actual amounts, if any, that a named executive officer receives may materially differ from the amounts set forth in the table.
For purposes of this disclosure, the Company’s named executive officers as of the date hereof are Natalia Shuman, Edward J. Prajzner, Manuel Stamatakis, Gennaro D’Alterio and Hani Hammad.
The following table assumes that:
•	the relevant price of a share of Common Stock is $20.35 (which is the Merger Consideration);
•
the Effective Time is assumed, solely for the purposes of this disclosure, to have occurred on October 19, 2026 (which is the latest practicable date to determine the amounts set forth in the table below before the filing of this proxy statement);

•	no named executive officer will receive any additional, or forfeit any, equity or equity-based awards prior to the Effective Time;
•	each named executive officer experiences a Qualifying Termination immediately following the Effective Time and receives severance payments and benefits as described in the Employment Agreements;
•	the named executive officers have each timely executed and not revoked a release of claims; and
•	the named executive officers’ base salaries and target annual bonus opportunities will remain unchanged from those in place as of the close of business on October 19, 2026.
The table below excludes any payments or benefits that would have been earned, or any amounts associated with Company Options, Company RSUs or Company PRSUs that would vest according to their terms on or prior to the Effective Time and irrespective of the Merger. The values and descriptions also (1) do not reflect amounts under contracts, agreements, plans, or arrangements to the extent that they do not discriminate in scope, terms, or operation in favor of the named executive officers and that are generally available to all salaried employees of the Company, (2) do not reflect applicable tax withholdings that are applicable to any of the payments set forth in the table, and (3) assume that no payments are subject to reduction to the extent required by the terms of the applicable agreement to account for the application of Sections 280G and 4999 of the Code to such payments.

Name	Cash Severance ($)(1)	Cash Retention Bonus ($)(2)	Equity ($)(3)	Pension/ NQDC ($)(4)	Perquisites & Benefits ($)(5)	Tax Reimbursement ($)(6)	Total ($)(6)
Natalia Shuman	3,604,000	750,000	5,024,511	—	18,824	—	9,397,335
Edward J. Prajzner	2,080,000	425,000	2,109,990	—	31,507	—	4,646,497
Manuel Stamatakis	580,000	—	12,473,981	—	897	—	13,054,878
Gennaro D’Alterio	1,151,172	245,000	1,042,083	—	35,163	—	2,473,418
Hani Hammad	1,458,000	425,000	1,663,266	—	35,163	—	3,581,429

(1)
The cash severance represents the amount payable pursuant to the Employment Agreements, which are described above in the section titled “Interests of the Directors and Executive Officers of the Company in the Merger—Potential Change in Control and Severance Entitlements to the Company’s Executive Officers.” The amounts included in this column are considered to be “double trigger” (i.e., amounts triggered by a change in control for which payment is conditioned upon a Qualifying Termination). A Qualifying Termination is a termination of employment by the Company without “cause” or a voluntary resignation by the named executive officer for “good reason,” as such terms are defined in the Employment Agreements, occurring either (1) within 12 months following the occurrence of a change in control (as defined in the LTIP), which includes the Merger, or (2) within 90 days prior to the occurrence of a change in control. The estimated amount of each such payment included in the “Cash Severance” column above is set forth in the table below. Note that the cash severance, bonus target and prorated bonus amounts included in the table below were determined based on the executives’ base salary and target annual bonus for the 2026 fiscal year, prorated, if applicable, as of the close of business on October 19, 2026. An executive’s receipt of severance is contingent on the executive’s execution and non-revocation of a general release of claims in favor of the Company and related parties. Executives, other than Mr. Stamatakis, must also comply with post-employment restrictive covenants including a perpetual restriction on disclosing Company trade secrets, a perpetual confidentiality obligation, a 12-month post-employment restriction against competition (a period of 18 months post-employment for Ms. Shuman) and a 24-month post-employment restriction against solicitation of employees and interference with the Company’s business relationships.

Name	Base Cash Severance ($)	Bonus Target ($)	Prorated Bonus ($)	Total Cash ($)
Natalia Shuman	1,802,000	1,802,000		3,604,000
Edward J. Prajzner	1,040,000	1,040,000		2,080,000
Manuel Stamatakis	—	—	580,000	580,000
Gennaro D’Alterio	639,540	511,632		1,151,172
Hani Hammad	729,000	729,000		1,458,000

(2)
Amounts shown reflect the value of the cash retention bonus awards the executive officers are eligible to receive in connection with the Merger and assume that the executive officer satisfies the terms of the applicable Retention Agreement, as described in more detail above in the section titled “Interests of the Directors and Executive Officers of the Company in the Merger—Retention Bonus Arrangements.” The 50% of each award payable at the Effective Time is considered to be “single trigger,” and the remaining 50%, which would otherwise vest on the 12-month anniversary of the Effective Time and is included in this column on the assumption of a Qualifying Termination immediately following the Effective Time, is considered to be “double trigger.”

(3)
Amounts shown reflect the potential value that each named executive officer could receive in respect of their outstanding Company Options, unvested Company RSUs and Company PRSUs in connection with the Merger. See the section titled “Summary—Treatment of Outstanding Equity-Based Awards” beginning on page 5 of this proxy statement. The treatment of the outstanding Company Options, Company RSUs, and Company PRSUs is considered to be “single trigger” (i.e., amounts triggered solely by a change in control) because the treatment is provided for under the Merger Agreement for all equity awards and does not require a subsequent termination of employment. The estimated amount of each such payment included in the “Equity” column above is set forth in the table below. For the purposes of the following table, Company PRSUs (rather than Company RSUs) include performance-based restricted stock unit awards for prior years that are no longer subject to performance-based vesting conditions.

Name	Estimated Value of Company RSUs ($)	Estimated Value of Company PRSUs ($)	Estimated Value of Company Options ($)	Total Estimated Value of Equity ($)
Natalia Shuman	339,173	4,312,938	372,400	5,024,511
Edward J. Prajzner	178,063	1,931,927	—	2,109,990
Manuel Stamatakis	814,000	3,678,731	7,981,250	12,473,981
Gennaro D’Alterio	81,400	960,683	—	1,042,083
Hani Hammad	239,397	1,423,869	—	1,663,266

The value of Company PRSUs reflected in the tables above assumes, with respect to any Company PRSU that remains subject to performance-based vesting, performance achievement at target.
(4)	None of the named executive officers will be entitled to pension or non-qualified deferred compensation benefits in connection with the Merger.
(5)
Amounts shown reflect the aggregate costs of providing continued health and welfare benefits for a period of 12 months, as described in more detail above in the section titled “Potential Change in Control and Severance Entitlements to the Company’s Executive Officers.” The amounts included in this column are considered to be “double trigger.” The estimated amount of each component included in this column is set forth in the table below.

Name	Estimated Cost of Medical Benefits ($)	Estimated Cost of Dental Benefits ($)	Estimated Cost of Vision Benefits ($)	Total Estimated Value of Health and Welfare ($)
Natalia Shuman	17,804	897	123	18,824
Edward J. Prajzner	30,487	897	123	31,507
Manuel Stamatakis	—	897	—	897
Gennaro D’Alterio	34,043	997	123	35,163
Hani Hammad	34,043	997	123	35,163

(6)
None of the named executive officers are, or will be, entitled to a tax reimbursement in connection with the Merger or a tax gross-up for any “golden parachute” excise tax under Section 4999 of the Code. In the event that the Severance Benefits would be subject to the “golden parachute” excise tax under Section 4999 of the Code, the executive’s payments will be either: (1) the full amount of the payments or (2) the lesser amount that would ensure that no portion of the payments would be subject to the excise tax, whichever would put the executive in the best net position after tax, as determined by an independent auditor. The amounts shown in this table do not reflect any such reduction.

Other Arrangements
Prior to the Effective Time, the Company, Parent, or their respective affiliates may, in their discretion, continue or initiate, as applicable, discussions regarding agreements, arrangements, and understandings with one or more of the Company’s executive officers regarding their employment or other future services, compensation or benefits, or co-investment opportunities and may enter into definitive agreements with such individuals regarding the foregoing (including the terms of any participation in a post-closing equity compensation program), subject to the interim operating covenants set forth in the Merger Agreement and applicable restrictions therein.
Financing of the Merger
The Merger is not subject to any financing condition. Parent has represented in the Merger Agreement that, as of the Closing Date, subject to the terms and conditions set forth in the Commitment Letters and in the Merger Agreement and assuming the satisfaction of the conditions to the obligations of Parent and Acquisition Sub to consummate the Merger set forth in the Merger Agreement and the conditions set forth in the Commitment Letters, the aggregate proceeds of the Financing, both before and after giving effect to the exercise of any or all “market flex” provisions related thereto, will be sufficient for the payment by or on behalf of Parent of all amounts required to be paid by it on the Closing Date pursuant to the Merger Agreement, including the payment of the Merger Consideration and all related fees and expenses and the prepayment of debt under (i) the Credit Agreement, (ii) Cédula de Crédito Bancário (Bank Credit Note) No. 2023004390, dated September 26, 2023, issued by Mistras South America Ltda. in favor of Banco Daycoval S.A. and (iii) the BPI France credit agreement, Loan No. 08680894, dated as of May 28, 2020 (collectively, the “Credit Facilities”) on the Closing Date (the aggregate amount owed in such circumstance being the “Required Amount”). Parent has further acknowledged that its obtaining of any financing, or the availability, grant, provision or extension of any financing to Parent, is not a condition to its obligations under the Merger Agreement.
We estimate that the total amount of funds necessary to complete the Merger and the related transactions, including payment of the Merger Consideration, amounts payable in respect of Company Options, Company RSUs and Company PRSUs, and the repayment of outstanding indebtedness under the Credit Facilities, but excluding transaction fees and expenses, will be approximately $866 million.
Equity Financing
Pursuant to the Equity Commitment Letter, and subject to the terms and conditions set forth therein, H.I.G. Fund has committed to contribute, directly or indirectly, to Parent at the Closing an aggregate amount of $395.0 million, which we refer to as the “Commitment Amount,” to purchase equity securities of Parent or its affiliates.
The amount to be funded under the Equity Commitment Letter is subject to reduction (i) to the extent the full Commitment Amount is not necessary to pay the Required Amount and (ii) on a dollar-for-dollar basis for purchases in cash actually made by co-investors (including affiliates of H.I.G. Fund) of equity securities of, or contributions to, Parent, the net proceeds of which are used solely to fund the Required Amount.

The obligation of H.I.G. Fund to fund the Commitment Amount is subject solely to (i) the satisfaction or waiver, at the time the Closing would have occurred, of all conditions to Parent’s and Acquisition Sub’s obligations to consummate the Merger set forth in the Merger Agreement, other than conditions that by their nature cannot be satisfied until the Closing but which are capable of being satisfied at the Closing, (ii) the prior or substantially simultaneous funding of the Debt Financing in accordance with the Debt Commitment Letter, and (iii) the substantially concurrent consummation of the Closing in accordance with the terms of the Merger Agreement (assuming the funding of the Commitment Amount).
The Equity Commitment Letter provides that, if the Company is entitled to specific performance of Parent’s obligations under the Merger Agreement, the Company is an express third-party beneficiary thereof solely for the purpose of seeking specific performance of Parent’s right to cause the Commitment Amount to be funded, in accordance with the Equity Commitment Letter, and for no other purpose, including any claim for monetary damages. The Equity Commitment Letter contains customary provisions limiting recourse against H.I.G. Fund’s former, current or future directors, officers, employees, direct or indirect equityholders, controlling persons, general or limited partners, managers, members, affiliates, successors and assigns (collectively, the “Investor Related Parties”) and, by reference to the Limited Guarantee, provides that (i) claims against Parent and the Guarantor under the Equity Commitment Letter prior to the valid termination of the Merger Agreement and the Equity Commitment Letter, seeking specific performance of the Equity Commitment Letter, (ii) claims against the Guarantor under the Limited Guarantee following termination of the Merger Agreement, (iii) any claim by the Company against Parent to the extent expressly permitted under the Merger Agreement or (iv) any claim against H.I.G. Middle Market, LLC to the extent expressly permitted under the mutual non-disclosure agreement to which the Company is a party (collectively, the “Permitted Claims”), in each case subject to the limitations set forth therein, are the sole and exclusive remedies available to the Company against H.I.G. Fund and any Parent Related Party (as defined in Section 7.4(d) of the Merger Agreement). The Equity Commitment Letter terminates automatically and immediately upon the earliest to occur of (i) the funding of the Commitment Amount, (ii) the consummation of the Closing, (iii) the valid termination of the Merger Agreement in accordance with its terms and (iv) the Company or any of its affiliates asserting any claim against H.I.G. Fund or any Parent Related Party in connection with the Equity Commitment Letter, the Limited Guarantee, the Merger Agreement or the transactions contemplated thereby, other than a Permitted Claim.
Debt Financing
Pursuant to the Debt Commitment Letter, the Committed Lenders have committed to provide debt financing to Acquisition Sub in connection with the Merger, consisting of (i) a $500.0 million senior secured term loan facility, (ii) a $55.0 million senior secured revolving credit facility, of which up to $8.5 million is available in the form of letters of credit, and (iii) a $100.0 million senior secured delayed draw term loan facility.
The funding of the Debt Financing is subject to the satisfaction or waiver of the conditions set forth in the Debt Commitment Letter. Parent has represented in the Merger Agreement that upon satisfaction of the conditions set forth in the Debt Commitment Letter as of the date of the Merger Agreement, the aggregate proceeds of the Debt Financing will be sufficient for payment of the Required Amount.
The obligations of the Committed Lenders to provide the Debt Financing are subject to a limited number of conditions, including (i) the consummation of the Merger substantially concurrently with the initial funding of the Debt Financing in accordance with the Merger Agreement, (ii) the funding of the Equity Financing, (iii) the repayment of the Company’s existing indebtedness under the Credit Agreement, (iv) the accuracy of certain specified representations and warranties, (v) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) since the date of the Merger Agreement and (vi) the execution and delivery of definitive documentation and other customary closing conditions. The commitments under the Debt Commitment Letter will terminate upon the earliest of (a) the fifth business day after the Outside Date if the Debt Financing has not been funded, (b) the termination of the Merger Agreement and (c) the consummation of the Merger without the use of the Debt Financing.
Under the Merger Agreement, Parent is required to use its reasonable best efforts to take all actions and do all things necessary or advisable to obtain the Debt Financing, including using reasonable best efforts to maintain the Debt Commitment Letter in effect and not to permit, without the Company’s prior written consent (not to be unreasonably withheld, delayed or conditioned), any amendment, modification, waiver or replacement that would (i) reduce the aggregate amount of the Debt Financing to an amount less than the Required Amount, when taken together with the Equity Financing and cash and other immediately available sources of funds held by or available to Parent, Acquisition Sub and the Company and its subsidiaries, or (ii) impose new or additional conditions, or otherwise expand, amend or modify any of the conditions to receipt of the Debt Financing, in a manner that would reasonably be expected to materially delay or prevent the Closing, make the funding of the Debt Financing less likely to occur, or adversely impact Parent’s ability to enforce its rights under the Debt Commitment Letter. Parent may, however, amend the Debt Commitment Letter to add lenders, lead arrangers, bookrunners, syndication agents or similar entities, or to increase the aggregate amount of the Financing.
Parent is required to consult with and keep the Company informed in reasonable detail of the status of its efforts to arrange the Financing, and to give the Company prompt notice of any written notice or communication from any person with respect to any actual or alleged breach or repudiation of the Commitment Letters. The Company has agreed to provide customary cooperation in connection with the arrangement of the Debt Financing, subject to specified limitations, and Parent has agreed to reimburse the Company for certain costs incurred in connection with that cooperation. See “The Merger Agreement—Financing Efforts” beginning on page 94 of this proxy statement.
In connection with the Closing, all outstanding indebtedness under the Credit Facilities is expected to be repaid, and the Company is required to deliver customary payoff letters to Parent no later than two business days prior to the Closing Date. As of September 30, 2026, the Company had borrowings of $172.3 million and $3.3 million of letters of credit outstanding under the Credit Agreement, and no unused commitments.
Limited Guarantee
Concurrently with the execution of the Merger Agreement, H.I.G. Fund, as guarantor, delivered the Limited Guarantee to the Company. Pursuant to the Limited Guarantee, and subject to the terms, conditions and limitations set forth therein, H.I.G. Fund has unconditionally and irrevocably guaranteed to the Company, as the guaranteed party, the payment of (i) the Parent Termination Fee if and when due and payable pursuant to the Merger Agreement, (ii) the Costs of Collection if and when due and payable pursuant to the Merger Agreement and (iii) the Reimbursement Obligations if and when due and payable pursuant to the Merger Agreement (collectively, the “Obligations”). The aggregate liability of H.I.G. Fund under the Limited Guarantee is capped at $51,369,322.
The Limited Guarantee is an unconditional guarantee of payment and not of collection. H.I.G. Fund may assert any claim, set-off, deduction, defense or release that Parent could assert against the Company under the Merger Agreement, and if the underlying Obligation ceases to be due and payable by Parent, H.I.G. Fund is automatically relieved of its corresponding obligations in respect thereof. The Limited Guarantee provides that no person other than H.I.G. Fund has any obligation under the Limited Guarantee, and that the Company has no right of recovery against, and no personal liability attaches to, any of H.I.G. Fund’s former, current or future directors, officers, employees, direct or indirect equityholders, controlling persons, general or limited partners, managers, members, stockholders, affiliates, agents, successors or assigns (other than Parent) (collectively, the “H.I.G. Fund Affiliates”). Other than the Company’s right to seek specific performance of Parent’s obligation to cause the Equity Financing to be funded in accordance with the Merger Agreement and the Equity Commitment Letter, recourse against H.I.G. Fund under the Limited Guarantee is the sole and exclusive remedy of the Company against H.I.G. Fund in respect of any liabilities or obligations arising under or in connection with the Merger Agreement and the transactions contemplated thereby. In addition, the Company may not receive both (i) specific performance or other equitable relief resulting in the Closing occurring and (ii) payment of the Parent Termination Fee.
The Limited Guarantee terminates automatically upon the earliest to occur of (i) the consummation of the Closing, (ii) payment of the Obligations to the Company or its affiliates, (iii) the termination of the Merger Agreement in accordance with its terms in circumstances other than a qualifying termination and (iv) 90 days after a qualifying termination, unless a qualifying suit has been filed within that 90-day period, in which case the Limited Guarantee will continue until the earliest of the Closing, a final, non-appealable resolution of such suit determining that no amount is owed, a written agreement between H.I.G. Fund and the Company terminating the Obligation and satisfaction of the Obligation. In addition, if the Company or any of its affiliates asserts that the liability cap or the termination or no-recourse provisions of the Limited Guarantee are illegal, invalid or unenforceable, or brings any claim against H.I.G. Fund or any H.I.G. Fund Affiliate other than a Permitted Claim, the Limited Guarantee terminates ab initio, all prior payments made by H.I.G. Fund are recoverable, and neither H.I.G. Fund nor any H.I.G. Fund Affiliate has any liability thereunder.

Voting Agreements
The following describes the material provisions of the Voting Agreements, the forms of which are attached as Appendix B-1 and Appendix B-2 to this proxy statement and are incorporated by reference herein. This summary does not purport to be complete and may not contain all of the information about the Voting Agreements that is important to you. The Voting Agreements entered into by the Family Stockholders differ from the forms in certain respects, including the expense reimbursement described below. The Company encourages you to read carefully the forms of Voting Agreement in their entirety.
On September 17, 2026, concurrently with the execution of the Merger Agreement, each of the Company’s directors and named executive officers and the other Voting Agreement Stockholders entered into Voting Agreements with Parent. The Voting Agreements were entered into solely in each Voting Agreement Stockholder’s capacity as a stockholder of the Company and not in such person’s capacity as a director, officer or employee of the Company.
The Voting Agreement Stockholders who are directors and executive officers (the “D&O Voting Agreement Stockholders”) are Natalia Shuman, President and Chief Executive Officer; Nicholas DeBenedictis, Director; James J. Forese, Director and Lead Director; Michelle J. Lohmeier, Director; Charles P. Pizzi, Director; Manuel Stamatakis, Executive Chairman of the Board; Edward J. Prajzner, Sr. Executive Vice President and Chief Financial Officer; Hani Hammad, Executive Vice President and Chief Operating Officer; and Gennaro D’Alterio, Executive Vice President and Chief Commercial Officer. In the aggregate, the D&O Voting Agreement Stockholders have entered into Voting Agreements covering 1,534,929 shares of Common Stock, representing approximately 4.8% of the 31,867,074 shares of Common Stock outstanding as of the close of business on October 19, 2026. Including shares (i) issuable upon exercise of Company Options exercisable within 60 days of October 19, 2026, and (ii) covered by Company RSUs or Company PRSUs that become vested within 60 days after October 19, 2026, the Voting Agreements entered into by the D&O Voting Agreement Stockholders cover 2,219,929 shares of Common Stock (or approximately 7.0%).
The Family Stockholders are (i) the 2025 Irrevocable Two-Year Grantor Retained Annuity Trust of Aspasia F. Vahaviolos (the “2025 Trust”), of which Stephanie Foglia serves as trustee; (ii) Stephanie Foglia, individually, who also serves as trustee of the 2025 Trust and is one of the daughters of Dr. Sotirios J. Vahaviolos; and (iii) Aspasia Vahaviolos, who is the widow of Dr. Sotirios J. Vahaviolos. In the aggregate, the Family Stockholders have entered into Voting Agreements covering 7,693,103 shares of Common Stock, representing approximately 24.1% of the 31,867,074 shares of Common Stock outstanding as of the close of business on October 19, 2026.
H.I.G. first indicated its desire for voting agreements from certain members of the family of Dr. Vahaviolos on July 26, 2026. On August 28, 2026, the Board approved, including for purposes of Section 203 of the DGCL, discussions between H.I.G. and its representatives and the Family Stockholders regarding the Merger and a voting agreement, and on September 1, 2026, H.I.G.’s counsel requested a voting agreement from each Family Stockholder through their counsel. The Family Stockholders will receive the same Merger Consideration per share as all other holders of Common Stock and are not party to any other agreement with Parent or its affiliates in connection with the Merger, other than the Voting Agreements. Under the Voting Agreements with Ms. Foglia and Ms. Vahaviolos, Parent has agreed to reimburse each such stockholder for certain fees and expenses up to $25,000, payable at the Effective Time.
Each Voting Agreement Stockholder agreed that, from the date of the applicable Voting Agreement until its termination, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, and in any other circumstance in which a vote or consent is sought, such stockholder will vote, or cause to be voted, all shares of Common Stock owned of record or beneficially by such stockholder as of the date of the applicable Voting Agreement (the “Owned Shares”), together with any additional shares of Common Stock acquired after that date and prior to termination (collectively, the “Covered Shares”), (a) “FOR” (i) the adoption of the Merger Agreement and approval of the Merger, (ii) the adoption of any amendment to the Merger Agreement that does not decrease the Merger Consideration or make the Merger Agreement less favorable to the Company’s stockholders, (iii) any proposal to adjourn or postpone a meeting of the Company’s stockholders in accordance with the Merger Agreement and (iv) any other proposal necessary, or that Parent or the Company reasonably determines is desirable, for consummation of the Merger and the other transactions contemplated by the Merger Agreement; and (b) “AGAINST” (i) any proposal, action or agreement that would reasonably be expected to result in a breach of the Merger Agreement or cause any condition to the Merger not to be satisfied, (ii) any Acquisition Proposal or other proposal made in opposition to, in competition with or inconsistent with, the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement, (iii) any reorganization, recapitalization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company, except as contemplated by the Merger Agreement, and (iv) any other action, agreement or proposal that would reasonably be expected to prevent or materially impede or materially delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement.
Each Voting Agreement Stockholder also agreed to be present, in person or by proxy, at every meeting of the Company’s stockholders at which any of the matters described above are submitted for a vote so that all Covered Shares would be counted for purposes of establishing a quorum. Other than with respect to the matters described above, the Voting Agreement Stockholders have no obligation to vote the Covered Shares in any particular manner. If the Company and Parent agree to effect the Merger by means of a tender offer, each Voting Agreement Stockholder agreed to tender, and not withdraw, all of its Covered Shares in such tender offer.
During the period beginning on the date of the applicable Voting Agreement and ending on its termination, each Voting Agreement Stockholder agreed not to tender any Covered Shares into any tender or exchange offer, transfer, pledge or encumber any Covered Shares, enter into any hedge, swap or similar transaction designed to transfer the economic consequences of ownership of any Covered Shares, grant any proxy or power of attorney or deposit any Covered Shares into a voting trust, or enter into any arrangement with respect to the transfer or voting of any Covered Shares, except pursuant to certain “Permitted Transfers.” Permitted Transfers include gifts to family members or trusts, transfers by operation of law, exercises of stock options and distributions from trusts, in each case only if the transferee agrees to be bound by the applicable Voting Agreement. Any transfer in violation of these restrictions is void ab initio.
Each Voting Agreement Stockholder irrevocably and unconditionally waived, to the fullest extent permitted by law, and agreed not to assert, any appraisal rights, dissenters’ rights or similar rights under Section 262 of the DGCL with respect to all of such stockholder’s Owned Shares in connection with the Merger and the transactions contemplated by the Merger Agreement; provided that such waiver will automatically terminate upon the valid termination of the Merger Agreement in accordance with its terms.
Each Voting Agreement Stockholder also agreed not to solicit, initiate, facilitate or encourage any Acquisition Proposal or take any action that the Company would be prohibited from taking under the no-solicitation provisions of the Merger Agreement. During the Go-Shop Period, a Voting Agreement Stockholder may participate in discussions or negotiations with a person that has submitted an Acquisition Proposal solely for purposes of entering into a voting agreement on substantially similar terms with respect to that Acquisition Proposal if the Board determines that the Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal.
Notwithstanding the foregoing, if a Voting Agreement Stockholder is a director or officer of the Company, nothing in the applicable Voting Agreement limits or restricts such stockholder from taking, or refraining from taking, any action in such stockholder’s capacity as a director or officer of the Company or any of its subsidiaries, including complying with such stockholder’s fiduciary obligations, and no such action or inaction in such capacity will constitute a breach of the applicable Voting Agreement.
Each Voting Agreement terminates automatically upon the earliest to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the amendment or supplementation of the Merger Agreement, or waiver of a provision thereof, in a manner that reduces the amount or changes the form of the Merger Consideration payable to a Voting Agreement Stockholder (other than adjustments in accordance with the terms of the Merger Agreement) or materially delays or imposes any additional material restrictions or conditions on the payment of the Merger Consideration, (d) the Outside Date and (e) the mutual written consent of all parties to the applicable Voting Agreement. Termination will not relieve any party from liability for any willful and material breach of the applicable Voting Agreement occurring prior to termination. A Change of Board Recommendation does not, by itself, terminate the Voting Agreements; however, the Voting Agreements terminate automatically upon any valid termination of the Merger Agreement, including a termination by the Company to enter into a definitive agreement with respect to a Superior Proposal.
In the aggregate, the Voting Agreements cover 9,228,032 shares of Common Stock, representing approximately 29.0% of the 31,867,074 shares of Common Stock outstanding as of the close of business on October 19, 2026.

Regulatory Approvals Required
General
The Company and Parent have agreed to use their respective reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable under the Merger Agreement and applicable law to cause the expiration or termination of any applicable waiting periods under the HSR Act and any Other Required Regulatory Approval, and to obtain all consents, orders, approvals, authorizations, qualifications or other action of a governmental entity specified in the Merger Agreement (collectively, the “Other Required Regulatory Approvals”). The parties have agreed to make all required filings in a timely manner and to cooperate with one another in connection with any required regulatory approvals.
The Board has taken all action necessary so that the restrictions on business combinations set forth in Section 203 of the DGCL do not apply to the Merger Agreement, the Voting Agreements or the transactions contemplated thereby, including the Merger.
Completion of the Merger is conditioned upon (i) the expiration or termination of any waiting period, together with any extensions, applicable to the Merger or the transactions contemplated by the Merger Agreement under the HSR Act and (ii) the expiration or termination of any waiting period, together with any extensions, under any competition law or other law specified in the Merger Agreement. The Other Required Regulatory Approvals consist of international merger control and competition approvals, together with the required regulatory actions relating to the Company’s NRC and Agreement State licenses described under “—Nuclear Materials” below. Parent and the Company are mutually responsible for and mutually control the coordination of any applications, notifications or filings, the obtaining of any necessary approvals, and the resolution of any investigation or other inquiry of any governmental entity under the HSR Act or the Other Required Regulatory Approvals. Parent is required to pay all filing fees under the HSR Act and with respect to the Other Required Regulatory Approvals.
In addition, the Merger Agreement provides that, prior to the earlier of the termination of the Merger Agreement and the Closing, none of the parties will directly or indirectly acquire or agree to acquire any person or assets if doing so would reasonably be expected to impose any material delay in, or materially increase the risk of not obtaining, the required approvals or the expiration or termination of any applicable waiting period, or materially increase the risk of a governmental entity seeking an order prohibiting the consummation of the transactions.
Although we expect that all required regulatory clearances, approvals and consents will be obtained, we cannot assure you that these clearances, approvals and consents will be obtained at all or will be obtained on a timely basis, or that the granting of these clearances, approvals and consents will not involve the imposition of additional conditions on the completion of the Merger, including the requirement to divest assets, or require changes to the terms of the Merger Agreement. Any such condition or change could result in the conditions to the Closing not being satisfied. Other than the approvals, consents and notifications described below, neither the Company nor Parent is aware of any material regulatory approvals required to be obtained, or waiting periods required to expire, in connection with the Merger. If the parties determine that any other approvals, filings or waiting periods are necessary, they will seek to obtain or comply with them.
Antitrust Laws
The Merger is subject to the requirements of the HSR Act. Under the HSR Act and the rules promulgated thereunder by the Federal Trade Commission (the “FTC”), the Merger cannot be completed until the Company and Parent each file a notification and report form with the FTC and the Antitrust Division of the U.S. Department of Justice (the “DOJ”) and the applicable waiting period thereunder has expired or been terminated. The Company and Parent filed their respective HSR Act notifications on October 1, 2026. The 30-day waiting period with respect to the Merger commenced on October 1, 2026, and was scheduled to expire at 11:59 p.m. Eastern Time on November 2, 2026. Effective October 22, 2026, the FTC granted early termination of the HSR Act waiting period.
At any time before or after consummation of the Merger, notwithstanding the expiration or termination of the applicable waiting period under the HSR Act, the DOJ or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, and notwithstanding the expiration or termination of the applicable waiting period, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
There can be no assurance that the DOJ, the FTC, any state attorney general, or any other governmental entity having jurisdiction over the transactions will not attempt to challenge the Merger on antitrust grounds. In addition, even after the HSR Act waiting period has expired or been terminated, at any time before or after the Merger is completed, private parties may challenge the Merger under the antitrust laws.
Nuclear Materials
The Company’s North America segment uses radioactive materials in providing certain of its asset protection solutions, including industrial radiography. The transportation and storage of these materials are subject to regulation under federal and state laws and licensing requirements, and the Company holds licenses issued by the NRC and by a number of states that have entered into an agreement with the NRC or its predecessor agency pursuant to Section 274(b) of the Atomic Energy Act of 1954, as amended, to assume responsibility for certain nuclear material licensing (each, an “Agreement State” and, collectively, the “Agreement States”).
Under NRC regulations and the comparable regulations of the Agreement States, a license authorizing the possession and use of radioactive materials may not be transferred, assigned or in any manner disposed of, and control of the licensee may not be transferred, either directly or indirectly, without the prior written consent of the applicable regulatory authority. As the Merger will result in a change of control of the Company and its subsidiaries, the Company is required to file applications for consent to transfer control with respect to, and in certain cases to make post-Closing notifications regarding, the NRC and Agreement State licenses. In the case of one Agreement State license, the required action is the issuance of a new license rather than consent to the transfer of control of an existing license. Completion of the Merger is conditioned upon the required regulatory actions having been completed, or the applicable governmental entity having stated in writing, including by e-mail, that such action is not required prior to the consummation of the transactions contemplated by the Merger Agreement.
Delisting and Deregistration of Common Stock
Our Common Stock is currently listed on the NYSE under the symbol “MG” and is registered under Section 12(b) of the Exchange Act. If the Merger is completed, we will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent. Under the Merger Agreement, prior to the Effective Time, the Company is required to cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable on its part under applicable law and the rules and regulations of the NYSE to cause the delisting of the Common Stock from the NYSE as promptly as practicable after the Effective Time and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after such delisting.
Following the Merger and such delisting and deregistration, there will be no public market for our Common Stock, our Common Stock will no longer be quoted on the NYSE, price quotations will no longer be available, and we will no longer be required to file periodic reports with the SEC on account of our Common Stock.
Accounting Treatment
The Merger will be accounted for in accordance with Accounting Standards Codification Topic 805, Business Combinations, as a business combination for financial accounting purposes.
Fees and Expenses
Except as otherwise expressly provided in the Merger Agreement, including the termination fee and expense reimbursement provisions described elsewhere in this proxy statement, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby generally will be borne by the party incurring such fees and expenses, whether or not the Merger is completed. Such fees and expenses include, among other things, fees and expenses of counsel, financial advisors, accountants, experts and consultants.
Parent will pay all filing fees under the HSR Act and all filing fees with respect to the Other Required Regulatory Approvals. This allocation is in addition to the termination fee and expense reimbursement provisions described elsewhere in this proxy statement.

Litigation Relating to the Merger
Potential plaintiffs may file lawsuits or send demand letters challenging the Merger. As of the date of this proxy statement, the Company has received two demand letters on behalf of purported stockholders of the Company pursuant to Section 220 of the DGCL, requesting access to certain books and records of the Company for the stated purposes of, among other things, investigating the fairness of the Merger Consideration and the process leading to the Merger, the independence and disinterestedness of the members of the Board and management, potential breaches of fiduciary duty or other corporate wrongdoing in connection with the Merger, and the adequacy of the Company’s disclosures regarding the Merger. The Company believes the claims asserted in these demands are without merit. As of the date of this proxy statement, there are no pending lawsuits challenging the Merger.
If lawsuits or additional demand letters are filed or received, absent new or materially different allegations, the Company does not intend to disclose such lawsuits or demand letters unless required by applicable law. The outcome of any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Merger and result in substantial costs to the Company, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Merger is the absence of any law, injunction or order by any governmental entity restraining, enjoining, rendering illegal or otherwise prohibiting the consummation of the Merger. As a result, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Merger on the agreed-upon terms, then such injunction may prevent the Merger from being consummated, or from being consummated within the expected time frame. The defense or settlement of any lawsuit or claim that remains unresolved at the time the Merger is consummated may adversely affect the Company’s business, financial condition, results of operations and cash flows.
Certain U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain material U.S. federal income tax consequences to holders of shares of Common Stock upon the exchange of shares of Common Stock for cash pursuant to the Merger. This summary is general in nature and does not discuss all aspects of U.S. federal income taxation that may be relevant to a holder of shares of Common Stock in light of such holder’s particular circumstances. In addition, this summary does not describe any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation. This summary deals only with shares of Common Stock held as capital assets within the meaning of Section 1221 of the Code (i.e., generally, property held for investment), and does not address tax considerations applicable to any holder of shares of Common Stock that may be subject to special treatment under the U.S. federal income tax laws, including:
•	a bank, insurance company, or other financial institution;
•	a tax-exempt organization;
•	a retirement plan or other tax-deferred account;
•	an S corporation, a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes (or an investor in a partnership or S corporation);
•	a real estate investment trust or regulated investment company;
•	a dealer or broker in stocks and securities, or currencies;
•	a trader in securities that elects mark-to-market treatment;
•	a holder of shares of Common Stock subject to the alternative minimum tax provisions of the Code;
•
a holder of shares of Common Stock that received the shares of Common Stock through the exercise of an employee stock option, through a tax qualified retirement plan, through a stock plan or notional unit arrangement or otherwise as compensation;

•	a holder of shares of Common Stock that received the shares of Common Stock through conversion of notes or in connection with forward sales arrangements;
•	a U.S. holder (as defined below) that has a functional currency other than the United States dollar;
•	“controlled foreign corporations,” “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax;

•	a person that holds the shares of Common Stock as part of a hedge, straddle, constructive sale, conversion or other risk reduction strategy or integrated transaction;
•	“qualified foreign pension funds” or foreign governments or organizations subject to Section 892 of the Code;
•	a holder that exercises appraisal rights in connection with the Merger;
•
a holder who holds their shares of Common Stock as “qualified small business stock” for purposes of Sections 1045 and 1202 of the Code, or as “Section 1244 stock” within the meaning of Section 1244 of the Code;

•
a holder who actually or constructively owns more than 5% of the outstanding shares of Common Stock (by vote or value), or who owns or will own (directly, indirectly or constructively) any interest in Parent; or

•	a U.S. expatriate or a former citizen or long-term resident of the United States.
In addition, this summary does not address tax considerations applicable to receipt of cash paid by the Company in connection with any dividends or distributions made with respect to shares of Common Stock. This summary is based on the Code, the Treasury Regulations promulgated under the Code, and IRS rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change or differing interpretations at any time, with possible retroactive effect that could adversely affect a holder of Common Stock. We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.
THE DISCUSSION SET OUT HEREIN IS INTENDED ONLY AS A GENERAL SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO A HOLDER OF SHARES OF COMMON STOCK IN CONNECTION WITH THE EXCHANGE OF SUCH STOCK FOR CASH IN THE MERGER. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU IN CONNECTION WITH THE MERGER IN LIGHT OF YOUR OWN PARTICULAR CIRCUMSTANCES, INCLUDING U.S. FEDERAL INCOME, ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER STATE, LOCAL OR NON-U.S. TAX LAWS OR ANY APPLICABLE INCOME TAX TREATIES.
For purposes of this discussion, the term “U.S. holder” is a beneficial owner of shares of Common Stock that is, for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States;
•
a corporation (or any other entity or arrangement treated as a corporation for United States federal income tax purposes) organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States” persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (b) the trust has validly elected to be treated as a United States person for U.S. federal income tax purposes.

A “non-U.S. holder” is any beneficial owner of shares of Common Stock that is neither a U.S. holder nor a partnership (or other entity treated as a partnership for U.S. federal income tax purposes). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, a partnership holding shares of Common Stock should consult its own tax advisor regarding the U.S. federal income tax consequences of exchanging the shares of Common Stock pursuant to the Merger.

U.S. holders
Payments in Exchange for Shares of Common Stock
The exchange of shares of Common Stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder who receives cash in exchange for shares of Common Stock pursuant to the Merger will recognize gain or loss, if any, equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the shares of Common Stock exchanged therefor. Gain or loss will be determined separately for each block of shares of Common Stock (i.e., shares of Common Stock acquired at the same cost in a single transaction). Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if such U.S. holder’s holding period for the shares of Common Stock is more than one year at the time of the exchange. Long-term capital gain recognized by certain U.S. holders, including individuals, generally is subject to tax at a lower rate than short-term capital gain or ordinary income. There are limitations on the deductibility of capital losses.
Medicare Tax
A U.S. holder that is an individual, estate or trust (other than a trust that falls into a special class of trusts exempt from this tax) generally is subject to a 3.8% tax on the lesser of (1) the U.S. holder’s “net investment income” (or “undistributed net investment income” in the case of an estate or trust) for the relevant taxable year and (2) the excess of the U.S. holder’s “modified adjusted gross income” (or, for an estate or trust, adjusted gross income as determined under Section 67(e) of the Code) for the taxable year over a threshold amount. For individuals, the threshold is $250,000 for married individuals filing jointly and surviving spouses, $125,000 for married individuals filing separately and $200,000 for all other individuals. These amounts are not indexed for inflation. For estates and trusts, the threshold is the dollar amount at which the highest income tax bracket for estates and trusts begins, which is adjusted annually for inflation. A holder’s net investment income generally will include net gains recognized from the disposition of shares of Common Stock in the Merger. A U.S. holder that is an individual, estate or trust is urged to consult its tax advisors regarding the applicability of the Medicare tax to its recognized gains in respect of any shares of Common Stock such holder disposes of in the Merger.
Information Reporting and Backup Withholding
A U.S. holder may be subject to information reporting and backup withholding at the applicable rate (currently 24%) with respect to the proceeds from the disposition of shares of Common Stock pursuant to the Merger. Certain U.S. holders are exempt from backup withholding, including corporations. A U.S. holder will not be subject to backup withholding if the U.S. holder provides a valid taxpayer identification number, which for an individual is ordinarily his or her social security number, and complies with certain certification procedures (generally, by providing a properly completed and executed IRS Form W-9) or otherwise establishes an exemption from backup withholding.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. holder may be allowed as a credit against the U.S. holder’s U.S. federal income tax liability and any overpayment may entitle the U.S. holder to a refund, if the required information is timely furnished to the IRS. Each U.S. holder should complete and sign the IRS Form W-9, which will be included with the letter of transmittal to be returned to the Paying Agent, to provide the information and certification necessary to not be subject to backup withholding, unless an exemption applies and is established in a manner satisfactory to the Paying Agent.
Non-U.S. holders
Payments in Exchange for Shares of Common Stock
Subject to the discussion below regarding the potential tax attributable to the gains described in the third bullet point below, cash payments made to a non-U.S. holder in exchange for shares of Common Stock pursuant to the Merger generally will not be subject to U.S. federal income tax on any gain realized upon the exchange of the shares of Common Stock unless:
•	the non-U.S. holder is an individual who was present in the United States for 183 days or more during the taxable year of the exchange and certain other conditions are met;
•
the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States, and, if required by an applicable income tax treaty, attributable to a permanent establishment maintained by the non-U.S. holder in the United States; or

•
the Company is or has been a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Merger or the period that the non-U.S. holder held shares of Common Stock and, if shares of Common Stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such non-U.S. holder held (actually or constructively) more than five percent of the total fair market value of all shares of the Common Stock at any time during such five-year period.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), which may be offset by U.S.-source capital losses of the non-U.S. holder (even though the individual is not considered a resident of the United States), provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
Gain described in the second bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated U.S. federal income tax rates in the same manner as if such non-U.S. holder were a U.S. holder. A non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty) on after-tax profits effectively connected with a U.S. trade or business to the extent that such after-tax profits are not reinvested in the U.S. trade or business.
Gains described in the third bullet point above may be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the second bullet point above), except that the branch profits tax will not apply. The determination of whether the Company is a USRPHC depends on the fair market value of its United States real property interests (as defined in the Code) relative to the fair market value of its other trade or business assets and its United States and foreign real property interests. Although there can be no assurances in this regard, the Company believes that it has not been a USRPHC for U.S. federal income tax purposes during the five-year period preceding the Merger. Non-U.S. holders are encouraged to consult their own tax advisors regarding the possible consequences to them if we are a USRPHC.
Non-U.S. holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Information Reporting and Backup Withholding
Payments made to non-U.S. holders in the Merger may be subject to information reporting to the IRS and backup withholding (currently at a rate of 24%). Non-U.S. holders generally may avoid information reporting and backup withholding by providing the Paying Agent with an applicable and properly executed IRS Form W-8BEN, W-8BEN-E or W-8ECI (or other substitute or successor form), as the case may be, certifying under penalties of perjury the holder’s non-U.S. status (as long as the payor or applicable withholding agent does not have actual knowledge or reason to know that the holder is a U.S. person as defined under the Code) or by otherwise establishing an exemption from backup withholding. Copies of information returns that are filed with the IRS may be made available under an applicable tax treaty or information exchange agreement to the tax authorities of the country in which the non-U.S. holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS in the appropriate manner.
Additional Withholding Considerations
Pursuant to legislation commonly known as the Foreign Account Tax Compliance Act (“FATCA”), U.S. federal withholding tax may also apply to certain types of payments made to “foreign financial institutions,” as defined under such rules, and certain other non-U.S. entities. FATCA imposes a 30% withholding tax on certain payments of U.S. source income, and (subject to the proposed Treasury Regulations discussed below), the gross proceeds from the sale or other disposition of our Common Stock, paid to a foreign financial institution unless the foreign financial institution enters into an agreement with the U.S. Treasury Department and complies with the reporting and withholding requirements thereunder or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, complies with the requirements of such agreement. In addition, FATCA imposes a 30% withholding tax on the same types of payments to a non-financial foreign entity unless the entity certifies that it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner. An applicable intergovernmental agreement regarding FATCA between the United States and a foreign jurisdiction may modify the rules discussed in this paragraph. Proposed Treasury Regulations would eliminate FATCA withholding on payments of gross proceeds. Applicable withholding agents generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued, but such Treasury Regulations are subject to change. Holders of shares of Common Stock should consult their tax advisors regarding FATCA.
This summary of the U.S. federal income tax consequences of the Merger is for general information purposes only and is not tax advice. Holders of shares of Common Stock should consult their tax advisors as to the specific tax consequences to them of the Merger, including the applicability and effect of the alternative minimum tax and the effect of any U.S. federal, state, local, foreign or other tax laws.

THE MERGER AGREEMENT
The following summary describes certain material terms and provisions of the Merger Agreement. This summary is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Appendix A and incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully and in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement. This section is not intended to provide you with any factual information about us. That information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in “Where Stockholders Can Find More Information.” Capitalized terms used in this section but not defined in this proxy statement have the meaning ascribed to such terms in the Merger Agreement.
Explanatory Note Regarding the Merger Agreement and the Summary of the Merger Agreement
The Merger Agreement and the summary of terms included in this proxy statement have been prepared to provide you with information regarding the terms of the Merger Agreement. Factual disclosures about the Company contained in this proxy statement or in the Company’s public filings with the SEC, as described in “Where Stockholders Can Find More Information,” may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement and described in this summary. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates and solely for the benefit of the parties to the Merger Agreement, and:
•
were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue, due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement instead of establishing these matters as facts;

•
have been modified or qualified by certain confidential disclosures that were made among the parties to the Merger Agreement in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself;

•	may no longer be true as of a given date;
•	may be subject to a contractual standard of materiality in a way that is different from those generally applicable to you or other stockholders and reports and documents filed with the SEC; and
•	may be subject in some cases to other exceptions and qualifications, including exceptions that do not result in, and would not reasonably be expected to have, a Company Material Adverse Effect.
Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Acquisition Sub or any of their respective affiliates or businesses. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of the Company, Parent and Acquisition Sub, because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may not have been included in this proxy statement. Accordingly, the representations, warranties, covenants and other provisions of the Merger Agreement or any description of such provisions should not be relied on as characterizations of the actual state of facts at the time they were made or as of the date of this proxy statement and should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement, as well as the disclosures in the Company’s periodic and current reports, proxy statements and other documents filed with the SEC. See “Where Stockholders Can Find More Information.”
Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws
The Merger Agreement provides for a reverse triangular merger in which Acquisition Sub will merge with and into the Company. Upon consummation of the Merger, the separate corporate existence of Acquisition Sub will cease, and the Company will continue as the surviving corporation in the Merger (the “Surviving Corporation”) and will become a wholly owned subsidiary of Parent. Each outstanding share of capital stock of Acquisition Sub will be converted into one newly and validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.
At the Effective Time, the board of directors of the Surviving Corporation will consist of the directors of Acquisition Sub immediately prior to the Effective Time or such other persons designated by Parent, and the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, in each case from and after the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
At the Effective Time, the certificate of incorporation of the Company will be amended and restated as set forth in Exhibit A to the Merger Agreement, and as so amended and restated, will be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law. In addition, the Company and the Surviving Corporation will take all necessary action such that, at the Effective Time, the bylaws of the Surviving Corporation will be the bylaws of Acquisition Sub as in effect immediately prior to the Effective Time until thereafter changed or amended as provided therein or by applicable law, except that references to the name of Acquisition Sub will be replaced by references to the name of the Company.
Closing of the Merger; Filing and Effective Time of the Merger
The Closing will take place remotely via the electronic exchange of documents and signatures on the third business day after the satisfaction or waiver of all applicable conditions to the Merger set forth in Article VI of the Merger Agreement, other than conditions that by their nature are to be satisfied at the Closing but subject to the satisfaction or waiver of those conditions at the Closing, or at such other date as Parent and the Company may mutually designate in writing. On the Closing Date, the parties will cause the Merger to be consummated under the DGCL by filing a certificate of merger with the Secretary of State of the State of Delaware. The Merger will become effective at the time the certificate of merger is duly filed with, and accepted by, the Secretary of State of the State of Delaware, or at such later time and date as the parties agree in writing and specify in the certificate of merger (the “Effective Time”).
We currently expect the Merger to be completed in late 2026 or early 2027. However, completion of the Merger is subject to the satisfaction or waiver of the conditions described under “—Conditions to the Closing of the Merger” below, beginning on page 96, including the receipt of the Company Stockholder Approval, the expiration or termination of the applicable waiting period under the HSR Act and the receipt of the Other Required Regulatory Approvals. Because the Merger is subject to these conditions, and because certain of them are outside the control of the Company and Parent, we cannot predict the exact timing of completion of the Merger, and we cannot assure you that the Merger will be completed at all. Either the Company or Parent may terminate the Merger Agreement if the Effective Time has not occurred on or before 5:00 p.m., New York City time, on June 17, 2027, provided that if, as of the third business day prior to that date, the conditions relating to the absence of legal restraints (with respect to the HSR Act or any Other Required Regulatory Approval) or to the receipt of antitrust and other regulatory approvals have not been satisfied or waived but all other conditions have been satisfied or waived or would then be satisfied if the Closing were to take place on that date, that date is automatically extended to September 15, 2027. Neither party may terminate on this basis if its own material breach has primarily caused or resulted in the failure of the Effective Time to occur by the Outside Date.
Merger Consideration
Common Stock
At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares held by the Company as treasury stock or held by Parent or Acquisition Sub (or any direct or indirect wholly owned subsidiaries of Parent or Acquisition Sub) or (ii) Dissenting Shares) will be converted automatically into the right to receive the Merger Consideration, without interest, with the aggregate amount of such payment to each holder to be rounded to the nearest cent, subject to any withholding of taxes required by applicable law. As of the Effective Time, all such shares of Common Stock will no longer be outstanding and will automatically be cancelled and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration. Each share of Common Stock held by the Company as treasury stock or held directly by Parent or Acquisition Sub (or any direct or indirect wholly owned subsidiaries of Parent or Acquisition Sub), in each case, immediately prior to the Effective Time, will be automatically cancelled and will cease to exist, and no consideration or payment will be delivered in exchange for such shares of Common Stock.
Outstanding Equity Awards and Other Awards
The Merger Agreement provides for the following treatment of Company equity awards outstanding immediately prior to the Effective Time:
Company Options
At the Effective Time, each Company Option, whether or not vested, that is outstanding immediately prior to the Effective Time will, automatically and without any required action on the part of the holder thereof or the Company, be cancelled and converted into the right to receive, without interest, an amount in cash equal to the product of (i) the total number of shares of Common Stock then underlying such Company Option multiplied by (ii) the excess, if any, of the Merger Consideration over the applicable exercise price per share of Common Stock subject to such Company Option, less applicable tax withholdings; provided, that any Company Option with an exercise price that is equal to or greater than the Merger Consideration will be cancelled for no consideration. Following the Effective Time, no Company Option will remain outstanding and each former holder of any Company Option will cease to have any rights with respect thereto, except the right to receive the applicable consideration under the Merger Agreement.
Company RSUs
At the Effective Time, each Company RSU, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will, automatically and without any required action on the part of the holder thereof or the Company, be cancelled and converted into the right to receive, without interest, an amount in cash equal to the product of (i) the total number of shares of Common Stock subject to such Company RSU immediately prior to the Effective Time multiplied by (ii) the Merger Consideration, less applicable tax withholdings.
Company PRSUs
At the Effective Time, each Company PRSU, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will, automatically and without any required action on the part of the holder thereof or the Company, be cancelled and converted into the right to receive, without interest, an amount in cash equal to the product of (i) the total number of shares of Common Stock subject to such Company PRSU immediately prior to the Effective Time, with the applicable performance metrics deemed achieved immediately prior to the Effective Time at the greater of (A) target performance and (B) actual performance as of immediately prior to the Effective Time multiplied by (ii) the Merger Consideration, less applicable tax withholdings. The Compensation Committee of the Board will determine the number of shares of Common Stock deemed to be earned under each Company PRSU at least three business days prior to the Effective Time based on actual performance through the Closing Date. Subject to the Company’s timely receipt of a duly executed election and waiver agreement from each Company PRSU Holder, such Company PRSU Holder will be entitled to elect to have such Company PRSUs either (x) paid at the Closing based on target performance, subject to the terms of the Merger Agreement, or (y) paid following the Closing, after actual performance has been finally determined, based on such actual performance and otherwise subject to the terms of the Merger Agreement.
Payment of Company Options, Company RSUs and Company PRSUs
Payments in respect of Company Options, Company RSUs and Company PRSUs will be made through the applicable payroll system, less required tax withholdings, as promptly as practicable and no later than the first regularly scheduled payroll date of the Surviving Corporation that is at least three business days after the Effective Time, except that payment may be made at another time consistent with the applicable Company RSU or Company PRSU terms to avoid additional income tax under Section 409A of the Code. Prior to the Effective Time, the Board or an authorized committee will adopt resolutions and take other reasonably necessary and reasonably appropriate actions to give effect to the foregoing treatment of equity awards, including obtaining any necessary consents and making any amendments to the applicable equity incentive plans and award agreements, and the Company will provide Parent with drafts of related notices, resolutions, consents and other written actions at least three business days before the Effective Time for Parent’s reasonable review and comment.

Adjustments
In the event that, between September 17, 2026, the date of the Merger Agreement, and the Effective Time, any change in the outstanding shares of Common Stock occurs as a result of any stock split, reverse stock split, stock dividend (including any dividend or distribution of equity interests of the Company convertible into or exchangeable for shares of Common Stock), recapitalization, reclassification, combination, exchange of shares or other similar event, should such action be authorized and permitted in accordance with the Merger Agreement, the Merger Consideration will be equitably adjusted to reflect such event and to provide to holders of Common Stock, Company Options, Company RSUs and Company PRSUs the same economic effect as contemplated by the Merger Agreement prior to such event.
Dissenting Shares
Shares of Common Stock that are held by stockholders who are entitled to and who properly demand statutory appraisal rights under Section 262 of the DGCL, which we refer to as “Dissenting Shares,” will not be converted into the right to receive the Merger Consideration. At the Effective Time, all Dissenting Shares will no longer be outstanding and will automatically be cancelled and will cease to exist, and the holders thereof will cease to have any rights with respect thereto, except the rights set forth in Section 262 of the DGCL. If any stockholder fails to perfect or otherwise waives, withdraws or loses such stockholder’s right to appraisal under the DGCL or other applicable law, the Dissenting Shares held by such stockholder will be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration, without interest and subject to any withholding of taxes required by applicable law.
The Company will give Parent prompt notice (and in any event within 48 hours) of any demands received by the Company for appraisal of shares, withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by the Company relating to rights to be paid the fair value of Dissenting Shares, and Parent will have the right to participate in and direct all negotiations, proceedings and settlements with respect to such demands. Prior to the Effective Time, the Company will not, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle or compromise, any such demands, or agree to do any of the foregoing.
For additional information regarding appraisal rights, see “Appraisal Rights” beginning on page 107 and Appendix D to this proxy statement.
Exchange and Payment Procedures
At or prior to the Effective Time, Parent will designate a reputable bank or trust company, the identity and terms of designation and appointment of which will be reasonably acceptable to the Company, to act as the Paying Agent for purposes of effecting payment of the Merger Consideration. Parent will cause to be paid the fees and expenses of the Paying Agent. At the Closing and substantially concurrently with the Effective Time, Parent will cause to be deposited with the Paying Agent the aggregate Merger Consideration to which holders of shares of Common Stock (other than Cancelled Shares and Dissenting Shares) will be entitled at the Effective Time.
As soon as practicable after the Effective Time (and in no event later than three business days thereafter), the Surviving Corporation will cause the Paying Agent to mail to each holder of record of shares of Common Stock represented by certificates (i) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates to the Paying Agent, and (ii) instructions for effecting the surrender of certificates (or affidavits of loss in lieu thereof) in exchange for payment of the Merger Consideration.
Each registered holder of Book-Entry Shares will automatically, upon the Effective Time, be entitled to receive the Merger Consideration, less any required tax withholdings, and Parent will cause payment of the Merger Consideration in respect of Book-Entry Shares to be made to the person in whose name such Book-Entry Shares are registered promptly following the Effective Time (and in no event more than three business days thereafter), without any action on the part of such person.
At the Effective Time, the stock transfer books of the Company will be closed, and thereafter there will be no further registration of transfers of shares of Common Stock that were outstanding immediately prior to the Effective Time on the records of the Company.
Any portion of the aggregate Merger Consideration deposited with the Paying Agent (including any interest received with respect thereto) that remains unclaimed by holders of certificates or Book-Entry Shares on the first anniversary of the Effective Time will be returned to the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, upon demand, and any holder who has not theretofore complied with the exchange procedures set forth in the Merger Agreement will thereafter look only to the Surviving Corporation for the applicable Merger Consideration, without interest and subject to any required withholding of taxes and to abandoned property, escheat or similar laws. Any portion of the Merger Consideration remaining unclaimed immediately prior to the earlier of (i) the date five years from the Closing Date and (ii) such time as such amounts would otherwise escheat to, or become the property of, any governmental entity will, to the extent permitted by applicable law, become the property of the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, free and clear of any claim or interest of any person previously entitled thereto.
If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or the Paying Agent, the posting by such person of a bond in such reasonable amount as the Surviving Corporation or the Paying Agent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay to such person the applicable Merger Consideration.
Representations and Warranties
Company Representations and Warranties
In the Merger Agreement, the Company has made customary representations and warranties to Parent and Acquisition Sub that are subject, in some cases, to specified exceptions and qualifications contained in (i) the Merger Agreement, (ii) the Company disclosure letter (the “Company Disclosure Letter”), or (iii) the Company’s filings with the SEC between January 1, 2024 and the date that is two business days before the date of the Merger Agreement, excluding information other than statements of fact in the “Risk Factors,” “Summary of Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and “Quantitative and Qualitative Disclosures About Market Risk” sections and other predictive, cautionary or forward-looking disclosures. The Company’s representations and warranties under the Merger Agreement relate to, among other things:
•	corporate organization, valid existence, good standing and corporate power, and the Company’s organizational documents;
•	capitalization, including outstanding equity awards and the absence of a stockholder rights plan;
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the authority of the Company to enter into the Merger Agreement and to consummate the Merger, the enforceability of the Merger Agreement against the Company, the inapplicability of Section 203 of the DGCL and other takeover laws, and the required stockholder vote;

•	the absence of conflicts with organizational documents, applicable laws or contracts, and required governmental consents and filings;
•	SEC filings, financial statements, internal controls and disclosure controls, the absence of undisclosed liabilities, and the absence of off-balance-sheet arrangements;
•	the absence of certain changes or events since December 31, 2025, including the absence of a Company Material Adverse Effect;
•	the accuracy of information supplied by the Company for inclusion in this proxy statement;
•	legal proceedings and orders;
•	compliance with laws, including anti-corruption, sanctions and anti-money-laundering laws;
•	permits;
•	employee benefit plans;
•	employee and labor matters;
•	environmental matters;
•	real property and title to assets;
•	tax matters;
•	material contracts;

•	intellectual property and information technology systems;
•	broker’s fees;
•
receipt by the Board of an opinion of Baird to the effect that, as of the date thereof and based upon and subject to the factors and assumptions set forth in such opinion, the Merger Consideration to be received by the holders of Common Stock (other than the Excluded Holders) pursuant to and in accordance with the Merger Agreement is fair from a financial point of view to such holders;

•	insurance;
•	government contracts;
•	indebtedness;
•	material customers and suppliers; and
•	the absence of any other representations or warranties.
In addition, many of the Company’s representations and warranties are qualified by knowledge or by a materiality or a “Company Material Adverse Effect” standard. For purposes of the Merger Agreement, “Company Material Adverse Effect” means any change, event, effect, occurrence, state of facts or development (an “Effect”) that, individually or in the aggregate, taken alone or together with any other related or unrelated changes, effects, events, occurrences, states of facts or developments, (i) has, or would reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) prevents or materially impairs or delays the consummation of the Merger or performance by the Company of any of its material obligations under the Merger Agreement.
However, solely with respect to clause (i) above, Effects arising out of, resulting from or attributable to the following will not constitute or be deemed to contribute to a Company Material Adverse Effect, and will not otherwise be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur:
•	changes or proposed changes in applicable laws, U.S. Generally Accepted Accounting Principles (“GAAP”) or the binding interpretation or enforcement thereof after the date of the Merger Agreement;
•
changes in general economic, business, political or regulatory conditions, or changes in securities, credit or other financial markets, including interest rates or exchange rates, in the United States or globally, or changes generally affecting the industries (including seasonal fluctuations) in which the Company or its subsidiaries operate in the United States or other regions where the Company and its subsidiaries operate;

•
changes in global or national political conditions (including the outbreak or escalation of war (whether or not declared), civil unrest, military action, sabotage or acts of terrorism), force majeure, calamities, changes due to natural disasters or changes in the weather or changes due to the outbreak or worsening of an epidemic, pandemic or other health crisis;

•
any action taken to the extent expressly required by the Merger Agreement (other than the requirement for the Company to conduct its operations only in the ordinary course of business in a manner consistent with past practice), provided that this carve-out does not apply in the context of a representation or warranty that specifically addresses the consequences of the execution and delivery of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement;

•
the negotiation, announcement, pendency or consummation of the Merger Agreement and the Merger, including the impact thereof on the relationship of the Company or any of its subsidiaries, contractual or otherwise, with its customers, suppliers, distributors, vendors, lenders, employees or partners (other than any action or omission in violation of the Company’s obligations under the Merger Agreement), provided that this carve-out does not apply in the context of a representation or warranty that specifically addresses the consequences of the execution and delivery of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement;

•	any proceeding relating to the Merger Agreement or the transactions contemplated thereby brought by any stockholders of the Company;

•	changes in the trading price or trading volume of shares of Common Stock or any suspension of trading (provided that the underlying cause of such changes may be taken into account);
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the availability or cost of equity, debt or other financing to Parent or Acquisition Sub for the transactions contemplated by the Merger Agreement (provided that the underlying cause of such changes may be taken into account);

•
any failure by the Company or any of its subsidiaries to meet any revenue, earnings or other financial projections or forecasts (provided that the underlying cause of such changes may be taken into account);

Effects described in the first three bullets above will be taken into account to the extent such Effect has a materially disproportionate impact on the Company and its subsidiaries, taken as a whole, relative to other companies operating in the same industries.
Parent and Acquisition Sub Representations and Warranties
Parent’s and Acquisition Sub’s representations and warranties under the Merger Agreement relate to, among other things:
•	corporate organization, valid existence, good standing and corporate power;
•	the authority of Parent and Acquisition Sub to enter into the Merger Agreement and to consummate the Merger, and the enforceability of the Merger Agreement against Parent and Acquisition Sub;
•	the absence of conflicts with organizational documents, applicable laws or contracts, and required governmental consents and filings;
•	litigation matters;
•	the Debt Commitment Letter and the Equity Commitment Letter and the sufficiency of the proceeds thereof;
•	the Limited Guarantee;
•	the accuracy of information supplied by Parent or Acquisition Sub for inclusion in this proxy statement;
•	beneficial ownership of Common Stock;
•	the solvency of the Surviving Corporation, subject to certain assumptions;
•	the ownership of Parent and Acquisition Sub;
•
the absence of agreements with any stockholder, director or officer of the Company relating to the Merger Agreement, the transactions contemplated thereby or the Surviving Corporation following the Effective Time;

•	brokers;
•	foreign ownership, control and influence; and
•	the absence of any other representations and warranties, and non-reliance.
In addition, certain of Parent’s and Acquisition Sub’s representations and warranties are qualified by knowledge or by a materiality or a “Parent Material Adverse Effect” standard. For purposes of the Merger Agreement, “Parent Material Adverse Effect” means any change, event, development, condition, occurrence or effect that prevents or materially impairs or delays the ability of Parent or Acquisition Sub to consummate the Merger and the other transactions contemplated by the Merger Agreement.
None of the representations, warranties or covenants in the Merger Agreement or in any instrument delivered pursuant to the Merger Agreement will survive the Effective Time, except that any covenant or agreement of the parties that by its terms contemplates performance after the Effective Time will survive to the extent expressly provided for in the Merger Agreement.

Conduct of Business Pending the Merger
Certain covenants in the Merger Agreement restrict the conduct of the business of the Company and its subsidiaries between the date of the Merger Agreement and the earlier of the Effective Time and the termination of the Merger Agreement. Except (i) as set forth in the Company Disclosure Letter, (ii) as required by applicable law, (iii) as expressly required by the Merger Agreement, or (iv) with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), the Company will, and will cause each of its subsidiaries to:
•	conduct its operations only in the ordinary course of business in a manner consistent with past practice;
•
use its reasonable best efforts to keep available the services of the current officers, employees and consultants of the Company and each of its subsidiaries and to preserve the goodwill and current relationships of the Company and each of its subsidiaries with customers, suppliers and other persons with which the Company or any of its subsidiaries has business relations; and

•	pay its debts in the ordinary course of business in a manner consistent with past practice and uncontested taxes when due.
In addition, except as set forth in the Company Disclosure Letter or as otherwise expressly required by the Merger Agreement, the Company will not, and will not permit any of its subsidiaries to, between the date of the Merger Agreement and the earlier of the Effective Time and the termination of the Merger Agreement, directly or indirectly, take any of the following actions without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed):
•	amend its certificate of incorporation or bylaws or equivalent organizational documents, including any certificate of designation of any class or series of preferred stock or any similar instrument;
•
issue, sell, pledge, dispose of, grant, transfer or encumber any shares of capital stock of, or other equity interests in, the Company or any of its subsidiaries of any class, or securities convertible into, or exchangeable or exercisable for, any such shares or equity interests, or any options, warrants or other rights of any kind to acquire any such shares, equity interests or convertible or exchangeable securities, other than the issuance of shares of Common Stock upon the exercise of Company Options or settlement of Company RSUs or Company PRSUs outstanding as of the date of the Merger Agreement in accordance with their terms as in effect on such date;

•
sell, pledge, dispose of, transfer, lease, license, guarantee or encumber any property or assets (other than intellectual property), including any product, product segment or business unit, except (i) pursuant to existing contracts set forth in the Company Disclosure Letter, (ii) the sale, purchase or non-exclusive license of inventory, property and goods or the provision of services, in the ordinary course of business consistent with past practice, (iii) obsolete or worn out equipment in the ordinary course of business in a manner consistent with past practice, or (iv) property or assets not deemed by the Company to be material to the business and having a value less than $2.5 million individually or $5.0 million in the aggregate;

•
sell, assign, pledge, transfer, license, abandon, lease, encumber, permit to lapse or otherwise dispose of any Company material intellectual property, except for non-exclusive licenses in the ordinary course of business consistent with past practice, or disclose any of its material trade secrets to a third party other than pursuant to a confidentiality agreement;

•
declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock or other equity interests, except for dividends paid by a wholly owned subsidiary of the Company to the Company or another wholly owned subsidiary of the Company in the ordinary course of business consistent with past practice;

•
reclassify, combine, split, subdivide or amend the terms of, or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other equity interests, except with respect to any wholly owned subsidiary of the Company or pursuant to the terms of Company Options, Company RSUs or Company PRSUs outstanding as of the date of the Merger Agreement in accordance with their terms;

•
merge, amalgamate or consolidate the Company or any of its subsidiaries with any person, or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries;

•
acquire (including by merger, amalgamation, consolidation or acquisition of stock or assets) any person or assets, other than (i) acquisitions of inventory, raw materials and other property in the ordinary course of business consistent with past practice or (ii) acquisitions for which the aggregate consideration payable by the Company does not exceed $2.5 million individually or $10 million in the aggregate (each such permitted acquisition, a “Permitted Acquisition”), provided that a description of the material terms of such Permitted Acquisition, in reasonable detail, has been made available to Parent prior to the earlier of entry therein and consummation thereof;

•
incur any indebtedness for borrowed money or issue any debt securities, or assume, guarantee or endorse, or otherwise as an accommodation become responsible for (whether directly, contingently or otherwise), the obligations of any person (other than a wholly owned subsidiary of the Company) for borrowed money, except for revolving credit borrowings under the Credit Facilities (as in effect on the date of the Merger Agreement) for working capital purposes or equipment leases for purchase money equipment financing, in each case in the ordinary course of business and consistent with past practice;

•	make any loans, advances or capital contributions to, or investments in, any other person (other than any wholly owned subsidiary of the Company) in excess of $1.0 million in the aggregate;
•
except to secure indebtedness and other obligations under the Credit Facilities (as in effect on the date of the Merger Agreement) or equipment leases for purchase money equipment financing in the ordinary course of business and consistent with past practice, create or incur any lien on any material assets of the Company or its subsidiaries;

•
make any loans or advances to, guarantees for the benefit of, or enter into any other material transaction with any director, officer, employee or individual independent contractor of the Company or its subsidiaries, other than advances for business, travel-related, relocation or other similar expenses in accordance with any currently existing Company policy in the ordinary course of business and consistent with past practice;

•
terminate, cancel or renew, or agree to any material amendment to or waiver or release under, any Company material contract or any material government contract, or enter into or amend any contract that, if existing on the date of the Merger Agreement, would be a Company material contract or a material government contract, in each case other than renewals in the ordinary course of business consistent with past practice and terminations solely as a result of any such contract expiring in accordance with its terms;

•
make any capital expenditure or series of related capital expenditures in excess of the Company’s capital expenditure budget agreed with Parent, other than capital expenditures or series of related capital expenditures that are not individually in excess of $1.5 million or in the aggregate in excess of $5.0 million;

•
except as provided by the terms of the Merger Agreement, as required pursuant to the terms of any Company benefit plan in effect as of the date of the Merger Agreement, or as otherwise required by applicable law, (i) grant or provide any severance or termination payments or benefits to any current or former director, officer, employee or individual independent contractor of the Company or its subsidiaries, (ii) increase the compensation or benefits payable to any current or former director, officer, employee or individual independent contractor of the Company or its subsidiaries, (iii) establish, adopt, amend or terminate any Company benefit plan, (iv) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any Company benefit plan (including with respect to Company Options, Company PRSUs and Company RSUs) or otherwise, (v) announce or grant any new compensation or benefits, or amend or modify the terms of any outstanding awards (including any Company Options, Company PRSUs or Company RSUs), (vi) hire, engage, terminate (other than for cause), furlough or temporarily lay off any director, officer, employee or individual independent contractor, (vii) hire, terminate (other than for cause), furlough or temporarily lay off any Executive Officer, or (viii) communicate with any current or former officers, directors, employees or individual independent contractors of the Company or any of its subsidiaries with respect to the compensation, benefits or other treatment they will receive following the Effective Time, except for communications approved by Parent in advance and communications consistent with those already made by Parent;

•	institute any reductions in force or layoffs that would reasonably be expected to trigger notice obligations under the Worker Adjustment and Retraining Notification Act of 1988;
•	negotiate, enter into, amend or extend any collective bargaining agreement, except as required by law after providing prior written notice to Parent;
•	make any change in accounting policies, practices, principles, methods or procedures, other than as required by GAAP or by a governmental entity;
•
compromise, settle or agree to settle any proceeding, other than compromises, settlements or agreements in the ordinary course of business consistent with past practice that involve only the payment of monetary damages not in excess of $1.5 million individually or $5.0 million in the aggregate, in any case without the imposition of equitable relief on, or the admission of wrongdoing by, the Company or any of its subsidiaries;

•
take specified actions with respect to taxes, including making, changing or revoking any material tax election, electing or changing any material method of tax accounting or tax accounting period, filing any amended tax return with respect to material taxes, agreeing to any extension of the statute of limitations in respect of any material tax claim or assessment, surrendering any right to claim a material tax refund, preparing any income or other material tax return in a manner materially inconsistent with past practice, initiating, settling or compromising any material tax dispute, audit, investigation, proceeding, claim, assessment or liability, requesting any ruling or similar guidance with respect to taxes, incurring any material taxes outside the ordinary course of business, or entering into any contractual obligation in respect of income or other material taxes with any governmental entity;

•
cancel or fail to renew (upon expiration, on substantially the same terms as in effect on the date of the Merger Agreement), or fail to maintain compliance with the terms of, any material insurance policy of the Company or any of its subsidiaries;

•	enter into a new line of business;
•
except as permitted by the compensation-related covenant described above, enter into any contract that both (i) would be a Company material contract if entered into prior to the date of the Merger Agreement and (ii) contains a change in control or similar provision that would trigger a consent right in favor of the counterparty in connection with the Merger; or

•	authorize or enter into any contract or otherwise make any commitment to do any of the foregoing.
Nothing in the Merger Agreement gives Parent or Acquisition Sub, directly or indirectly, the right to control or direct the operations of the Company prior to the consummation of the Merger, and, prior to the Effective Time, the Company will exercise, consistent with the terms and conditions of the Merger Agreement, complete unilateral control and supervision over its business operations.
Go-Shop Period
During the Go-Shop Period, which began on the date of the Merger Agreement and will continue until 11:59 p.m., Eastern Time, on the date that is 40 calendar days after the date of the Merger Agreement, the Company and its subsidiaries and their respective representatives have the right to:
•
solicit, initiate, facilitate and encourage any inquiry, proposal or offer that constitutes or is reasonably expected to lead to an Acquisition Proposal, including by way of providing access to non-public information to any person pursuant to an acceptable confidentiality agreement (provided that the Company is required to make available to Parent, promptly and in any event within 24 hours, any non-public information concerning the Company or its subsidiaries provided to any such person that was not previously made available to Parent);

•
engage in, continue, enter into and otherwise participate in any discussion or negotiation with any person with respect to any inquiry, proposal or offer that constitutes or is reasonably expected to lead to an Acquisition Proposal; and

•
otherwise cooperate with, assist, participate in and facilitate any such inquiry, proposal, offer, discussion or negotiation and any effort or attempt to make any Acquisition Proposal, including through the waiver or release by the Company, in its sole discretion, of any standstill or similar agreement with any person.

The Go-Shop Period will expire at 11:59 p.m., Eastern Time, on October 27, 2026. In addition, from and after the No-Shop Start Date, the Company is required to promptly cease and terminate any discussions or negotiations with any third party that may be ongoing with respect to, or that may reasonably be expected to lead to, any Acquisition Proposal; to promptly request that any such third party return or destroy all confidential information furnished by or on behalf of the Company and its subsidiaries; and to terminate such third party’s access to any data room maintained by or on behalf of the Company and its subsidiaries.
Following the expiration of the Go-Shop Period, the Company will become subject to the restrictions described under “—No Solicitation of Other Offers; Change of Recommendation” below.
No Solicitation of Other Offers; Change of Recommendation
No-Shop Restrictions
From and after the No-Shop Start Date, or, if earlier, until termination of the Merger Agreement, the Company, its subsidiaries and their respective representatives will be subject to customary non-solicitation restrictions, including the obligation not to (i) initiate, solicit, knowingly facilitate or knowingly encourage the submission of any Acquisition Proposal, (ii) engage in, continue or otherwise participate in discussions or negotiations that could reasonably be expected to lead to an Acquisition Proposal, other than to state that the restriction prohibits such discussions, (iii) provide any non-public information to any person in connection with an Acquisition Proposal, (iv) waive, terminate, modify, fail to enforce or release any person (other than Parent, Acquisition Sub and their respective affiliates and representatives) under any “standstill” or similar agreement or obligation, or exempt any person (other than Parent, Acquisition Sub and their respective affiliates and representatives) from the restrictions under any Takeover Laws, (v) enter into any acquisition agreement with respect to any Acquisition Proposal, or (vi) formally propose, resolve or agree to do any of the foregoing, in each case, subject to the exceptions described below. Any breach of these restrictions by a representative or affiliate of the Company or any of its subsidiaries will be deemed a breach by the Company.
Fiduciary Exception to No-Shop
Notwithstanding the foregoing, at any time after the date of the Merger Agreement and before receipt of the Company Stockholder Approval, the Company may respond to and engage with a third party that makes a bona fide written Acquisition Proposal that was not solicited in violation of the No-Shop Restrictions of the Merger Agreement, if the Board determines in good faith (after consultation with its outside legal counsel and financial advisor) that such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and (after consultation with its outside legal counsel) that the failure to take such action would be inconsistent with the Board’s fiduciary duties under applicable law, subject to providing prior written notice of its decision to take such action to Parent at least 24 hours prior to taking such action (which notice must include a reasonably detailed description of the third party, its Acquisition Proposal and the information the Company intends to provide).
In such circumstances, and subject to entering into an acceptable confidentiality agreement, the Company may furnish non-public information to, and engage in discussions and negotiations with, such person. The Company is required to provide to Parent, within 24 hours, a copy of any written Acquisition Proposal received and written notice of any oral Acquisition Proposal received, including the identity of the person making the proposal and the material terms thereof. The Company must keep Parent reasonably informed of the status and material terms of any Acquisition Proposals and any material developments with respect thereto.
Restrictions on a Change of Board Recommendation
Except as expressly permitted by the Merger Agreement, from and after the date of the Merger Agreement until the earlier of receipt of the Company Stockholder Approval and the termination of the Merger Agreement, neither the Board nor any committee thereof may:
•	adopt, approve or recommend, or publicly propose to adopt, approve or recommend, any Acquisition Proposal or any offer or proposal that would reasonably be expected to lead to an Acquisition Proposal;
•	withdraw, change or qualify, or propose to publicly withdraw, qualify or modify, in a manner adverse to Parent or Acquisition Sub, the Board Recommendation;
•
approve or cause the Company to enter into any merger agreement, letter of intent or other agreement relating to any Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal (other than an acceptable confidentiality agreement);

•
fail to include the Board Recommendation in this proxy statement, or fail to publicly reaffirm the Board Recommendation within five business days after Parent reasonably requests in writing (which request may be made not more than once per Acquisition Proposal or material change to an Acquisition Proposal);

•	fail to publicly recommend against any tender offer or exchange offer for the equity securities of the Company; or
•	formally resolve or agree to do, or publicly propose to do, any of the foregoing.
Notification Obligations
From and after the date of the Merger Agreement, the Company will promptly (and in any event within 24 hours) notify Parent in the event that the Company receives any Acquisition Proposal or any indication of interest or inquiry that could reasonably be expected to lead to an Acquisition Proposal. The Company will notify Parent promptly (and in any event within 24 hours) of a summary of the material terms of the Acquisition Proposal, including the identity of the person who submitted it and all pricing and financing information and material conditions, and will provide unredacted copies of all written materials provided to or by the Company or its representatives in connection therewith. The Company will also promptly (and in any event within 24 hours after such determination) advise Parent if the Company determines to begin providing information or to engage in discussions or negotiations concerning an Acquisition Proposal, and will thereafter keep Parent reasonably informed on a current basis (and in any event within 24 hours) of the status and material terms of any such proposals and any material changes to the status of any such discussions or negotiations, and will provide to Parent as soon as practicable after receipt or delivery thereof unredacted copies of all transaction documents, financing documents and copies of any other documents (including any drafts or summaries) evidencing or specifying the terms or conditions of such Acquisition Proposal or related discussions.
Superior Proposals
Notwithstanding the No-Shop Restrictions, if the Company has received after the date of the Merger Agreement a bona fide written Acquisition Proposal that the Board determines in good faith, after consultation with its financial advisor and outside counsel, constitutes a Superior Proposal, and such Acquisition Proposal did not result from a breach (or deemed breach) of the No-Shop Restrictions, the Board may, at any time prior to receipt of the Company Stockholder Approval, (i) effect a Change of Board Recommendation with respect to such Superior Proposal or (ii) terminate the Merger Agreement in order to enter into a definitive agreement providing for such Superior Proposal, in each case only if the Board determines in good faith, after consultation with its outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties to the stockholders of the Company, and subject to the requirements described below.
Neither the Board nor any committee thereof may effect such a Change of Board Recommendation or terminate the Merger Agreement unless the Company has provided to Parent at least four business days’ prior written notice (the “Notice Period”) of the Company’s intention to take such action. Such notice must include an unredacted copy of the Superior Proposal and all related documentation (including the definitive transaction agreement, and related schedules and exhibits, to be entered into by the Company in respect of such Superior Proposal and, if applicable and to the extent received by the Company, all financing documentation and Commitment Letters), and must specify the basis for such Change of Board Recommendation or termination and the identity of the third parties making such proposal. In addition:
•
during the Notice Period, if requested by Parent, the Company must have, and must have caused its legal and financial advisors to have, engaged in good faith negotiations with Parent regarding any adjustment or amendment to the Merger Agreement or the Commitment Letters proposed in writing by Parent and intended to cause the relevant Acquisition Proposal to no longer constitute a Superior Proposal, and must have permitted Parent and its representatives to make a presentation to the Board relating to such proposed adjustments and amendments; and

•
the Board must have considered in good faith any adjustments or proposed amendments to the Merger Agreement or the Commitment Letters (including a change to the price terms thereof) and the other agreements contemplated thereby that may be offered in writing by Parent (the “Proposed Changed Terms”) no later than 11:59 p.m., New York City time, on the last day of the Notice Period, and must have determined in good faith, after consultation with its financial advisors and outside counsel, that, notwithstanding such Proposed Changed Terms, the Superior Proposal continues to constitute a Superior Proposal and, after consultation with its outside counsel, that the failure to take such action continues to be inconsistent with its fiduciary duties to the stockholders of the Company if such Proposed Changed Terms were to be given effect.
In the event of any revisions to such Superior Proposal offered by the party making such Superior Proposal with respect to any change in purchase price or any other material revision, the Company must deliver a new written notice to Parent and must again comply with the foregoing requirements with respect to such new written notice, except that the Notice Period will be two business days with respect to any such new written notice.
The Company may not terminate the Merger Agreement to enter into a definitive agreement providing for a Superior Proposal unless it pays the Company Termination Fee prior to or concurrently with, and as a condition of, such termination. See “—Termination—Termination Fees and Expense Reimbursement” below.
Intervening Events
Notwithstanding the restrictions described above, the Board may, at any time prior to receipt of the Company Stockholder Approval, effect a Change of Board Recommendation if (i) the Board determines in good faith, after consultation with its financial advisor and outside counsel, that an Intervening Event has occurred and is continuing and (ii) the Board determines in good faith, after consultation with outside counsel, that the failure to effect a Change of Board Recommendation in response to such Intervening Event would be inconsistent with its fiduciary duties to the stockholders of the Company. However, such Change of Board Recommendation may not occur until after the fourth business day following Parent’s receipt of written notice from the Company advising Parent of the material information and facts relating to such Intervening Event and stating that the Company intends to make a Change of Board Recommendation, and provided that (A) during such four-business-day period the Company has negotiated in good faith with Parent, to the extent Parent wishes to negotiate, to make such adjustments to the terms and conditions of the Merger Agreement or the Commitment Letters as would enable the Board to proceed with the Board Recommendation, and (B) at the end of such four-business-day period the Board maintains the determination described in clause (ii) above (after taking into account any adjustments offered in writing by Parent to the material terms and conditions of the Merger Agreement or the Commitment Letters).
The Board’s right to effect a Change of Board Recommendation in response to an Intervening Event does not give the Company a right to terminate the Merger Agreement. If the Board effects a Change of Board Recommendation in response to an Intervening Event, Parent would have the right to terminate the Merger Agreement, and the Company would be required to pay the Company Termination Fee. See “—Termination” for more information on the Board’s ability to effect a Change of Board Recommendation and “—Termination—Termination Fees and Expense Reimbursement—Company Termination Fee” for more information on the Company Termination Fee beginning on pages 97 and 98, respectively.
Permitted Disclosures
Nothing in the no-solicitation provisions of the Merger Agreement prohibits the Board from disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) or Rule 14d-9 under the Exchange Act or Item 1012(a) of Regulation M-A, provided that the Company may only make any such disclosure that constitutes a Change of Board Recommendation in compliance with the provisions described above under “—Superior Proposals” or “—Intervening Events,” as applicable. The issuance by the Company or the Board of a “stop, look and listen” statement pending disclosure of its position, as contemplated by Rules 14d-9 and 14e-2(a) under the Exchange Act, will not constitute a Change of Board Recommendation.
Certain Definitions
For purposes of this proxy statement:
“Acquisition Proposal” means any offer, inquiry, indication of interest or proposal from a third party concerning, whether in a single transaction or a series of transactions, (A) a merger, consolidation or other business combination transaction or series of related transactions involving the Company that, if consummated, would result in (x) any person or group (as defined under Section 13 of the Exchange Act) becoming the beneficial owner of 20% or more of the outstanding shares of Common Stock or voting power of the resulting direct or indirect parent of the Company or the surviving entity in such transaction, or (y) the stockholders of the Company immediately preceding such transaction holding less than 80% of the shares of Common Stock or voting interests in the direct or indirect parent of the Company or the surviving entity in such transaction; (B) any direct or indirect sale, lease, purchase or other disposition, by merger, consolidation, business combination, share exchange, joint venture, recapitalization, spin-off or otherwise, of assets of the Company (including equity interests of any subsidiary of the Company) or its subsidiaries representing 20% or more of the consolidated assets, based on their fair market value as determined in good faith by the Board, or net revenue of the Company and its subsidiaries; (C) any issuance by the Company to, or any acquisition by, any person or group resulting in, or any proposal, offer, inquiry or indication of interest that if consummated would result in, any person or group becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, any class of equity securities or voting interests of the Company representing 20% or more of the voting power or shares of Common Stock; (D) any tender offer or exchange offer that if consummated would result in any person or group beneficially owning 20% or more of the outstanding shares of Common Stock or voting interests of the Company; or (E) any combination of the foregoing (in each case, other than the Merger).
“Intervening Event” means any event, change, effect, development, state of facts, condition or occurrence that is material to the Company and its subsidiaries (I) that first occurs after the date of the Merger Agreement and that (a) is neither known to, nor reasonably foreseeable by, the Board as of or prior to the date of the Merger Agreement and (b) becomes known to or by the Board prior to receipt of the Company Stockholder Approval; and (II) that does not involve or relate to (a) an Acquisition Proposal, any inquiries, proposals or offers that constitute, or would reasonably be expected to lead to, an Acquisition Proposal, or any business combination or acquisition opportunity, (b) any Effect resulting from a breach of the Merger Agreement by the Company, (c) changes in the trading price or trading volume of shares of Common Stock (provided that the underlying cause of such changes may be taken into account in determining whether an Intervening Event has occurred), (d) any overachievement by the Company or any of its subsidiaries with respect to any revenue, earnings or other financial projections or forecasts (provided that the underlying cause of such overachievement may be taken into account in determining whether an Intervening Event has occurred), or (e) any development or change in the industries in which the Company and its subsidiaries operate as a whole that has not had, or would not reasonably be expected to have, a disproportionate effect on the Company.
“Superior Proposal” means a bona fide written Acquisition Proposal (except that the references in the definition of Acquisition Proposal to “20%” and “80%” will be replaced by “50.1%”) that did not result from a breach by the Company of the no-solicitation provisions of the Merger Agreement, and that the Board determines in good faith, after consultation with its financial advisor and outside counsel, taking into account such factors as the Board considers in good faith to be appropriate (including, among other things, if appropriate, the identity of the third party making such Acquisition Proposal, the ability of such third party to consummate the transaction, all financial, regulatory, legal and other aspects of such proposal, including the confidentiality, the source and certainty of financing, the expected timing and likelihood of consummation of such proposal, and the nature and extent of regulatory approvals required and the risk of non-consummation), is reasonably likely to be consummated in accordance with its terms and, if consummated, would be more favorable from a financial point of view to the Company’s stockholders than the Merger (taking into account any proposed changes with respect to such Superior Proposal and the Proposed Changed Terms).
Stockholder Meeting; Proxy Statement
The Company has agreed to establish a record date for, call, give notice of, convene and hold the Special Meeting as promptly as practicable following the date of the Merger Agreement, and in any event within 30 calendar days following the date on which the Company is informed that the SEC does not intend to review the proxy statement or has no further comments thereon, solely for the purpose of voting upon the adoption of the Merger Agreement in accordance with the DGCL. Once established, the Company may not change the Record Date for the Special Meeting without Parent’s prior written consent (not to be unreasonably withheld, delayed or conditioned).
The Company has also agreed to prepare and file this proxy statement with the SEC as promptly as reasonably practicable after the execution of the Merger Agreement, and in any event within 25 days after the date of the Merger Agreement, subject to extension by mutual agreement of Parent and the Company. The Company must provide Parent, Acquisition Sub and their counsel a reasonable opportunity to review and comment on this proxy statement and any amendments or supplements before filing, and may not file, disseminate or mail this proxy statement or any amendment or supplement without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed). The Company must provide Parent with any comments received from the SEC within 24 hours of receipt, must give Parent a reasonable opportunity to participate in formulating any response, and may not submit any response to SEC comments without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed). The Company has also agreed to use reasonable best efforts to conduct a “broker search” in accordance with Rule 14a-13 under the Exchange Act promptly following the date of the Merger Agreement.
The Company must use reasonable best efforts to cause this proxy statement to be disseminated to the Company’s stockholders as promptly as practicable following the filing thereof with the SEC and, in any event, no later than the earlier of (i) the fifth business day following confirmation from the SEC that it will not comment on, or has no additional comments on, this proxy statement and (ii) the tenth calendar day following the filing of this proxy statement with the SEC if the Company has not received comments from the SEC by that date.
Nothing in the Merger Agreement prevents the Company from postponing or adjourning the Special Meeting (i) if there are holders of an insufficient number of shares of Common Stock present or represented by proxy at the Special Meeting to constitute a quorum, provided that the Company may not postpone or adjourn the Special Meeting more than two times on that basis without Parent’s prior written consent, or (ii) if the Company is required to postpone or adjourn the Special Meeting by applicable law or order or by a request from the SEC or its staff. In addition, the Company is required to adjourn or postpone the Special Meeting if requested by Parent in writing at any time up to three business days prior to the date of the Special Meeting, if Parent reasonably believes such adjournment or postponement is necessary to allow sufficient time to solicit additional proxies in favor of the adoption of the Merger Agreement. Without Parent’s prior written consent, the Special Meeting may not be postponed or adjourned by more than ten business days for any event giving rise to such postponement or adjournment.
The Company has agreed to use reasonable best efforts to cooperate with Parent with respect to its proxy solicitation efforts, including by engaging a proxy voting advisory firm reasonably acceptable to Parent, and to keep Parent reasonably informed with respect to proxy voting results and any substantive communication from any proxy voting advisory firm in connection with the Merger. Unless the Board has withdrawn the Board Recommendation in compliance with the Merger Agreement, the Company is required to use its reasonable best efforts to cause the definitive proxy statement to be mailed to the Company’s stockholders and to solicit proxies in favor of the adoption of the Merger Agreement, and to take all other action necessary or advisable to secure the vote of stockholders required by applicable law to effect the Merger.
Unless the Merger Agreement is earlier terminated in accordance with its terms, and subject to the terms of the Merger Agreement, the Company is required to include the Board Recommendation in this proxy statement. The Company is required to hold the Special Meeting and submit the proposal to adopt the Merger Agreement to the Company’s stockholders unless the Merger Agreement has been validly terminated in accordance with its terms.
Consents, Approvals and Filings
Each of the parties to the Merger Agreement has agreed to use its reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable under the Merger Agreement and applicable law to cause the expiration or termination of any applicable waiting periods under the HSR Act and any Other Required Regulatory Approval, and to obtain all consents, approvals, authorizations, qualifications and orders under any Other Required Regulatory Approvals.
Without limiting the generality of the foregoing, Parent is required to use (and to cause its subsidiaries to use) reasonable best efforts and to take (and cause its subsidiaries to take) any and all steps necessary to avoid or eliminate each and every impediment under the HSR Act and with respect to any Other Required Regulatory Approvals that may be asserted by any governmental entity or any other person, so as to enable the parties to close the transactions contemplated by the Merger Agreement expeditiously and no later than the Outside Date, including proposing, negotiating, committing to or effecting, by consent decree, hold separate order or otherwise, any of: (A) the sale, divestiture or disposition of, or holding separate (through the establishment of a trust or otherwise), the assets, properties and businesses of the Company or any of its subsidiaries; (B) the termination, modification or extension of existing relationships and contractual rights and obligations of the Company or any of its subsidiaries; (C) the establishment or creation of relationships and contractual rights and obligations of the Company or its subsidiaries; or (D) the termination of any relevant venture or other arrangement of the Company or its subsidiaries.

No party is required to take or commit to take any action, or agree to any condition or restriction, that is not conditioned upon the occurrence of the Closing, and the Company and its subsidiaries may not agree to any such action, condition or restriction without Parent’s prior written consent.
Prior to the earlier of the termination of the Merger Agreement and the Closing, none of the parties may directly or indirectly acquire or agree to acquire (by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner) any person or portion thereof, or otherwise acquire or agree to acquire any assets, if entering into a definitive agreement relating to, or the consummation of, such acquisition, merger or consolidation would reasonably be expected to (A) impose any material delay in obtaining, or materially increase the risk of not obtaining, the permits, orders or other approvals of any governmental entity, or the expiration or termination of any applicable waiting period, contemplated by the closing conditions; (B) materially increase the risk of any governmental entity seeking an order prohibiting the consummation of the transactions contemplated by the Merger Agreement; (C) materially increase the risk of not being able to remove any such order on appeal or otherwise; or (D) materially delay or prevent the consummation of the transactions contemplated by the Merger Agreement.
For additional information, see “The Merger—Regulatory Approvals Required” beginning on page 70 of this proxy statement.
Continuing Employees
Under the Merger Agreement, for the period commencing at the Closing Date and ending on the date that is twelve months following the Closing Date, Parent will cause the Surviving Corporation and its applicable subsidiaries to provide each employee of the Company and its subsidiaries as of the Closing who is not represented by a union and who remains employed immediately following the Closing (each, a “Continuing Employee”), for so long as such Continuing Employee remains employed by the Surviving Corporation and its applicable subsidiaries, with (i) a base salary, base hourly wage rate, short-term target cash bonus opportunities or commission opportunities, as applicable, in each case excluding, except as set forth on the Company Disclosure Letter, retention, change in control, transaction or similar bonus opportunities and equity or equity-based compensation, that are no less favorable in the aggregate than those provided to such Continuing Employee immediately prior to the Closing and (ii) broad-based employee benefits, excluding any equity or equity-based compensation, severance, retention, change in control, transaction or similar bonus opportunities, deferred compensation, defined benefit pension, retiree medical and other retiree welfare benefits (collectively, “Excluded Benefits”), that are substantially comparable in the aggregate to the broad-based employee benefits, other than Excluded Benefits, provided to such Continuing Employee immediately prior to the Closing. Employees covered by a collective bargaining agreement will continue to be governed by the applicable collective bargaining agreement until its modification, expiration or termination in accordance with its terms and applicable law. Parent and its applicable subsidiaries will cause each Parent Plan in which a Continuing Employee participates or is eligible to participate to credit all service with the Company and its subsidiaries before the Closing for purposes of eligibility to participate, future vacation benefit accrual and level of benefits, subject to anti-duplication limitations, exclusions for defined benefit plans and Excluded Benefits, and the requirement that service need be credited only to the same extent and for the same purpose as under the corresponding Company benefit plan.
During the plan year in which the Closing occurs, Parent and its applicable Subsidiaries will use reasonable best efforts to cause each Parent Plan that is a welfare benefit plan providing group health benefits to waive any eligibility waiting periods, actively-at-work requirements, evidence-of-insurability requirements, pre-existing condition limitations and other exclusions and limitations for Continuing Employees and their spouses, domestic partners and dependents to the extent waived, satisfied or not imposed under the corresponding Company benefit plan immediately before the Closing. Parent and its applicable Subsidiaries will also use reasonable best efforts to cause each such Parent Plan to recognize deductibles, co-insurance, co-payments and out-of-pocket expenses paid by and credited to Continuing Employees and their spouses, domestic partners and dependents under the corresponding Company benefit plan during the applicable portion of the plan year before the Closing. Before the Closing, the Company and its Subsidiaries will satisfy all notice, information, consultation and bargaining obligations owed to employees or their representatives with respect to the Merger under applicable law or any collective bargaining agreement, and Parent will reasonably cooperate with the Company in that regard.

Directors’ and Officers’ Indemnification and Insurance
From and after the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify, defend and hold harmless, and advance expenses as incurred, to the fullest extent permitted under (i) applicable law, (ii) the Company’s certificate of incorporation and bylaws or similar organizational documents in effect as of the date of the Merger Agreement, and (iii) any contract of the Company or its subsidiaries in effect as of the date of the Merger Agreement and made available to Parent, each present and former director and officer of the Company and its subsidiaries (in each case, when acting in such capacity) (each, an “Indemnitee”) against any costs or expenses (including reasonable attorneys’ fees), judgments, settlements, fines, losses, claims, damages or liabilities incurred in connection with any proceeding or investigation, whether civil, criminal, administrative or investigative, whenever asserted, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, including in connection with the Merger Agreement or the transactions contemplated thereby.
The rights to exculpation, indemnification and advancement of expenses of the Company’s and its subsidiaries’ current and former directors and officers will survive the Merger and continue in accordance with their terms. These rights apply to acts or omissions occurring on or prior to the Effective Time, including acts or omissions in connection with the Merger Agreement and the transactions contemplated thereby. For at least six years following the Effective Time, Parent will cause the Surviving Corporation to maintain provisions providing for exculpation, indemnification and advancement of expenses that are no less favorable than those contained in the Company’s and its subsidiaries’ organizational documents in effect as of the date of the Merger Agreement, as well as in certain indemnification or similar agreements with directors and officers that were in effect as of that date and made available to Parent. During such period, these provisions may not be amended, repealed or otherwise modified in a manner that adversely affects the rights of individuals who were current or former directors or officers of the Company or its subsidiaries immediately before the Effective Time, except as required by applicable law. Any right to exculpation, indemnification or advancement of expenses relating to a proceeding pending or asserted, or a claim made, during the six-year period will continue until the final disposition of that proceeding or claim.
For six years from and after the Effective Time, Parent and the Surviving Corporation will be jointly and severally responsible for maintaining, for the benefit of the directors and officers of the Company as of the date of the Merger Agreement and as of the Closing Date, an insurance and indemnification policy that provides coverage for events occurring at or prior to the Effective Time (the “D&O Insurance”) that is not less favorable in the aggregate than the existing policy of the Company or, if substantially equivalent insurance coverage is unavailable, the best available coverage. Parent is not obligated to make premium payments for such insurance to the extent such premiums exceed 300% of the annual premiums most recently paid prior to the date of the Merger Agreement by the Company for such insurance (such 300% amount, the “Maximum Premium”). If such insurance coverage cannot be obtained at all, or can only be obtained at a premium in excess of the Maximum Premium, Parent will maintain the most advantageous policies of directors’ and officers’ insurance reasonably obtainable for a premium equal to the Maximum Premium.
The Company is required, prior to the Effective Time, to purchase a six-year prepaid “tail” directors’ and officers’ liability (and fiduciary) insurance policy with terms and conditions no less advantageous to the Indemnitees than the existing directors’ and officers’ liability (and fiduciary) insurance maintained by the Company, covering, without limitation, the transactions contemplated by the Merger Agreement, including the Merger. In no event may the Company expend, in the aggregate for all six years, in excess of the Maximum Premium; and if the premiums of such insurance coverage exceed the Maximum Premium, the Company may obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium. If such prepaid tail policy is obtained by the Company prior to the Effective Time, Parent and the Surviving Corporation will maintain such policy in full force and effect and continue to honor the obligations thereunder, and the ongoing D&O Insurance obligations described in the preceding paragraph will be deemed satisfied.
In the event that either Parent or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving entity, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then Parent will cause proper provision to be made so that such successor or assign will expressly assume the indemnification and insurance obligations described above.
The provisions relating to exculpation, indemnification and advancement of expenses in the Merger Agreement are intended to benefit, and may be enforced by, the covered current and former directors and officers of the Company and its subsidiaries, as well as their respective heirs and representatives. These rights are in addition to, and do not replace, any other rights to indemnification or contribution available to those individuals under the Company’s or its subsidiaries’ organizational documents or applicable agreements in effect as of the date of the Merger Agreement. Parent may not terminate or modify these obligations in a manner that adversely affects the rights of a covered individual unless the change is required by applicable law or the affected individual provides written consent. The covered individuals are expressly third-party beneficiaries of those provisions.
Financing Efforts
Under the Merger Agreement, Parent agreed to use its reasonable best efforts to obtain the Debt Financing, including using reasonable best efforts to:
•
maintain in effect the Debt Commitment Letter and not, without the Company’s prior written consent (not to be unreasonably withheld, delayed or conditioned), permit any amendment, modification, waiver or replacement of the Debt Commitment Letter that would reduce the aggregate amount of the Debt Financing below the Required Amount when combined with the Equity Financing and other available funds, or add conditions or otherwise change the terms in a manner reasonably expected to materially delay or prevent the Closing, make the funding of the Debt Financing less likely or adversely affect Parent’s enforcement rights; provided that Parent may add lenders or increase the aggregate amount of the Financing without such consent;

•	cause the Equity Financing to be consummated upon satisfaction or waiver of the conditions to funding under the Equity Commitment Letter that are within Parent’s control;
•	satisfy on a timely basis, or obtain a waiver of, all conditions to the Debt Financing and the Equity Financing that are within Parent’s control;
•	negotiate, execute and deliver definitive documentation for the Debt Financing consistent with the Debt Commitment Letter; and
•
when the applicable conditions have been satisfied or will be satisfied upon funding, cause the Committed Lenders and any other financing sources to fund the full amount of the Debt Financing at or before the Closing.

If the Debt Financing becomes unavailable or Parent in good faith believes that all or any portion of the Debt Financing necessary to fund the Merger Consideration and consummate the transactions contemplated by the Merger Agreement will not be available, Parent must promptly notify the Company and use its reasonable best efforts to obtain alternative debt financing sufficient, when combined with the Equity Financing and other available funding sources, to fund the Merger Consideration and consummate the Merger, on terms not materially less favorable to Parent as to conditionality and availability at Closing than those in the Debt Commitment Letter (including the related fee letter) as of the date of the Merger Agreement. Parent must provide the Company with a copy of any replacement debt financing commitment, subject to the permitted redactions described in the Merger Agreement.
The Company is required to use reasonable best efforts to cooperate with Parent in arranging the Debt Financing, including by participating in meetings and presentations, assisting with financing materials and due diligence, providing reasonably requested information, assisting with collateral and payoff arrangements, and assisting in the preparation and execution of definitive financing documents, subject to customary limitations and the requirement that no Company obligation under financing documentation becomes effective before the Closing. The Company must also deliver, at least four business days before the Closing, documentation and information reasonably requested by the Debt Financing sources under applicable know-your-customer and anti-money-laundering rules, including beneficial ownership certifications where applicable.
Parent must indemnify and hold harmless the Company, its subsidiaries and their representatives against liabilities, costs and expenses incurred in connection with the Debt Financing (the reasonable and documented out-of-pocket third-party costs and expenses incurred in providing such cooperation (the “Reimbursement Obligations”)), except to the extent resulting from the Company’s or its subsidiaries’ or representatives’ willful misconduct, intentional misrepresentation, fraud or gross negligence, and must reimburse the Company at the earlier of the Closing and termination of the Merger Agreement for all reasonable and documented out-of-pocket third-party costs and expenses incurred in providing the required cooperation. In addition, Parent has unconditionally guaranteed the due, prompt and faithful payment, performance and discharge by Acquisition Sub of, and the compliance by Acquisition Sub with, all of the covenants, agreements, obligations and undertakings of Acquisition Sub under the Merger Agreement.

The Merger Agreement does not contain a financing condition. The obligations of Parent and Acquisition Sub to consummate the Merger are not conditioned upon Parent’s or Acquisition Sub’s receipt of the proceeds of the Debt Financing or the Equity Financing. For a description of the Debt Commitment Letter and the Equity Commitment Letter, see “The Merger—Financing of the Merger” beginning on page 65.
Other Covenants and Agreements
Access to Information. The Company agreed to provide Parent and its representatives reasonable access, during normal business hours and upon reasonable advance notice, to the Company’s and its Subsidiaries’ properties, offices, facilities, officers, management, books, records and other information concerning their business, properties, Contracts, assets and liabilities, subject to applicable law, confidentiality obligations, attorney-client privilege and reasonable restrictions designed to avoid interference with the ordinary course operation of the business.
Certain Notices. Each party has agreed to give prompt notice to the other parties of certain developments relating to the transactions contemplated by the Merger Agreement, including receipt of communications suggesting required consents or regulatory matters and events that could delay or prevent Closing.
Public Announcements. The parties have agreed not to issue any press release or make any public statement regarding the Merger Agreement or the transactions contemplated thereby without the other party’s prior written consent, not to be unreasonably withheld, conditioned or delayed, except as required by applicable law or the rules of an applicable securities exchange or governmental body, in which case the issuing party will use reasonable best efforts to provide the other party a reasonable opportunity to comment in advance. These restrictions do not apply to Company announcements made in accordance with the no-solicitation provisions regarding an Acquisition Proposal, Superior Proposal, Change of Board Recommendation or Intervening Event, or to announcements regarding a dispute between the parties.
Section 16 Matters. Prior to the Effective Time, the Company and Parent will take all steps reasonably necessary to cause any dispositions of equity securities, including derivative securities with respect to Common Stock, resulting from the transactions by each individual subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Stock Exchange Delisting. The Company and the Board will use reasonable best efforts to maintain, and neither will cause or permit the interruption or termination of, the listing of Common Stock on the NYSE before the Effective Time. The Company will cooperate with Parent and use reasonable best efforts to cause the delisting of Common Stock from the NYSE and the deregistration of Common Stock under the Exchange Act as promptly as practicable after the Effective Time.
Resignation of Directors. Prior to the Closing, the Company will deliver to Parent evidence reasonably satisfactory to Parent of the resignation of all directors of the Company and each of its Subsidiaries, effective as of the Effective Time.
Stockholder Litigation. The Company is required to promptly notify Parent of, and give Parent the opportunity to participate in (but not control) the defense and settlement of, any stockholder litigation against the Company, its Affiliates or any of their respective directors, officers, employees, securityholders or Representatives relating to the Merger Agreement or the transactions contemplated thereby, including the Merger. The Company will keep Parent reasonably and promptly informed of the status of any such litigation, give Parent a reasonable opportunity to review and comment on filings and responses, and will not settle, compromise or admit liability or wrongdoing with respect to any such litigation without Parent’s prior written consent.
Further Actions. Except as otherwise provided in the Merger Agreement, the parties will use their respective best efforts to take, or cause to be taken, all appropriate actions and do all things necessary, proper or advisable under applicable law to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement as promptly as practicable.
Voting Agreements. The Company must take specified actions to prevent transfers or votes that would violate the Voting Agreements, including declining to record noncompliant transfers or votes and not intentionally directing covered directors, officers or employees to violate those agreements.
Cash; Marketable Securities; Repatriation. At Parent’s reasonable request, the Company and its subsidiaries must use reasonable best efforts to use cash, sell marketable securities and transfer non-U.S. cash to the

United States near the Closing so such amounts may be used for Closing payments, subject to limitations for adverse financial or tax consequences, applicable law and contractual restrictions.
German Real Estate Transfer Tax; Specified Proceedings. The Company must timely notify the applicable German tax authority of the Merger Agreement as required by the German Real Estate Transfer Tax Act, provide Parent a draft notice in advance and consider Parent’s comments in good faith. The Company must also take certain actions with respect to certain specified proceedings, as specified in the Company Disclosure Letter.
Conditions to the Closing of the Merger
Mutual Conditions
The obligations of the Company, Parent and Acquisition Sub to consummate the Merger are subject to the satisfaction or waiver of the following conditions:
•
Stockholder Approval: The holders of a majority of the outstanding shares of Common Stock must have adopted the Merger Agreement by the requisite vote at the Special Meeting (the “Company Stockholder Approval”);

•
No Legal Restraints: No governmental authority of competent jurisdiction will have enacted, issued, promulgated, enforced or entered any applicable law or order (whether temporary, preliminary or permanent) that is in effect and that has the effect of prohibiting, making illegal or preventing the consummation of the Merger or the other transactions contemplated by the Merger Agreement; and

•
Antitrust and Regulatory Clearance: Any applicable waiting period (and any extension thereof) under the HSR Act and any applicable waiting period or approval under the other specified competition, antitrust or foreign investment laws, including approval or deemed approval by the German Federal Cartel Office, will have expired or been terminated and all Other Required Regulatory Approvals, including the required regulatory actions relating to the Company’s NRC and Agreement State licenses, have been obtained, cleared or certified. See “The Merger—Regulatory Approvals Required” beginning on page 70 of this proxy statement.

Company’s Additional Conditions
The obligation of the Company to consummate the Merger is also subject to the satisfaction or waiver of the following additional conditions:
•
the representations and warranties of Parent and Acquisition Sub contained in the Merger Agreement must have been true and correct as of the date of the Merger Agreement and must be true and correct at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), except as has not had and would not reasonably be expected to have, individually or in the aggregate with all other failures to be true or correct a Parent Material Adverse Effect (as defined in “—Representations and Warranties—Parent and Acquisition Sub Representations and Warranties”);

•	Parent’s and Acquisition Sub’s compliance with their respective covenants and agreements under the Merger Agreement in all material respects; and
•	delivery by Parent of an officer’s certificate confirming satisfaction of the foregoing conditions.
Parent’s Additional Conditions
The obligation of Parent and Acquisition Sub to consummate the Merger is also subject to the satisfaction or waiver of the following additional conditions:
•
the representation and warranty of the Company regarding capitalization must have been true and correct as of the date of the Merger Agreement and must be true and correct at and as of the Closing Date as though made on the Closing Date (except that representations that address matters only as of a particular date need only be true and correct as of such date), except for inaccuracies that would not increase the aggregate Merger Consideration payable in the Merger by more than $1,000,000;

•
the representations and warranties of the Company regarding corporate organization, authority, no conflicts and required consents, broker’s fees and the opinion of the Company’s financial advisor (in each case without giving effect to any materiality or “Company Material Adverse Effect” qualifications contained therein) must have been true and correct in all material respects as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Closing Date as though made on the Closing Date (subject to the same date-specific exception);
•
all other representations and warranties of the Company set forth in the Merger Agreement (in each case without giving effect to any materiality or “Company Material Adverse Effect” qualifications contained therein) must have been true and correct as of the date of the Merger Agreement and must be true and correct at and as of the Closing Date as though made on the Closing Date (subject to the same date-specific exception), except where the failure to be so true and correct has not had and would not reasonably be expected to have, individually or in the aggregate with all other failures to be true and correct, a Company Material Adverse Effect;

•
the Company must have complied with and performed in all material respects each covenant and agreement that it is required to comply with or perform under the Merger Agreement at or prior to the Closing Date;

•	since the date of the Merger Agreement, there must not have occurred any Company Material Adverse Effect; and
•	the Company must have delivered to Parent a certificate signed by an executive officer of the Company and dated as of the Closing Date to the effect that the foregoing conditions have been satisfied.
Termination
The Merger Agreement may be terminated, and the Merger and the other transactions contemplated thereby may be abandoned, at any time prior to the Effective Time, whether before or (subject to the terms of the Merger Agreement) after receipt of the Company Stockholder Approval:
•	by mutual written consent of Parent and the Company, by action of their respective boards of directors (or other governing bodies);
•
by either the Company or Parent, if the Company Stockholder Approval is not obtained upon a vote taken at the Special Meeting or any adjournment or postponement thereof at which a vote was taken on the adoption of the Merger Agreement;

•
by either the Company or Parent, by written notice to the other party, if any court of competent jurisdiction or other governmental entity of competent jurisdiction issues an order or takes any other action permanently restraining, enjoining or otherwise prohibiting, prior to the Effective Time, the consummation of the Merger, and such order or other action has become final and non-appealable (provided that this right is not available to a party that has materially breached its obligations under the Merger Agreement where such breach was a principal cause of such order or proceeding);

•
by either the Company or Parent, if the Effective Time has not occurred on or before 5:00 p.m., New York City time, on June 17, 2027 (the “Initial Outside Date”); provided that if, as of the third business day prior to the Initial Outside Date, the closing condition relating to the absence of restraining orders and prohibitory laws (with respect to the HSR Act or any Other Required Regulatory Approval) or the closing condition relating to antitrust and other regulatory clearances has not been satisfied or waived, but all other conditions have been satisfied or waived or would then be satisfied if the Closing were to take place on the Initial Outside Date, then the Initial Outside Date will be automatically extended to September 15, 2027 (the “Extended Outside Date,” and the Initial Outside Date or the Extended Outside Date, as applicable, the “Outside Date”). Neither the Company nor Parent may terminate the Merger Agreement on this basis if there has been any material breach by such party of its representations, warranties or covenants contained in the Merger Agreement and such breach has primarily caused or resulted in the failure of the Effective Time to have occurred prior to the Outside Date;

•
by Parent, at any time prior to receipt of the Company Stockholder Approval, if (i) the Board effects a Change of Board Recommendation, whether or not in compliance with the no-solicitation provisions of the Merger Agreement (it being understood that any written notice of the Company’s intention to make a Change of Board Recommendation, delivered prior to effecting such Change of Board Recommendation in accordance with the Superior Proposal or Intervening Event provisions, will not give rise to a termination right), (ii) the Company enters into a merger agreement, letter of intent or other similar agreement relating to an Acquisition Proposal, or (iii) the Company commits a willful and material breach of the no-solicitation provisions of the Merger Agreement;
•
by the Company, at any time prior to receipt of the Company Stockholder Approval, if the Board authorized the Company to enter into a definitive agreement providing for a Superior Proposal immediately after termination of the Merger Agreement, to the extent permitted by and in accordance with the Superior Proposal provisions of the Merger Agreement; provided that the Company will, prior to or concurrently with, and as a condition of, such termination, pay the Company Termination Fee to Parent;

•
by Parent, at any time prior to the Effective Time, if (i) there has been (A) a breach of or failure to perform any covenant or agreement on the part of the Company set forth in the Merger Agreement that would give rise to the failure of the related closing condition to be satisfied, or (B) a breach of any representation or warranty of the Company that would give rise to the failure of the related closing condition to be satisfied, and (ii) such breach or failure to perform has not been cured by the Company by the earlier of (x) 30 calendar days following receipt of written notice of such breach or failure to perform from Parent and (y) the Outside Date; provided that Parent may not terminate on this basis if there has been any material breach by Parent or Acquisition Sub of its representations, warranties or covenants contained in the Merger Agreement that has not been cured in all material respects;

•
by the Company, at any time prior to the Effective Time, if (i) there has been (A) a breach of or failure to perform any covenant or agreement on the part of Parent or Acquisition Sub set forth in the Merger Agreement that would give rise to the failure of the related closing condition to be satisfied, or (B) a breach of any representation or warranty of Parent or Acquisition Sub that would give rise to the failure of the related closing condition to be satisfied, and (ii) such breach or failure to perform has not been cured by the earlier of (x) 30 calendar days following receipt of written notice of such breach or failure to perform from the Company and (y) the Outside Date; provided that the Company may not terminate on this basis if there has been any material breach by the Company of its representations, warranties or covenants contained in the Merger Agreement that has not been cured in all material respects; or

•
by the Company, upon written notice to Parent, if (i) all of the conditions to the obligations of each party and all of the conditions to the obligations of Parent and Acquisition Sub have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but each of which is capable of being satisfied if the Closing were then to occur), (ii) Parent and Acquisition Sub have failed to consummate the transactions contemplated by the Merger Agreement on the date the Closing is required to have occurred, (iii) following such failure, the Company has irrevocably confirmed to Parent in writing (and has not revoked such confirmation) that (A) all of the conditions to the obligations of each party and all of the conditions to the obligations of the Company have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which is capable of being satisfied if the Closing were then to occur) and (B) the Company is (and will remain throughout the three-business-day period referred to in clause (iv)) ready, willing and able to consummate the Closing, and (iv) Parent and Acquisition Sub have failed to consummate the transactions contemplated by the Merger Agreement within three business days following delivery of such written confirmation.

In the event of a valid termination of the Merger Agreement, written notice will be given to the other party or parties specifying the provisions pursuant to which such termination is made and the basis therefor in reasonable detail, and the Merger Agreement will immediately become void and have no further force and effect, other than specified surviving provisions, and there will be no liability or obligation on the part of Parent, Acquisition Sub or the Company or their respective subsidiaries, officers, directors or representatives, except with respect to such surviving provisions. However, subject to the termination fee and limitation-on-recourse provisions described below, nothing in the Merger Agreement relieves any party from liabilities or damages incurred or suffered as a result of a willful and material breach by the Company, on the one hand, or Parent or Acquisition Sub, on the other hand, of any of its respective representations, warranties, covenants or other agreements set forth in the Merger Agreement.
Termination Fees and Expense Reimbursement
Company Termination Fee
If the Merger Agreement is terminated by Parent because the Board has effected a Change of Board Recommendation, because the Company has entered into an agreement relating to an Acquisition Proposal or because the Company has committed a willful and material breach of the no-solicitation provisions, or if the Merger Agreement is terminated by the Company in order to enter into a definitive agreement providing for a Superior Proposal, then the Company will pay to Parent or its designee the Company Termination Fee of $27,514,109 (i) prior to or concurrently with, and as a condition of, such termination, in the case of a termination by the Company, or (ii) within two business days thereafter, in the case of a termination by Parent.
However, in the event the Merger Agreement is terminated by the Company in order to enter into a definitive agreement providing for a Superior Proposal during the Go-Shop Period, the Company Termination Fee payable is reduced to 50% of the full Company Termination Fee, or $13,757,054.50 (the “Go-Shop Termination Fee”). The Go-Shop Period expires at 11:59 p.m., Eastern Time, on October 27, 2026. The Merger Agreement does not provide for any “excluded party” or similar concept, and accordingly the reduced Go-Shop Termination Fee is not available in respect of any termination occurring after the expiration of the Go-Shop Period, including a termination to enter into a definitive agreement with a person that submitted an Acquisition Proposal during the Go-Shop Period.
In addition, if (i) after the date of the Merger Agreement an Acquisition Proposal has become publicly known or has been publicly delivered to the Board or a committee thereof and has not been irrevocably withdrawn at least two business days prior to (x) in the case of a termination following a failed stockholder vote, the date of the Special Meeting, or (y) in the case of a termination for failure to close by the Outside Date or a termination by Parent for a Company breach, the date of such termination; (ii) thereafter the Merger Agreement is terminated (A) by Parent or the Company for failure to close by the Outside Date, (B) by Parent for a Company breach, or (C) by either the Company or Parent following a failed stockholder vote; and (iii) within 12 months after such termination the Company has entered into a definitive agreement with respect to any Acquisition Proposal or any Acquisition Proposal has been consummated, then the Company will pay to Parent the Company Termination Fee within two business days of such entry or consummation. For purposes of this provision, the references to “20%” and “80%” in the definition of Acquisition Proposal are deemed to be references to “50%.”
In circumstances where the Company Termination Fee is payable other than with respect to a willful and material breach of the no-solicitation provisions, Parent’s (or its designee’s) receipt of the Company Termination Fee, together with the reasonable, documented out-of-pocket expenses incurred by Parent (not to exceed $1,500,000 in the aggregate) in enforcing its right pursuant to a lawsuit to receive the Company Termination Fee (if received as a result of Parent prevailing in such lawsuit), will be Parent’s and Acquisition Sub’s sole and exclusive remedy against the Company and the Company Related Parties for all losses and damages suffered as a result of the failure of the Merger or the other transactions contemplated by the Merger Agreement to be consummated, for any breach or failure to perform thereunder or otherwise. Upon payment of such amount, no such person will have any further liability or obligation relating to or arising out of the Merger Agreement or the transactions contemplated thereby. While Parent may pursue both a grant of specific performance or other equitable relief and the payment of monetary damages or the Company Termination Fee, under no circumstances will Parent (or its designee) be entitled to receive both (i) a grant of specific performance or other equitable relief that results in the Closing occurring and (ii) monetary damages or the payment of the Company Termination Fee.
Parent Expense Reimbursement
If the Merger Agreement is terminated by Parent as a result of a willful and material breach by the Company, then, without limitation of any other remedies available to Parent under the Merger Agreement, the Company will pay to Parent, within three business days after such termination, an amount equal to the reasonable and documented out-of-pocket fees and expenses incurred by Parent and its affiliates in connection with the Merger Agreement and the transactions contemplated thereby, up to a maximum amount of $7,000,000 as the Parent Expense Reimbursement. Any Parent Expense Reimbursement actually paid to Parent will be credited against, and reduce, any Company Termination Fee subsequently payable by the Company.
Parent Termination Fee
If the Merger Agreement is terminated by the Company as a result of a willful and material breach by Parent or Acquisition Sub, or because Parent and Acquisition Sub failed to consummate the Merger when required following the Company’s irrevocable written confirmation that it was ready, willing and able to close, then Parent will pay to the Company, within three business days following such termination, $49,869,322 (the “Parent Termination Fee”).

General
The Company’s right to terminate the Merger Agreement and to receive (a) the Parent Termination Fee to the extent payable, (b) the Reimbursement Obligations under the debt financing cooperation covenant, and (c) the reasonable, documented out-of-pocket expenses incurred by the Company (not to exceed $1,500,000 in the aggregate) in enforcing its right pursuant to a lawsuit to receive such amounts, if received as a result of the Company prevailing in such lawsuit (the “Costs of Collection”), will be the Company Related Parties’ sole and exclusive remedy against Parent, any parties engaged with the Financing, any other potential debt or equity financing source and any of the Parent Related Parties for all losses and damages suffered as a result of the failure of the Merger or the other transactions contemplated by the Merger Agreement to be consummated, for any breach or failure to perform thereunder or otherwise. Upon payment of such amount, no such person will have any further liability or obligation relating to or arising out of the Merger Agreement or the transactions contemplated thereby.
While the Company may pursue both a grant of specific performance or other equitable relief and, following termination of the Merger Agreement, the payment of the Parent Termination Fee or reimbursement under the debt financing cooperation covenant, under no circumstances will the Company be entitled to receive both (i) a grant of specific performance or other equitable relief that results in the Equity Financing being funded or the Closing or the Merger occurring and (ii) monetary damages or the payment of the Parent Termination Fee.
Limitation on Recourse
Other than with respect to the right to seek specific performance of the Equity Commitment Letter to the extent permitted by and in accordance with the Equity Commitment Letter (any such claims, “ECL Claims”), and recourse against the Guarantor under the Limited Guarantee to the extent provided therein, any claim or cause of action under the Merger Agreement may only be brought against persons that are expressly named as parties, and then only with respect to the specific obligations set forth in the Merger Agreement. Other than the ECL Claims and such recourse against the Guarantor under the Limited Guarantee, no Company Related Party or Parent Related Party will have any liability or obligation for any of the representations, warranties, covenants, agreements, obligations or liabilities of the Company, Parent or Acquisition Sub, or for any claim, investigation or proceeding, in each case under, based on, in respect of, or by reason of, the Merger Agreement or the transactions contemplated thereby (including the breach, termination or failure to consummate such transactions), whether based on contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law or otherwise, and whether by or through attempted piercing of the corporate, limited liability company or partnership veil, by or through a claim by or on behalf of a party or another person (including a claim to enforce the Debt Commitment Letter) or otherwise.
The parties have agreed that (x) none of the financing sources will have any liability to the Company or any of its affiliates or any other person (other than Parent and its permitted assigns in respect of the Debt Financing) relating to or arising out of the Merger Agreement or the Debt Financing, or in respect of any oral representations made or alleged to have been made in connection therewith, whether at law or equity, in contract or in tort or otherwise; (y) neither the Company nor any of its affiliates or any other person (other than Parent and its permitted assigns in respect of the Debt Financing) will have any rights or claims against any of the financing sources under the Merger Agreement or the Debt Financing; and (z) other than with respect to Parent and its permitted assigns in respect of the Debt Financing, no party will commence (and if commenced will dismiss or otherwise terminate, and will not assist) any proceeding against any Debt Financing Source under the Merger Agreement, the Debt Commitment Letter, the Debt Financing, or the transactions contemplated thereby or the performance of any of the services thereunder.
Notwithstanding any provision of the Merger Agreement to the contrary, under no circumstances will the collective monetary damages payable by Parent, Acquisition Sub and the other Parent Related Parties for breaches under the Merger Agreement, the Limited Guarantee and the ECL Claims exceed an amount (inclusive of payment of any Parent Termination Fee, Costs of Collection and Reimbursement Obligations) equal to the amount of the Parent Termination Fee plus the Costs of Collection (such amount, the “Parent Liability Limitation”). In no event will the Company or any of its affiliates seek or obtain, or permit any of their representatives or any other person acting on their behalf to seek or obtain, nor will any person be entitled to seek or obtain, any monetary recovery or award in excess of the Parent Liability Limitation against (i) Parent, Acquisition Sub or the Guarantor or (ii) the other Parent Related Parties. In no event will the Company or any of its subsidiaries be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages, in excess of the Parent Liability Limitation against the Parent Related Parties for, or with respect to, the Merger Agreement, the Debt

Commitment Letter, the Limited Guarantee (subject to the terms and conditions set forth therein) or the Equity Commitment Letter (subject to the terms and conditions set forth therein and in the specific performance provisions of the Merger Agreement). In addition, in no event will the Company be entitled to receive both the Parent Termination Fee and monetary damages under any other provision of the Merger Agreement other than reimbursement under the debt financing cooperation covenant, in each case subject to the Parent Liability Limitation.
Specific Performance
The parties have agreed that irreparable damage would occur in the event that any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, subject to the exclusive-remedy provisions described above, each of the parties is entitled to specific performance of the terms of the Merger Agreement, including an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically its terms and provisions, in addition to any other remedy to which the parties are entitled at law or in equity, without being required to prove irreparable harm or the inadequacy of a remedy at law. Each party has waived (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief. A party’s pursuit of specific performance at any time will not be deemed an election of remedies or a waiver of the right to pursue any other right or remedy to which such party may be entitled. In no event will the Company be entitled to both receipt of the Parent Termination Fee and specific performance to cause the Equity Financing to be funded or to consummate the Closing or the Merger.
Prior to the valid termination of the Merger Agreement, the Company is entitled to injunctive relief, specific performance or other equitable relief to enforce specifically the obligations of Parent and Acquisition Sub to consummate the Closing, and to cause Parent and Acquisition Sub to enforce their right to cause the parties named in the Equity Commitment Letter to fund the Equity Financing in accordance with the Equity Commitment Letter, if and only if:
•
all of the conditions to the obligations of each party and all of the conditions to the obligations of Parent and Acquisition Sub have been satisfied or waived (other than those conditions that by their terms or nature are to be satisfied by performance at the Closing, so long as such conditions will be satisfied at the Closing) and remain satisfied throughout the three-business-day period described in the final bullet below;

•
the proceeds of the Debt Financing have been funded, or will be funded at the Closing on the terms set forth in the Debt Commitment Letter if the Equity Financing is funded and the Closing will occur substantially concurrently with the Debt Financing being funded;

•	Parent has failed to consummate the Merger on the date the Closing was required to have occurred;
•
following such failure by Parent to consummate the Merger, the Company has confirmed to Parent in writing (and not revoked such confirmation) that (A) all of the conditions to the obligations of each party and all of the conditions to the obligations of the Company have been satisfied (other than those conditions that by their terms or nature are to be satisfied by performance at the Closing, so long as such conditions will be satisfied at the Closing) and (B) the Company is (and remains through the three-business-day period described in the final bullet below) ready, willing and able to consummate the Merger; and

•	Parent fails to consummate the Merger within three business days following the date of delivery of such written confirmation.
Fees and Expenses
Except as otherwise provided in the Merger Agreement, including with respect to the Company Termination Fee, the Parent Expense Reimbursement, the Parent Termination Fee, the Costs of Collection and the Reimbursement Obligations, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such fees or expenses.
Amendments; Waivers
The Merger Agreement may be amended by each of the Company, Parent and Acquisition Sub, by action taken by or on behalf of their respective boards of directors, at any time prior to the Effective Time; provided that, in the event the Merger Agreement has been adopted by the Company’s stockholders in accordance with Delaware law, no amendment may be made that requires the approval of the Company’s stockholders under Delaware law without such approval. The Merger Agreement may not be amended except by an instrument in writing signed by the parties. In addition, the provisions relating to limitation on recourse, assignment, no third-party beneficiaries, governing law and the financing-source protections, and the amendment provision itself, may not be modified, waived or terminated in a manner adverse to the Debt Financing sources without their prior written consent.
At any time prior to the Effective Time, Parent and Acquisition Sub, on the one hand, and the Company, on the other hand, may (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any breach of the representations and warranties of the other contained in the Merger Agreement or in any document delivered pursuant thereto, or (iii) waive compliance by the other with any of the agreements or covenants contained in the Merger Agreement; provided that, after receipt of the Company Stockholder Approval, there may not be any extension or waiver of the Merger Agreement that decreases the Merger Consideration or that adversely affects the rights of the Company’s stockholders thereunder without the approval of such stockholders. Such extensions and waivers must be made in writing and signed by the parties to be bound.
No Third-Party Beneficiaries
The Merger Agreement is binding upon and inures solely to the benefit of the parties and their respective successors and permitted assigns, and nothing in the Merger Agreement, express or implied, other than pursuant to the indemnification covenant described under “—Directors’ and Officers’ Indemnification and Insurance,” is intended to or will confer upon any other person any right, benefit or remedy of any nature whatsoever, except that the financing sources under the Merger Agreement are express third-party beneficiaries of, and have the right to enforce, the limitation-on-recourse, financing-source amendment, assignment, no-third-party-beneficiaries and governing law provisions of the Merger Agreement. In addition, the Parent Related Parties are express third-party beneficiaries of, and have the right to enforce, the Parent Termination Fee exclusive-remedy provision and the limitation-on-recourse provision.
Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury
The Merger Agreement and claims arising from it are governed by Delaware law, without regard to conflicts-of-law principles. The parties submit to the exclusive jurisdiction of the Delaware Court of Chancery or, if that court lacks jurisdiction, a federal court sitting in Delaware, waive objections to venue and inconvenient forum and waive trial by jury. Any action against a Debt Financing source relating to the Merger Agreement, the Debt Commitment Letter or the Debt Financing must instead be brought exclusively in the specified state or federal courts in New York County, New York, and is governed by New York law.

PROPOSAL 1: THE MERGER PROPOSAL
The Proposal
At the Special Meeting, stockholders of the Company are being asked to adopt the Merger Agreement and thereby approve the transactions contemplated by the Merger Agreement in accordance with the DGCL, including the Merger. For a detailed discussion of the terms and conditions of the Merger Agreement, see “The Merger Agreement.” A copy of the Merger Agreement is attached as Appendix A to this proxy statement and is incorporated by reference herein. Stockholders are encouraged to read the Merger Agreement carefully and in its entirety. For a description of the background of the Merger and the reasons of the Board for its recommendation that stockholders adopt the Merger Agreement, see the sections entitled “The Merger—Background of the Merger,” “The Merger—Reasons for the Merger” and “The Merger—Recommendation of the Board.”
If the Merger Agreement is adopted by the Company’s stockholders and the Merger is completed, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares, as each such term is defined in the Merger Agreement) will be converted into the right to receive the Merger Consideration of $20.35 per share in cash, without interest and less any applicable withholding taxes.
Required Vote
Adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Failure to vote, abstentions, and broker non-votes will each have the same effect as a vote “AGAINST” the Merger Proposal because they represent shares of Common Stock entitled to vote that are not voted in favor of the Merger Proposal. The Merger Proposal is a “non-routine” matter under applicable NYSE rules; accordingly, banks, brokers and other nominees holding shares on behalf of a beneficial owner will not have discretionary authority to vote such shares on the Merger Proposal without specific voting instructions from the beneficial owner.
Board Recommendation
The Board unanimously recommends that you vote “FOR” the Merger Proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL
The Proposal
At the Special Meeting, stockholders of the Company are being asked to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
If approved, the Adjournment Proposal would allow the chairperson of the Special Meeting, or any other person authorized to preside over the Special Meeting, to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. If the Special Meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If the adjournment is for more than 30 days, or if a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder entitled to notice of and to vote at the Special Meeting.
If the Special Meeting is adjourned to another time or place, notice of the adjourned meeting need not be given if the time and place, if any, of the adjourned meeting, and the means of remote communication by which stockholders and proxy holders may be deemed present in person and vote at the adjourned meeting, are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.
If a quorum is not present at the Special Meeting, the Bylaws provide that either the chairperson of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present by attendance via the Virtual Special Meeting Website or represented by proxy, may adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, until a quorum is present or represented. An adjournment for lack of a quorum does not require approval of the Adjournment Proposal. At any adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Special Meeting as originally noticed. In addition, under the Bylaws, the chairperson of the Special Meeting has the authority to recess and/or adjourn the Special Meeting, whether or not a quorum is present and whether or not the Adjournment Proposal is approved, subject to the limits in the Merger Agreement, under which the Company may not postpone or adjourn the Special Meeting more than two times for lack of a quorum, or by more than 10 business days for any event giving rise to such postponement or adjournment, without Parent’s prior written consent.
If the Merger Agreement is adopted at the Special Meeting, the Adjournment Proposal will not be presented to the stockholders at the Special Meeting.
Required Vote
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present, by attendance via the Virtual Special Meeting Website, or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, at a meeting at which a quorum is present. An adjournment for lack of a quorum does not require approval of the Adjournment Proposal. Because the required vote is measured against the number of shares present and entitled to vote rather than the number of votes cast, an abstention will have the same effect as a vote “AGAINST” the Adjournment Proposal. A failure to vote will have no effect on the Adjournment Proposal, because those shares will not be present at the Special Meeting. A broker non-vote will have no effect on the Adjournment Proposal, because those shares will not be entitled to vote on that proposal. The Adjournment Proposal is a “non-routine” matter under applicable NYSE rules; accordingly, banks, brokers and other nominees will not have discretionary authority to vote shares held on behalf of a beneficial owner on the Adjournment Proposal without specific voting instructions from the beneficial owner.
Board Recommendation
The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

PROPOSAL 3: THE COMPENSATION PROPOSAL
The Proposal
In accordance with Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote on certain compensation that will be, or may become, payable to the named executive officers of the Company in connection with the Merger, including the agreements and understandings pursuant to which such compensation will or may become payable, the estimated value of which is set forth in “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger—Quantification of Payments and Benefits” beginning on page 63 of this proxy statement.
For purposes of this proxy statement, our named executive officers consist of:
•	Natalia Shuman, President and Chief Executive Officer
•	Edward J. Prajzner, Senior Executive Vice President and Chief Financial Officer
•	Manuel Stamatakis, Executive Chairman
•	Gennaro D’Alterio, Executive Vice President and Chief Commercial Officer
•	Hani Hammad, Executive Vice President and Chief Operating Officer
The Board encourages you to carefully review the named executive officer Merger-related compensation information disclosed in this proxy statement. As required by Section 14A of the Exchange Act, the Company is asking its stockholders to vote on the adoption of the following resolution:
“RESOLVED, that the stockholders approve, on a non-binding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers in connection with the Merger, including the agreements and understandings pursuant to which such compensation will or may become payable, as disclosed pursuant to Item 402(t) of Regulation S-K in ‘The Merger—Interests of the Directors and Executive Officers of the Company in the Merger—Quantification of Payments and Benefits’ in the Company’s proxy statement for the Special Meeting.”
Stockholders should note that this proposal is separate and apart from the Merger Proposal and is not a condition to completion of the Merger and, as an advisory vote, the result will not be binding on the Company, the Board or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated, our named executive officers will be eligible to receive the compensation that is based on or otherwise relates to the Merger in accordance with the terms and conditions applicable to those payments.
Required Vote
Approval of the Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present, by attendance via the Virtual Special Meeting Website, or represented by proxy at the Special Meeting and entitled to vote on the Compensation Proposal, at a meeting at which a quorum is present. Because the required vote is measured against the number of shares present and entitled to vote rather than the number of votes cast, an abstention will have the same effect as a vote “AGAINST” the Compensation Proposal. A failure to vote will have no effect on the Compensation Proposal, because those shares will not be present at the Special Meeting. A broker non-vote will have no effect on the Compensation Proposal, because those shares will not be entitled to vote on that proposal. The Compensation Proposal is a “non-routine” matter under applicable NYSE rules; accordingly, banks, brokers and other nominees will not have discretionary authority to vote shares held on behalf of a beneficial owner on the Compensation Proposal without specific voting instructions from the beneficial owner. The vote on the Compensation Proposal is advisory only and will not be binding on the Company, the Board or Parent.

Because the vote is advisory, it will not be binding upon the Board or the Company and will not overrule any prior decisions made by the Board, nor will it create or imply any change to the fiduciary duties of the Board. If the Merger Agreement is adopted by stockholders but the Compensation Proposal is not approved, the Merger Consideration will still be paid to the Company’s stockholders. The Board may still determine to proceed with any or all of the compensation arrangements regardless of the outcome of the advisory vote, to the extent such arrangements are otherwise enforceable.
Board Recommendation
The Board unanimously recommends that you vote “FOR” the Compensation Proposal.

APPRAISAL RIGHTS
Holders of record and beneficial owners of shares of Common Stock who do not vote in favor of the Merger Proposal, who continuously hold or beneficially own such shares through the Effective Time and who properly demand appraisal of their shares in accordance with Section 262 of the DGCL (“Section 262”) are entitled to appraisal rights in connection with the Merger. All references in this summary to a “beneficial owner” mean a person who is the beneficial owner of shares of Common Stock held either in a voting trust or by a nominee on behalf of such person. This proxy statement constitutes the notice to stockholders of the availability of appraisal rights required by Section 262(d)(1) of the DGCL. The following is a summary of Section 262 and is qualified in its entirety by reference to the full text of Section 262, a copy of which is attached to this proxy statement as Appendix D and is incorporated herein by reference. Stockholders and beneficial owners who wish to exercise appraisal rights must strictly comply with the requirements of Section 262, and any failure to so comply may result in the loss or waiver of appraisal rights.
To exercise appraisal rights under Section 262, a holder of record or beneficial owner of shares of Common Stock must satisfy ALL of the following requirements:
Summary of Section 262 Procedures
•
Do Not Vote in Favor of the Merger Proposal. A stockholder must not vote in favor of the Merger Proposal. A vote (in person or by proxy) in favor of adoption of the Merger Agreement will constitute a waiver of the stockholder’s appraisal rights. Returning a proxy card that is not voted, or that is left unmarked, may result in the proxy being voted “FOR” the Merger Proposal, which would constitute a waiver of appraisal rights. Voting “AGAINST” the Merger Proposal or abstaining from the vote, however, does not, by itself, constitute a demand for appraisal.

•
Written Demand Before the Vote. The stockholder must deliver a written demand for appraisal to the Company BEFORE the vote is taken at the Special Meeting. The demand must be delivered in writing to the Secretary of the Company at Mistras Group, Inc., 195 Clarksville Road, Princeton Junction, New Jersey 08550, and must reasonably inform the Company of the identity of the stockholder and that the stockholder intends to demand appraisal of the stockholder’s shares.

•
Continuous Ownership (Record Holders and Beneficial Owners). The stockholder must continuously hold the shares of Common Stock from the date the written demand is made through the Effective Time. A stockholder who is the record holder or beneficial owner of shares of Common Stock on the date the written demand is made but who thereafter transfers those shares prior to the Effective Time will lose any right to appraisal in respect of such shares.

Demand Requirements
A written demand for appraisal must be executed by or on behalf of the record holder or a beneficial owner of shares of Common Stock and must reasonably inform the Company of the identity of the holder or beneficial owner and that such person intends thereby to demand appraisal of his, her or its shares. A beneficial owner making a demand in their own name must (i) reasonably identify the holder of record of the shares for which the demand is made, (ii) provide documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (iii) provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list required by Section 262(f) of the DGCL. The demand must be submitted to the Company no later than the taking of the vote on the Merger Proposal at the Special Meeting.
The demand must be separate from any proxy submitted or vote cast. Neither a proxy that is voted “AGAINST” the Merger Proposal nor a proxy that directs the proxy holder to abstain from voting will constitute a demand for appraisal. Equally, neither submitting a proxy directing the holder to vote “FOR” the Merger Proposal nor failing to return a proxy (if the shares are otherwise voted by the proxy holder in favor of the Merger Proposal) satisfies the demand requirement.
If the shares are held of record in the name of two or more persons, all such persons must sign the written demand. A demand made by a beneficial owner in its own name must be signed by such beneficial owner. If the shares are held of record by a corporation, limited liability company, partnership, trust or other entity, a duly authorized officer, member, partner, trustee or other authorized representative of such entity must sign the demand and must provide evidence of such authority if requested.

Notice by the Surviving Corporation
Within 10 days after the Effective Time, the Surviving Corporation must notify each stockholder who has complied with Section 262 and has not voted in favor of the Merger Proposal of the date the Merger became effective. Such notice must be sent by the Surviving Corporation to the stockholder at such stockholder’s last known address as it appears in the records of the Company.
Filing a Petition in the Court of Chancery
Within 120 days after the Effective Time, but not thereafter, any stockholder who has demanded appraisal in compliance with Section 262 and who has not voted in favor of the Merger may file a petition in the Court of Chancery of the State of Delaware demanding a determination of the fair value of the shares held by all such stockholders. There is no obligation on the part of the Surviving Corporation to file such a petition. Therefore, if no petition is filed within 120 days after the Effective Time, rights to appraisal will be permanently forfeited.
Within 120 days after the Effective Time, any stockholder who has complied with the requirements of Section 262 may also receive from the Surviving Corporation, upon written request, a statement setting forth the aggregate number of shares of Common Stock with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement must be mailed within 10 days after the written request has been received by the Surviving Corporation or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition is duly filed, the Court of Chancery will conduct an appraisal proceeding to determine the fair value of the shares of Common Stock. The Court will require the stockholders who have demanded appraisal to be notified of the time and place of the appraisal proceeding, after which the Court will conduct the proceedings in accordance with Section 262.
Limitation on Appraisal Proceedings
Under Section 262(g) of the DGCL, the Court of Chancery will dismiss appraisal proceedings as to all stockholders who have asserted appraisal rights unless (i) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (ii) the value of the Merger Consideration provided in the Merger for the total number of shares entitled to appraisal exceeds $1.0 million, or (iii) the Merger was approved pursuant to Section 253 or Section 267 of the DGCL. The Merger is not being effected pursuant to Section 253 or Section 267 of the DGCL. Accordingly, if neither the 1% threshold nor the $1.0 million threshold is satisfied, the Court of Chancery will dismiss the appraisal proceedings and the applicable stockholders will be entitled to receive only the Merger Consideration.
Determination of Fair Value
The Court of Chancery will determine the fair value of the shares of Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Court may take into account all relevant factors. The fair value of the shares as determined by the Court could be more than, less than, or equal to the Merger Consideration of $20.35 per share.
The Court may award interest on the fair value amount from the Effective Time through the date of payment at such rate or rates as the Court deems equitable. Unless the Court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of the Court’s determination of fair value will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment.
Notwithstanding the foregoing, at any time before the entry of judgment in an appraisal proceeding, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter only on the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court of Chancery and (ii) interest theretofore accrued, unless paid at that time.
Costs and Expenses
The costs of the appraisal proceedings may be determined by the Court of Chancery and taxed against the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with an appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. In the absence of an agreement between the parties, the Court may assess the costs of the proceeding against all or some of the stockholders entitled to appraisal if the Court finds that the action was brought frivolously or primarily as a vehicle to obtain attorneys’ fees.
Withdrawal of Demand for Appraisal
A stockholder who has not commenced an appraisal proceeding or joined one as a named party may within 60 days after the Effective Time withdraw its demand and accept the Merger Consideration by delivering to the Surviving Corporation a written withdrawal of the demand for appraisal; thereafter, withdrawal requires the Surviving Corporation’s written approval and no appraisal proceeding may be dismissed as to any stockholder without the Court of Chancery’s approval. If the demand is withdrawn before the Effective Time, or if the stockholder withdraws the demand by written notice to the Surviving Corporation within 60 days after the Effective Time and before the filing of a petition in the Court of Chancery, all rights of the stockholder to appraisal will be extinguished.
After the filing of a petition, a demand for appraisal may only be withdrawn with the written consent of the Surviving Corporation. If, after the filing of such petition, the Surviving Corporation and the stockholder agree that the appraisal proceeding should be dismissed, the stockholder must file an application with the Court requesting dismissal of the appraisal proceeding no later than 60 days after the signing of the agreement.
Street Name Holders
If your shares of Common Stock are held in “street name” by a bank, broker or other nominee, and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedure for making a demand for appraisal. A beneficial owner of shares held in “street name” may make a demand for appraisal in such beneficial owner’s own name in accordance with the requirements described above under “Demand Requirements,” or may instead have the record holder make the demand on such beneficial owner’s behalf.
THE FOREGOING SUMMARY OF APPRAISAL RIGHTS IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DGCL. The full text of Section 262 is attached to this proxy statement as Appendix D and is incorporated herein by reference. Stockholders wishing to exercise their appraisal rights must comply strictly with all of the procedures set forth in Section 262. Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of appraisal rights. In view of the complexity of Section 262, stockholders who may wish to pursue appraisal rights should consult legal counsel.

MARKET PRICE OF COMMON STOCK
Market Information
Common Stock is listed on the NYSE under the ticker symbol “MG.” As of the close of business on October 19, 2026, there were 31,867,074 shares of Common Stock outstanding, held by 12 stockholders of record. The following table sets forth the closing sale prices per share of Common Stock, as reported on the NYSE on September 17, 2026, the last full trading day before the public announcement of the Merger, and the latest practicable date before the printing of this proxy statement:

Closing Price
September 17, 2026	$19.84
October 23, 2026	$21.53

The following table sets forth, for the periods indicated, the high and low sale prices per share of Common Stock as reported on the NYSE:

	High	Low
Fiscal Year Ending December 31, 2026
First Quarter	$15.68	$12.92
Second Quarter	$19.28	$15.26
Third Quarter	$21.77	$14.76
Fourth Quarter (through October 23, 2026)	$21.60	$20.63
Fiscal Year Ended December 31, 2025
First Quarter	$10.83	$8.88
Second Quarter	$10.49	$7.29
Third Quarter	$9.91	$7.83
Fourth Quarter	$13.19	$9.39
Fiscal Year Ended December 31, 2024
First Quarter	$9.65	$7.28
Second Quarter	$9.71	$7.68
Third Quarter	$12.10	$7.92
Fourth Quarter	$12.31	$8.40

Following the Merger, there will be no further market for Common Stock, which will be delisted from the NYSE and deregistered under the Exchange Act. As a result, following the Merger and such deregistration, we will no longer be required to file periodic reports with the SEC.
Stockholders are urged to obtain current market quotations for the Common Stock and to review carefully the other information contained in this proxy statement or incorporated by reference into this proxy statement, when considering whether to approve the Merger Proposal. See the section entitled “Where Stockholders Can Find More Information” beginning on page 113 of this proxy statement.
Dividends
The Company has not declared or paid any cash dividends on its Common Stock during the periods presented above, and under the terms of the Merger Agreement, the Company is not permitted to declare or pay any dividends or make any other distributions on Common Stock prior to the Effective Time without the prior written consent of Parent. Parent has indicated that it does not intend to provide such consent if requested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of the close of business on October 19, 2026, by: (i) each director of the Company; (ii) each named executive officer of the Company; (iii) all directors and executive officers of the Company as a group; and (iv) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock.
Beneficial ownership of shares is determined in accordance with the rules and regulations of the SEC and generally includes any shares over which a person exercises sole or shared voting and/or investment power. Shares subject to options, warrants and other rights that are currently exercisable or exercisable within 60 days of October 19, 2026 are considered outstanding and beneficially owned by the person holding such options, warrants or other rights for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
As of the close of business on October 19, 2026, there were 31,867,074 shares of Common Stock issued and outstanding. The percentage of outstanding shares is based on 31,867,074 shares of Common Stock outstanding as of the close of business on October 19, 2026.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Shares Acquirable Within 60 Days(3)	Total Beneficial Ownership	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Natalia Shuman	123,780	35,000	158,780	*
Nicholas DeBenedictis	273,820	—	273,820	*
James J. Forese	177,043	—	177,043	*
Michelle J. Lohmeier	99,223	—	99,223	*
Charles P. Pizzi	73,480	—	73,480	*
Manuel Stamatakis	510,609	625,000	1,135,609	3.6%
Edward J. Prajzner	147,031	—	147,031	*
Hani Hammad	84,270	—	84,270	*
Gennaro D’Alterio	45,673	—	45,673	*
Directors and Executive Officers as a Group (11 persons)	1,623,966	685,000	2,308,966	7.2%
>5% Stockholders(4)
2025 Irrevocable Two-Year Grantor Retained Annuity Trust of Aspasia F. Vahaviolos(5)	3,923,718	—	3,923,718	12.3%
Stephanie Foglia(5)(6)	5,532,313	—	5,532,313	17.4%
Aspasia Vahaviolos(5)(7)	6,084,508	—	6,084,508	19.1%
Kristy Kyriakopoulos(8)	1,617,006	—	1,617,006	5.1%
Mill Road Capital III, L.P.(9)	1,938,316	—	1,938,316	6.1%
Dimensional Fund Advisors LP(10)	1,623,141	—	1,623,141	5.1%

*	Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.
(1)	Unless otherwise noted, the address for each director and named executive officer of the Company is c/o Mistras Group, Inc., 195 Clarksville Road, Princeton Junction, New Jersey 08550.
(2)
For each person, the “Number of Shares Beneficially Owned” column may include shares of Common Stock attributable to the person because of that person’s voting or investment power or other relationship, as well as shares that are underlying RSUs that are subject to solely time-based vesting conditions. The inclusion in the table of any shares, however, does not constitute an admission of beneficial ownership of those shares by the named stockholder. Unless otherwise indicated, each person in the table has sole voting and investment power over the shares listed.

(3)
The number of shares of Common Stock beneficially owned by each person is determined under rules promulgated by the SEC. Under these rules, a person is deemed to have “beneficial ownership” of any shares held, plus any shares that the person may acquire within 60 days, including through the exercise of Company Options, as applicable, or the vesting or conversion of Company RSUs or Company PRSUs, as applicable. Unless otherwise indicated, for each person named in the table, the number in the “Shares Acquirable Within 60 Days” column consists of shares covered by Company Options that may be exercised within 60 days after October 19, 2026 and, to the extent not already reflected in the preceding column, shares covered by Company RSUs or Company PRSUs that become vested within 60 days after October 19, 2026.

(4)	Information with respect to >5% stockholders is based on the most recent Schedule 13D or Schedule 13G filings made with the SEC on or before October 19, 2026.

(5)
Includes 3,923,718 shares held by the 2025 Irrevocable Two-Year Grantor Retained Annuity Trust of Aspasia F. Vahaviolos (the “2025 Trust”), which has shared voting and investment power over such shares. Stephanie Foglia, as trustee, has shared voting and investment power and may be deemed to share beneficial ownership of the shares held by the 2025 Trust. Aspasia Vahaviolos may be deemed to share beneficial ownership of the shares held by the 2025 Trust because of a potential right to re-acquire the shares within sixty days. The shares reported for the 2025 Trust are included in the amounts reported for Ms. Foglia and Ms. Vahaviolos due to their respective relationships to the 2025 Trust. The address for the 2025 Trust is c/o Mistras Group, Inc., 195 Clarksville Road, Princeton Junction, New Jersey 08550.

(6)
Includes (i) 1,608,595 shares beneficially owned by Stephanie Foglia pursuant to which Ms. Foglia has sole voting and investment power and (ii) 3,923,718 shares held by the 2025 Trust, which, as trustee, Ms. Foglia has shared voting and investment power and may be deemed to share beneficial ownership. The address for Ms. Foglia is c/o Mistras Group, Inc., 195 Clarksville Road, Princeton Junction, New Jersey 08550.

(7)
Includes (i) 2,160,790 shares beneficially owned by Aspasia Vahaviolos pursuant to which Ms. Vahaviolos has sole voting and investment power and (ii) 3,923,718 shares held by the 2025 Trust. Ms. Vahaviolos may be deemed to have beneficial ownership of the shares held by the 2025 Trust because of a potential right to re-acquire the shares within sixty days. The address for Ms. Vahaviolos is 7 Ridgeview Road, Princeton, New Jersey 08540.

(8)	Kristy Kyriakopoulos has sole voting and investment power over the shares. The address for Ms. Kyriakopoulos is 2 Suffolk Lane, Princeton Junction, New Jersey 08550.
(9)
Mill Road Capital III, L.P. directly holds, and thus has sole voting and dispositive power over 1,938,316 shares. Mill Road Capital III GP LLC, as sole general partner of Mill Road Capital III, L.P., also has sole voting and investment authority over these shares of Common Stock on behalf of Mill Road Capital III, L.P., and Thomas E. Lynch has shared voting and investment authority over these shares of Common Stock in his capacity as Chairman and Management Committee Director of Mill Road Capital III GP LLC. The address for Mr. Lynch, Mill Road Capital III GP LLC and Mill Road Capital III, L.P. is 328 Pemberwick Road, Greenwich, CT 06831.

(10)
Of the 1,623,141 shares, Dimensional Fund Advisors LP (“Dimensional”) has sole voting and investment authority over 1,586,190 shares of Common Stock, no shared voting power and sole dispositive power over all of the shares of Common Stock. Dimensional is a registered investment advisor that, directly or indirectly, furnishes investment advice to four registered investment companies and serves as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts (these companies, trusts and accounts are referred to as the “Funds”). The Funds are the owners of the shares and, to the knowledge of Dimensional, no single Fund owns more than 5% of Common Stock. Dimensional disclaims beneficial ownership of the shares of Common Stock owned by the Funds. The address for Dimensional is 6300 Bee Cave Road, Building One, Austin, TX 78746.

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov.
You may also obtain free copies of the documents that the Company files with the SEC, including this proxy statement, by going to the Investor Relations page of the Company’s website at www.mistrasgroup.com. The information provided on the Company’s website, other than copies of the documents filed with the SEC, is not part of this proxy statement and is not incorporated by reference into this proxy statement.
The SEC allows the Company to “incorporate by reference” into this proxy statement documents that the Company files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that the Company files with the SEC will update and supersede that information. The Company incorporates by reference the documents listed below and any documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting:
•	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 11, 2026;
•	The Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026, filed with the SEC on May 7, 2026, and June 30, 2026, filed with the SEC on August 10, 2026;
•	The Company’s Current Reports on Form 8-K filed with the SEC on May 20, 2026 and September 18, 2026 (in each case, other than information furnished and not filed); and
•
Those portions of the Company’s Definitive Proxy Statement on Schedule 14A for the 2026 Annual Meeting of Stockholders, filed with the SEC on April 7, 2026, that are incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

If you are a stockholder and would like to request documents from the Company, please send a request in writing or by telephone to:
Mistras Group, Inc.
Attn: Investor Relations
195 Clarksville Road
Princeton Junction, New Jersey 08550
Telephone: (609) 716-4000
If you would like to request documents, please do so by November 16, 2026, in order to receive them before the Special Meeting. If you request any documents from us, we will provide them to you without charge, by first-class mail or another equally prompt method, within one business day after we receive your written or oral request.
You should rely only on the information contained in or incorporated by reference into this proxy statement. No one has been authorized to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated as of October 27, 2026. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary.

FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of the stockholders of the Company. However, if the Merger is not completed, our stockholders will continue to be entitled to attend and participate in our stockholders’ meetings. The Company will hold an annual meeting of stockholders in 2027 (the “2027 Annual Meeting”) only if the Merger has not already been completed.
Stockholders may submit proposals on matters appropriate for stockholder action at meetings of the Company’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. If a stockholder wants us to include such a proposal in our proxy statement for presentation at the 2027 Annual Meeting, the proposal must be received by our Corporate Secretary, at 195 Clarksville Road, Princeton Junction, New Jersey 08550, no later than December 8, 2026, and all applicable requirements of Rule 14a-8 must be satisfied. A stockholder submitting a proposal must satisfy the applicable eligibility and proof-of-ownership requirements of Rule 14a-8 under the Exchange Act. We are not required to include any proposal received after December 8, 2026 in our proxy materials for the 2027 Annual Meeting.
A stockholder may also nominate directors or have other business brought before the 2027 Annual Meeting by submitting the nomination or proposal to us on or after January 19, 2027, and on or before February 18, 2027, in accordance with Section 2.14 of our Bylaws. If, however, the 2027 Annual Meeting is held before April 19, 2027, or after July 18, 2027, the time period for a stockholder to submit a nomination or proposal will be modified in accordance with Section 2.14 of our Bylaws. The nomination or proposal must be delivered to our Corporate Secretary at 195 Clarksville Road, Princeton Junction, New Jersey 08550, and meet all the requirements of our Bylaws. The Company’s Bylaws are available on our website at http://investors.mistrasgroup.com/governance.cfm.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide written notice to the Corporate Secretary that sets forth all the information required by Rule 14a-19 under the Exchange Act. Such notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting; however, if the date of the 2027 Annual Meeting is changed by more than 30 days from the first anniversary of the Company’s 2026 Annual Meeting of Stockholders, then such notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company.

HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the proxy statement and other proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and is consistent with the SEC’s rules.
A number of brokers, banks and other nominees with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other nominee that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker, bank or other nominee, or by sending a written request or calling the Company at:
Mistras Group, Inc.
Attn: Secretary
195 Clarksville Road
Princeton Junction, New Jersey 08550
Telephone: (609) 716-4000
Upon written or oral request, the Company will promptly deliver a separate copy of the proxy statement and other proxy materials to any stockholder at a shared address to which a single copy of such documents was delivered. If you wish to receive a separate copy of the proxy statement, please contact D.F. King & Co., Inc., our proxy solicitor, by calling toll-free at 888-605-1957, or write to the Company at the address set forth above.
If you are a stockholder of record and wish to request “householding” and thereby receive only a single copy of the proxy materials at your shared address, please contact the Company at the address set forth above.

Appendix A
Execution Version
AGREEMENT AND PLAN OF MERGER

by and among
ATHENA PURCHASER, LLC,

ATHENA MERGER SUB, INC.

and
MISTRAS GROUP, INC.

Dated as of September 17, 2026

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of September 17, 2026 (this “Agreement”), is made by and among Athena Purchaser, LLC, a Delaware limited liability company (“Parent”), Athena Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”), and Mistras Group, Inc., a Delaware corporation (the “Company”). All capitalized terms used in this Agreement have the meanings assigned to such terms in Section 8.4 or as otherwise defined elsewhere in this Agreement unless the context clearly indicates otherwise.
RECITALS
A. The Company, Parent and Acquisition Sub desire to effect the merger of Acquisition Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”) on the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), pursuant to which each share (each, a “Share” and collectively, the “Shares”) of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Shares to be canceled in accordance with Section 2.1(b) and other than Dissenting Shares) will be converted into the right to receive the Merger Consideration.
B. The board of directors of each of Parent and Acquisition Sub has approved and declared it advisable for each of Parent and Acquisition Sub to enter into this Agreement and consummate the transactions contemplated hereby, including the Merger.
C. Parent as the sole stockholder of Acquisition Sub has duly executed and delivered to Acquisition Sub and the Company a written consent, to be effective by its terms immediately following execution of this Agreement, adopting this Agreement.
D. The board of directors of the Company (the “Company Board”) has unanimously: (i) determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are fair to and in the best interests of the Company and its stockholders; (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger; and (iii) recommended that the Company’s stockholders adopt this Agreement (the “Company Board Recommendation”).
E. Parent, Acquisition Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.
F. Concurrently with the execution of this Agreement, Parent has delivered to the Company the limited Guarantee (the “Guarantee”) of H.I.G. Middle Market LBO Fund IV, L.P. (the “Guarantor”), dated as of the date hereof, and pursuant to which the Guarantor has guaranteed payment of certain of Parent’s and Acquisition Sub’s obligations under this Agreement, on the terms and subject to the conditions set forth in the Guarantee.
G. Simultaneously with the execution and delivery of this Agreement, certain stockholders of the Company are entering into voting agreements (each, a “Voting Agreement” and collectively, the “Voting Agreements”), pursuant to which such stockholders will agree to take specified actions in furtherance of the Merger.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, and the covenants, premises, representations and warranties and agreements contained in this Agreement and the other certificates contemplated hereby, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties to this Agreement agree as follows:
ARTICLE I
THE MERGER
1.1. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Acquisition Sub will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Acquisition Sub will cease, and the Company will continue as the surviving corporation of the Merger (the “Surviving Corporation”). The Merger and other transactions contemplated by this Agreement (including the Voting Agreements) are referred to herein as the “Transactions.”

1.2. Closing of the Merger. The closing of the Merger (the “Closing”) will take place on the third (3rd) Business Day after satisfaction or waiver of all of the applicable conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to fulfillment or waiver of those conditions at the Closing) or such other date as Parent and the Company shall mutually designate, remotely via the electronic exchange of documents and signatures, unless another date or place is agreed to in writing by the parties hereto. The date on which the Closing actually occurs is referred to as the “Closing Date”.
1.3. Filing and Effective Time of the Merger. On the Closing Date, or on such other date as Parent and the Company may agree, Parent, Acquisition Sub and the Company shall cause the Merger to be consummated under the DGCL by filing a certificate of merger (the “Certificate of Merger”) in such form as required by, and executed in accordance with, the DGCL with the Secretary of State of the State of Delaware (the time and day of such filing and acceptance by the Secretary of State of the State of Delaware, or such later time and day as may be agreed in writing by Parent, Acquisition Sub and the Company and specified in the Certificate of Merger, being referred to herein as the “Effective Time”).
1.4. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of the Company and Acquisition Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Acquisition Sub shall become the debts, liabilities and duties of the Surviving Corporation.
1.5. Organizational Documents; Directors and Officers.
(a) At the Effective Time, by virtue of the Merger, the certificate of incorporation of the Surviving Corporation will be amended so as to read in its entirety in the form set forth as Exhibit A hereto, and as so amended, will be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law. In addition, the Company and the Surviving Corporation will take all necessary action such that, at the Effective Time, the bylaws of the Surviving Corporation will be the bylaws of Acquisition Sub as in effect immediately prior to the Effective Time (other than with respect to the name thereof, which shall be changed to the name of the Company), and as so amended will be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.
(b) At the Effective Time, by virtue of the Merger, the directors of Acquisition Sub immediately prior to the Effective Time or such other individuals designated by Parent as of the Effective Time will become the directors of the Surviving Corporation, each to hold office, from and after the Effective Time, in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
(c) The officers of the Company immediately prior to the Effective Time will continue as the officers of the Surviving Corporation from and after the Effective Time and each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
ARTICLE II
CONVERSION OF SECURITIES IN THE MERGER
2.1. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Acquisition Sub, the Company or the holders of any of the following securities:
(a) Conversion of Shares. Each Share issued and outstanding immediately prior to the Effective Time (other than Shares to be cancelled or converted pursuant to Section 2.1(b) and Dissenting Shares) will be converted automatically into the right to receive $20.35 per Share (the “Merger Consideration”), payable net to each holder in cash, without interest, with the aggregate amount of such payment to each holder to be rounded to the nearest cent, subject to any withholding of Taxes required by applicable Law as provided in Section 2.4(d) or Section 2.5, upon surrender of the Certificates or Book-Entry Shares in accordance with Section 2.2. As of the Effective Time, all such Shares will no longer be outstanding and will automatically be cancelled and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration to be paid in accordance with Section 2.2.

(b) Cancellation of Treasury Shares and Parent-Owned Shares. Each Share held by the Company as treasury stock or held directly by Parent or Acquisition Sub (or any direct or indirect wholly owned subsidiaries of Parent or Acquisition Sub), in each case, immediately prior to the Effective Time, will be automatically cancelled and will cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof.
(c) Acquisition Sub Equity Interests. Each outstanding share of capital stock of Acquisition Sub held immediately prior to the Effective Time will be converted into and become one newly and validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.
2.2. Payment for Securities; Surrender of Certificates.
(a) Paying Agent. At or prior to the Effective Time, Parent will designate a reputable bank or trust company to act as the paying agent (the identity and terms of designation and appointment of which will be reasonably acceptable to the Company) for purposes of effecting the payment of the Merger Consideration in connection with the Merger in accordance with this Article II (the “Paying Agent”). Parent will cause to be paid the fees and expenses of the Paying Agent. At the Closing and substantially concurrently with the Effective Time, Parent will cause to be deposited with the Paying Agent the aggregate Merger Consideration to which holders of Shares (other than Shares to be cancelled or converted pursuant to Section 2.1(b) and Dissenting Shares) will be entitled at the Effective Time pursuant to this Agreement. Funds made available to the Paying Agent will, if Parent so elects, be invested by the Paying Agent, as directed by Parent, in short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the United States of America with maturities of no more than five days or in commercial paper obligations rated A-1 or P1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, pending payment thereof by the Paying Agent to the holders of Shares pursuant to this Section 2.2. The earnings from such investments will be the sole and exclusive property of Parent (or at its direction, the Surviving Corporation), and no part of such earnings will accrue to the benefit of holders of Shares.
(b) Procedures for Surrender.
(i) Certificates. As soon as practicable after the Effective Time (and in no event later than three (3) Business Days after the Effective Time), the Surviving Corporation will cause the Paying Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Shares represented by certificates (the “Certificates”), which Shares were converted into the right to receive the Merger Consideration at the Effective Time pursuant to this Agreement: (A) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Paying Agent, and will otherwise be in such form as Parent and the Paying Agent will reasonably agree; and (B) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 2.2(e)) in exchange for payment of the Merger Consideration. Upon surrender of a Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.2(e)) to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with delivery of a letter of transmittal, duly executed and in proper form, with respect to such Certificates, the holder of such Certificates will be entitled to receive the Merger Consideration for each Share formerly represented by such Certificates (less any required Tax withholdings as provided in Section 2.4(d) or Section 2.5), and any Certificate so surrendered will promptly be cancelled. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name any surrendered Certificate is registered, it will be a condition precedent of payment that the Certificate so surrendered be properly endorsed or be otherwise in proper form for transfer, and the Person requesting such payment will have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate so surrendered and will have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not required to be paid. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. Until surrendered as contemplated hereby, each Certificate will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Agreement, except for Certificates representing Dissenting Shares, which will be deemed to represent only the right to receive payment of the fair value of such Shares in accordance with and to the extent provided by Section 262 of the DGCL.

(ii) Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, each registered holder of non-certificated Shares represented by book-entry (“Book-Entry Shares”) will automatically upon the Effective Time be entitled to receive the Merger Consideration, and Parent will cause payment of the Merger Consideration with respect to Book-Entry Shares (less any required Tax withholdings as provided in Section 2.4(d) or Section 2.5) to be made to the person in whose name such Book-Entry Shares are registered promptly following the Effective Time (but in no event more than three (3) Business Days thereafter) without any action on the part of the person in whose name such Book-Entry Shares are registered. No interest will be paid or accrue on any portion of the Merger Consideration payable upon surrender of any Certificate (or affidavit of loss in lieu thereof in accordance with Section 2.2(e)) or in respect of any Book-Entry Share. Payment of the Merger Consideration with respect to Book-Entry Shares so surrendered will only be made to the Person in whose name such Book-Entry Shares are registered. No interest will be paid or accrued on any amount payable upon due surrender of Book-Entry Shares. Until paid or surrendered as contemplated hereby, each Book-Entry Share will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Agreement, except for Book-Entry Shares representing Dissenting Shares, which will be deemed to represent the right to receive payment of the fair value of such Shares in accordance with and to the extent provided by Section 262 of the DGCL.
(c) Transfer Books; No Further Ownership Rights in Shares. At the Effective Time, the stock transfer books of the Company will be closed and thereafter there will be no further registration of transfers of Shares on the records of the Company. From and after the Effective Time, the holders of Certificates and Book-Entry Shares outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Shares except as otherwise provided for herein or by applicable Law. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they will be cancelled and exchanged as provided in this Agreement.
(d) Termination of Fund; Abandoned Property; No Liability. Any portion of the funds (including any interest received with respect thereto) made available to the Paying Agent that remains unclaimed by the holders of Certificates or Book-Entry Shares on the first anniversary of the Effective Time will be returned to the Surviving Corporation or an Affiliate thereof designated by the Surviving Corporation, upon demand, and any such holder who has not tendered its Certificates or Book-Entry Shares for the Merger Consideration in accordance with Section 2.2(b) prior to such time will thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) for delivery of the Merger Consideration, without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 2.4(d) or Section 2.5, in respect of such holder’s surrender of their Certificates or Book-Entry Shares and compliance with the procedures in Section 2.2(b). Any portion of the Merger Consideration remaining unclaimed by the holders of Certificates or Book-Entry Shares immediately prior to the earlier of (i) the date five (5) years from the Closing Date and (ii) such time as such amounts would otherwise escheat to, or become property of, any Governmental Entity will, to the extent permitted by applicable Law, become the property of the Surviving Corporation or an Affiliate thereof designated by the Surviving Corporation, free and clear of any claim or interest of any Person previously entitled thereto. Notwithstanding the foregoing, none of Parent, Acquisition Sub, the Surviving Corporation, the Paying Agent or their respective Affiliates will be liable to any holder of a Certificate or Book-Entry Shares for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.2(a) to pay for Shares for which appraisal rights have been perfected will be returned to the Surviving Corporation, upon demand.
(e) Lost, Stolen or Destroyed Certificates. In the event that any Certificates have been lost, stolen or destroyed, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration payable in respect thereof pursuant to Section 2.1(a). Parent or the Paying Agent may, in their reasonable discretion and as a condition precedent to the payment of such Merger Consideration, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in a reasonable sum as it may reasonably direct as indemnity against any claim that may be made against Parent, Acquisition Sub, the Surviving Corporation or the Paying Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.3. Dissenting Shares.
(a) Notwithstanding anything in this Agreement to the contrary, Shares outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded statutory appraisal for such Shares in accordance with, and who complies in all respects with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) will not be converted into the right to receive the Merger Consideration. At the Effective Time, all Dissenting Shares will be cancelled and cease to exist, and the holders of Dissenting Shares will only be entitled to the rights granted to them under Section 262 of the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses his right to appraisal under Section 262 of the DGCL or other applicable Law, then the right of such holder to be paid the fair value of such Dissenting Shares will cease and such Dissenting Shares will be deemed to have been converted, as of the Effective Time, into and be exchangeable solely for the right to receive the Merger Consideration, without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 2.4(d) or Section 2.5.
(b) The Company will give Parent prompt notice (and in any event within forty-eight (48) hours) of any demands received by the Company for appraisal of Shares, withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by the Company relating to rights to be paid the fair value of Dissenting Shares, and Parent will have the right to participate in and direct all negotiations, proceedings and settlements with respect to such demands. Prior to the Effective Time, the Company will not, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle or compromise, any such demands, or agree to do any of the foregoing.
2.4. Treatment of Options, Restricted Stock Units and Company Equity Plans.
(a) At the Effective Time, each Company Option, whether or not vested, that is outstanding as of immediately prior to the Effective Time shall automatically and without any required action on the part of the holder thereof or the Company, be cancelled and be converted into the right to receive (without interest) an amount in cash equal to the product of (i) the total number of shares of Company Common Stock then underlying the Company Option and (ii) the excess, if any, of the Merger Consideration over the applicable exercise price per share of the Company Common Stock subject to such Company Option, less applicable Tax withholdings. Any Company Option that has a per share exercise price that is equal to or greater than the Merger Consideration will be cancelled as of the Effective Time for no consideration.
(b) At the Effective Time, each Company RSU, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time shall automatically and without any required action on the part of the holder thereof or the Company, be cancelled and be converted into the right to receive (without interest) an amount in cash equal to the product of (i) the total number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time, and (ii) the Merger Consideration, less applicable Tax withholdings.
(c) At the Effective Time, each outstanding Company PRSU, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time shall automatically and without any required action on the part of the holder thereof or the Company, be cancelled and be converted into the right to receive (without interest) an amount in cash equal to the product of (i) the total number of shares of Company Common Stock subject to such Company PRSU immediately prior to the Effective Time (with the applicable performance metrics deemed achieved immediately prior to the Effective Time at the greater of (A) target performance and (B) actual performance as of immediately prior to the Effective Time) and (ii) the Merger Consideration, less applicable Tax withholdings. The Compensation Committee of the Company Board shall determine the number of shares of Company Common Stock deemed to be earned under each Company PRSU at least three (3) Business Days prior to the Effective Time based on actual performance through the Closing Date.
(d) Payment by Surviving Corporation. The Surviving Corporation will, and Parent will cause the Surviving Corporation to, pay to the holders of Company Options, Company RSUs and Company PRSUs the amounts described in Section 2.4(a), Section 2.4(b) and Section 2.4(c) as promptly as practicable but in any event no later than the first regularly scheduled payroll date of the Surviving Corporation that is at least three (3) Business Days after the Closing Date; provided that such payments shall be made at such other time or times following the Effective Time consistent with the terms of the Company RSU or Company PRSU, as applicable, to the extent necessary to avoid the imposition of additional income tax under Section 409A of the Code. The foregoing payments will be less Taxes required to be withheld with respect to such payments.

(e) Board Actions. Prior to the Effective Time, the Company Board (or an authorized committee thereof) will adopt appropriate resolutions and take such other actions as are reasonably necessary and reasonably appropriate (and the Company shall use reasonable best efforts to obtain any required consents) to effectuate the provisions of this Section 2.4. Not later than three (3) Business Days prior to the Effective Time (or any earlier date by which such actions are required or proposed to be taken), the Company shall provide Parent with drafts of all notices, resolutions, consents and other written actions as may be required to effectuate the provisions of this Section 2.4 for Parent’s reasonable review and comment, and the Company shall not unreasonably omit incorporating any reasonable comments provided by Parent.
2.5. Withholding Rights The Company, Parent, Acquisition Sub, the Surviving Corporation and the Paying Agent, as the case may be (and any agent or Subsidiary thereof), will be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of applicable Law. To the extent that amounts are so deducted or withheld, such amounts will be paid to the appropriate Governmental Entity and treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. Notwithstanding anything to the contrary in this Agreement, all compensatory amounts subject to payroll reporting and withholding payable pursuant to or as contemplated by this Agreement will be paid through the applicable payroll system in accordance with applicable payroll procedures.
2.6. Adjustments. In the event that, between the date of this Agreement and the Effective Time, any change in the outstanding Shares occurs as a result of any stock split, reverse stock split, stock dividend (including any dividend or distribution of Equity Interests convertible into or exchangeable for shares of Company Common Stock), recapitalization, reclassification, combination, exchange of shares or other similar event, the Merger Consideration will be equitably adjusted to reflect such event and to provide to holders of Shares (as well as holders of Company Options, Company RSUs, Company PRSUs and other Equity Interests in the Company) the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.6 will be deemed to permit or authorize the Company to take any such action or effect any such change that it is not otherwise authorized or permitted to take pursuant to this Agreement (including Section 5.1).
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (a) as set forth in the separate disclosure letter delivered by the Company to Parent and Acquisition Sub (the “Company Disclosure Letter”) concurrent with the execution of this Agreement (with specific reference to the representations and warranties in this Article III to which the information in such schedule relates; provided, that disclosure in the Company Disclosure Letter as to a specific representation or warranty will qualify any other sections of this Agreement to the extent (notwithstanding the absence of a specific cross reference) it is reasonably apparent on the face of such disclosure that such disclosure should relate to such other sections), and (b) except with respect to Sections 3.1, 3.2, 3.3, 3.4, 3.5(a), 3.5(b), 3.5(d), 3.6(a)(ii), 3.7, 3.18 and 3.19, as otherwise disclosed or identified in the reports, schedules, forms, statements, registration statements, prospectuses and other documents, including any amendments thereto, in each case, filed or furnished to the SEC between January 1, 2024 and the date which is two (2) Business Days prior to the date hereof (the “Filed Company SEC Documents”) but excluding any information (other than statements of fact) in the “Risk Factors,” “Summary of Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” or “Quantitative and Qualitative Disclosures About Market Risk” sections of such Filed Company SEC Documents or other disclosures contained or referenced in such Filed Company SEC Documents of information, factors or risks that are predictive, cautionary or forward-looking in nature, the Company hereby represents and warrants to Parent and Acquisition Sub as follows:
3.1. Corporate Organization. Each of the Company and its Subsidiaries is a corporation or other legal entity duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, except with respect to the Company’s Subsidiaries where the failure to be in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and has the requisite corporate or organizational, as the case may be, power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted. Each of the Company and its Subsidiaries is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified, has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The copies of the Certificate of Incorporation (the “Company Charter”) and Bylaws (the “Company Bylaws”) of the Company, as most recently filed with the Filed Company SEC Documents, are true and complete copies of such documents as in effect as of the date of this Agreement. The Company is not in violation of any of the provisions of the Company Charter or the Company Bylaws. None of the Company’s Subsidiaries is in violation of any of the provisions of the comparable organizational documents of any of the Company’s Subsidiaries, copies of which have been made available to Parent, except, in each case, for any such violations that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.
3.2. Capitalization.
(a) The authorized capital stock of the Company consists of 200,000,000 shares of Company Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share (“Company Preferred Stock”). As of September 16, 2026 (the “Reference Date”), (i) 31,860,352 shares of Company Common Stock (other than treasury shares) were issued and outstanding, all of which were validly issued and fully paid, nonassessable and free of preemptive rights, (ii) 0 shares of Company Common Stock were held in the treasury of the Company or by its Subsidiaries, (iii) 685,000 shares of Company Common Stock were subject to outstanding Company Options, (iv) 1,192,908 shares of Company Common Stock were subject to outstanding Company RSUs, (v) 324,065 shares of Company Common Stock were subject to outstanding Company PRSUs (at target), and (vi) no shares of Company Preferred Stock were issued and outstanding. Except for such Company Options, Company RSUs and Company PRSUs, there are no options, restricted stock awards, warrants or other rights, agreements, arrangements or commitments of any character to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound relating to the issued or unissued capital stock or other Equity Interests of the Company, or securities convertible into or exchangeable for such capital stock or other Equity Interests, or obligating the Company to issue or sell any, or make any payment based on the value of, shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, the Company. Since the Reference Date and prior to the date of this Agreement, except for the issuance of shares of Company Common Stock pursuant to the exercise, vesting or settlement of Company Options, Company RSUs or Company PRSUs that were outstanding as of the Reference Date in accordance with their terms, the Company has not issued any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock or other Equity Interests.
(b) Section 3.2(b) of the Company Disclosure Letter sets forth, as of the Reference Date, each outstanding Company Option, Company RSU and Company PRSU and to the extent applicable, the holder thereof, the holder’s country of residence, the grant date thereof, the number of shares issuable thereunder or subject thereto, the exercise price or purchase price and expiration date thereof, the current vesting status or vesting terms as of the Reference Date, and with respect to each holder who resides outside the United States, whether the cash-out of such award pursuant to Section 2.4 would result in any obligation of the Company or any of its Subsidiaries to pay employer social security contributions, employer national insurance contributions or similar employer-side payroll Taxes in the applicable jurisdiction and the Company’s good-faith estimate of the aggregate amount of such employer-side liability in each such jurisdiction. Each Company Option, Company RSU and Company PRSU (i) has been granted pursuant to a Company Equity Plan, and (ii) has been granted in material compliance with all applicable Laws and the requirements of the applicable Company Equity Plan. The treatment of Company Options, Company RSUs and Company PRSUs contemplated by Section 2.4 is permitted by, and may be effected in accordance with, the terms and conditions of the applicable Company Equity Plan and the applicable award agreements governing such Company Options, Company RSUs and Company PRSUs. All Shares subject to issuance under the applicable Company Equity Plan, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.
(c) There are no outstanding contractual obligations of the Company or any of its Subsidiaries (i) restricting the transfer of, (ii) affecting the voting rights of (including any voting trusts or proxies), (iii) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (iv) requiring the registration for sale of, or (v) granting any preemptive or antidilutive right with respect to, any shares of Company Common Stock or any capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries. The Company does not have in place, nor is it subject to, a stockholder rights plan, “poison pill” or similar plan or instrument. There are no accrued and unpaid dividends with respect to any shares of Company Common Stock or other Equity Interests of the Company.
(d) Section 3.2(d) of the Company Disclosure Letter sets forth a true and complete list of all of the Subsidiaries of the Company and the authorized, issued and outstanding Equity Interests of each such Subsidiary. None of the Company or any of its Subsidiaries holds an Equity Interest in any other Person. Each outstanding share of capital stock of or other Equity Interest in each Subsidiary of the Company is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and is owned, beneficially and of record, by the Company or one or more of its wholly owned Subsidiaries free and clear of all Liens, other than Permitted Liens. There are no options, warrants or other rights, agreements, arrangements or commitments of any character to which any Subsidiary of the Company is a party or by which any Subsidiary of the Company is bound relating to the issued or unissued capital stock or other Equity Interests of such Subsidiary, or securities convertible into or exchangeable for such capital stock or other Equity Interests, or obligating any Subsidiary of the Company to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, such Subsidiary. There are no outstanding contractual obligations of the Company or any of its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary of the Company or any other Person, other than guarantees by the Company of any indebtedness or other obligations of any wholly owned Subsidiary of the Company.
3.3. Authority; Execution and Delivery; Enforceability.
(a) The Company has all necessary power and authority to execute and deliver this Agreement and each other agreement contemplated hereby to which it is or, pursuant to the terms hereof, will be a party, to perform and comply with each of its obligations under this Agreement and such other agreements and, subject to the receipt of the Requisite Stockholder Approval solely with respect to the Merger, to consummate the Transactions. The execution and delivery by the Company of this Agreement and such other agreements, the performance and compliance by the Company with each of its obligations herein and therein, and the consummation by it of the Transactions have been duly authorized by all necessary corporate action on the part of the Company, subject to receipt of the Requisite Stockholder Approval solely with respect to the Merger, and no other corporate proceedings on the part of the Company and no other stockholder votes are necessary to authorize this Agreement or the consummation by the Company of the Transactions. The Company has duly and validly executed and delivered this Agreement and each other agreement contemplated hereby to which it is a party and, assuming the due authorization, execution and delivery by Parent and Acquisition Sub of this Agreement and such other agreements, this Agreement and such other agreements each constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally, rules of Law governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in a proceeding of law or in equity) or by the discretion of any Governmental Entity before which any Proceeding seeking enforcement may be brought (the “Bankruptcy and Equitable Exceptions”).
(b) Subject to the accuracy of Section 4.8, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar Law are not applicable to this Agreement and the Transactions, including the Merger. To the Knowledge of the Company, no Takeover Law applies to the Merger or the other Transactions.
(c) The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock (the “Requisite Stockholder Approval”) is the only vote of the holders of any class or series of the Company’s capital stock necessary under applicable Law and the Company’s certificate of incorporation and bylaws to adopt, approve, or authorize this Agreement and consummate the Merger, and other transactions contemplated hereby in their capacity as stockholders of the Company. No other vote of the holders of any Equity Interests of the Company is necessary to consummate the Transactions, including the Merger.
(d) The Company Board, at a meeting duly called and held at which all members of the Company Board were present, unanimously adopted resolutions (i) determining that this Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Company and its stockholders, (ii) approving and declaring advisable this Agreement and the Transactions, including the Merger, (iii) directing that this Agreement be submitted to the stockholders of the Company for its adoption, (iv) making the Company Board Recommendation, (v) rendering the limitations on business combinations contained in Section 203 of the DGCL inapplicable to the Merger, this Agreement, the Voting Agreements, the other agreements contemplated hereby and thereby, and the Transactions, and (vi) electing that the Merger and the transactions contemplated by the Voting Agreements not be subject to any Takeover Laws, which resolutions have not been rescinded, modified or withdrawn in any way.
(e) The Company has not taken any action, or failed to take any action, that would result in the termination of, or excuse any party thereto (other than Parent) from performing its obligations under, any Voting Agreement.
3.4. No Conflicts.
(a) The execution and delivery of this Agreement, and the consummation of the Transactions, does not and will not, and the performance of this Agreement or the other agreements contemplated hereby, including the Merger, by the Company will not, (i) assuming the Requisite Stockholder Approval is obtained, conflict with or violate any provision of the Company Charter or the Company Bylaws or any equivalent organizational documents of any Subsidiary of the Company, (ii) assuming that all consents, approvals, authorizations and permits described in Section 3.4(b) have been obtained and all filings and notifications described in Section 3.4(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iii) require any consent or approval under, result in any breach of or any loss of any benefit or right under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under, give to others any right of termination, vesting, amendment, acceleration or cancellation of, result in the triggering of any payment or other obligations under, or result in the creation of a Lien on any property or asset or Equity Interests of the Company or any of its Subsidiaries pursuant to, any Contract or Permit to which the Company or any of its Subsidiaries is party, except, with respect to clauses (ii) and (iii) for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b) The execution and delivery of this Agreement by the Company does not and will not, and the consummation by the Company of the Transactions and compliance by the Company and its Subsidiaries, as applicable, with any of the terms or provisions hereof and the other agreements governing the Transactions will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) under the Exchange Act and the rules and regulations of the NYSE, (ii) as set forth on Section 3.4(b) of the Company Disclosure Letter, (iii) the filing and recordation of the Certificate of Merger as required by the DGCL, and (iv) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
3.5. SEC Documents; Financial Statements; Undisclosed Liabilities; Fairness.
(a) The Company has timely filed or furnished all reports, schedules, forms, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Company with the SEC under the Securities Act or the Exchange Act since December 31, 2023 (the reports, schedules, forms, statements, registration statements, prospectuses and other documents filed or furnished to the SEC and those filed or furnished to the SEC subsequent to the date of this Agreement, including any amendments thereto, the “Company SEC Documents”). No Subsidiary of the Company is required to make any filings with the SEC or any comparable regulator in any other jurisdiction. All fees required to be paid to the SEC with respect to the Company SEC Documents have been paid in full.
(b) As of its respective filing date (or, if amended or superseded prior to the Reference Date, on the date of such filing) each Company SEC Document complied, or if not yet filed or furnished will comply, in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document and did not, or if not yet filed or furnished will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since December 31, 2023, the Company has not received any written comments from the SEC staff that remain unresolved or any written inquiry from the SEC regarding any potential material violation of securities Laws.
(c) The consolidated financial statements of the Company included in the Filed Company SEC Documents (including, in each case, any notes or schedules thereto) (the “Filed Company SEC Financial Statements”) fairly present, in all material respects, the financial condition and the results of operations, cash flows and changes in stockholders’ equity of the Company and its Subsidiaries (on a consolidated basis) as of the respective dates of and for the periods referred to in the Filed Company SEC Financial Statements, and were prepared, or if not yet filed or furnished will be prepared, in accordance with GAAP consistently applied during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), subject, in the case of unaudited Filed Company SEC Financial Statements, to normal year-end adjustments and the absence of notes, none of which are material, either individually or in the aggregate. At all times since December 31, 2023, the books and records of the Company and its Subsidiaries have been maintained in all material respects in accordance with GAAP and applicable Law.
(d) Each of the principal executive officer and the principal financial officer of the Company has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act or Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (“SOX”) and the rules and regulations of the SEC promulgated thereunder with respect to the Company SEC Documents, and the statements contained in such certifications were true and correct as of the date made and remain true and correct. For purposes of the preceding sentence hereof, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX. Neither the Company nor any of its Subsidiaries has outstanding, or has arranged any outstanding, “extensions of credit” to directors or executive officers within the meaning of Section 402 of SOX. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act, which such controls and procedures are effective to ensure that all material information concerning the Company and its Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company SEC Documents.
(e) Since December 31, 2023, none of the Company, its Subsidiaries or, to the Knowledge of the Company, the Company’s and its Subsidiaries’ independent registered accountant has identified or been made aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Company, (ii) any fraud, whether or not material, that involves the management or other employees of the Company or any of its Subsidiaries who have a significant role in the Company’s preparation of financial statements or internal control over financial reporting, or (iii) any claim or allegation regarding any of the foregoing. The Company, based on its most recent evaluation of internal control over financial reporting, has not identified any significant deficiencies or material weaknesses in the design or operation of its internal control over financial reporting. Since December 31, 2023, neither the Company nor any of its Subsidiaries has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any written complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices. For purposes of this Section 3.5(e), the terms “significant deficiency” and “material weakness” shall have the meanings assigned to them in the Release 2004-001 of the Public Company Accounting Oversight Board, as in effect on the date hereof.
(f) The Company and its Subsidiaries do not have any liabilities or obligations of any nature (whether absolute or contingent, asserted or unasserted, known or unknown, primary or secondary, direct or indirect, and whether or not accrued), whether or not required by GAAP to be reflected or reserved on a consolidated balance sheet of the Company (or the notes thereto), except (i) as disclosed, reflected or reserved against in the most recent audited balance sheet included in the Filed Company SEC Financial Statements or the notes thereto, (ii) for liabilities and obligations incurred in the ordinary course of business since the date of the most recent balance sheet included in the Filed Company SEC Financial Statements (none of which arises out of or relates to any breach of contract, breach of warranty, tort, infringement, Proceeding or violation of Law),

(iii) for liabilities and obligations arising out of or in connection with this Agreement, the Merger or the Transactions and (iv) for liabilities and obligations that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.
(g) Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet, partnership or any similar contract or arrangement (including any contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand) or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC).
3.6. Absence of Certain Changes or Events.
(a) Since December 31, 2025 through the date of this Agreement, (i) the Company and its Subsidiaries have conducted their businesses in all material respects in the ordinary course and in a manner consistent with past practice and (ii) there has not been any change, event, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.
(b) Since December 31, 2025 through the date of this Agreement, neither the Company nor any of its Subsidiaries has taken any action that would have constituted a breach of, or required Parent’s consent pursuant to, Section 5.1(c), 5.1(d), 5.1(f), 5.1(g), 5.1(h), 5.1(i), 5.1(k), 5.1(l), 5.1(n), 5.1(o), 5.1(q), 5.1(r) or 5.1(s), or Section 5.1(x) with respect to any of the foregoing, in each case, were such an action to be taken after the date hereof.
3.7. Proxy Statement. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement or any other document required to be filed by the Company with the SEC in connection with the Merger (collectively, the “Company Disclosure Documents”) will, at the time such Company Disclosure Document or any amendment or supplement thereto is filed with the SEC, the date it is first mailed or disseminated to holders of Shares and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company to statements made therein based on information supplied by or on behalf of Parent or Acquisition Sub for inclusion or incorporation by reference therein). The Company Disclosure Documents will comply as to form in all material respects with the requirements of the Exchange Act and other applicable Law.
3.8. Legal Proceedings and Orders. There are no, and since January 1, 2023, there have been no, Proceedings pending or threatened in writing or, to the Knowledge of the Company, threatened otherwise, against the Company or any of its Subsidiaries or any of their respective assets or properties or any of the officers or directors of the Company (in their capacity as such), except, in each case, for those that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor any of their respective assets or properties is or are subject to any Order, except for those that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect nor is the Company, any of its Subsidiaries or, to the Knowledge of the Company, any director, officer, employee or independent contractor of the foregoing (in their capacity as such), under investigation by any Governmental Entity except for those that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. There is no Order enjoining or requiring the Company or any of its Subsidiaries to take any action of any kind with respect to its business, assets or properties except for those that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.
3.9. Compliance with Laws.
(a) Neither the Company nor any of its Subsidiaries nor any of their respective directors, officers, Affiliates, employees, nor, to the Knowledge of the Company, any of their agents is, or since April 24, 2019, has been, a Sanctions Target. The Company and its Subsidiaries are, and in the past five (5) years (or, in the case of Sanctions, since April 24, 2019), have at all times been, in compliance in all material respects with International Trade Laws. Neither the Company nor any of its Subsidiaries nor any of their respective directors, officers, Affiliates, employees, nor, to the Knowledge of the Company, any agents has engaged in, nor is now engaged in, any dealings or transactions with or for the benefit of any Sanctions Target or in any Sanctioned Country, in each case directly or indirectly, including through any of their distributors, agents or other persons acting on their behalf.
(b) The operations of the Company and its Subsidiaries are and, in the past five (5) years, have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations, or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”).
(c) The Company has not received written or, to the Knowledge of the Company, verbal notice of any action, suit, proceeding or investigation against it with respect to International Trade Laws or Money Laundering Laws from any Governmental Entity at any time in the past five years (or, in the case of Sanctions, since April 24, 2019).
(d) The Company, its Subsidiaries and their respective officers, directors, employees, and, to the Knowledge of the Company, their other Representatives are in compliance in all material respects with and in the past five (5) years have complied in all material respects with (i) the U.S. Foreign Corrupt Practices Act of 1977, as amended, (ii) the UK Bribery Act 2010, (iii) the Corruption of Foreign Public Officials Act (Canada) and (iv) the provisions of all anti-bribery and anti-corruption Laws of each jurisdiction in which the Company and its Subsidiaries operate or have operated and in which any agent thereof is conducting or has conducted business involving the Company or any of its Subsidiaries (collectively, “Anti-Corruption Laws”). Without limiting the foregoing, in the past five (5) years, none of the Company, any of its Subsidiaries or their respective officers, directors, employees or, to the Knowledge of the Company, any other Representatives have paid, received, offered or promised to pay, or authorized or ratified the payment, directly or indirectly, of any monies or anything of value to or from any Government Official or any other Person for the purpose of improperly influencing any act or decision of such official or of any Governmental Entity or Person to obtain or retain business, or direct business to any Person or to secure any other improper benefit or advantage in each case in violation in any material respect of the Anti-Corruption Laws. None of the Company, any of its Subsidiaries or, their respective officers, directors or employees, or, to the Knowledge of the Company, any other Representatives has been the subject of any investigations, reviews, audits, or inquiries by a Governmental Entity related to Anti-Corruption Laws, and no investigation, review, audit, or inquiry by any Governmental Entity or any other Person with respect to Anti-Corruption Laws is pending or threatened. Each of the Company and its Subsidiaries have in place compliance policies, procedures and internal controls reasonably calculated to ensure compliance with all Anti-Corruption Laws, Money Laundering Laws and International Trade Laws.
(e) The Company and each of its Subsidiaries is, and at all times since January 1, 2023 has been, in compliance with all applicable Laws, except where the failure to be in compliance has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since January 1, 2023, none of the Company or any of its Subsidiaries has been given written notice or, to the Knowledge of the Company, other notice of any unresolved violation of any Law, except, in each case, for any such violation that has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
3.10. Permits. The Company and each of its Subsidiaries have, and at all times since January 1, 2023 have held, all required governmental licenses, permits, certificates, approvals, clearances, registrations, product listings, billing and authorizations (“Permits”) necessary for the conduct of their business and the use of their properties and assets, as presently conducted and used or as conducted and used at such time, as applicable, and each of the Permits is valid, subsisting and in full force and effect, and no suspension or cancellation of any of the Permits is pending, threatened in writing or, to the Knowledge of the Company, threatened verbally, except where the failure to have or maintain such Permit, individually or in the aggregate, has not had and would not reasonably be expected to have, a Company Material Adverse Effect. The operation of the Company and its Subsidiaries as currently conducted is not, and has not been since January 1, 2023, in violation of, nor is the Company or its Subsidiaries in default or violation under, any Permit (except for such past violation or default as has been remedied and imposes no continuing obligations or costs on the Company or its Subsidiaries), except where such default or violation of such Permit, individually or in the aggregate, has not had and would not reasonably be expected to have, a Company Material Adverse Effect. There are no actions pending, threatened in writing or, to the Knowledge of the Company, threatened verbally, that seek the revocation, cancellation or modification of any Permit, except where such revocation, cancellation or modification, individually or in the aggregate, has not had and would not reasonably be expected to have, a Company Material Adverse Effect.
3.11. Employee Benefit Plans.
(a) Section 3.11(a) of the Company Disclosure Letter sets forth a true and complete list of all material Company Benefit Plans (other than any employment contracts or consultancy agreements for employees or consultants who are natural persons that (i) are terminable by the Company or any of its Subsidiaries “at will” and do not provide for severance benefits or other termination-related payments or benefits or (ii) are in all material respects consistent with a standard form previously made available to Parent where the severance period or required notice of termination provided is not in excess of sixty (60) days or such longer period as is required by applicable Law).
(b) With respect to each Company Benefit Plan required to be identified on Section 3.11(a) of the Company Disclosure Letter, copies of the following have been made available to Parent (to the extent applicable to such Company Benefit Plan): (i) the current plan document and all amendments thereto, or, in the case of an unwritten Company Benefit Plan, a written description thereof; (ii) all trust agreements, insurance contracts, and annuity contracts serving as funding vehicles for such Company Benefit Plan, in each case, as currently in effect; (iii) the most recent summary plan description, and any summaries of material modifications related thereto, distributed to participants in such Company Benefit Plan; (iv) the most recent annual report on Form 5500 (and all schedules and attachments thereto) required to be filed with respect to such Company Benefit Plan; (v) if such Company Benefit Plan is intended to be qualified under Section 401(a) of the Code, the most recent determination, opinion or advisory letter received from the IRS; and (vi) all material non-routine correspondence to or from any Governmental Entity relating to such Company Benefit Plan since January 1, 2023.
(c) Each Company Benefit Plan has been established, maintained, funded, operated, and administered in all material respects in accordance with its terms and in compliance with all applicable Laws. To the Knowledge of the Company, no other party to any Company Benefit Plan is in material breach or material default thereunder.
(d) Each Company Benefit Plan which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS as to its qualified status or utilizes a prototype or volume submitter plan document that is the subject of a favorable opinion or advisory letter issued by the IRS to the sponsor of such prototype or volume submitter plan, and, to the Company’s Knowledge, no fact or event has occurred that would reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan or the exempt status of any trust associated therewith.
(e) Except as would not reasonably be expected to result in a material liability to the Company or any of its Subsidiaries, none of the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any other Person has engaged in a non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Company Benefit Plan that is subject to ERISA or the Code.
(f) No material claim or Proceeding has been brought, threatened in writing or, to the Knowledge of the Company, threatened verbally, against or with respect to any Company Benefit Plan, including any audit or inquiry by any Governmental Entity (other than routine benefits claims, appeals of such claims, and domestic relations order Proceedings).
(g) Neither the Company nor any of its Subsidiaries has incurred, or is reasonably expected to be subject to, any material Tax or penalty under Section 4980B, 4980D, 4980H, 6721 or 6722 of the Code.
(h) None of the Company, any of its Subsidiaries, or any Company ERISA Affiliate has, at any time during the past six (6) years, sponsored, maintained, contributed to or been obligated to contribute to, and none of the Company, any of its Subsidiaries, or any Company ERISA Affiliate has any actual or contingent liability or obligation under or with respect to (i) any “defined benefit plan” (as defined in Section 3(35) of ERISA) or other plan that is or was subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code, (ii) except as set forth on Section 3.11(h)(ii) of the Company Disclosure Letter, any “multiemployer plan,” as defined in Section 3(37) of ERISA, (iii) any “multiple employer welfare arrangement,” as defined in Section 3(40) of ERISA, or (iv) any “multiple employer plan” within the meaning of Section 413(c) of the Code or Section 210 of ERISA. Neither the Company nor any of its Subsidiaries is bound by any contract or has any liability or obligation described in Section 4204 of ERISA. With respect to each multiemployer plan required to be identified on Section 3.11(h)(ii) of the Company Disclosure Letter, (A) none of the Company, any of its Subsidiaries, or any Company ERISA Affiliate has incurred or could reasonably be expected to incur (whether or not liability has been assessed), a complete withdrawal or a partial withdrawal (within the meaning of Title IV of ERISA) except as described on Section 3.11(h)(ii)(A) of the Company Disclosure Letter; (B) all contributions and payments (including installments) required to be made by the Company, any of its Subsidiaries, or any Company ERISA Affiliate have been timely made in all material respects; and (C) the Company has provided to Parent any estimates of withdrawal liability the Company has received in the past three years.
(i) Neither the execution of this Agreement nor the consummation of the Transactions (alone or in conjunction with any other event) would reasonably be expected to (i) entitle any current or former director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries to any compensation or benefit (including any transaction bonus, retention bonus or severance pay) under any of the Company Benefit Plans or otherwise, (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) or increase of compensation or benefits under any of the Company Benefit Plans or otherwise, (iii) directly or indirectly cause or require the Company to transfer or set aside any assets to fund any benefits under any Company Benefit Plan, (iv) result in any restriction on the right of the Company or any of its Subsidiaries or, after the consummation of the Merger or the Transactions, the Surviving Corporation, to merge, amend or terminate any Company Benefit Plan, or (v) directly or indirectly, result in the payment of any “excess parachute payment” within the meaning of Code Section 280G or in the imposition of an excise Tax under Section 4999 of the Code.
(j) No Company Benefit Plan provides, and neither the Company nor any of its Subsidiaries has promised to provide, post-employment, retiree or post-service medical or life insurance benefits to any current or former director, officer, employee or individual independent contractor or any of their dependents, other than as required by Section 4980B of the Code or similar applicable Law and for which the recipient pays the full cost of coverage.
(k) Each Company Benefit Plan that constitutes a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) has been operated and maintained, in form and operation, in material compliance with Section 409A of the Code and applicable guidance of the Department of Treasury and the IRS. Neither the Company nor any of its Subsidiaries maintain any obligation to gross-up, indemnify or otherwise reimburse any individual with respect to any additional Tax imposed under Section 409A or 4999 of the Code or otherwise.
(l) (i) Each Company Benefit Plan that is subject to the Laws of a jurisdiction other than the United States (each such plan, a “Non-U.S. Company Benefit Plan”) that is required to be registered has been registered and, except as would not reasonably be expected to result in a material liability to the Company or any of its Subsidiaries, has been maintained in good standing with applicable regulatory authorities and has been funded, operated and administered in accordance with applicable Laws and applicable Collective Bargaining Agreements; (ii) except as set forth on Section 3.11(l)(ii) of the Company Disclosure Letter, no Non-U.S. Company Benefit Plan is a defined benefit plan (as defined in ERISA, whether or not subject to ERISA or under applicable Laws) or a multi-employer pension plan under applicable Laws and no liability has been or may be imposed on the Company and its Subsidiaries under section 144 of the Pension Schemes Act 1993 or sections 75 or 75A of the Pensions Act 1995 (or any equivalent provision relating to a public service pension scheme) to make any payment to any UK occupational pension scheme; and (iii) except as set forth on Section 3.11(l)(iii) of the Company Disclosure Letter, no material unfunded or underfunded liabilities exist with respect to any Non-U.S. Company Benefit Plan. To the Knowledge of the Company, no event has occurred that would reasonably be expected to adversely affect the registered status of any Non-U.S. Company Benefit Plan. The Company and its Subsidiaries have timely made all payments (including contributions, insurance premiums, levies, debts, taxes and expenses) required to have been made by them with respect to any Non-U.S. Company Benefit Plan and to any plan or arrangement.

(m) The Company and its Subsidiaries have at all times complied with its obligations under Part 1 of the Pensions Act 2008 and no regulatory action or claims have been or, are likely to be, taken or raised in respect of those duties.
(n) No employee (as defined in the Transfer of Undertakings (Protection of Employment) Regulations 1981 or 2006) of the Company or any Subsidiary whose employment has previously transferred to the Company or the relevant Subsidiary under those regulations has a right to (i) enhanced benefits on redundancy or on early retirement or (ii) a set amount of employer contributions that is higher than has been disclosed to Parent.
(o) No contribution notice, financial support direction or restoration order (as defined in sections 38 to 56 of the Pensions Act 2004) has been issued which relates or refers to Company or any Subsidiary or to any current or former director, officer, employee or worker of Company or any Subsidiary and there are no circumstances (including Closing) which could or might result in such a notice, direction or order being issued.
3.12. Employee and Labor Matters.
(a) (i) Neither the Company nor any of its Subsidiaries is a party to, bound by, or otherwise subject to, a Collective Bargaining Agreement and no such agreement is being negotiated by the Company or any of its Subsidiaries and (ii) no employee of the Company or any of its Subsidiaries is represented by a Union and (iii) except as set forth in Section 3.12(a)(iii) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is subject to (A) any mandatory information, consultation or co-determination rights (including any requirement to inform or consult with any works council, trade union, employee representative body or similar body) in connection with the execution of this Agreement or the consummation of the Transactions, or (B) any consent, agreement or approval that must be obtained prior to the consummation of the Transactions. Since January 1, 2023, with respect to any employee of the Company and its Subsidiaries, there have not been, and there are no pending, threatened in writing or, to the Knowledge of the Company, verbally threatened (a) representation or certification proceedings or unfair labor practice complaints, grievance or charges brought before or filed with the National Labor Relations Board or any other applicable tribunal or authority, (b) Union organizing efforts or campaigns or petition for certification of recognition by a Union or (c) labor strikes, disputes, lockouts, slowdowns, stoppages, picketing, or other organized work interruption or material labor-related grievances.
(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are, and at all times since January 1, 2023 have been, in compliance with all applicable Laws respecting employment and employment practices, including all Laws respecting terms and conditions of employment, human rights, health and safety, all forms of remuneration and wage payment (including overtime and minimum wage) and withholding and deductions, holiday pay, wages and hours, working time obligations more generally, child labor, immigration and work authorizations, background checks and drug testing, classification and payment of employees and independent contractors, pay equity, non-harassment and non-retaliation in employment, statutory leaves (including family and medical leaves), occupational health and safety, employment discrimination, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, social welfare obligations, language of work and unemployment insurance. The Company and each of its Subsidiaries has complied in all material respects with all obligations to inform and consult with any works council, trade union, employee representative body or similar body (including any such obligations under applicable Law or pursuant to any Collective Bargaining Agreement or other Contract), and no current or past non-compliance subsists or, to the Knowledge of the Company, has been threatened. There are not, and since January 1, 2023, there have not been, any Proceedings pending, threatened in writing or, to the Knowledge of the Company, threatened verbally, by or before any Governmental Entity against or affecting the Company or any of its Subsidiaries, concerning employment-related matters or brought by or on behalf of any current or former applicant, employee or independent contractor of the Company or any of its Subsidiaries, except, in each case, for those that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.
(c) To the Knowledge of the Company, no Person has been laid off or terminated but retains recall or reinstatement rights pursuant to applicable Laws.

(d) Neither the Company nor any of its Subsidiaries has, since January 1, 2023, taken any action that would constitute a “Mass Layoff” or “Plant Closing” or collective dismissal within the meaning of, or would otherwise trigger notice requirements or liability under, the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar Law (the “WARN Act”).
(e) Since January 1, 2023, neither the Company nor any of its Subsidiaries (i) has been found in violation in any material respect of any Laws relating to occupational health and safety, (ii) is or has been a party to, or otherwise bound by, any material consent decree with, or material citation or Order by, any Governmental Entity relating to current or former employees or employment practices, or (iii) is or has been subject to any material audit or investigation by the Occupational Safety and Health Administration, the Department of Labor, U.S. Citizenship and Immigration Services, or any comparable Governmental Entity, or subject to material fines, penalties, or assessments associated with such audits or investigations.
(f) The Company and its Subsidiaries are duly registered and in good standing with the applicable workers’ compensation boards as required by applicable Laws. There are no material outstanding assessments, penalties, fines, liens, charges, surcharges, or other amounts due or owing pursuant to any workplace safety and insurance legislation and neither the Company nor any of its Subsidiaries has been reassessed in any material respect under such legislation since January 1, 2023. There are no claims or potential claims which may materially adversely affect the accident cost experience of the Company or any of its Subsidiaries.
(g) True and complete information as to the name, employing entity, location of work, current job title, terms and conditions of employment and annual base compensation for all current employees of the Company and its Subsidiaries has been provided to Parent. Except as set forth on Section 3.11(i) and Section 3.11(j) of the Company Disclosure Letter, none of the employees of the Company or any of its Subsidiaries are entitled to any rights, whether legal, contractual, customary or other, with regard to the termination of their employment for any reason including redundancy and/or retirement (such as the right to increased severance indemnity, extended prior notice, or termination only for specific reasons) other than the minimum rights provided by applicable law. The Company and its Subsidiaries do not have any practice of paying enhanced indemnities in case of termination of employment for any reason whatsoever, including redundancy or retirement. To the Knowledge of the Company, as of the date hereof, no current executive, key employee or group of employees has given notice of termination of employment or otherwise disclosed plans to terminate employment with the Company or any of its Subsidiaries within the twelve (12)-month period following the date hereof. No executive or key employee of the Company or any of its Subsidiaries is employed under a non-immigrant work visa or other work authorization that is limited in duration and all foreign employees have been properly equipped with valid work and residence permits. Since January 1, 2023, no current or former employee or independent contractor has notified the Company or any Subsidiary of an allegation of sex-based discrimination, sexual harassment or sexual misconduct by any director, officer, executive, manager, or supervisor of the Company or any of its Subsidiaries and, to the Knowledge of the Company, no director, officer, or executive of the Company or any of its Subsidiaries has been subject to any such allegation. Neither the Company nor any of its Subsidiaries is party to a material settlement agreement with any director, officer, executive, manager, or supervisor of the Company or any of its Subsidiaries that arises primarily out of material allegations of sexual harassment by any such director, officer, or executive of the Company or any of its Subsidiaries.
3.13. Environmental Matters. Except as has not had, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a) The Company and each of its Subsidiaries (i) is in, and at all times since January 1, 2023, has been in, compliance with all, and is not subject to any liability with respect to noncompliance with any, applicable Environmental Laws, (ii) has and holds all Environmental Permits necessary for the conduct of their business and the ownership, operation or use of their properties and assets, as currently conducted and used and as conducted or used since January 1, 2023, and (iii) is in, and at all times since January 1, 2023 has been in, material compliance with their respective Environmental Permits.
(b) There are no Environmental Claims pending, threatened in writing nor, to the Knowledge of the Company, threatened verbally against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any written notice or Order regarding any violation of or liability under any

Environmental Law, including but not limited to any notification of any allegation of actual or potential responsibility for any Release or threatened Release of any Hazardous Materials and any notification or request for information under Section 104(e) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq.
(c) Neither the Company nor any of its Subsidiaries, nor any third party, has treated, stored, disposed of, arranged for disposal of, transported, handled, managed, manufactured, repaired, installed, distributed, exposed any Person to, or Released, any Hazardous Materials, including at, under or from the Company Owned Real Property or the Company Leased Real Property (or any other real property now or formerly leased, owned or operated by the Company or any of its Subsidiaries), in each case so as to give rise to any material liability of the Company or any of its Subsidiaries pursuant to Environmental Laws.
(d) None of the Company or any of its Subsidiaries (i) has entered into or agreed to any consent decree or consent order or is otherwise subject to any judgment, decree, or judicial or administrative order relating to compliance with Environmental Laws, Environmental Permits or to the investigation, remediation, response, removal or cleanup of Hazardous Materials and no Proceeding is pending, threatened in writing or, to the Knowledge of the Company, threatened verbally with respect thereto, or (ii) is an indemnitor by contract or otherwise or has assumed any liability of any third party under any Environmental Law or otherwise relating to any Hazardous Materials.
(e) The Company has made available all material environmental assessments, audits, reports and other material environmental, worker health and safety documents relating to the Company or any of its Subsidiaries that are in the Company’s or its Subsidiaries’ possession or under its reasonable control, including documents that regard the compliance of the Company or any of its Subsidiaries with Environmental Laws or the environmental condition of any of the Company Owned Real Property or Company Leased Real Property or any other real property currently or formerly owned or operated by the Company or any of its Subsidiaries.
3.14. Real Property; Title to Assets.
(a) Section 3.14(a) of the Company Disclosure Letter sets forth a true and complete list of all real property owned in fee by the Company or any of its Subsidiaries (collectively, the “Company Owned Real Property”) and the address for each Company Owned Real Property. The Company or any of its Subsidiaries, as the case may be, holds good and valid fee title to the Company Owned Real Property, free and clear of all Liens, except for Permitted Liens. All buildings, structures, improvements and fixtures located on the Company Owned Real Property are in a state of good operating condition and repair in all material respects and are sufficient for the continued conduct of business in the ordinary course, subject to reasonable wear and tear.
(b) Section 3.14(b) of the Company Disclosure Letter sets forth (i) a true and complete list of all real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries (collectively, the “Company Leased Real Property”), (ii) the address for each parcel of Company Leased Real Property, and (iii) a description of the applicable lease, sublease or other agreement therefore and any and all amendments and modifications relating thereto. No Company Lease Agreement is subject to any Lien, including any right to the use or occupancy of any Company Leased Real Property, other than Permitted Liens.
(c) The Company Owned Real Property and the Company Leased Real Property are referred to collectively herein as the “Company Real Property”. The Company Real Property constitutes all of the real property owned, leased, subleased or otherwise occupied by the Company or any of its Subsidiaries. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) each parcel of Company Real Property is in compliance with all existing Laws applicable to such Company Real Property, and (B) neither the Company nor any of its Subsidiaries has received written notice of any Proceedings in eminent domain, condemnation or other similar Proceedings that are pending or threatened in writing, and to the Company’s Knowledge there are no such Proceedings verbally threatened, affecting any portion of the Company Real Property.
(d) The Company or a Subsidiary of the Company has good and marketable title to, or a valid and binding leasehold or other interest in, all tangible personal property necessary for the conduct of the business of the Company and its Subsidiaries, taken as a whole, as currently conducted, free and clear of all Liens (except for Permitted Liens) except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.15. Tax Matters.
(a) All income and other material Tax Returns that are required to be filed by or with respect to any of the Company or its Subsidiaries have been timely and properly filed (taking into account any extension of time within which to file), and all such Tax Returns are true, complete, and accurate in all material respects. The Company and its Subsidiaries have complied, in all material respects, with applicable Law relating to sales, use, value-added and similar material Taxes, including receipt and retention of material Tax exemption certificates and other supporting documentation qualifying sales, leases or the provision of services as exempt from such Taxes.
(b) Each of the Company and its Subsidiaries has timely and properly paid all material amounts of Taxes due and owing by it and has withheld and timely paid to the proper Governmental Entity any material Taxes required to be withheld from amounts owing to, or collected from, any employee, creditor, or other third party (in each case, whether or not shown on any Tax Return).
(c) Each of the Company and its Subsidiaries has charged, collected and remitted on a timely basis all Taxes as required under applicable Law on any sale, supply or delivery whatsoever, made by it.
(d) No deficiencies for material Taxes have been claimed, proposed or assessed by any Governmental Entity in writing against the Company or any of its Subsidiaries except for deficiencies which have been fully satisfied by payment, settled or withdrawn. The Company and each of its Subsidiaries are in compliance, in all material respects, with all terms, conditions, and obligations under any tax installment, amnesty, or similar program to which they have adhered, and neither the Company nor any of its Subsidiaries is in default thereunder or, to the Knowledge of the Company, at risk of exclusion from any such program.
(e) No audit, examination, investigation or other proceeding with respect to any income or other material Taxes of the Company or any of its Subsidiaries is pending, in progress, threatened in writing or, to the Knowledge of the Company, threatened verbally.
(f) No written claim has been made by any Governmental Entity in a jurisdiction where the Company or its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be required to file income or other material Tax Returns or subject to income or other material taxation in that jurisdiction.
(g) Neither the Company nor any of its Subsidiaries has waived or extended any statute of limitations with respect to material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency, which waiver or extension remains in effect.
(h) Neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355(a) of the Code (or any similar provision of state, local, or non-U.S. Law) in the two (2) years prior to the date of this Agreement.
(i) Neither the Company nor any of its Subsidiaries is a party to or bound by any income or other material Tax allocation, sharing, indemnity, or reimbursement agreement or arrangement (other than any agreement entered into in the ordinary course of business the primary purpose of which is not related to Taxes).
(j) Neither the Company nor any of its Subsidiaries (i) have been a member of a consolidated tax group (or any analogous combined, affiliated, or unitary group defined under state, local or foreign Law), other than such a group of which the Company or one of its Subsidiaries has been the common parent, or (ii) has any liability for income or other material Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by any contract, or otherwise (other than pursuant to an agreement entered into in the ordinary course of business the primary purpose of which is not related to Taxes).
(k) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, as a result of any (i) change in method of accounting or use of an improper method of accounting in each case prior to the Closing, (ii) installment sale, any intercompany transaction, or open transaction disposition made or entered into prior to the Closing, (iii) prepaid amount or deposit received on or prior to the Closing, (iv) “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) entered into prior to the Closing, (v) Taxes due under Section 965 of the Code, or (vi) gross income under Sections 951 or 951A of the Code as a result of activities or earnings prior to the Closing.
(l) The Company is not and has not been for the five-year period ending on the Closing Date, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.
(m) There are no Liens for material Taxes upon any property or assets of the Company or its Subsidiaries, except for Permitted Liens.
(n) Neither the Company nor any of its Subsidiaries has entered into any “listed transaction” within the meaning of U.S. Treasury Regulation Sections 1.6011-4(b)(2) (or any similar provision of state, local or non-U.S. Law).
(o) The unpaid Taxes of the Company and its Subsidiaries did not as of the date of the most recent Filed Company SEC Financial Statements exceed the reserve for Taxes (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most recent Filed Company SEC Financial Statements (rather than in any notes thereto). Since the date of the most recent Filed Company SEC Financial Statements until the date hereof, the Company and its Subsidiaries have not incurred any material liability for Taxes outside the ordinary course of business.
(p) Since December 31, 2024, neither the Company nor any of its Subsidiaries has made, changed or revoked any material Tax election; elected or changed any material method of accounting for Tax purposes or Tax accounting period; amended any income or other material Tax Return; filed any income or other material Tax Return in a manner materially inconsistent with past practice; surrendered any right to, or filed any claim for, a material Tax refund; settled any dispute, audit, investigation, proceeding or claim in respect of material Taxes; entered into any contractual obligation in respect of income or other material Taxes with any Governmental Entity or consented to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company or any of its Subsidiaries.
(q) Neither the Company nor any of its Subsidiaries has a permanent establishment (within the meaning of an applicable Tax treaty or otherwise under applicable Law) or otherwise has an office or a fixed place of business in a country other than a country in which it is organized.
(r) No Subsidiary of the Company organized outside the United States has (i) an investment in “United States property” within the meaning of Section 956 of the Code, or (ii) a United States real property interest within the meaning of Section 897 of the Code.
(s) No Subsidiary of the Company is, and neither the Company nor any Subsidiary of the Company holds an interest in, any passive foreign investment company within the meaning of Section 1297 of the Code.
(t) The value of the consideration paid or received by the Canadian Subsidiaries for the acquisition, sale, transfer or provision of property (including intangibles) or the provision of services from or to a non-arm’s length Person (for purposes of the ITA) is equal to the estimated fair market value of such property acquired, provided or sold or services purchased or provided.
(u) There are no transactions or events that have resulted, and there are no circumstances that exist and would reasonably be expected to result in, or have existed and resulted in, the application of any of sections 15, 17, 78, 79, 79.1 or 80 to 80.04, inclusive, of the ITA (or any corresponding or similar provision of Canadian provincial Law) to the Canadian Subsidiaries.
3.16. Material Contracts.
(a) Section 3.16(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date hereof, of each of the following Contracts (other than any Company Benefit Plan) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their assets or businesses are bound (and any amendments, supplements and modifications thereto):
(i) Contracts with any of the top 20 largest suppliers by purchases made by the Company or any of its Subsidiaries during the twelve (12) month period ended December 31, 2025 and the six (6) month period ended June 30, 2026 (the “Material Suppliers”);

(ii) Contracts with any of the top 20 largest customers by purchases made by such customer during the twelve (12) month period ended December 31, 2025 and the six (6) month period ended June 30, 2026 (the “Material Customers”);
(iii) Contracts not otherwise required to be set forth on Section 3.16(a) of the Company Disclosure Letter that provide for the payment or receipt of more than $10,000,000 during the 12-month period ended June 30, 2026, or which by their terms requires such payment or receipt in the 12-month period ending December 31, 2026;
(iv) Contracts concerning the establishment or operation of a partnership, joint venture or limited liability company;
(v) Contracts (i) pursuant to which the Company or its Subsidiaries has acquired or granted the right to use any Intellectual Property that is material to the business of the Company or its Subsidiaries (excluding any open source or free software, any non-exclusive licenses to Software Programs that are generally commercially available, and through non-exclusive licenses granted to customers or service providers in the ordinary course of business), (ii) for the development or acquisition of any material Intellectual Property by or for the benefit of the Company or any of its Subsidiaries (other than agreements with employees entered into in the ordinary course of business and agreements with contractors entered into in the ordinary course of business on the Company’s or any of its Subsidiaries’ form) or (iii) that materially affect the use or enforcement by the Company or its Subsidiaries of any Intellectual Property (including exclusive licenses, settlement agreements, covenants not to assert, and consents to use), excluding confidentiality or non-disclosure agreements, agreements with employees or contractors, in each case, entered into in the ordinary course of business;
(vi) the lease agreements of the Company or any of its Subsidiaries that pertain to each parcel of Company Leased Real Property (each, a “Company Lease Agreement”);
(vii) Contracts containing (A) any covenant restricting the ability of the Company or any of its Subsidiaries to engage in any line of business in any geographic area or to compete with any Person, to market any product or to solicit customers, (B) a provision granting the other party “most favored nation” status or equivalent preferential pricing terms or (C) a provision granting the other party exclusivity or similar rights in respect of the business of the Company or any of its Subsidiaries;
(viii) Contracts (i) comprising indentures, credit agreements, loan agreements and similar instruments pursuant to which the Company or any of its Subsidiaries has or will incur or assume any indebtedness or has or will guarantee or otherwise become liable for any indebtedness of or in respect of any debt securities issued by any other Person, (ii) constituting debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, (iii) constituting a “keep well” or other agreement to maintain any financial statement condition of another person, or (iv) relating to any outstanding letters of credit, surety bonds, performance bonds, bankers’ acceptances or similar credit support instruments, except, in each case, for any such contract or agreement between the Company and any of its Subsidiaries;
(ix) Contracts under which there has been imposed a Lien (other than a Permitted Lien) on any of the assets, tangible or intangible, of the Company or any of its Subsidiaries;
(x) any Contract that relates to the acquisition or disposition of any material business, assets or properties (whether by merger, amalgamation, sale of stock, sale of assets or otherwise) that was entered into after January 1, 2021 or pursuant to which any earn-out, indemnification obligations (other than indemnification obligations for fundamental representations of the Company or its Subsidiaries under which there are no pending claims), deferred or contingent payment obligations, or other material obligations remain outstanding;
(xi) any Collective Bargaining Agreement;
(xii) except Contracts relating to sales to customers made in the ordinary course of business, any Contract which requires the Company or any of its Subsidiaries, directly or indirectly, to make any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than the Company or any of its wholly owned Subsidiaries) in any such case which is in excess of $1,000,000;

(xiii) each material Contract to which the Company or any of its Subsidiaries is a party entered into since January 1, 2023 in connection with the settlement or other resolution of any actual or threatened Proceeding, in each case in which the Company or its Subsidiaries made or received a payment in excess of $1,000,000, or is a settlement, conciliation, or similar agreement with any Governmental Entity, or pursuant to which the Company or any of its Subsidiaries will have any material outstanding obligations after the date of this Agreement;
(xiv) any other Contract or group of related Contracts with the same counterparty (or Affiliate thereof) that, individually or in the aggregate, if terminated or subject to a default by any party thereto, would have or would reasonably be expected to have a Company Material Adverse Effect; or
(xv) any Contract (A) with any holder of Shares or any of its or their respective directors, officers or Affiliates (other than any Voting Agreement and agreements solely between the Company and its wholly owned Subsidiaries), (B) that is of the type that would be required to be disclosed under Item 404 of Regulation S-K of the SEC, or (C) pursuant to which the Company or any of its Subsidiaries has any ongoing obligation to make payments to any current or former director, officer or employee (other than pursuant to a Company Benefit Plan or standard employment arrangements);
(b) Except as would not be material to the Company and its Subsidiaries, taken as a whole, (A) all Contracts set forth or required to be set forth in Section 3.16(a) of the Company Disclosure Letter or Section 3.21 of the Company Disclosure Letter (Government Contracts) or filed or required to be filed as exhibits to the Company SEC Documents as “material contracts” as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC (in each case, excluding any Company Benefit Plan) (collectively, the “Company Material Contracts”) are valid, binding and in full force and effect and are enforceable by the Company or the applicable Subsidiary in accordance with their terms, except as limited by the Bankruptcy and Equitable Exceptions, (B) the Company, or the applicable Subsidiary, has performed in all material respects all obligations required to be performed by it under the Company Material Contracts, and it is not (with or without notice or lapse of time, or both) in material breach or default thereunder and, to the Knowledge of the Company, no other party to any Company Material Contract is (with or without notice or lapse of time, or both) in material breach or default thereunder, (C) since January 1, 2023, neither the Company nor any of its Subsidiaries has received written notice or, to the Knowledge of the Company, verbal notice of any actual, alleged, or potential material violation of, or failure to comply in any material respect with, any term or requirement of any Company Material Contract, (D) neither the Company nor its Subsidiaries has received any written notice or, to the Knowledge of the Company, verbal notice that any party intends to terminate, cancel, or not renew any Company Material Contract, and (E) neither the Company nor any of its Subsidiaries has waived any material rights under any Company Material Contract (which shall not include the non-exercise of an option or other right under a Company Lease Agreement). Other than any Company Material Contracts filed as exhibits to the Company SEC Documents, the Company has made available to Parent a true, complete and unredacted copy of each of the Company Material Contracts, including all amendments, supplements and modifications thereto.
3.17. Intellectual Property.
(a) Section 3.17(a) of the Company Disclosure Letter sets forth a list of all (i) issued patents and pending patent applications, (ii) trademark and service mark registrations and applications, (iii) copyright registrations and applications, and (iv) internet domain name registrations, in each case that are included within the Company Owned Intellectual Property (collectively, the “Company Registered Intellectual Property”). All items of Company Registered Intellectual Property are in material compliance with all formal legal requirements and have been duly maintained (including the payment of maintenance fees) and are not expired, cancelled or abandoned, except for such issuances, registrations or applications that the Company or one of its Subsidiaries have permitted to expire or has cancelled or abandoned in its reasonable business judgment. The Company Registered Intellectual Property is valid, subsisting, and to the Knowledge of the Company, enforceable. No Proceeding has occurred since January 1, 2023 (including any opposition, cancellation, interferences, inter partes review, or re-examination) nor is any Proceeding pending, threatened in writing or, to the Knowledge of the Company, threatened verbally, in each case that has challenged the legality, validity, enforceability, registration, use or ownership of any Company Registered Intellectual Property.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company or one of its Subsidiaries (A) is the sole owner of and possesses all right, title and interest in and to the Company Owned Intellectual Property, free and clear of all Liens (other than Permitted Liens), (B) has the right to use, sell, license and otherwise exploit, as the case may be, all other Intellectual Property as the same is currently used, sold, licensed and otherwise exploited by the Company and its Subsidiaries, and (C) will continue to own or have the right to use all such Intellectual Property immediately following the Closing to the same extent as prior to the Closing.
(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the execution and delivery of this Agreement by the Company, nor the performance of this Agreement by the Company, will result in the loss, forfeiture, termination, or impairment of, or give rise to a right of any Person to limit, terminate, or consent to the continued use of, any rights of the Company or any of its Subsidiaries in any Company Material Intellectual Property.
(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is infringing, misappropriating, diluting, or otherwise violating the Intellectual Property rights of any Person and since January 1, 2023 has not infringed, misappropriated, diluted, or otherwise violated the Intellectual Property rights of any Person. Neither the Company nor any of its Subsidiaries has received any written charge, complaint, claim, demand, or notice since January 1, 2023 (or earlier, if presently not resolved) alleging any such infringement, misappropriation, dilution, or violation (including any written claim that the Company or any of its Subsidiaries must license or refrain from using any Intellectual Property rights of any Person). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, during the period commencing on January 1, 2023 and ending on the date of this Agreement, there has been no Proceeding pending, threatened in writing or, to the Knowledge of the Company, threatened verbally against the Company or any of its Subsidiaries, alleging that the Company or any of its Subsidiaries infringes, misappropriates, dilutes, or otherwise violates the Intellectual Property rights of any Person. To the Knowledge of the Company, (i) no Person is infringing, misappropriating, diluting or otherwise violating, (ii) nor has any Person infringed, misappropriated, diluted or otherwise violated, any material Company Owned Intellectual Property. Neither the Company nor any of its Subsidiaries has made or asserted any written charge, complaint, claim, demand or notice since January 1, 2023 (or earlier, if presently not resolved) alleging any such infringement, misappropriation, dilution, or violation.
(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all Company Owned Intellectual Property that derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use, and any trade secrets or other material confidential information included in the Company Owned Intellectual Property, is and has been maintained in confidence in accordance with protection procedures that are adequate for protection, and in accordance with procedures customarily used in the industry to protect rights of like importance. To the Knowledge of the Company, there has been no unauthorized use or disclosure of any material Company Material Intellectual Property since January 1, 2023.
(f) The Company and its Subsidiaries take and have taken commercially reasonable actions to protect and preserve the confidentiality of their trade secrets and other material confidential information and the security of their material Software Programs, websites and systems (including the confidential data transmitted thereby or stored therein), including implementing a policy requiring employees and contractors who are reasonably expected to receive access to material trade secrets or other material confidential information to sign nondisclosure agreements with confidentiality obligations and use restrictions. All past or current employees and independent contractors of the Company or any of its Subsidiaries who have developed material Intellectual Property for the Company or its Subsidiaries have executed written agreements assigning all rights to such Intellectual Property to the Company or its Subsidiaries or all rights to such Intellectual Property have vested automatically in the Company or its Subsidiaries by operation of Law. To the Knowledge of the Company, no Person has materially breached any Contract or duty referenced in this section.
(g) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has (i) granted, directly or indirectly, any current or contingent rights, licenses or interests in or to any source code of any product or service currently developed, marketed, licensed, sold, performed, distributed or otherwise made available by the

Company or any of its Subsidiaries (the “Products”), or (ii) provided or disclosed any source code of any Product to any third-party Person who is not bound by non-disclosure obligations with respect to such source code. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each Product performs substantially in accordance with its documented specifications. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Products do not contain and have not contained any Malicious Code. The Company and its Subsidiaries use industry standard methods (but in no event less than reasonable methods) intended to detect and prevent Malicious Code that may be present in the Products.
(h) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries use or, since January 1, 2023 have used, any open source software or any modification or derivative thereof (i) in a manner that would grant or purport to grant to any Person any rights to or immunities under any of the Products, or (ii) under any license requiring the Company or one of its Subsidiaries to disclose or distribute the source code to any of the Products, to license or provide the source code to any of the Products for the purpose of making derivative works, or to make available for redistribution to any Person the source code to any of the Products at no or minimal charge. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries have been, and are currently in compliance with, all applicable Contracts with respect to any third-party Software Programs used by the Company or one of its Subsidiaries, including open source software.
(i) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the computer systems, servers, network equipment, switches, endpoints, Software Programs, platforms, firmware and other computer hardware and related information technology or outsourced services that are owned, leased, licensed, operated, or otherwise used by the Company and its Subsidiaries (“IT Systems”) are adequate and sufficient for the operation of the business of the Company and its Subsidiaries as currently conducted and the Company or its applicable Subsidiary will continue to lawfully own, lease, license or have access to such rights immediately after the Closing. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since January 1, 2023, there has been no Security Breach of, unauthorized access to, unauthorized use of, or Malicious Code in, any of the IT Systems or any product offerings of the Company or any of its Subsidiaries. The Company and its Subsidiaries have each implemented, and currently maintain, commercially reasonable data security, data backup, data storage, data recovery, system redundancy, disaster avoidance and recovery procedures with respect to the IT Systems. The Company and its Subsidiaries test such plans and procedures on a regular basis, and such plans and procedures have been proven effective in all material respects upon such testing.
(j) The Company and its Subsidiaries maintain written policies and procedures regarding privacy and data security and maintain reasonable organizational, administrative, technical, and physical safeguards intended to protect Personal Data under their possession or control from unauthorized access. Since January 1, 2023, the Company and its Subsidiaries have not suffered any Security Breach except as would not, either individually or in the aggregate, be expected to have a Company Material Adverse Effect. Since January 1, 2023, neither the Company nor its Subsidiaries have notified in writing, or been required by applicable Law, Governmental Entity or other Information Privacy Laws to notify in writing, any Person of any Security Breach in each case that has permitted or resulted in any unauthorized access to or disclosure of Personal Data. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries have complied with (i) Information Privacy Laws, (ii) all privacy and security standards applicable to the industry in which the Company and its Subsidiaries operate or to its products and services, including any restrictions applicable to government contractors, the Payment Card Industry Data Security Standard (PCI DSS), and any restrictions to which the Company agrees to comply or has publicly attested to or affirmed its compliance, (iii) the Company’s and its Subsidiaries’ own internal and external-facing privacy policies, and (iv) all their obligations relating to the collection, protection, storage, use, processing, transfer, or disposition of data under all Contracts to which the Company or any of its Subsidiaries is party. There have been no complaints, claims, or Proceedings filed, commenced, threatened in writing or, to the Knowledge of the Company, threatened verbally against, the Company or any of its Subsidiaries alleging any failure to comply with any Information Privacy Laws.

(k) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and any of its Subsidiaries use all Generative AI Tools in compliance with the applicable license terms, consents, Contracts, and Laws. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries have not included and do not include any sensitive Personal Data, trade secrets or confidential or proprietary information of the Company or any of its Subsidiaries, or of any third Person under an obligation of confidentiality by the Company or one of its Subsidiaries, in any prompts or inputs into any Generative AI Tools, except in cases where such Generative AI Tools do not use such prompts or inputs to train the machine learning or algorithm of such tools or improve the services related to such tools or where such training or improvement of the Generative AI Tool is performed solely for the benefit of the Company or one of its Subsidiaries and in compliance with any applicable license terms, consents, Contracts and Laws. The Company and any of its Subsidiaries have not used Generative AI Tools to develop any Company Material Intellectual Property that the Company or one of its Subsidiaries intended to maintain as proprietary in a manner that the Company or one of its Subsidiaries believes would materially affect the Company’s or one of its Subsidiaries’ ownership or rights therein.
3.18. Broker’s Fees. Except for the financial advisors’ fees set forth in Section 3.18 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries nor any of their respective officers or directors on behalf of the Company or such Subsidiaries has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, broker’s fees, commissions or finder’s fees in connection with any of the Transactions. The Company has delivered to Parent complete and accurate copies of all Contracts under which any such fees or expenses are payable and all indemnification and other agreements related to the foregoing.
3.19. Opinion of Financial Advisor. Robert W. Baird & Co. Incorporated, the Company’s financial advisor, has delivered to the Company Board its opinion in writing or orally, in which case, such opinion will be subsequently confirmed in writing, to the effect that, as of the date thereof and based upon and subject to the factors and assumptions set forth in such opinion, the Merger Consideration to be received by the holders of Shares (other than Shares held by Parent or any Affiliate of Parent) pursuant to and in accordance with this Agreement is fair from a financial point of view to such holders.
3.20. Insurance. The Company and its Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such reasonably insurable risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of the Company and its Subsidiaries. With respect to each insurance policy that is material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries is in material breach or default (including any breach or default with respect to the payment of premiums), and, to the Company’s Knowledge, no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under any such policy. Since January 1, 2023, (i) the Company has not received any written communication notifying it of any cancellation or invalidation of any material insurance policy, denial of any material coverage or rejection of any material claim, or material adjustment in the amount of premiums payable under any material insurance policy and (ii) no excess liability or protection and indemnity insurance policy has been canceled by the insurer, and to the Company’s Knowledge, no threat in writing has been made to cancel (excluding cancellation upon expiration or failure to renew) any such material insurance policy of the Company or any of its Subsidiaries, and (iii) none of the Company or any of its Subsidiaries has any material claim pending under any such insurance policies as to which coverage has been questioned, denied or disputed by any insurer.
3.21. Government Contracts.
(a) Section 3.21 of the Company Disclosure Letter lists each Government Contract of the Company and its Subsidiaries which is in effect as of the date hereof (x) between the Company or any of its Subsidiaries and any federal Governmental Entity, (y) under which the Company or any of its Subsidiaries is a prime contractor, or (z) between the Company or any of its Subsidiaries and any state, provincial, territorial or local Governmental Entity that exceeds $2,000,000 in annual net revenues attributable to such Government Contract by the Company and its Subsidiaries, taken as a whole (collectively, “Key Government Contracts”). Each Key Government Contract is valid, binding on the Company or its Subsidiaries, in full force and effect and, to the Knowledge of the Company, was legally awarded. The Company and its Subsidiaries do not have any bids on Government Contracts outstanding directly with a Governmental Entity that, if accepted or awarded, would reasonably be expected to result in a material loss to the Company.

(b) None of the Company or its Subsidiaries or, to the Knowledge of the Company, any other party thereto is in material breach of or default under (or is alleged in writing, to be in breach of or default under), or has provided or received any notice of termination or default, or cure notice or show cause notice under any Government Contract. The Company and its Subsidiaries have not received any written notice that (i) the parties to any Government Contract will not fulfill their obligations thereunder in all material respects, or (ii) that any of its Government Contract counterparties has ceased, or intends to cease after the Closing, to use its goods or services or to otherwise terminate or materially reduce its relationship with the Company. None of the Company or its Subsidiaries’ Government Contracts have been terminated since January 1, 2023, other than as a result of final completion in accordance with its terms.
(c) With respect to each material property, equipment, fixture and Software that (i) was in the possession of, or directly acquired by, a Governmental Entity and (ii) is currently loaned, bailed or otherwise furnished to or held by the Company or any of its Subsidiaries (or any sub-contractor on its behalf) in connection with any Government Contract by or on behalf of any Governmental Entity (such property, equipment, fixtures and Software herein referred to as “Government Tangible Property”), the Company and its Subsidiaries have certified to the applicable Governmental Entity in a timely manner that all Government Tangible Property is in good working order, reasonable wear and tear excepted, and otherwise meets the requirements of the applicable Government Contract and all applicable Laws. No outstanding loss, damage or destruction reports have been (or should have been) submitted to any Governmental Entity in respect of any material Government Tangible Property.
(d) The Company and its Subsidiaries have not delivered to the U.S. Government under any Government Contract any Company proprietary technical data or Software (i.e., developed exclusively at private expense) unless it properly notified the U.S. Government in accordance with the terms of such Government Contracts and FAR and DFARS regulations that the U.S. Government’s rights were limited or restricted.
(e) The Company and its Subsidiaries have complied in all material respects with all terms and conditions of each such Government Contract and with the requirements of all Laws pertaining to each such Government Contract. Each of the Company and its Subsidiaries has complied in all material respects with the Truthful Cost or Pricing Data Act, FAR Part 31, and any other cost allowability and allocability provisions applicable to the Government Contracts or Government Contract Bids. The cost and accounting and procurement systems, practices and procedures used by the Company and its Subsidiaries and the associated entries reflected in the financial records of the Company and its Subsidiaries with respect to Government Contracts are and have been in compliance in all material respects with all applicable Laws and such Contracts.
(f) There have been no claims, cost disallowances or payment withholds or setoffs against (except payment withholds in the ordinary course of business as provided by the payment terms of such Government Contract), and to the Knowledge of the Company, there have been no material misrepresentations by the Company or its Subsidiaries arising under or related to any such Government Contract.
(g) Since January 1, 2023, all test and inspection results, if any, provided by the Company or its Subsidiaries to any Governmental Entity or to any other Person pursuant to a Government Contract, or as a part of the delivery to any Governmental Entity or other Person pursuant to a Government Contract were complete and correct in all material respects as of the date so provided and, to the Knowledge of the Company, the Company and its Subsidiaries have provided all test and inspection results to the Governmental Entity or to any other Person pursuant to each such Government Contract as required by Law and the terms of such Government Contract.
(h) None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, their respective officers and directors, nor any of their respective other Representatives, has been the subject of any investigations, reviews, audits, or inquiries by a Governmental Entity related to any Government Contract, and no investigation, review, audit, or inquiry by any Governmental Entity or any other Person with respect to any Government Contract is pending, threatened in writing or, to the Knowledge of the Company, threatened verbally. Since January 1, 2023, the Company has not conducted or initiated any internal investigation or made a voluntary or mandatory disclosure to any Governmental Entity with respect to any alleged irregularity, act, misstatement or omission arising under or relating to a Government Contract or Government Contract Bid.

Except as has not had and would not reasonably be expected to have a material and adverse effect, each of the Company and its Subsidiaries have in place compliance policies, procedures and internal controls reasonably calculated to ensure compliance with all Government Contracts.
(i) None of the Company or any of its Subsidiaries (i) is in receipt or possession of any competitor’s or Governmental Entity’s proprietary or procurement sensitive information under circumstances where there is reason to believe that such receipt or possession is unlawful or unauthorized, (ii) is subject to any active administrative agreement pertaining to its eligibility for the award of Government Contracts or stop work order relating to any Government Contract that is still in effect, or (iii) has been debarred, suspended or similarly disqualified from participation in the award of Contracts with any Governmental Entity. To the Knowledge of the Company, there are no facts or circumstances that would warrant the institution of suspension, debarment or other disqualification proceedings or the finding of non-responsibility or ineligibility on the part of the Company or any of its Subsidiaries or any director, officer or employee thereof.
(j) Except as set forth in Section 3.21(j) of the Company Disclosure Letter, since January 1, 2023, (i) the Company and its Subsidiaries have not been awarded and have not submitted a bid for any Government Contract with a term that expires after the Closing Date under which the Company certified or represented that it was a small business, veteran-owned small business, HUBZone small business, small disadvantaged business, service disabled veteran owned business, 8(a) certified business, or women-owned small business under the Small Business Act, as amended, or any other similar federal, state or local Law; (ii) to the Knowledge of the Company, the Company and its Subsidiaries have not been identified or otherwise included in any subcontracting plan or similar plan as a small business, veteran-owned small business, HUBZone small business, small disadvantaged business, service disabled veteran owned business, 8(a) certified business, or a women-owned small business under the Small Business Act, as amended, or any other similar federal, state or local Law by any prime contractor providing services to any Governmental Entity; and (iii) none of the Company or its Subsidiaries’ Government Contracts listed on Section 3.21 of the Company Disclosure Letter were awarded to the Company or its Subsidiaries as small business set-asides, HUBZone small business set-asides, veteran-owned small business set asides, service disabled veteran owned set asides, small disadvantaged set-asides or any other similar federal, state or local government set-aside.
(k) The Company and its Subsidiaries conduct, in a manner consistent with standard industry practices, an estimate-to-completion analysis of each Government Contract and, on the basis of such analyses, the Company has no reason to expect or anticipate that costs actually incurred in connection with Government Contracts will, at such time when performance thereunder concludes, materially exceed the price or any funding limitation or authorizations applicable to such Government Contract.
(l) Since January 1, 2023, neither the Company nor any of its Subsidiaries nor any of their employees, officers or directors has had a personal security clearance revoked, excluding terminations of such personal security clearances as may have occurred in the ordinary course of business. The Company and its Subsidiaries hold and at all relevant times have held at least a “satisfactory” rating from the Defense Counterintelligence and Security Agency (or its predecessor) with respect to their facility security clearances.
(m) Section 3.21(m) of the Company Disclosure Letter sets forth the number of personnel security clearances issued by the U.S. Government and the level of such clearances and all facility security clearances used or held for use by the Company and its Subsidiaries. All requisite personnel security clearances and facility security clearances are valid and in full force and effect, and the Company and its Subsidiaries are in compliance with all applicable requirements under each of its Government Contracts relating to the safeguarding of and access to classified information and all applicable Laws and regulations regarding national security. There is no proposed, threatened in writing or, to the Knowledge of the Company, verbally threatened termination of any such facility or personnel security clearances.
3.22. Indebtedness. The Company and its Subsidiaries have no liabilities in respect of Indebtedness except as set forth on Section 3.22 of the Company Disclosure Letter. For each item of Indebtedness, Section 3.22 of the Company Disclosure Letter sets forth the debtor, the Contract governing the Indebtedness, the principal amount of the Indebtedness as of June 30, 2026, the creditor, the maturity date, and the collateral, if any, securing the Indebtedness (and all Contracts governing all related Liens). Neither the Company nor any of its Subsidiaries has any liability in respect of a guarantee of any Indebtedness or other liability of any other Person (other than the Company or its other Subsidiaries).

3.23. Material Customers and Suppliers. Section 3.23 of the Company Disclosure Letter sets forth a true and complete list of (i) the Material Customers, together with the dollar amount of net revenues attributable to each such Material Customer during the twelve (12) month period ended December 31, 2025 and the six (6) month period ended June 30, 2026, and (ii) the Material Suppliers, together with the dollar amount of purchases from each such Material Supplier during the twelve (12) month period ended December 31, 2025 and the six (6) month period ended June 30, 2026. Since December 31, 2023, neither the Company nor any of its Subsidiaries has received any written notice, or to the Knowledge of the Company, any verbal notice, from any Material Customer or Material Supplier to the effect that such Material Customer or Material Supplier intends to stop, fail to renew any Contract for, materially decrease the rate of, audit or materially and adversely change the terms (whether related to payment, price, margin, length of term or otherwise) with respect to, purchasing products or services from, or supplying products or services to, the Company or any of its Subsidiaries (whether as a result of the consummation of the Transactions or otherwise). Since December 31, 2023, no Material Customer or Material Supplier has stopped, or materially decreased the rate of, purchasing products or services from, or supplying products or services to, the Company or any of its Subsidiaries.
3.24. No Other Representations or Warranties. The Company has conducted its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition and prospects of Parent and Acquisition Sub and acknowledges that it and its Representatives have received access to such books, records and other information of Parent and Acquisition Sub that it and its Representatives have requested. Except for the representations and warranties expressly set forth in this Article III and the other certificates and agreements delivered in connection herewith, none of the Company, any of its Affiliates or any other Person on behalf of the Company makes any express or implied representation or warranty (and there is and has been no reliance by Parent, Acquisition Sub or any of their respective Affiliates or Representatives on any such representation or warranty) with respect to the Company, its Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to Parent, Acquisition Sub or their respective Representatives or Affiliates in connection with the Transactions, including the accuracy or completeness thereof. The Company acknowledges that neither Parent nor Acquisition Sub nor any Person on behalf of Parent or Acquisition Sub makes, and the Company has not relied upon, any express or implied representation or warranty with respect to Parent or Acquisition Sub or with respect to any other information provided to the Company in connection with the Transactions, including the accuracy or completeness thereof, other than the representations and warranties contained in Article IV or the other agreements and certificates delivered in connection herewith. The Company acknowledges and agrees that, to the fullest extent permitted by applicable Law, Parent, Acquisition Sub, and their respective Affiliates, stockholders, controlling persons or Representatives will not have any liability or responsibility whatsoever to the Company or its Affiliates, stockholders, controlling persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information provided or made available, or statements made (or any omissions therefrom), to the Company or any of its Affiliates, stockholders, controlling persons or Representatives, except as and only to the extent expressly set forth in Article IV or the other agreements and certificates delivered in connection herewith. Without limiting the foregoing, neither the Company nor any other Person will have or be subject to any liability or other obligation to Parent, Acquisition Sub or their Representatives or Affiliates or any other Person resulting from Parent’s, Acquisition Sub’s or their Representatives’ or Affiliates’ use of any information, documents, projections, forecasts or other material made available to Parent, Acquisition Sub or their Representatives or Affiliates, including any information made available in the electronic data room maintained by the Company for purposes of the Transactions, teaser, marketing material, confidential information memorandum, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of Parent, Acquisition Sub or their respective Representatives or in any other form in connection with the Transactions, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article III or the other certificates and agreements delivered in connection herewith.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB
Except as set forth in the separate disclosure letter delivered by Parent and Acquisition Sub to the Company (the “Parent Disclosure Letter”) prior to the execution of this Agreement (with specific reference to the representations and warranties in this Article IV to which the information in such schedule relates; provided, that disclosure in the Parent Disclosure Letter as to a specific representation or warranty qualifies any other sections of this Agreement to the extent (notwithstanding the absence of a specific cross reference) it is reasonably apparent that such disclosure relates to such other sections), Parent and Acquisition Sub hereby represent and warrant to the Company as follows:
4.1. Corporate Organization. Parent is a limited liability company and Acquisition Sub is a corporation, each duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its organization and has the requisite limited liability company or corporate (as applicable) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. Each of Parent and Acquisition Sub is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified, has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
4.2. Authority, Execution and Delivery; Enforceability. Each of Parent and Acquisition Sub has all necessary limited liability company or corporate (as applicable) power and authority to execute and deliver this Agreement, to perform and comply with each of its obligations under this Agreement and to consummate the Transactions applicable to such party. The execution and delivery by each of Parent and Acquisition Sub of this Agreement, the performance and compliance by Parent and Acquisition Sub with each of its obligations herein and the consummation by Parent and Acquisition Sub of the Transactions applicable to it have been duly authorized by all necessary limited liability company or corporate (as applicable) action on the part of Parent and Acquisition Sub, and no other limited liability company or corporate (as applicable) proceedings on the part of Parent or Acquisition Sub and no stockholder votes are necessary to authorize this Agreement or the consummation by Parent and Acquisition Sub of the Transactions to which it is a party. Each of Parent and Acquisition Sub has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company of this Agreement, this Agreement constitutes Parent’s and Acquisition Sub’s legal, valid and binding obligation, enforceable against each of Parent and Acquisition Sub in accordance with its terms, except as limited by the Bankruptcy and Equitable Exceptions.
4.3. No Conflicts.
(a) The execution and delivery of this Agreement by Parent and Acquisition Sub, does not and will not, and the performance of this Agreement by Parent and Acquisition Sub will not, (i) conflict with or violate any provision of the certificate of incorporation, bylaws or similar organizational documents of Parent or Acquisition Sub, (ii) assuming that all consents, approvals, authorizations and permits described in Section 4.3(b) have been obtained and all filings and notifications described in Section 4.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Parent, Acquisition Sub or any other Subsidiary of Parent (each, a “Parent Subsidiary” and, collectively, the “Parent Subsidiaries”), or by which any property or asset of Parent or any Parent Subsidiary is bound or affected, or (iii) require any consent or approval under, result in any breach of or any loss of any benefit or right under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under, give to others any right of termination, vesting, amendment, acceleration or cancellation of, result in the triggering of any payment or other obligations under, or result in the creation of a Lien on any property or asset or Equity Interests of Parent or any Parent Subsidiary, including Acquisition Sub, pursuant to, any Contract or Permit to which Parent or any Parent Subsidiary is a party, except, with respect to clauses (ii) and (iii), for any such consents, approvals, conflicts, violations, breaches, loss, change of control, defaults, right, Lien or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(b) Assuming the accuracy of the representations and warranties of the Company in Section 3.4 and the other certificates and agreements contemplated hereby, the execution and delivery of this Agreement by Parent and Acquisition Sub does not and will not, and the consummation by Parent and Acquisition Sub of the Transactions and compliance by Parent and Acquisition Sub with any of the terms or provisions hereof will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) under the Exchange Act and the rules and regulations of the NYSE or under state securities Laws, (ii) as required or advisable under any applicable Competition Laws, (iii) the filing and recordation of the Certificate of Merger as required by the DGCL and (iv) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
4.4. Litigation. There is no Proceeding pending, threatened in writing or, to the Knowledge of Parent, threatened verbally that, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect, and neither Parent nor Acquisition Sub is subject to any outstanding Order that, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect.
4.5. Financing.
(a) Parent has delivered to the Company a true and complete copy of the executed Debt Commitment Letter and Equity Commitment Letter as in effect on the date hereof (with, in the case of the Debt Commitment Letter and any related Debt Fee Letter, only the fee amounts, interest rates, original issue discount, economic and other “market flex” terms or commercially sensitive information redacted, none of which redacted provisions would be reasonably expected to adversely affect the amount, conditionality, availability, timing or termination of the Debt Financing on the Closing Date). As of the date hereof, neither Parent nor any of its Affiliates has entered into any agreement, side letter or other arrangement relating to funding of the Debt Financing and Equity Financing, other than as set forth in the Commitment Letters and, in the case of the Debt Financing, for the Debt Fee Letter (including any “market flex” provisions set forth therein).
(b) As of the Closing Date, subject to the terms and conditions set forth in the Commitment Letters and in this Agreement and assuming the satisfaction of the conditions set forth in Section 6.1 and Section 6.3 and the conditions set forth in the Commitment Letters, the aggregate proceeds of the Financing (both before and after giving effect to the exercise of any or all “market flex” provisions related thereto) will be sufficient for the payment by or on behalf of Parent of all amounts required to be paid by it on the Closing Date pursuant to Article II, including the payment of the Merger Consideration on the Closing Date and all related fees and expenses and prepayment of debt under the Credit Facilities on the Closing Date (collectively, the “Required Amount”). To Parent’s Knowledge as of the date hereof, the respective commitments contained in the Commitment Letters have not been withdrawn or rescinded in any respect. As of the date hereof, the Commitment Letters in the form so delivered are in full force and effect against Parent and represent a valid, binding and enforceable obligation of Parent and, to Parent’s Knowledge, each other party thereto, to provide the financing contemplated thereby subject only to the satisfaction or waiver of the conditions set forth in the Commitment Letters as of the date hereof and except as limited by the Bankruptcy and Equitable Exceptions. Parent has fully paid (or caused to be fully paid) any and all commitment fees and other amounts that are due and payable on or prior to the date of this Agreement in connection with the Financing. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to constitute a breach or default on the part of Parent or, to the Knowledge of Parent, any other party thereto under any of the Commitment Letters. As of the date hereof, assuming the representations and warranties made by the Company in Article III are true and correct in all material respects, the satisfaction of the conditions set forth in Section 6.1 and Section 6.3, and the Company’s compliance with its obligations under Section 5.11, Parent has no reason to believe that it or any other party thereto will be unable to satisfy on a timely basis any term of the Commitment Letters or that the full amount of the Financing will not be made on a timely basis. The only conditions precedent or other contingencies related to the funding of the Debt Financing on the Closing Date are the conditions set forth in the Commitment Letters as of the date hereof. As of the date hereof, assuming the representations and warranties made by the Company in Article III are true and correct in all material respects, the satisfaction of the conditions set forth in Section 6.1 and Section 6.3, and the Company’s compliance with its obligations under Section 5.11, Parent has no reason to believe that (i) any of such conditions will not be satisfied or (ii) the Financing will not be made available to Parent on the Closing Date.
(c) Without in any way expanding or amending the remedies available under Section 7.4 or Section 8.14, Parent understands and acknowledges that under the terms of this Agreement, Parent’s obtaining of any financing or the availability, grant, provision or extension of any financing to Parent is not a condition to Parent’s obligations hereunder.
4.6. Guarantee. Concurrently with the execution of this Agreement, the Guarantor has delivered to the Company the Guarantee dated as of the date hereof. As of the date hereof, the Guarantee is in full force and effect and is a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as limited by the Bankruptcy and Equitable Exceptions. No event has occurred which, with or without notice, lapse of time or both, would constitute a default on the part of Guarantor under the Guarantee.
4.7. Proxy Statement. None of the information supplied or to be supplied by Parent or Acquisition Sub specifically for inclusion or incorporation by reference in the Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is mailed to holders of Shares and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent or Acquisition Sub to statements made therein based on information supplied by or on behalf of the Company or any other Person for inclusion or incorporation by reference therein).
4.8. Ownership of Company Capital Stock. None of Parent, Acquisition Sub or any Parent Subsidiary beneficially owns any Shares or other Equity Interests in the Company as of the date hereof. Neither Parent nor Acquisition Sub nor any of its “affiliates” or “associates” is, nor at any time during the last three (3) years has it been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL (other than as contemplated by this Agreement).
4.9. Solvency. Assuming (i) the satisfaction of all conditions to Parent’s and Acquisition Sub’s obligations to consummate the Transactions, or the waiver of such conditions, (ii) the accuracy, in all material respects, of the representations and warranties set forth in Article III and the certificates and agreements contemplated hereby (without giving effect to any limitations as to “materiality” or “Material Adverse Effect” or similar materiality qualifiers set forth therein) and the compliance, in all material respects, by the Company and its Subsidiaries with the covenants contained in this Agreement and (iii) the most recent financial statements included in an Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed by the Company with the SEC present fairly in all material respects the consolidated financial position of the Company and its Subsidiaries at the end of the periods covered thereby and the consolidated results of operations of the Company and its Subsidiaries for the periods covered thereby, then immediately after giving effect to the consummation of the Merger, the Company and its Subsidiaries, taken as a whole, will be solvent. For purposes of this Section 4.9, the term “solvent,” when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “fair saleable value” (determined on a going concern basis) of the assets of such Person will, as of such date, exceed the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable federal laws governing determinations of the insolvency of debtors (including a reasonable estimate of the amount of contingent liabilities); (b) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date; and (c) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature (including a reasonable estimate of the amount of contingent liabilities). For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or lines of credit, or a combination thereof, to meet its obligations as they become due.
4.10. Ownership of Parent and Acquisition Sub. All of the outstanding Equity Interests of Parent and Acquisition Sub have been duly authorized and validly issued. All of the issued and outstanding Equity Interests of Acquisition Sub are, and at the Effective Time will be, owned directly or indirectly by Parent. Acquisition Sub was formed for purposes of the Merger and, except for matters incident to formation and execution and delivery of this Agreement and the performance of the Transactions, (i) has not prior to the date hereof engaged and will not engage in any business or other activities and (ii) has, and will have as of immediately prior to the Effective Time, no liabilities other than those contemplated by this Agreement.
4.11. No Stockholder and Management and Other Arrangements. Except for this Agreement and the Voting Agreements, or as expressly authorized by the Company Board, as of the date hereof, neither Parent or Acquisition Sub, nor any of their respective Affiliates, is a party to any Contracts, or has made or entered into any formal or informal arrangements or other understandings (including as to continuing employment), with any stockholder, director or officer of the Company relating to this Agreement, the Merger or any other Transactions, or the Surviving Corporation or any of its subsidiaries, businesses or operations from and after the Effective Time. None of Parent,

Acquisition Sub or any of their respective Affiliates has entered into any Contract with any commercial bank which by its terms prohibits such commercial bank from providing or seeking to provide debt financing to any person in connection with a transaction involving the Company or any of its Subsidiaries in connection with the Merger (other than customary and ordinary “tree” arrangements).
4.12. Brokers. Neither Parent nor any Parent Subsidiary nor any of their respective officers or directors on behalf of Parent or such Parent Subsidiary has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, broker’s fees, commissions or finder’s fees in connection with any of the Transactions, except those to be borne by Parent, any Parent Subsidiary or the Surviving Corporation, as applicable.
4.13. Foreign Ownership, Control and Influence. (a) Neither Parent nor Acquisition Sub is a “foreign person” within the meaning of the regulations promulgated pursuant to the Defense Production Act of 1950, as amended, including Section 721 thereof (50 U.S.C. § 4565), and (b) neither Parent nor Acquisition Sub is under the “control” (as defined in 31 C.F.R. § 800.208) of a “foreign person” (as defined in 31 C.F.R. § 800.224), except in each case as would not reasonably be expected to prevent or materially delay the consummation of the Transactions.
4.14. No Other Representations and Warranties; Non-Reliance. Each of Parent and Acquisition Sub has conducted its own independent review and analysis of the business, operations, assets, Intellectual Property, technology, liabilities, results of operations, financial condition and prospects of the Company and each of them acknowledges that it and its Representatives have received access to books and records, facilities, equipment, contracts and other assets of the Company to review, and that it and its Representatives have had an opportunity to meet with the management of the Company and to discuss the business and assets of the Company. Each of Parent and Acquisition Sub acknowledges that neither the Company nor any Person on behalf of the Company makes, and none of Parent or Acquisition Sub has relied upon, any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to Parent or Acquisition Sub in connection with the Transactions, including the accuracy or completeness thereof, other than the representations and warranties contained in Article III or the other agreements and certificates delivered in connection herewith. Each of Parent and Acquisition Sub acknowledges and agrees that, to the fullest extent permitted by applicable Law, the Company and its Subsidiaries, and their respective Affiliates, stockholders, controlling persons or Representatives will not have any liability or responsibility whatsoever to Parent, Acquisition Sub, any Parent Subsidiary, or their respective Affiliates, stockholders, controlling persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided or made available (including in any data rooms, management presentations, information or descriptive memorandum or supplemental information), or statements made (or any omissions therefrom), to Parent, Acquisition Sub, any Parent Subsidiary, or any of their respective Affiliates, stockholders, controlling persons or Representatives, except as and only to the extent expressly set forth in Article III or the other certificates and agreements delivered in connection herewith. Except for the representations and warranties expressly set forth in this Article IV and the other certificates and agreements delivered in connection herewith, none of Parent, Acquisition Sub, any of their respective Affiliates or any other Person on behalf of Parent or Acquisition Sub makes any express or implied representation or warranty (and there is and has been no reliance by the Company or any of its Affiliates or Representatives on any such representation or warranty) with respect to Parent, Acquisition Sub or their respective businesses or with respect to any other information provided, or made available, to the Company or its Representatives or Affiliates in connection with the Transactions, including the accuracy or completeness thereof. Without limiting the foregoing, neither Parent, Acquisition Sub nor any other Person will have or be subject to any liability or other obligation to the Company or its Representatives or Affiliates or any other Person resulting from the Company’s or its Representatives’ or Affiliates’ use of any information, documents, projections, forecasts or other material made available to the Company or its Representatives or Affiliates in any form in connection with the Transactions, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV or the other certificates and agreements delivered in connection herewith.
ARTICLE V
COVENANT
5.1. Conduct of Business by the Company Pending the Closing Between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with Article VII, except as set forth in Section 5.1 of the Company Disclosure Letter, as required by applicable Law or as expressly required by this Agreement, or with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), the Company will, and will cause each of its Subsidiaries to, (i) conduct its operations only in the ordinary course of business in a manner consistent with past practice, (ii) use its reasonable best efforts to keep available the services of the current officers, employees and consultants of the Company and each of its Subsidiaries and to preserve the goodwill and current relationships of the Company and each of its Subsidiaries with customers, suppliers and other Persons with which the Company or any of its Subsidiaries has business relations, and (iii) pay its debts in the ordinary course of business in a manner consistent with past practice and uncontested Taxes when due. Without limiting the foregoing, except as set forth in Section 5.1 of the Company Disclosure Letter or as otherwise expressly required by any other provision of this Agreement, the Company will not, and will not permit any of its Subsidiaries to, between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with Article VII, directly or indirectly, take any of the following actions without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed):
(a) amend its certificate of incorporation or bylaws or equivalent organizational documents (including, for the avoidance of doubt, any certificate of designation of any class or series of preferred stock or any similar instrument);
(b) issue, sell, pledge, dispose of, grant, transfer or encumber any shares of capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries of any class, or securities convertible into, or exchangeable or exercisable for, any shares of such capital stock or other Equity Interests, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or other Equity Interests or such convertible or exchangeable securities of the Company or any of its Subsidiaries, other than the issuance of Shares upon the exercise of Company Options or settlement of Company RSUs or Company PRSUs, in each case outstanding as of the date hereof in accordance with their terms as in effect on the date hereof;
(c) sell, pledge, dispose of, transfer, lease, license, guarantee or encumber any property or assets (other than Intellectual Property) (including any product, product segment or business unit) of the Company or any of its Subsidiaries, except (i) pursuant to existing Contracts set forth in the Company Disclosure Letter, (ii) the sale, purchase or non-exclusive license of inventory, property and goods or the provision of services, in the ordinary course of business consistent with past practice, (iii) obsolete or worn out equipment in the ordinary course of business in a manner consistent with past practice, or (iv) property or assets not deemed by the Company to be material to the business and having a value less than $2,500,000 individually or $5,000,000 in the aggregate;
(d) sell, assign, pledge, transfer, license, abandon, lease, encumber, abandon, permit to lapse, or otherwise dispose of any Company Material Intellectual Property, except for non-exclusive licenses in the ordinary course of business consistent with past practice, nor disclose any of its material trade secrets to a third party other than pursuant to a confidentiality agreement;
(e) declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock or other Equity Interests, except for dividends paid by a wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company in the ordinary course of business consistent with past practice;
(f) reclassify, combine, split, subdivide or amend the terms of, or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other Equity Interests, except with respect to any wholly owned Subsidiary of the Company or pursuant to the terms of Company Options, Company RSUs or Company PRSUs outstanding as of the date hereof in accordance with their terms;
(g) merge, amalgamate or consolidate the Company or any of its Subsidiaries with any Person or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;
(h) acquire (including by merger, amalgamation, consolidation, or acquisition of stock or assets) any Person or assets, other than (i) acquisitions of inventory, raw materials and other property in the ordinary course of business consistent with past practice or (ii) acquisitions for which the aggregate consideration payable by the Company does not exceed $2,500,000 individually or $10,000,000 in the aggregate (each such acquisition permitted under clause (ii), a “Permitted Acquisition”); provided, that a description of the material terms of such Permitted Acquisition, in reasonable detail, has been made available to Parent prior to the earlier of entry therein and consummation thereof;
(i) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for (whether directly, contingently or otherwise), the obligations of any Person (other than a wholly owned Subsidiary of the Company) for borrowed money, except for revolving credit borrowings under the Company’s Credit Facilities (as in effect on the date of this Agreement) for working capital purposes or Equipment Leases for purchase money equipment financing, in each case, in the ordinary course of business and consistent with past practice;
(j) make any loans, advances or capital contributions to, or investments in, any other Person (other than any wholly owned Subsidiary of the Company), in excess of $1,000,000 in the aggregate;
(k) except to secure indebtedness and other obligations under the Credit Facilities (as in effect on the date of this Agreement) or Equipment Leases for purchase money equipment financing in the ordinary course of business and consistent with past practice, create or incur any Lien on any material assets of the Company or its subsidiaries other than Permitted Liens;
(l) make any loans or advances to, guarantees for the benefit of, or enter into any other material transaction with any director, officer, employee or individual independent contractor of the Company or its Subsidiaries, other than advances for business, travel-related, relocation or other similar expenses in accordance with any currently existing Company policy in the ordinary course of business and consistent with past practice;
(m) terminate, cancel or renew, or agree to any material amendment to or waiver or release under any Company Material Contract or any material Government Contract, or enter into or amend any Contract that, if existing on the date hereof, would be a Company Material Contract or a material Government Contract, in each case other than renewals in the ordinary course of business consistent with past practice and terminations solely as a result of any such Contract expiring in accordance with its terms;
(n) make any capital expenditure or series of related capital expenditures in excess of the Company’s capital expenditure budget attached to Section 5.1(n) of the Company Disclosure Letter, other than capital expenditures or series of related capital expenditures that are not, individually in excess of $1,500,000, or in the aggregate in excess of $5,000,000;
(o) except as provided by the terms of this Agreement, required pursuant to the terms of any Company Benefit Plan in effect as of the date of this Agreement or as otherwise required by applicable Law, (A) grant or provide any severance or termination payments or benefits to any current or former director, officer, employee or individual independent contractor of the Company or its Subsidiaries, (B) increase the compensation or benefits payable to any current or former director, officer, employee or individual independent contractor of the Company or its Subsidiaries, (C) establish, adopt, amend or terminate any Company Benefit Plan, (D) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any Company Benefit Plan (including with respect to Company Options, Company PRSUs and Company RSUs) or otherwise, (E) announce or grant any new compensation or benefits, or amend or modify the terms of any outstanding awards (including any Company Options, Company PRSUs or Company RSUs), (F) hire, engage, terminate (other than for cause), furlough, or temporarily layoff any director, officer, employee or individual independent contractor, (G) hire, terminate (other than for cause), furlough, or temporarily layoff the employment of any Executive Officer, or (H) communicate with any current or former officers, directors, employees or individual independent contractors of the Company or any of its Subsidiaries with respect to the compensation, benefits or other treatment they will receive following the Effective Time except for such communication approved by Parent in advance of such communication and communications consistent with those already made by Parent;
(p) institute any reductions in force or layoffs that would reasonably be expected to trigger notice obligations under the WARN Act;
(q) negotiate, enter into, amend or extend any Collective Bargaining Agreement, except as required by Law after providing prior written notice to Parent;

(r) make any change in accounting policies, practices, principles, methods or procedures, other than as required by GAAP or by a Governmental Entity;
(s) compromise, settle or agree to settle any Proceeding other than, subject to Section 5.16, compromises, settlements or agreements in the ordinary course of business consistent with past practice that involve only the payment of monetary damages not in excess of $1,500,000 individually or $5,000,000 in the aggregate, in any case without the imposition of equitable relief on, or the admission of wrongdoing by, the Company or any of its Subsidiaries;
(t) (i) make, change or revoke any material Tax election, (ii) elect or change any material method of accounting for Tax purposes or Tax accounting periods, (iii) file any amended Tax Return with respect to any material Taxes, (iv) agree to any extension of the statute of limitations in respect of any material Tax claim or assessment, (v) surrender any right to claim a material Tax refund, (vi) prepare any income or other material Tax Return in a manner materially inconsistent with past practice, (vii) initiate, settle or compromise any material Tax dispute, audit, investigation, proceeding, claim, assessment or liability, (viii) request any ruling or similar guidance with respect to Taxes, (ix) incur any material Taxes outside the ordinary course of business, or (ix) enter into any contractual obligation in respect of income or other material Taxes with any Governmental Entity;
(u) cancel or fail to renew (upon expiration, on substantially the same terms as in effect on the date hereof) or fail to maintain compliance with the terms of, any material insurance policy of the Company or any of its Subsidiaries;
(v) enter into a new line of business;
(w) Except as permitted by Section 5.1(o), enter into any Contract that both (i) would be a Company Material Contract if entered into prior to the date hereof and (ii) contains a change in control or similar provision that would trigger a consent right in favor of the counterparty in connection with the Merger; or
(x) authorize or enter into any Contract or otherwise make any commitment to do any of the foregoing.
5.2. Access to Information; Confidentiality.
(a) From the date of this Agreement to the earlier of the Effective Time and the termination of this Agreement in accordance with Article VII, the Company will, and will cause each of its Subsidiaries to (i) provide to Parent and Acquisition Sub and their respective Representatives reasonable access during normal business hours in such a manner as not to interfere with the ordinary course operation of the business conducted by the Company or any of its Subsidiaries, upon prior notice to the Company, to the officers, management, properties, offices and other facilities of the Company and each of its Subsidiaries and to the books and records thereof and (ii) use reasonable best efforts to furnish during normal business hours upon prior notice such information concerning the business, properties, Contracts, assets and liabilities of the Company and each of its Subsidiaries as Parent or its Representatives may reasonably request and (iii) furnish promptly to Parent a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the U.S. federal or state securities Laws to the extent such report, schedule, registration statement or other document is not available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system. Nothing in this Section 5.2(a) will be construed to require the Company to (or to cause any of its Subsidiaries to) afford such access or furnish such information to the extent that the Company believes in good faith, on the advice of outside legal counsel, that doing so would: (A) result in the loss of attorney-client privilege (but the Company will use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in a loss of attorney-client privilege), (B) result in a material breach of any effective Company Material Contract existing, and as in effect, on the date hereof (but the Company will use its reasonable best efforts to provide such access or disclosure in an alternative manner), or (C) breach, contravene or violate any applicable Law (but the Company will use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in a violation of applicable Law). Notwithstanding the foregoing, in the event that the Company does not provide access or disclose information in reliance on the immediately preceding sentence, it shall provide notice to Parent that it is withholding such access or information and shall use its reasonable best efforts to communicate, to the extent feasible, the applicable information in a way that would not waive such privilege or violate the applicable Law, rule, regulation, order, judgment or decree, including entering into a joint defense agreement, common interest agreement or other similar arrangement.

(b) The Mutual Non-Disclosure Agreement set forth on Section 5.2(b) of the Company Disclosure Letter (the “Confidentiality Agreement”) will apply with respect to information furnished under this Section 5.2 by the Company, its Subsidiaries and their Representatives. For the avoidance of doubt, the parties acknowledge and agree that Parent and Acquisition Sub, and any insurer or reinsurer receiving confidential information of the Company from or on behalf of Parent, are each a “Representative” of the applicable Affiliate of Parent party to the Confidentiality Agreement thereunder. Notwithstanding the foregoing or anything to the contrary in the Confidentiality Agreement, the disclosure and use of information in connection with the taking by Parent and Acquisition Sub and their respective Representatives of any actions contemplated by this Agreement (including in furtherance of the matters contemplated by Section 5.5) or any Voting Agreement shall, in each case, not constitute a breach of this Section 5.2(b) or the Confidentiality Agreement.
5.3. Acquisition Proposals.
(a) During the period beginning on the date hereof and continuing until 11:59 p.m. Eastern Time on the date that is forty (40) calendar days after the date hereof (the “Go-Shop Period,” and the first calendar day immediately after the Go-Shop Period, the “No-Shop Start Date”), the Company and its Subsidiaries and its and their Representatives shall have the right to: (i) solicit, initiate, facilitate and encourage any inquiry, proposal or offer that constitutes or is reasonably expected to lead to an Acquisition Proposal, including by way of providing access to non-public information to any Person pursuant to an Acceptable Confidentiality Agreement; provided, that the Company shall promptly (and in any event within twenty-four (24) hours) make available to Parent any non-public information concerning the Company or its Subsidiaries that the Company provides to any Person given such access that was not previously made available to Parent, (ii) engage in, continue, enter into and otherwise participate in any discussion or negotiation with any Person with respect to any inquiry, proposal or offer that constitutes or is reasonably expected to lead to an Acquisition Proposal, and (iii) otherwise cooperate with, assist, participate in, and facilitate any such inquiry, proposal, offer, discussion or negotiation and any effort or attempt to make any Acquisition Proposal, including through the waiver or release by the Company, at its sole discretion, of any standstill or similar agreement with any Person.
(b) Except as expressly permitted by and subject to this Section 5.3, from and after the No-Shop Start Date, the Company will, and will cause its Subsidiaries and their respective Representatives to, (x) promptly cease and terminate (or cause to be terminated) any discussions or negotiations with any Third Party and its Affiliates and Representatives that may be ongoing with respect to, or which may reasonably be expected to lead to, any Acquisition Proposal, (y) promptly request any such Third Party to promptly return or destroy all confidential information furnished by or on behalf of the Company and its Subsidiaries in accordance with the Acceptable Confidentiality Agreements and (z) terminate access by any Third Party and its Affiliates and Representatives to any data room (virtual, online or otherwise) maintained by or on behalf of the Company and its Subsidiaries. Except as expressly permitted by and subject to this Section 5.3, from and after the No-Shop Start Date, or, if earlier, until the termination of this Agreement in accordance with Article VII, the Company will not, and will cause its Subsidiaries and its and their respective Representatives not to, directly or indirectly, (A) initiate, solicit, knowingly facilitate or knowingly encourage the submission of any Acquisition Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations that could reasonably be expected to lead to the submission of any Acquisition Proposal (other than to state that the terms of this provision prohibit such discussions), (C) provide any non-public information to any Person in connection with any Acquisition Proposal or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, (D) waive, terminate, modify, fail to enforce or release any Person (other than Parent, Acquisition Sub and their respective Affiliates and Representatives) under any “standstill” or similar agreement or obligation, or exempt any person (other than Parent, Acquisition Sub and their respective Affiliates and Representatives) from the restrictions under Takeover Laws, (E) enter into any acquisition agreement with respect to any Acquisition Proposal, or (F) formally propose, resolve or agree to do any of the foregoing. Without limiting the foregoing, it is agreed that any breach of the restrictions set forth in this Section 5.3(b) by any Representative or Affiliate of the Company or any of its Subsidiaries, whether or not such Person is purporting to act on behalf of the Company or any of its Subsidiaries or otherwise, shall be deemed to be a breach of this Section 5.3(b) by the Company.
(c) Except as expressly permitted by Section 5.3(g), from and after the date hereof until the earlier of receipt of the Requisite Stockholder Approval and the termination of this Agreement in accordance with Article VII, neither the Company Board nor any committee thereof will (i) adopt, approve or recommend, or publicly propose to adopt, approve or recommend, any Acquisition Proposal or any offer or proposal that would reasonably be expected to lead to an Acquisition Proposal, (ii) withdraw, change or qualify or propose to publicly withdraw, qualify or modify, in a manner adverse to Parent or Acquisition Sub, the Company Board Recommendation, (iii) approve or cause the Company to enter into any merger agreement, letter of intent or other agreement relating to any Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement), (iv) fail to include the Company Board Recommendation in the Proxy Statement or fail to publicly reaffirm the Company Board Recommendation within five (5) Business Days after Parent reasonably (being not more than once per Acquisition Proposal or material change to an Acquisition Proposal) requests in writing, (v) fail to publicly recommend against any tender offer or exchange offer for the equity securities of the Company, or (vi) formally resolve or agree to do or publicly propose to do any of the foregoing (any action set forth in the foregoing clauses (i) to (v) of this sentence, a “Change of Board Recommendation”).
(d) Notwithstanding anything to the contrary contained in Sections 5.3(a) and 5.3(b), if at any time following the date hereof and prior to receipt of the Requisite Stockholder Approval (i) the Company has received a bona fide written Acquisition Proposal from a Third Party, (ii) such Acquisition Proposal did not otherwise result from a breach or, in accordance with the last sentence of Section 5.3(b), deemed breach, of Section 5.3(b) and (iii) the Company Board determines in good faith, after consultation with its financial advisors and outside counsel, based on information then available, that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal, then subject to providing prior written notice of its decision to take such action to Parent at least twenty-four (24) hours prior to taking such action (which notice shall include a reasonably detailed description of the Third Party, its Acquisition Proposal and the information the Company intends to provide) and compliance with Section 5.3(e), the Company may (1) furnish information with respect to the Company and its Subsidiaries to the Third Party making such Acquisition Proposal, its representatives and potential sources of financing pursuant to one or more Acceptable Confidentiality Agreements and (2) participate in discussions or negotiations with the Third Party making such Acquisition Proposal regarding such Acquisition Proposal; provided, that any information concerning the Company or its Subsidiaries to be provided or made available to any Third Party will, to the extent not previously provided or made available to Parent or Acquisition Sub, be provided or made available to Parent or Acquisition Sub concurrently with but in no event more than 24 hours prior to such time as it is provided or made available to such Third Party. Notwithstanding anything to the contrary herein and without limitation of any requirement to enter into an Acceptable Confidentiality Agreement, any competitively sensitive information or data to be provided by or on behalf of the Company or any of its Subsidiaries pursuant to this Section 5.3 to any Third Party who is, or whose Affiliates include, a competitor, supplier or customer of the Company or any of its Subsidiaries shall be provided in a separate “clean data room” and subject to customary “clean team” arrangements regarding access thereto.
(e) From and after the date hereof, the Company will promptly (and in any event within 24 hours) notify Parent in the event that the Company receives any Acquisition Proposal or any indication of interest or inquiry that could reasonably be expected to lead to an Acquisition Proposal. The Company will notify Parent promptly (and in any event within 24 hours) of a summary of the material terms of the Acquisition Proposal (including the identity of the Person who submitted such Acquisition Proposal, all pricing and financing information and material conditions) and provide unredacted copies of all written materials provided to or by the Company or its Representatives in connection therewith. Without limiting the foregoing but subject to the Company’s compliance with Section 5.3(d), the Company will promptly (and in any event within 24 hours after such determination) advise Parent if the Company determines to begin providing information or to engage in discussions or negotiations concerning an Acquisition Proposal and thereafter will keep Parent reasonably informed on a current basis (and in any event within 24 hours) of the status and material terms of any such proposals, any material changes to the status of any such discussions or negotiations, and provide to Parent as soon as practicable after receipt or delivery thereof with un-redacted copies of all transaction documents, financing documents, and copies of any other documents (including any drafts or summaries) evidencing or specifying the terms or conditions of such Acquisition Proposal or related discussions.
(f) Notwithstanding anything to the contrary contained in Sections 5.3(a) or Section 5.3(b), if the Company has received after the date hereof a bona fide written Acquisition Proposal that the Company Board determines in good faith, after consultation with its financial advisors and outside counsel, constitutes a Superior Proposal, and such Acquisition Proposal did not result from a breach or, in accordance with the last sentence of Section 5.3(b), deemed breach, of Section 5.3(b), the Company Board may at any time prior to receipt of the Requisite Stockholder Approval, (i) effect a Change of Board Recommendation with respect to such Superior Proposal or (ii) terminate this Agreement pursuant to Section 7.1(f), in each case only if the Company Board determines in good faith after consultation with its outside counsel that the failure to take such action would be inconsistent with its fiduciary duties to the stockholders of the Company and subject to complying with the requirements of this Section 5.3(f). Neither the Company Board (nor any committee thereof) may effect a Change of Board Recommendation pursuant to this Section 5.3(f) or terminate this Agreement pursuant to Section 7.1(f) unless the Company has provided to Parent at least four (4) Business Days’ prior written notice (the “Notice Period”) of the Company’s intention to take such action, which notice will include an unredacted copy of such Superior Proposal and all related documentation (including the definitive transaction agreement (and related schedules and exhibits) to be entered into by the Company in respect of such Superior Proposal and, if applicable and to the extent received by the Company, all financing documentation and commitment letters), specify the basis for such Change of Board Recommendation or termination and the identity of the Third Parties making such proposal, and:
(i) during the Notice Period, if requested by Parent, the Company will have, and will have caused its legal and financial advisors to have, engaged in good faith negotiations with Parent regarding any adjustment or amendment to this Agreement or the Commitment Letters proposed in writing by Parent and intended to cause the relevant Acquisition Proposal to no longer constitute a Superior Proposal and permitted Parent and its Representatives to make a presentation to the Company Board relating to such proposed adjustments and amendments; and
(ii) the Company Board will have considered in good faith any adjustments or proposed amendments to this Agreement or the Commitment Letters (including a change to the price terms hereof) and the other agreements contemplated hereby that may be offered in writing by Parent (the “Proposed Changed Terms”) no later than 11:59 p.m., New York City time, on the last day of the Notice Period and have determined in good faith, after consultation with its financial advisors and outside counsel, that, notwithstanding such Proposed Changed Terms, the Superior Proposal continues to constitute a Superior Proposal and that the failure to take such action continues to be inconsistent with its fiduciary duties to the stockholders of the Company if such Proposed Changed Terms were to be given effect. In the event of any revisions to such Superior Proposal offered by the party making such Superior Proposal with respect to any change in purchase price or any other material revision, the Company must deliver a new written notice to Parent and must again comply with the requirements of this Section 5.3(f) with respect to such new written notice, except that the Notice Period will be two (2) Business Days with respect to any such new written notice.
(g) Notwithstanding anything to the contrary contained in this Section 5.3, the Company Board may at any time prior to receipt of the Requisite Stockholder Approval effect a Change of Board Recommendation if (i) the Company Board determines in good faith, after consultation with its financial advisors and outside counsel, that an Intervening Event has occurred and is continuing and (ii) the Company Board determines in good faith, after consultation with outside counsel, that the failure to effect a Change of Board Recommendation in response to such Intervening Event would be inconsistent with its fiduciary duties to the stockholders of the Company, provided, however, that such Change of Board Recommendation will not occur until a time that is after the fourth (4th) Business Day following Parent’s receipt of written notice from the Company advising Parent of the material information and facts relating to such Intervening Event and stating that it intends to make a Change of Board Recommendation and provided that (A) during such four-Business Day period the Company has negotiated in good faith with Parent to the extent Parent wishes to negotiate to make such adjustments to the terms and conditions of this Agreement or the Commitment Letters as would enable the Company Board to proceed with the Company Board Recommendation and (B) at the end of such four-Business Day period, the Company Board maintains its determination described in this clause (ii) (after taking into account any adjustments offered in writing by Parent to the material terms and conditions of this Agreement or the Commitment Letters).
(h) Nothing contained in this Section 5.3 will prohibit the Company Board from disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 and Item 1012(a) of Regulation M-A promulgated under the Exchange Act; provided, that the Company may only make any such disclosure that constitutes a Change of Board Recommendation in compliance with Section 5.3(f) or 5.3(g), as the case may be. The issuance by the Company or the Company Board of a “stop, look and listen” statement pending disclosure of its position, as contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, will not constitute a Change of Board Recommendation.
(i) For purposes of this Agreement:
(i) “Acquisition Proposal” means any offer, inquiry, indication of interest or proposal from a Third Party concerning, whether in a single transaction or a series of transactions, (A) a merger, consolidation or other business combination transaction or series of related transactions involving the Company that, if consummated, would result in (x) any Person or group (as defined under Section 13 of the Exchange Act) becoming the beneficial owner of 20% or more of the outstanding Shares or voting power of the resulting direct or indirect parent of the Company or the surviving entity in such transaction, or (y) the stockholders of the Company immediately preceding such transaction holding less than 80% of the Shares or voting interests in the direct or indirect parent of the Company or the surviving entity in such transaction, (B) any direct or indirect sale, lease, purchase or other disposition by merger, consolidation, business combination, share exchange, joint venture, recapitalization, spin-off or otherwise, of assets of the Company (including Equity Interests of any Subsidiary of the Company) or its Subsidiaries representing 20% or more of the consolidated assets, based on their fair market value as determined in good faith by the Company Board, or net revenue of the Company and its Subsidiaries, (C) any issuance by the Company to, or any acquisition by any, Person or group (as defined under Section 13 of the Exchange Act), resulting in, or any proposal, offer, inquiry or indication of interest that if consummated would result in, any Person or group (as defined under Section 13 of the Exchange Act) becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, any class of equity securities or voting interests of the Company representing 20% or more of the voting power or Shares of the Company, (D) any tender offer or exchange offer that if consummated would result in any Person or group (as defined under Section 13 of the Exchange Act) beneficially owning 20% or more of the outstanding Shares or voting interests of the Company, or (E) any combination of the foregoing (in each case, other than the Merger).
(ii) “Intervening Event” means any event, change, effect, development, state of facts, condition or occurrence that is material to the Company and its Subsidiaries (I) that first occurs after the date of this Agreement which (a) is unknown to, nor reasonably foreseeable by, the Company Board as of or prior to the date of this Agreement and (b) becomes known to or by the Company Board prior to receipt of the Requisite Stockholder Approval; and (II) that does not involve or relate to (a) an Acquisition Proposal, any inquiries, proposals or offers which constitute, or would reasonably be expected to lead to, an Acquisition Proposal, or any business combination or acquisition opportunity, (b) any Effect resulting from a breach of this Agreement by the Company, (c) changes in the trading price or trading volume of Shares (provided that the underlying cause of such changes may be taken into account in determining whether an Intervening Event has occurred), (d) any overachievement by the Company or any of its Subsidiaries with respect to any revenue, earnings or other financial projections or forecasts (provided that the underlying cause of such overachievement may be taken into account in determining whether an Intervening Event has occurred), or (e) any development or change in the industries the Company and its Subsidiaries operate in as a whole that have not had or would not reasonably be expected to have a disproportionate effect on the Company.
(iii) “Superior Proposal” means a bona fide written Acquisition Proposal (except that the references therein to “20%” and “80%” will be replaced by “50.1%”) that did not result from a breach by the Company of Section 5.3, and that the Company Board determines in good faith, after consultation with its financial advisors and outside counsel, taking into account such factors as the Company Board considers in good faith to be appropriate (including, among other things, if appropriate, the identity of the Third Party making such Acquisition Proposal, the ability of such Third Party to consummate the transaction, all financial, regulatory, legal and other aspects of such proposal, including the confidentiality, the source and certainty of financing, the expected timing and likelihood of consummation of such proposal, and the nature and extent of regulatory approvals required and the risk of non-consummation), is reasonably likely to be consummated in accordance with its terms and, if consummated, would be more favorable from a financial point of view to the Company’s stockholders than the Merger (taking into account any proposed changes with respect to such Superior Proposal and the Proposed Changed Terms).

5.4. Company Stockholder Meeting; Proxy Statement.
(a) The Company shall establish a record date for, call, give notice of, convene and hold a meeting of the Company Stockholders (including any adjournments and postponements thereof, the “Company Stockholder Meeting”) as promptly as practicable following the date hereof (and in any event within thirty (30) calendar days following the date on which the Company is informed that the SEC does not intend to review the Proxy Statement or has no further comments thereon) solely for the purpose of voting upon the adoption of this Agreement in accordance with the DGCL. Once established, the Company shall not change the record date for the Company Stockholder Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned). Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from postponing or adjourning the Company Stockholder Meeting (i) if there are holders of an insufficient number of shares of Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting (it being understood that the Company shall not postpone or adjourn the Company Stockholder Meeting more than two times pursuant to this clause (i) without Parent’s prior written consent) or (ii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law, Order or a request from the SEC or its staff. Unless the Company Board has withdrawn the Company Board Recommendation in compliance with Section 5.3, the Company shall use its reasonable best efforts to cause the definitive Proxy Statement to be mailed to the Company’s stockholders and to solicit from stockholders of the Company proxies in favor of the adoption and approval of this Agreement at the Company Stockholder Meeting and shall take all other action necessary or advisable to secure the vote or consent of the holders of Shares required by applicable Law to effect the Merger. The Company shall adjourn or postpone the Company Stockholder Meeting if requested by Parent in writing at any time up to three (3) Business Days prior to the date of the Company Stockholder Meeting if Parent reasonably believes that such adjournment or postponement is necessary to allow sufficient time to solicit additional proxies in favor of the adoption of this Agreement. Without the prior written consent of Parent, the Company Stockholder Meeting will not be postponed or adjourned by more than ten (10) Business Days for any event giving rise to such a postponement or adjournment. The Company shall use reasonable best efforts to cooperate with Parent with respect to its proxy solicitation efforts (including engaging a proxy voting advisory firm reasonably acceptable to Parent), and shall keep Parent reasonably informed on a reasonably current basis or as otherwise reasonably requested by Parent with respect to the proxy voting results and any substantive communication from any proxy voting advisory firm in connection with the Merger (and the parties shall cooperate with each other in connection with any material correspondence with any such proxy voting advisory firm in connection with the Merger).
(b) As promptly as reasonably practicable after the execution of this Agreement (and in any event within twenty-five (25) days after the date of this Agreement, subject to extension by mutual agreement of Parent and the Company), the Company shall prepare and file with the SEC, the Proxy Statement for use in connection with the solicitation of proxies from the Company’s stockholders for use at the Company Stockholder Meeting. The Company, Parent and Acquisition Sub, as the case may be, shall furnish all information concerning the Company, on the one hand, and Parent and Acquisition Sub (and their respective Affiliates, if applicable), on the other hand, as the other may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement. The Company will cause the Proxy Statement to comply in all material respects with the applicable requirements of the Exchange Act and the DGCL and the rules and regulations of the SEC and the NYSE. The Company agrees that, on the date of filing, the date of mailing to the Company’s stockholders and at the time of the Company Stockholder Meeting, the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Subject to applicable Law, the Company shall use reasonable best efforts to cause the Proxy Statement to be disseminated to the Company’s stockholders as promptly as practicable following the filing thereof with the SEC and, in any event, no later than the earlier of (i) the fifth (5th) Business Day following confirmation from the SEC that it will not comment on, or that it has no additional comments on, the Proxy Statement and (ii) the tenth (10th) calendar day following the filing of the Proxy Statement with the SEC if the Company has not received comments from the SEC by such date. Each of the Company, Parent and Acquisition Sub shall promptly correct any information provided by it or any of its respective directors, officers, employees, affiliates, agents or other representatives for use in the Proxy Statement if and to the extent that such information shall be or have become false or misleading in any material respect prior to the Company

Stockholder Meeting. The Company shall take all steps necessary to cause the Proxy Statement, as so corrected, to be filed with the SEC and disseminated to the Company’s stockholders, in each case as and to the extent required by applicable Laws. The Company shall provide Parent, Acquisition Sub and their counsel a reasonable opportunity to review and comment on the Proxy Statement (and any amendments or supplements thereto) prior to the filing thereof with the SEC (which may be shared by or on behalf of Parent with the stockholders party to a Voting Agreement to the extent required for Parent to comply therewith), and the Company shall give due consideration to and incorporate any reasonable comments made by Parent, Acquisition Sub and their counsel (it being understood that Parent, Acquisition Sub and their counsel shall provide any comments thereon as soon as reasonably practicable). The Company shall not file, disseminate or mail any Proxy Statement, or any amendment or supplement thereto, without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed). The Company shall provide in writing to Parent, Acquisition Sub and their counsel any comments or other communications, whether written or oral, the Company or its counsel may receive from the SEC or its staff with respect to the Proxy Statement promptly (and in any event within 24 hours) after such receipt, and the Company shall provide Parent, Acquisition Sub and their counsel a reasonable opportunity to participate in the formulation of any response to any such comments of the SEC or its staff (including a reasonable opportunity to review and comment on any such response, to which the Company shall give due consideration and incorporate any reasonable comments made by Parent, Acquisition Sub and their counsel). The Company shall not submit any response to SEC comments without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed). The Company shall use its reasonable best efforts to conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act promptly following the date hereof.
(c) Unless this Agreement is earlier terminated pursuant to Article VII, subject to the terms of this Agreement, the Company shall include the Company Board Recommendation in the Proxy Statement.
5.5. Regulatory and Other Authorizations; Notices and Consents.
(a) The Company and Parent will, and will cause their respective Affiliates to, make or cause to be made (i) all required HSR Act notifications within ten (10) Business Days after the date of this Agreement, and (ii) all filings required with respect to any Other Required Regulatory Approvals with respect to the Transactions as promptly as practicable, but in any event within twenty (20) Business Days after the date of this Agreement. Subject to Parent’s obligations under this Section 5.5(a), Parent and Company will be mutually responsible for and mutually control the coordination of any applications, notifications or filings, obtaining any necessary approvals, and resolving any investigation or other inquiry of any such agency or other Governmental Entity under the HSR Act or any other Competition Laws. Parent shall pay 100% of all filing fees under the HSR Act and any filings with respect to Other Required Regulatory Approvals.
(b) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its reasonable best efforts to: (i) obtain all consents, approvals or waivers from third parties, including under any Contract to which the Company or Parent or any of their respective Subsidiaries is party or by which such Person or any of their respective properties or assets may be bound, (ii) obtain all necessary or advisable actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities, make all necessary or advisable registrations, declarations and filings with and take all steps as may be necessary to obtain an approval or waiver from, or to avoid any Proceeding by, any Governmental Entity (provided, that neither the Company nor any of its Subsidiaries will make or agree to make any payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments) or concede anything of monetary or economic value for the purposes of obtaining any such third party consents in excess of $500,000 in the aggregate without the prior consent of Parent), (iii) resist, contest or defend any Proceeding (including administrative or judicial Proceedings) challenging the Merger or the completion of the Transactions, including seeking to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that is in effect and that could restrict, prevent or prohibit consummation of the Transactions, (iv) execute and deliver any additional instruments necessary to consummate the Transactions and fully to carry out the purposes of this Agreement, and (v) cause their Affiliates to execute and deliver any notices, filings or applications required to be filed with any Governmental Entity in connection with the Merger and the Transactions. Each of the parties will, and will cause their respective Subsidiaries to, furnish to each other party such necessary information and reasonable assistance as such other party may reasonably request in connection with the foregoing. Subject to applicable Law relating to the exchange of information, the Company and Parent will have the right to review in advance, and to the extent practicable each will consult with the other in connection with, all of the information relating to the Company or Parent, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any Person or any Governmental Entity in connection with the Merger and the Transactions; provided, that to the extent competitively sensitive information of any party is contained therein, such competitively sensitive information will be provided only to the external legal counsel or external expert of the other party and will not be shared by such counsel or expert with any other Person. In exercising the foregoing rights, each of the Company and Parent will act reasonably and as promptly as practicable. Subject to applicable Law and the instructions of any Governmental Entity, the Company and Parent will keep each other reasonably apprised of the status of matters relating to the completion of the Transactions, including promptly furnishing the other with copies of notices or other written substantive communications received by the Company or Parent, as the case may be, or any of their respective Subsidiaries, from any Governmental Entity or Person with respect to such transactions, and, to the extent practicable under the circumstances, will provide the other party and its counsel with the opportunity to participate in any meeting with any Governmental Entity or Person in respect of any substantive filing, investigation or other inquiry in connection with the Transactions. Notwithstanding anything to the contrary herein, this Section 5.5(b) shall not govern any party’s actions under or with respect to Competition Laws or any Other Required Regulatory Approvals, which shall instead be governed by Section 5.5(a) and Section 5.5(e).
(c) Prior to the earlier of the termination of this Agreement in accordance with Article VII and the Closing, none of the parties hereto will: directly or indirectly acquire or agree to acquire (by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner), any Person or portion thereof, or otherwise acquire or agree to acquire any assets, if the entering into a definitive agreement relating to, or the consummation of, such acquisition, merger or consolidation would reasonably be expected to (A) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, such permits, orders or other approvals of any Governmental Entity or the expiration or termination of any applicable waiting period, in each case as and to the extent contemplated in Section 6.1(c), (B) materially increase the risk of any Governmental Entity seeking an Order prohibiting the consummation of the Transactions as and to the extent contemplated in Section 6.1(b), (C) materially increase the risk of not being able to remove any such Order on appeal or otherwise, or (D) materially delay or prevent the consummation of the Transactions.
(d) Without limiting Parent’s express rights or the Company’s express obligations hereunder, nothing contained in this Agreement gives Parent or Acquisition Sub, directly or indirectly, the right to control or direct the operations of the Company prior to the consummation of the Merger and, prior to the Effective Time, the Company will exercise, consistent with the terms and conditions of this Agreement, complete unilateral control and supervision over its business operations.
(e) Each of the parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable under the Agreement and applicable Law to cause the expiration or termination of any applicable waiting periods under the HSR Act and any Other Required Regulatory Approval and to obtain all consents, approvals, authorizations, qualifications and orders under any Other Required Regulatory Approvals. Without limiting the generality of the foregoing, Parent shall use (and shall cause its Subsidiaries to use) reasonable best efforts and take (and shall cause its Subsidiaries to take) any and all steps necessary to avoid or eliminate each and every impediment under the HSR Act and with respect to any Other Required Regulatory Approvals that may be asserted by any Governmental Entity or any other Person so as to enable to the parties hereto to expeditiously close the transactions contemplated by this Agreement no later than the Outside Date, including proposing, negotiating, committing to or effecting, by consent decree, hold separate order or otherwise any of: (A) the sale, divestiture or disposition of, or holding separate (through the establishment of a trust or otherwise), the assets, properties and businesses of the Company or any of its Subsidiaries, (B) the termination, modification or extension of existing relationships and contractual rights and obligations of the Company, or any of the Company Subsidiaries, (C) the establishment or creation of relationships and contractual rights and obligations of the Company, or the Company Subsidiaries, or (D) the termination of any relevant venture or other arrangement of the Company, or the Company Subsidiaries.

Nothing in this Section 5.5(e) shall require any party to take or commit to take any action, or agree to any condition or restriction, in each case that is not conditioned upon the occurrence of the Closing, and the Company and its Subsidiaries shall not agree to any such action, condition or restriction without the prior written consent of Parent.
5.6. Certain Notices. From and after the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with Article VII, unless prohibited by applicable Law, each party will give prompt notice to the other parties if any of the following occur: (i) receipt of any notice or other communication in writing from any Person alleging that the consent or approval of such Person is or may be required in connection with the Transactions; (ii) receipt of any notice or other communication from any Governmental Entity or the NYSE (or any other securities market) in connection with the Transactions; or (iii) such party becoming aware of the occurrence of an event that would reasonably be expected to prevent or delay beyond the Outside Date the consummation of the Transactions or that would reasonably be expected to result in any of the conditions to the Merger set forth in Article VI not being satisfied. Any such notice pursuant to this Section 5.6 will not affect any representation, warranty, covenant or agreement contained in this Agreement and any failure (other than any such failure which is a Willful and Material Breach) to make such notice (in and of itself) will not be taken into account in determining whether the conditions set forth in Article VI have been satisfied or give rise to any right of termination set forth in Article VII.
5.7. Public Announcements. So long as this Agreement is in effect, Parent and Acquisition Sub, on the one hand, and the Company, on the other, will not issue any press release or make any public statement with respect to the Merger or this Agreement without the prior written consent of the other party (which consent will not be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law or the rules or regulations of any applicable United States securities exchange or regulatory or governmental body to which the relevant party is subject, in which case the party required to make the release or announcement will use its reasonable best efforts to allow each other party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, the restrictions set forth in this Section 5.7 will not apply to any public release or public announcement (i) made or proposed to be made by the Company in connection with an Acquisition Proposal, a Superior Proposal, a Change of Board Recommendation or an Intervening Event or any action taken pursuant thereto, in each case, that does not violate, and made in accordance with, Section 5.3 (or made or proposed to be made by Parent in response thereto) or (ii) in connection with any dispute between the parties regarding this Agreement or the Transactions. The press release announcing the execution and delivery of this Agreement will not be issued prior to the approval of each of the Company and Parent. The Company will file one or more current reports on Form 8-K with the SEC attaching the announcement press release and a copy of this Agreement as exhibits. The Company will provide Parent with a draft of such Form 8-K and attachments for Parent’s review prior to such filing, and will consider in good faith any comments provided by Parent. Notwithstanding the foregoing, Parent, Acquisition Sub and their respective Affiliates may provide ordinary course communications regarding this Agreement and the transactions contemplated hereby to existing or prospective general and limited partners, equityholders, lenders, members, managers and investors of such Person or any Affiliates of such Person, in each case, who are subject to customary confidentiality restrictions, to the extent consistent with prior public disclosures by the Parties made in accordance with this Section 5.7.
5.8. Employee Benefit Matters.
(a) During the period commencing at the Closing Date and ending on the date that is twelve (12) months following the Closing Date, Parent will cause the Surviving Corporation and its applicable Subsidiaries to provide to each employee of the Company and its Subsidiaries as of the Closing who is not represented by a Union and who remains so employed immediately following the Closing (each a “Continuing Employee”) for so long as such Continuing Employee continues employment with the Surviving Corporation and its Subsidiaries, (i) a base salary, base hourly wage rate, short-term target cash bonus opportunities or commission opportunities, as applicable (in each case, excluding, except as set forth on Section 5.8(a) of the Company Disclosure Letter, retention, change in control, transaction or similar bonus opportunities or equity or equity-based compensation), that are no less favorable in the aggregate than those provided to such Continuing Employees immediately prior to the Closing, and (ii) broad-based employee benefits (excluding any equity or equity-based compensation, severance, retention, change in control, transaction or similar bonus opportunities, deferred compensation, defined benefit pension, retiree medical or other retiree welfare benefits (“Excluded Benefits”)) that are substantially comparable in the aggregate to the broad-based employee benefits (other than

Excluded Benefits) provided to such Continuing Employee immediately prior to the Closing. For purposes of any compensation-related determinations, Company performance for fiscal year 2026 shall be calculated in accordance with Section 5.8(a) of the Company Disclosure Letter. Notwithstanding anything in this Agreement to the contrary, the terms and conditions of employment for each employee of the Company and its Subsidiaries as of the Closing who is covered by a Collective Bargaining Agreement shall continue to be governed by the applicable Collective Bargaining Agreement until such Contract’s modification, expiration or termination in accordance with its terms and applicable Law.
(b) Parent or its applicable Subsidiaries (including, the Surviving Corporation and its Subsidiaries) will cause each plan, program, policy, practice and arrangement sponsored or maintained by Parent or any of its Subsidiaries (including the Surviving Corporation and its Subsidiaries) on or after the Closing Date and in which any Continuing Employee (or the spouse, domestic partner or dependent of any Continuing Employee) participates or is eligible to participate (each, a “Parent Plan”) to treat, for purposes of eligibility to participate, future vacation benefit accrual, and level of benefits, all service with the Company and its Subsidiaries (and any predecessor employers if the Company, any of its Subsidiaries or any Company Benefit Plan provides past service credit) prior to the Closing as service with Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries); provided, that (i) such service need not be taken into account to the extent it would result in duplication of benefits, (ii) such service need not be taken into account with respect to any Parent Plan that is a “defined benefit plan,” as defined in Section 3(35) of ERISA or for purposes of any other Excluded Benefits, and (iii) such service need only be taken into account to the same extent and for the same purpose as such service was credited under the corresponding Company Benefit Plan.
(c) During the plan year in which the Closing occurs, Parent or its applicable Subsidiaries (including the Surviving Corporation and its Subsidiaries) will use reasonable best efforts to cause each Parent Plan that is a welfare benefit plan, within the meaning of Section 3(1) of ERISA providing group health benefits (i) to waive any and all eligibility waiting periods, actively-at-work requirements, evidence-of-insurability requirements, pre-existing condition limitations, and other exclusions and limitations regarding the Continuing Employees and their spouses, domestic partners and dependents to the extent waived, satisfied or not imposed under the corresponding Company Benefit Plan immediately prior to the Closing, and (ii) to recognize for each Continuing Employee for purposes of applying annual deductible, co-insurance and out-of-pocket maximums under such Parent Plan any deductible, co-payment and out-of-pocket expenses paid by and credited to such Continuing Employee and his or her spouse, domestic partner and dependents under the corresponding Company Benefit Plan during the portion of the plan year of such Company Benefit Plan prior to the Closing Date in which such Continuing Employee begins participating in such Parent Plan.
(d) Prior to the Closing, the Company and its Subsidiaries shall fully and timely satisfy any notice, information, consultation or bargaining obligations owed to employees or their representatives with respect to the transactions contemplated by this Agreement under applicable Law or any Collective Bargaining Agreement and Parent shall reasonably cooperate with respect to the foregoing.
(e) Without limiting the generality of Section 8.10, the provisions of this Section 5.8 are solely for the benefit of the parties to this Agreement, and no Continuing Employee (including any beneficiary or dependent thereof) will be regarded for any purpose as a third-party beneficiary of this Agreement, and no provision of this Section 5.8 will create such rights in any such individuals or any current or former director, officer, employee or individual independent contractor of the Company, Parent or any of their Subsidiaries, or in any other Person (other than the parties to this Agreement), to enforce the provisions of this Section 5.8. Nothing contained in this Agreement will: (i) guarantee employment for any period of time or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate the employment of any Continuing Employee in accordance with applicable Law; (ii) require Parent, the Surviving Corporation or any of their respective Subsidiaries to continue any specific employee plans, programs, or arrangements; (iii) limit in any way the right of Parent, the Surviving Corporation or any of their respective Subsidiaries to amend or terminate any specific Company Benefit Plan or other employee benefit plan, program, policy, agreement or arrangement at any time; or (iv) amend, waive or create any Company Benefit Plans or other employee benefit plans, programs, policies, agreements or arrangements.

5.9. Indemnification.
(a) From and after the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify, defend and hold harmless, and will advance expenses as incurred, to the fullest extent permitted under (i) applicable Law, (ii) the Company Charter, the Company Bylaws or similar organization documents in effect as of the date of this Agreement and (iii) any Contract of the Company or its Subsidiaries, in each case, in effect as of the date of this Agreement and made available to Parent, each present and former director and officer of the Company and its Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnitee” and, collectively, the “Indemnitees”) against any costs or expenses (including reasonable attorneys’ fees), judgments, settlements, fines, losses, claims, damages or liabilities incurred in connection with any Proceeding or investigation, whether civil, criminal, administrative or investigative, whenever asserted, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, including in connection with this Agreement or the Transactions.
(b) Parent agrees that all rights to exculpation, indemnification and advancement of expenses arising from, relating to, or otherwise in respect of, acts or omissions occurring at or prior to the Effective Time (including in connection with this Agreement or the Transactions) existing as of the Effective Time in favor of the current or former directors or officers of the Company or any of its Subsidiaries as provided in its certificates of incorporation, bylaws or other organizational documents, in each case as in effect on the date of this Agreement, will survive the Merger and continue in full force and effect in accordance with their terms. For a period of no less than six (6) years from the Effective Time, Parent will cause the Surviving Corporation to, and the Surviving Corporation will, maintain in effect the exculpation, indemnification and advancement of expenses provisions of the applicable party’s certificate of incorporation and bylaws or similar organization documents in effect as of the date of this Agreement or in any Contract of the Company or its Subsidiaries with any of their respective directors or officers in effect as of the date of this Agreement and made available to Parent, and will not (except as required by applicable Law) amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors or officers of the Company or its Subsidiaries; provided, that all rights to exculpation, indemnification and advancement of expenses in respect of any Proceeding pending or asserted or any claim made within such period will continue until the final disposition of such Proceeding.
(c) Subject to the last sentence of this Section 5.9(c), for six (6) years from and after the Effective Time, Parent and the Surviving Corporation will be jointly and severally responsible for maintaining for the benefit of the directors and officers of the Company, as of the date of this Agreement and as of the Closing Date, an insurance and indemnification policy that provides coverage for events occurring at or prior to the Effective Time (the “D&O Insurance”) that is not less favorable in the aggregate than the existing policy of the Company, or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided, however, that Parent shall not be obligated to make premium payments for such insurance to the extent such premiums exceed 300% of the annual premiums most recently paid prior to the date hereof by the Company for such insurance (such 300% amount, the “Maximum Premium”). If such insurance coverage cannot be obtained at all, or can only be obtained at a premium in excess of the Maximum Premium, Parent shall maintain the most advantageous policies of directors’ and officers’ insurance reasonably obtainable for a premium equal to the Maximum Premium. The Company shall, prior to the Effective Time, purchase a six (6) year prepaid “tail” directors’ and officers’ liability (and fiduciary) insurance policy with terms and conditions no less advantageous to the Indemnitees than the existing directors’ and officers’ liability (and fiduciary) insurance maintained by the Company, covering, without limitation, the Transactions, including the Merger; provided, however, that in no event shall the Company expend, in the aggregate for all six (6) years, in excess of the Maximum Premium; and provided, further, that if the premiums of such insurance coverage exceed the Maximum Premium, the Company may obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium. If such prepaid tail policy is obtained by the Company prior to the Effective Time, Parent and the Surviving Corporation shall maintain such policy in full force and effect and continue to honor the obligations thereunder, and the provisions of the first two sentences of this Section 5.9(c) will be deemed to have been satisfied.
(d) In the event that either Parent or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each case, Parent will, and will cause the Surviving Corporation to, cause proper provision to be made so that such successor or assign will expressly assume the obligations set forth in this Section 5.9.
(e) The provisions of this Section 5.9 are (i) intended to be for the benefit of, and will be enforceable by, each Indemnitee, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under the Company Charter, the Company Bylaws or similar organization documents in effect as of the date of this Agreement or in any Contract of the Company or its Subsidiaries in effect as of the date of this Agreement. The obligations of Parent under this Section 5.9 will not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 5.9 applies unless (x) such termination or modification is required by applicable Law or (y) the affected Indemnitee will have consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 5.9 applies will be third party beneficiaries of this Section 5.9).
(f) Nothing in this Agreement is intended to, will be construed to or will release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or employees, it being understood and agreed that the indemnification or advancement of expenses provided for in this Section 5.9 is not prior to or in substitution for any such claims under such policies.
5.10. Financing.
(a) Parent will use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary or advisable to obtain the Debt Financing, including using reasonable best efforts to:
(i) maintain in effect the Debt Commitment Letter and not, without the prior written consent of the Company (which shall not be unreasonably withheld, delayed or conditioned), permit any amendment or modification to be made to, consent to any waiver of any provision or remedy under, and replace the Debt Commitment Letter, if such amendment, modification, waiver or replacement (a “Restricted Commitment Modification”): (A) reduces the aggregate amount of the Debt Financing (including by changing the amount of fees to be paid or original issue discount of the Debt Financing) to an amount less than the Required Amount (when taken together with the Equity Financing and cash, cash equivalents and other immediately available sources of cash funds held by or available to Parent, Acquisition Sub and the Company and its Subsidiaries ) or (B) imposes new or additional conditions or otherwise expands, amends or modifies any of the conditions to the receipt of the Debt Financing in a manner that would reasonably be expected to materially (1) delay or prevent the Closing, (2) make the funding of the Debt Financing (or satisfaction of the conditions to obtaining the Debt Financing) in an amount (when taken together with the Equity Financing and other funding sources available) sufficient to fund the Merger Consideration at Closing less likely to occur or (3) adversely impact the ability of Parent to enforce its rights against other parties to the Debt Commitment Letter or the definitive agreements with respect thereto (provided that nothing in this Agreement shall require the Parent to pursue any enforcement action, including litigation, against any Financing Source) (provided, that (x) Parent may amend the Debt Commitment Letter to (A) add lenders, lead arrangers, bookrunners, syndication agents or similar entities who had not executed the Debt Commitment Letter as of the date hereof or (B) increase the aggregate amount of the Financing; and (y) at the Company’s reasonable request, Parent will keep the Company reasonably apprised of the status and terms and conditions of any amendments, modifications, waivers or replacements, and will promptly furnish to the Company copies of any agreements or other documentation with respect to such amendment, modification, waiver or replacement);
(ii) cause the Equity Financing to be consummated upon satisfaction (or waiver) of the conditions contained in the Equity Commitment Letter that are within its control;
(iii) satisfy on a timely basis (or obtain a waiver of) all conditions to the Debt Financing and the Equity Financing that are within its control;

(iv) negotiate, execute and deliver the definitive documentation for the Debt Financing that reflect the terms contained in the Debt Commitment Letter (including any “market flex” provisions related thereto), subject to any amendments or modifications thereto that would not constitute a Restricted Commitment Modification; and
(v) in the event that the conditions set forth in the Debt Commitment Letter and Section 6.1 have been satisfied or, by its terms upon funding would be satisfied, cause the Financing Sources to fund the full amount of the Debt Financing contemplated to be provided on the Closing Date at or prior to the Closing.
(b) Parent will promptly provide the Company with copies of all executed material amendments, modifications or replacements of any Debt Commitment Letter or executed material definitive agreements related to any of the Debt Financing at the reasonable request of the Company. Parent will give the Company prompt notice of the receipt of any written notice or other written communication from any Person with respect to any actual or alleged breach or repudiation by any party to the Commitment Letters of which Parent or its Affiliates becomes aware. Without limiting Parent’s other obligations under this Section 5.10, if a Financing Failure Event occurs or at any time Parent in good faith believes that it will not be able to or it is not reasonably likely to be able to obtain all or any part of the Debt Financing, in each case, to the extent such portion is necessary to fund the Merger Consideration at Closing and consummate the transactions contemplated by this Agreement (when taken together with the Equity Financing and other funding sources available), Parent will (i) promptly notify the Company of such Financing Failure Event or circumstance and the reasons therefor, (ii) use its reasonable best efforts to obtain (on terms not materially less favorable to Parent (as determined by Parent in good faith) as regarding conditionality and availability at Closing as those set forth in the Debt Commitment Letter and the Debt Fee Letter as of the date hereof) alternative financing from alternative debt financing sources (“Alternative Financing”), in an amount sufficient, when taken together with the Equity Financing and other funding sources available, and the available portion of the Debt Financing, to pay the Merger Consideration at Closing and consummate the Transactions, as promptly as practicable following the occurrence of such event, and (iii) use its reasonable best efforts to obtain, and when obtained, provide the Company with a copy of, any replacement debt financing commitment that provides for such Alternative Financing (with only the fee amounts, interest rates, original issue discount, economic and other “market flex” terms or commercially sensitive information redacted (none of which redacted provisions would be reasonably expected to adversely affect the amount, conditionality, availability, timing or termination of the Debt Financing on the Closing Date)); provided, further, that Parent shall not be required to, and in no event shall its reasonable best efforts be deemed or construed to require it to (x) obtain any Alternative Financing that includes terms and conditions that are, when taken together, materially less favorable to Parent or pay any fees or expenses that are in excess of those contemplated by the Debt Commitment Letter and the Debt Fee Letter as of the date hereof or agree to economic terms that are less favorable to Parent in any material respect, in each case, (including any “market flex” provisions set forth in the Debt Fee Letter) than those contemplated by the Debt Commitment Letter as of the date hereof or (y) obtain equity commitments from another source than the Equity Financing, in each case, in order to obtain any Alternative Financing.
(c) Upon any such amendment, replacement, supplement or modification of the Commitment Letters in accordance with this Section 5.10 (including the obtainment of Alternative Financing pursuant to Section 5.10(b)), all references herein to “Commitment Letter” or “Debt Commitment Letter”, as applicable, will include and mean such documents as so amended, replaced, supplemented or modified in accordance with this Section 5.10 and references to “Financing”, or “Debt Financing”, as applicable, will include and mean the financing contemplated by such Commitment Letter as so amended, replaced, supplemented or modified in accordance with this Section 5.10.

5.11. Debt Financing Cooperation.
(a) Prior to the Closing, the Company will use reasonable best efforts to, and to cause its Subsidiaries and its and their respective officers, employees, advisors, including legal, financial and accounting advisors and other representatives (collectively, the “Company Representatives”) to, provide cooperation in connection with the arrangement of the Debt Financing as is reasonably requested by Parent; provided, that the Company will in no event be required to provide such assistance that will unreasonably interfere with its business operations. Such assistance will include the following, each of which will be at Parent’s written request:
(i) participation by the senior management team of the Company and the Company Representatives (including senior management and any other pertinent employees reasonably requested by Parent of the Company and its Subsidiaries) in a reasonable number of meetings, presentations and sessions with prospective lenders and rating agencies;
(ii) assisting Parent with preparation of materials for rating agency presentations and bank information memoranda to the extent reasonable and customary;
(iii) cooperating reasonably with the Financing Sources’ due diligence, to the extent reasonable and customary;
(iv) cooperating reasonably to facilitate discussions with the Company’s existing lending and investment banking relationships;
(v) providing access and information reasonably requested by Parent to allow the prospective Persons involved in the Debt Financing to evaluate the Company, including the Company’s current assets, cash management and accounting systems, policies and procedures relating thereto for the purposes of establishing collateral arrangements, in each case, upon reasonable advance notice and at times and locations to be agreed and as necessary and customary for financings similar to the Debt Financing;
(vi) providing; (a) assistance to the Parent with the preparation, execution and delivery of agreements, documents or certificates that facilitate the creation, perfection or enforcement, in each case as of the Closing, of guarantees and Liens securing the Debt Financing or other customary certificates or documents as may be reasonably requested by Parent and otherwise reasonably facilitating the pledging of collateral; provided that the effectiveness of any documentation executed by the Company or any of its Subsidiaries will be subject to the occurrence of the Closing; (b) assistance to the Parent with the preparation, execution and delivery of customary certificates or other documents and instruments as may be reasonably requested by Parent, as in each such case, necessary and customary in connection with the Debt Financing (including the solvency certificate in the form attached to the Debt Commitment Letter); and (c) customary payoff letters, Lien terminations and instruments of discharge to be delivered at Closing to allow for the payoff, discharge and termination in full on the Closing Date of all indebtedness, guarantees and Liens of the Company in accordance with the Debt Commitment Letter, effective upon receipt of the amounts set forth therein, subject to the occurrence of the Closing, in each case, in form and substance reasonably satisfactory to the Parent; and
(vii) to the extent reasonably requested by Parent, assisting in the preparation and execution and delivery (effective no earlier than Closing) of definitive financing documents as customarily required by the Financing Sources (including with respect to preparation of schedules and customary certificates).
In addition, the Company shall be required to deliver, at least four (4) Business Days prior to the Closing Date, all documentation and other information reasonably requested by the Financing Sources under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT ACT and with respect to any of the Company or its Subsidiaries that qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 beneficial ownership certificates substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association in relation to the Company or such Subsidiaries.
Notwithstanding the foregoing, (A) no obligation of the Company or any of its Subsidiaries under any certificate, agreement, document or instrument (other than customary authorization and representation letters) will be effective until the Closing, (B) none of the Company or any of its Subsidiaries will be required to take any action under any such certificate, agreement, document or instrument that is not contingent upon the Closing (including the entry into any agreement that is effective before the Closing) or that would be effective prior to the Effective Time, and (C) in no event will this Section 5.11(a) be deemed or construed to require cooperation to the extent such cooperation would interfere unreasonably with the business or operations of the Company or any of its Subsidiaries.
(b) Parent shall use its reasonable best efforts to provide the Company with the ability to review any projections or forward-looking financial statements (except to the extent prepared by or on behalf of the Company) contained in any marketing materials prepared after the date of this Agreement, if any, used in connection with any syndication of the Debt Financing prior to the dissemination of such materials to potential lenders or other counterparties to any proposed financing transaction; provided, that the Company will communicate in writing its comments, if any, to Parent and its counsel within three (3) Business Days after drafts are provided to the Company. The Company will not be required to agree to any contractual obligation relating to the Financing that is not conditioned upon the Closing and that does not terminate without liability to the Company and its Affiliates upon the termination of this Agreement. The Company will not be required to deliver or cause the delivery of any legal opinions or, other than as specified in clause (a) above, reliance letters in connection with the Debt Financing.
(c) Parent will indemnify and hold harmless the Company and its Subsidiaries, and each of the Company Representatives, from and against any and all liabilities, costs or expenses suffered or incurred in connection with the Debt Financing, including pursuant to Section 5.11(a) (the “Reimbursement Obligations”); provided, that the foregoing will not apply to the extent such liability, cost or expense was the result of the Company’s or its Subsidiaries’, or any of their respective Company Representatives’, willful misconduct, intentional misrepresentation, fraud, or gross negligence. Parent will, at the earlier of the Closing and termination of this agreement pursuant to Article VII, reimburse the Company for all reasonable and documented out-of-pocket third-party costs and expenses incurred by the Company in connection with the assistance set forth in Section 5.11.
(d) The Company consents to the use of its and its Subsidiaries’ logos by Parent, the Financing Sources and their Representatives in connection with the Debt Financing in a manner customary for such financing transactions; provided, that such logos are used solely in a manner that is not intended to or reasonably expected to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries.
5.12. Parent Agreements Concerning Acquisition Sub. Parent hereby guarantees the due, prompt and faithful payment, performance and discharge by Acquisition Sub of, and the compliance by Acquisition Sub with, all of the covenants, agreements, obligations and undertakings of Acquisition Sub under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to ensure such payment, performance and discharge by Acquisition Sub hereunder.
5.13. Takeover Laws. If any state Takeover Law becomes or is deemed to be applicable to the Company, Parent or Acquisition Sub, the Merger or any other transaction contemplated by this Agreement, including any Voting Agreement, then the Company and the Company Board will take all action reasonably available to it to render such Takeover Law inapplicable to the foregoing.
5.14. Section 16 Matters. Prior to the Effective Time, the Company and Parent will take all such steps as may be reasonably necessary to cause any dispositions of Shares (including derivative securities with respect to Shares) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.
5.15. Further Actions. Except as otherwise expressly provided in this Agreement, the Parties shall use their respective best efforts to take, or cause to be taken, all appropriate action, to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable Law (other than with respect to the matters covered in Section 5.5, which shall be governed by the provisions of Section 5.5) to consummate and make effective the Merger and the other transactions contemplated hereby as promptly as practicable.
5.16. Stockholder Litigation. The Company will give Parent the opportunity to participate in (but not control) the defense and settlement of any stockholder litigation against the Company, its Affiliates or its or their respective directors, officers, employees, securityholders or Representatives relating to this Agreement or the Transactions, including the Merger. The Company will promptly notify Parent of any such litigation (including by providing copies of all pleadings with respect thereto), will keep Parent reasonably and promptly informed with respect to the status thereof, and will give Parent a reasonable opportunity to review and comment on all filings and responses to be made in connection with such litigation (and the Company shall consider in good faith all reasonable comments). The Company will not offer or agree to any settlement, compromise, or admission of liability or wrongdoing with respect to any such litigation without the prior written consent of Parent.
5.17. Stock Exchange Delisting. The Company and the Company Board will use their reasonable best efforts to maintain, and neither the Company nor the Company Board will cause or permit the interruption or termination of, the listing of the Shares on the NYSE prior to the Effective Time. Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of the NYSE to cause (a) the delisting of the Company Common Stock from the NYSE as promptly as practicable after the Effective Time, and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.
5.18. Resignation of Directors. Prior to the Closing, the Company shall deliver to Parent evidence reasonably satisfactory to Parent of the resignation of all the directors of the Company and each of its Subsidiaries, effective as of the Effective Time.
5.19. Payoff Letters. The Company shall deliver to Parent by no later than two (2) Business Days prior to the Closing Date customary payoff letters (the “Payoff Letters”), in each case, in form and substance reasonably satisfactory to Parent, in connection with the repayment of all outstanding indebtedness under the Credit Facilities, which Payoff Letters shall provide for, among other customary items (and subject to receipt of the applicable payoff amount), customary guaranty and Lien and security interest releases.
5.20. Voting Agreements.
(a) The Company agrees, with respect to each stockholder that is a party to any Voting Agreement, that if any such stockholder attempts to Transfer (as defined in the Voting Agreement), vote or provide any other person with the authority to vote any shares of the capital stock of the Company owned by such stockholder other than in compliance with the Voting Agreement, the Company shall not, to the extent a holder of record, (i) permit any such Transfer (as defined in the Voting Agreement) on the Company’s books and records, (ii) issue a new certificate representing any of the shares of such capital stock or permit any book entries for any such Transfer (as defined in the Voting Agreement) with respect to any such shares of such capital stock that are in uncertificated form or (iii) record such vote.
(b) With respect to any director, officer or employee of the Company who is party to any Voting Agreement in such Person’s capacity as a stockholder of the Company, the Company shall not intentionally direct such Person to take any action (or refrain from taking any action) which action (or inaction) would constitute a violation by such Person of such Voting Agreement.
5.21. Fairness Opinion. The Company shall deliver to Parent an executed copy of the written opinion of Robert W. Baird & Co. Incorporated delivered to the Company Board as promptly as reasonably practicable following the date of this Agreement.
5.22. Cash; Marketable Securities; Repatriation. To the extent reasonably requested by Parent, the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to (a) use cash then held by any of them, (b) sell marketable securities and any similar securities then owned by them and (c) transfer cash then held by them in any non-U.S. jurisdiction to the United States, in each case, reasonably proximate to the Closing Date so as to permit such cash and the net proceeds of any such sale or transfer to be used by or at the direction of Parent as a potential source for the payments contemplated by this Agreement, including the payment of fees and expenses and the repayment of Indebtedness in connection with the Closing; provided, that the Company shall not be required to take any such action that would (i) be reasonably likely to result in any adverse financial or Tax consequences to the Company or any of its Subsidiaries, (ii) violate any applicable Law or the organizational documents of the Company or any of its Subsidiaries or (iii) breach any Contract to which the Company or any of its Subsidiaries is a party.
5.23. German Real Estate Transfer Tax. The Company shall cause its applicable Subsidiaries to, within one month after the date of this Agreement, notify the competent German Tax authority of the execution of this

Agreement in accordance with Sections 19 and 20 of the German Real Estate Transfer Tax Act (Grunderwerbsteuergesetz) (the “RETT Act”, and such notification, the “RETT Notification”), and shall provide Parent with a draft of such RETT Notification reasonably in advance of the submission thereof and shall consider in good faith any comments from Parent thereto.
5.24. Specified Proceedings. Prior to the Closing, the Company shall, and shall cause its Subsidiaries to, take all actions set forth on Section 5.24 of the Company Disclosure Letter.
ARTICLE VI
CONDITIONS TO THE MERGER
6.1. Conditions to Obligations of Each Party Under this Agreement. The respective obligations of each party to consummate the Closing and effect the Merger are subject to the satisfaction (or waiver, if permissible under applicable Law, by each such party) at the Closing of each of the following conditions:
(a) The Requisite Stockholder Approval shall have been obtained.
(b) The consummation of the Merger will not then be restrained, enjoined or prohibited by any final Order (whether temporary, preliminary or permanent) of a court of competent jurisdiction or any other Governmental Entity and there will not be in effect any Law enacted or promulgated by any Governmental Entity that makes illegal or otherwise prohibits the consummation of the Merger or the other Transactions.
(c) (i) Any waiting period (together with any extensions thereof) applicable to the Merger or the Transactions under the HSR Act shall have expired or been terminated and (ii) any waiting period (together with any extensions thereof) under any Competition Law or other Law set forth in Section 6.1(c) of the Company Disclosure Letter will have expired or been terminated and, if applicable, any affirmative approval, consent or other action of a Governmental Entity set forth on Section 6.1(c) of the Company Disclosure Letter (all items set forth on Section 6.1(c) of the Company Disclosure Letter, the “Other Required Regulatory Approvals”) will have been obtained.
6.2. Conditions to Obligations of the Company Under this Agreement. The obligation of the Company to consummate the Closing and effect the Merger is further subject to the satisfaction (or waiver by the Company, if permissible under applicable Law) at the Closing of each of the following conditions:
(a) The representations and warranties of Parent and Acquisition Sub contained in this Agreement will have been true and correct as of the date of this Agreement and will be true and correct at and as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct as of such date or time), and except as has not had and would not reasonably be expected to have, individually or in the aggregate with all other failures to be true or correct, a Parent Material Adverse Effect.
(b) Parent and Acquisition Sub shall have complied with and performed in all material respects all covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Effective Time.
(c) Parent shall have delivered to the Company a certificate, dated the Closing Date and signed by an executive officer of Parent, certifying to the effect that the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied.
6.3. Conditions to Obligations of Parent and Acquisition Sub Under this Agreement. The obligation of Parent and Acquisition Sub to consummate the Closing and effect the Merger is further subject to the satisfaction (or waiver by Parent and Acquisition Sub, if permissible under applicable Law) at the Closing of each of the following conditions:
(a) Each of the representations and warranties of the Company (i) contained in Section 3.2 shall have been true and correct as of the date of this Agreement and will be true and correct at and as of the Closing Date as though made on the Closing Date (except that those representations and warranties therein which address matters only as of a particular date need only be true and correct as of such date), except for inaccuracies which would not increase the aggregate Merger Consideration payable in the Merger by more than $1,000,000, (ii) contained in Section 3.1, Section 3.3, Section 3.4, Section 3.18 and Section 3.19 (in each case, without giving effect to any qualifications as to any materiality or “Company Material Adverse Effect” or other similar materiality qualifications contained therein) shall have been true and correct in all material respects as of the date of this Agreement and will be true and correct in all material respects at and as of the Closing Date as though made on the Closing Date (except that those representations and warranties therein which address matters only as of a particular date need only be true and correct as of such date), and (iii) otherwise set forth in Article III (in each case, without giving effect to any qualifications as to any materiality or “Company Material Adverse Effect” or other similar materiality qualifications contained therein) shall have been true and correct as of the date of this Agreement and will be true and correct at and as of the Closing Date as though made on the Closing Date (except that those representations and warranties therein which address matters only as of a particular date need only be true and correct as of such date) except where failure to be so true and correct would not have and would not reasonably be expected to have, individually or in the aggregate with all other failures to be true and correct, a Company Material Adverse Effect.
(b) The Company shall have complied with and performed in all material respects each covenant and agreement that the Company is required to comply with or perform under this Agreement at or prior to the Closing Date.
(c) Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect.
(d) The Company shall have delivered to Parent a certificate signed by an executive officer of the Company and dated as of the Closing Date to the effect that the conditions set forth in Section 6.3(a), Section 6.3(b) and Section 6.3(c) have been satisfied.
ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER
7.1. Termination. This Agreement may be terminated, and the Merger and the other Transactions may be abandoned, at any time prior to the Effective Time, whether before or (subject to the terms hereof) after receipt of the Requisite Stockholder Approval:
(a) By mutual written consent of Parent and the Company, by action of their respective boards of directors (or other governing bodies), at any time prior to the Effective Time;
(b) By either the Company or Parent, if the Requisite Stockholder Approval is not obtained upon a vote taken at the Company Stockholder Meeting duly convened therefor or any adjournment or postponement thereof at which a vote was taken on the adoption of this Agreement;
(c) By either the Company or Parent, by written notice to the other party, if any court of competent jurisdiction or other Governmental Entity of competent jurisdiction issues an Order or takes any other action, in each case, permanently restraining, enjoining or otherwise prohibiting, prior to the Effective Time, the consummation of the Merger, and such Order or other action has become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 7.1(c) will not be available to a party seeking to terminate this Agreement if such party has materially breached its obligations under this Agreement and such breach was a principal cause of such Order or Proceeding;
(d) By either the Company or Parent if the Effective Time has not occurred on or before 5:00 p.m., New York City time, on June 17, 2027 (such date, the “Initial Outside Date”); provided, that if, as of the third (3rd) Business Day prior to the Initial Outside Date, the conditions to the Closing set forth in Section 6.1(b) (with respect to the HSR Act or any Other Required Regulatory Approval) or Section 6.1(c) shall not have been satisfied or waived but all other conditions set forth in Article VI shall have been satisfied or waived or would then be satisfied if the Closing were to take place on the Initial Outside Date, then the Initial Outside Date shall be automatically extended to September 15, 2027 (the “Extended Outside Date”). As used in this Agreement, the term “Outside Date” shall mean the Initial Outside Date, unless the Initial Outside Date has been extended pursuant to the foregoing proviso, in which case the term “Outside Date” shall mean the Extended Outside Date. Neither the Company nor Parent may terminate this Agreement pursuant to this Section 7.1(d) if there has been any material breach by such party of its representations, warranties or covenants contained in this Agreement, and such breach has primarily caused or resulted in the failure of the Effective Time to have occurred prior to the Outside Date;
(e) By Parent at any time prior to receipt of the Requisite Stockholder Approval if (i) the Company Board effects a Change of Board Recommendation, whether or not in compliance with Section 5.3 (it being understood and agreed that any written notice of the Company’s intention to make a Change of Board Recommendation prior to effecting such Change of Board Recommendation in accordance with Section 5.3(f)

or 5.3(g) will not result in Parent or Acquisition Sub having any termination rights pursuant to this Section 7.1(e)), (ii) the Company enters into a merger agreement, letter of intent or other similar agreement relating to an Acquisition Proposal, or (iii) the Company commits a Willful and Material Breach of Section 5.3;
(f) By the Company, at any time prior to receipt of the Requisite Stockholder Approval, if the Company Board authorized the Company to enter into a definitive agreement providing for a Superior Proposal immediately after termination of this Agreement, to the extent permitted by and in accordance with the terms of Section 5.3(f); provided, that the Company will prior to or concurrently with, and as a condition of, such termination pay the Company Termination Fee to Parent pursuant to Section 7.3;
(g) By Parent, at any time prior to the Effective Time, if: (i) there shall have been (A) a breach of or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement which breach or failure to perform would give rise to the failure of a condition set forth in Section 6.3(b) to be satisfied, or (B) a breach of any representation or warranty of the Company which breach would give rise to the failure of a condition set forth in Section 6.3(a) to be satisfied; and (ii) such breach or failure to perform, as applicable, shall not have been cured by the Company by the earlier of (x) thirty (30) calendar days following receipt of written notice of such breach or failure to perform from Parent and (y) the Outside Date; provided, that Parent may not terminate this Agreement pursuant to this Section 7.1(g) if there has been any material breach by Parent or Acquisition Sub of its representations, warranties or covenants contained in this Agreement, and such breach has not been cured in all material respects;
(h) By the Company, at any time prior to the Effective Time, if: (i) there shall have been (A) a breach of or failure to perform any covenant or agreement on the part of Parent or Acquisition Sub set forth in this Agreement which breach or failure to perform would give rise to the failure of a condition set forth in Section 6.2(b) to be satisfied, or (B) a breach of any representation or warranty of Parent or Acquisition Sub which breach would give rise to the failure of a condition set forth in Section 6.2(a) to be satisfied; and (ii) such breach or failure to perform, as applicable, shall not have been cured by the earlier of (x) thirty (30) calendar days following receipt of written notice of such breach or failure to perform from the Company and (y) the Outside Date; provided, that the Company may not terminate this Agreement pursuant to this Section 7.1(h) if there has been any material breach by the Company of its representations, warranties or covenants contained in this Agreement, and such breach has not been cured in all material respects;
(i) By the Company, upon written notice to Parent, if (i) all of the conditions set forth in Section 6.1 and Section 6.3 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but each of which is capable of being satisfied if the Closing were then to occur), (ii) Parent and Acquisition Sub shall have failed to consummate the Transactions on the date the Closing is required to have occurred pursuant to Section 1.2, (iii) following such failure, the Company has irrevocably confirmed to Parent in writing (and has not revoked such confirmation) that (A) all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which is capable of being satisfied if the Closing were then to occur) and (B) the Company is (and will remain throughout the three (3) Business Day period referred to in clause (iv) below) ready, willing and able to consummate the Closing, and (iv) Parent and Acquisition Sub shall have failed to consummate the Transactions within three (3) Business Days following the delivery of the written confirmation delivered pursuant to subsection (iii) of this Section 7.1(i).
7.2. Effect of Termination. In the event of a valid termination of this Agreement by either the Company or Parent as provided in Section 7.1, written notice thereof will be given to the other party or parties, specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail and this Agreement will immediately become void and have no further force and effect (other than Section 5.2(b), Section 5.7, Section 5.11(c), Section 7.2, Section 7.3, Section 7.4, Section 7.5 and Article VIII (other than any right to specific performance to cause the Closing to occur), each of which will survive termination of this Agreement), and there will be no liability or obligation on the part of Parent, Acquisition Sub or the Company or their respective Subsidiaries, officers, directors or Representatives, except with respect to Section 5.2(b), Section 5.11(c), Section 7.2, Section 7.3, Section 7.4, Section 7.5 and Article VIII; provided, that, subject to Section 7.3, Section 7.4 and Section 7.5, nothing herein will relieve any party from liabilities or damages incurred or suffered as a result of a Willful and Material Breach by the Company of any of its respective representations, warranties, covenants or other agreements set forth in this Agreement.

7.3. Company Termination Fee.
(a) If this Agreement is terminated by Parent pursuant to Section 7.1(e) or the Company pursuant to Section 7.1(f), then the Company will pay to Parent or its designee (i) prior to or concurrently with, and as a condition of, such termination, in the case of a termination by the Company, or (ii) within two (2) Business Days thereafter, in the case of a termination by Parent, the Company Termination Fee. The “Company Termination Fee” means $27,514,109; provided, however, that in the event this Agreement is terminated by the Company pursuant to Section 7.1(f) so as to enter into a definitive agreement providing for a Superior Proposal during the Go-Shop Period, the Company Termination Fee payable shall be reduced to 50% of the full Company Termination Fee (the “Go-Shop Termination Fee”).
(b) If (i) after the date hereof, an Acquisition Proposal shall have become publicly known or shall have been publicly delivered to the Company Board or a committee thereof and shall not have been irrevocably withdrawn at least two (2) Business Days prior to (x) in the case of a termination pursuant to Section 7.1(b), the date of the Company Stockholder Meeting at which a vote was taken on the adoption of this Agreement, or (y) in the case of a termination pursuant to Section 7.1(d) or Section 7.1(g), the date of such termination, (ii) thereafter this Agreement is terminated (A) by Parent or the Company pursuant to Section 7.1(d), (B) by Parent pursuant to Section 7.1(g), or (C) by either the Company or Parent pursuant to Section 7.1(b), and (iii) within twelve (12) months after such termination (x) the Company shall have entered into a definitive agreement with respect to any Acquisition Proposal or (y) any Acquisition Proposal shall have been consummated, then the Company shall pay to Parent the Company Termination Fee within two (2) Business Days of such entry or consummation (as applicable). For purposes of this Section 7.3(b)(iii), the term “Acquisition Proposal” has the meaning assigned to such term in Section 5.3(i)(i), except that the references to “20%” and “80%” will be deemed to be references to “50%”.
(c) If this Agreement is terminated by Parent pursuant to Section 7.1(g) as a result of a Willful and Material Breach by the Company, then, without limitation of any other remedies available to Parent under this Agreement, the Company will pay to Parent, within three (3) Business Days after such termination, an amount equal to the reasonable and documented out-of-pocket fees and expenses incurred by Parent and its Affiliates in connection with this Agreement and the Transactions, up to a maximum amount of $7,000,000 (the “Parent Expense Reimbursement”); provided that the Parent Expense Reimbursement actually paid to Parent will be credited against, and reduce, any Company Termination Fee subsequently payable by the Company pursuant to this Section 7.3.
(d) All payments under this Section 7.3 will be made by wire transfer of immediately available funds to an account designated in writing by Parent or its designee, or in the absence of such designation, an account established for the sole benefit of Parent or its designee.
(e) Each of the parties acknowledges that the agreements contained in this Section 7.3 are an integral part of the Transactions, and that without these agreements, Parent, Acquisition Sub and the Company would not enter into this Agreement. For the avoidance of doubt, in no event will the Company be required to pay the Company Termination Fee on more than one occasion.
(f) In circumstances where the Company Termination Fee is payable in accordance with Section 7.3(a) or Section 7.3(b), other than with respect to a Willful and Material Breach of Section 5.3, Parent’s (or its designee’s) receipt of the Company Termination Fee and the reasonable, documented out-of-pocket expenses incurred by Parent (not to exceed an aggregate amount equal to $1,500,000) in enforcing its right pursuant to a lawsuit to receive the Company Termination Fee (if received as a result of Parent prevailing in such lawsuit) from or on behalf of the Company will be Parent’s (or its designee’s) and Acquisition Sub’s sole and exclusive remedy (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Laws or otherwise) against the Company and its Subsidiaries and any of their respective former, current or future direct or indirect equity holders, general or limited partners, controlling persons, stockholders, members, managers, directors, officers, employees, agents, affiliates or assignees (collectively, the “Company Related Parties”) for all losses and damages suffered as a result of the failure of the Merger or the other Transactions to be consummated, for any breach or failure to perform hereunder or otherwise, and upon payment of such amount, no such Person will have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby. While Parent may pursue both a grant of specific performance or other equitable relief under Section 8.14, the payment of monetary damages under Section 7.2 and the Company Termination Fee under Section 7.3, respectively, under no circumstances shall Parent (or its designee) be entitled to receive both (i) a grant of specific performance or other equitable relief that results in the Closing occurring and (ii) monetary damages or the payment of the Company Termination Fee in connection with this Agreement or any termination of this Agreement.
7.4. Parent Termination Fee.
(a) The parties agree that if this Agreement is terminated by the Company pursuant to Section 7.1(h) due to a Willful and Material Breach or Section 7.1(i), then Parent will pay to the Company, within three (3) Business Days following such termination, $49,869,322 (the “Parent Termination Fee”).
(b) All payments under this Section 7.4 will be made by wire transfer of immediately available funds to an account designated in writing by the Company, or in the absence of such designation, an account established for the sole benefit of the Company.
(c) Each of the parties acknowledges that the agreements contained in this Section 7.4 are an integral part of the Transactions, and that without these agreements, Parent, Acquisition Sub and the Company would not enter into this Agreement. For the avoidance of doubt, in no event will Parent be required to pay the Parent Termination Fee on more than one occasion.
(d) Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 8.14, the Company acknowledges and agrees that the Company’s right to terminate this Agreement and for the Company to receive (a) the Parent Termination Fee to the extent it is payable in accordance with Section 7.4(a), (b) the Reimbursement Obligations under Section 5.11(c), and (c) the reasonable, documented out-of-pocket expenses incurred by the Company (not to exceed an aggregate amount equal to $1,500,000) in enforcing its right pursuant to a lawsuit to receive such amounts (if received as a result of the Company prevailing in such lawsuit) (“Costs of Collection”), will be the Company Related Parties’ sole and exclusive remedy (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Laws or otherwise) against Parent, the Financing Sources, any other potential debt or equity financing source and any of their respective former, current or future Affiliates, direct or indirect equity holders, general or limited partners, controlling persons, stockholders, members, managers, directors, officers, employees, agents, or assignees (each, a “Parent Related Party” and, collectively, the “Parent Related Parties”) for all losses and damages suffered as a result of the failure of the Merger or the other Transactions to be consummated, for any breach or failure to perform hereunder or otherwise, and upon payment of such amount, no such Person will have any further liability or obligation relating to or arising out of this Agreement or the Transactions. Subject to Parent’s obligation (i) to pay (a) the Parent Termination Fee to the extent it is payable in accordance with Section 7.4(a), (b) the Reimbursement Obligations under Section 5.11(c) and (c) the Costs of Collection or, in the alternative, (ii) to consummate the Closing under Section 8.14 prior to termination of this Agreement, none of the Parent Related Parties shall have any liability or obligation to any of the Company Related Parties relating to or arising out of this Agreement, the Guarantee, the Debt Commitment Letters, the Equity Commitment Letter or the Transactions, and none of the Company, its Subsidiaries nor any other Company Related Party shall seek to recover any other damages or seek any other remedy, whether based on a claim at law or in equity, in contract, tort or otherwise, with respect to any losses or damages suffered in connection with this Agreement or the Transactions or any oral representation made or alleged to be made in connection herewith.
(e) While the Company may pursue both a grant of specific performance or other equitable relief under Section 8.14 and, following termination of this Agreement, the payment of the Parent Termination Fee under Section 7.4 or reimbursement under Section 5.11, respectively, under no circumstances shall the Company be entitled to receive both (i) a grant of specific performance or other equitable relief that results in the Equity Financing being funded or the Closing or Merger occurring and (ii) monetary damages or the payment of the Parent Termination Fee in connection with this Agreement or any termination of this Agreement.
7.5. Payments; Limitation on Recourse.
(a) Other than with respect to the right to seek specific performance of the Equity Commitment Letter to the extent permitted by and in accordance with the Equity Commitment Letter (any such claims under the Equity Commitment Letter, the “ECL Claims”), and recourse against the Guarantor under the Guarantee to the extent provided therein, any claim or cause of action under this Agreement may only be brought against Persons that are expressly named as parties, and then only with respect to the specific obligations set forth in this Agreement. Other than the ECL Claims and such recourse against the Guarantor under the Guarantee, no Company Related Party or Parent Related Party will have any liability or obligation for any of the representations, warranties, covenants, agreements, obligations or liabilities of the Company, Parent or Acquisition Sub or of or for any claim, investigation, or Proceeding, in each case under, based on, in respect of, or by reason of, this Agreement or the Transactions (including the breach, termination or failure to consummate such Transactions), in each case whether based on contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable Proceeding, by virtue of any statute, regulation or applicable Laws or otherwise and whether by or through attempted piercing of the corporate, limited liability company or partnership veil, by or through a claim by or on behalf of a party or another Person (including a claim to enforce the Debt Commitment Letter) or otherwise. Notwithstanding anything to the contrary contained in this Agreement, the parties hereby agree (x) that none of the Financing Sources shall have any liability to the Company or any of their Affiliates or any other Person (other than Parent and its permitted assigns in respect of the Debt Financing relating to or arising out of this Agreement or the Debt Financing) or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, whether at law or equity, in contract or in tort or otherwise, (y) neither the Company nor any of their Affiliates or any other Person (other than Parent and its permitted assigns in respect of the Debt Financing) shall have any rights or claims against any of the Financing Sources under this Agreement or the Debt Financing, whether at law or equity, in contract or in tort, or otherwise and (z) other than with respect to Parent and its permitted assigns in respect of the Debt Financing, not to commence (and if commenced agrees to dismiss or otherwise terminate, and not to assist) any Proceeding against any Debt Financing Source under this Agreement, the Debt Commitment Letter, the Debt Financing, or the transactions contemplated hereby or thereby or the performance of any of the services hereunder or thereunder.
(b) Notwithstanding any provision of this Agreement to the contrary, under no circumstances will the collective monetary damages payable by Parent, Acquisition Sub and the other Parent Related Parties for breaches under this Agreement, the Guarantee and the ECL Claims exceed an amount (inclusive of payment of any Parent Termination Fee, Costs of Collection and Reimbursement Obligations) equal to the amount of the Parent Termination Fee plus the Costs of Collection (such amount, the “Parent Liability Limitation”). In no event will any of the Company or any of its Affiliates seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or award in excess of the Parent Liability Limitation against (i) Parent, Acquisition Sub or the Guarantor, or (ii) the other Parent Related Parties, and in no event will the Company or any of its Subsidiaries be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages, in excess of the Parent Liability Limitation against the Parent Related Parties for, or with respect to, this Agreement, the Debt Commitment Letter, the Guarantee (subject to the terms and conditions set forth therein) and the Equity Commitment Letter (subject to the terms and conditions set forth therein and in Section 8.14 of this Agreement). In addition, notwithstanding anything to the contrary, in no event shall the Company be entitled to receive both the Parent Termination Fee pursuant to Section 7.4 and monetary damages under any other provision of this Agreement other than reimbursement pursuant to Section 5.11, but subject to the Parent Liability Limitation.
7.6. Amendment.
(a) This Agreement may be amended by each of the Company, Parent and Acquisition Sub by action taken by or on behalf of their respective boards of directors at any time prior to the Effective Time; provided, however, that in the event that this Agreement has been adopted by the Company’s stockholders in accordance with Delaware Law, no amendment shall be made to this Agreement that requires the approval of the Company’s stockholders under Delaware Law without such approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.
(b) Notwithstanding anything to the contrary contained herein, Section 7.5, Section 8.9, Section 8.10 and Section 8.12 and this Section 7.6(b) (and any provision or defined term of this Agreement to the extent a modification, waiver or termination of such provision or defined term would modify the substance of Section 7.5, Section 8.9, Section 8.10 and Section 8.12 and this Section 7.6(b)) may not be modified, waived or terminated in a manner that is adverse to the Financing Sources without the prior written consent of the Financing Sources.
7.7. Waiver. At any time prior to the Effective Time, Parent and Acquisition Sub, on the one hand, and the Company, on the other hand, may (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any breach of the representations and warranties of the other contained herein or in any document delivered pursuant hereto or (iii) waive compliance by the other with any of the agreements or covenants contained herein; provided, however, that after receipt of the Requisite Stockholder Approval, there may not be any extension or waiver of this Agreement which decreases the Merger Consideration or which adversely affects the rights of the Company’s stockholders hereunder without the approval of such stockholders. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.
ARTICLE VIII
GENERAL PROVISIONS
8.1. Non-Survival of Representations and Warranties. None of the representations, warranties or covenants in this Agreement or in any instrument delivered pursuant to this Agreement will survive the Effective Time except that this Section 8.1 will not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time, which will survive to the extent expressly provided for herein.
8.2. Fees and Expenses. Subject to Section 7.3(c), Section 7.3(f) and Section 7.4(d), all fees and expenses incurred by the parties hereto will be borne solely and entirely by the party which has incurred the same.
8.3. Notices. Any notices or other communications to any party required or permitted under, or otherwise given in connection with, this Agreement will be in writing and will be deemed to have been duly given (a) on the date delivered if delivered in Person (b) on the Business Day picked up if transmitted by national overnight courier or (c) on the date delivered if sent by email (provided confirmation of email receipt is obtained), in each case, as follows (or to such other Persons or addressees as may be designated in writing by the party to receive such notice):

If to Parent, Acquisition Sub, or the Surviving Corporation:

c/o H.I.G. Capital, LLC
1450 Brickell Avenue
Miami, FL 33131
Attn: Matt Gullen; Alexander Thorn
Email: [***]

with a copy to (which copy will not constitute notice):

Kirkland & Ellis LLP
830 Brickell Plaza
Miami, FL 33131
Attn: Matthew S. Arenson, P.C.; Lee Blum
Email: [***]

If to the Company (prior to Closing):

Mistras Group, Inc.
195 Clarksville Road
Princeton Junction, NJ 08550
Attn: Eileen Coggins
Email: [***]

with a copy to (which copy will not constitute notice):

Morgan, Lewis & Bockius LLP
2222 Market Street
Philadelphia, PA 19103-3007
Attn: Justin W. Chairman; G.T. Harris
Email: [***]

Troutman Pepper Locke LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103
Attn: Michael H. Friedman; Seth A. Winter
Email: [***]

8.4. Certain Definitions. For purposes of this Agreement, the term:
“Acceptable Confidentiality Agreement” means a confidentiality agreement that contains confidentiality provisions that are not materially less restrictive as compared to those contained in the Confidentiality Agreement and that does not prohibit the Company from providing information to Parent in accordance with Section 5.2. An Acceptable Confidentiality Agreement may not include any provisions granting exclusivity to any Third Party or prohibiting the Company satisfying its obligations hereunder or requiring the Company or its Subsidiaries to pay or reimburse the Third Party’s fees and expenses.
“Affiliate” means, as to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person; provided, that, other than Guarantor (solely for purposes of Section 7.4(d) and Section 7.5) and its direct or indirect Subsidiaries involved in the Merger and the other Transactions (including Parent and Acquisition Sub), none of Guarantor or the Affiliates of Guarantor shall be deemed to be “Affiliates” of Parent or Acquisition Sub (or, following the Closing, the Surviving Corporation or any of its Subsidiaries).
“Beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.
“Business Day” means a day other than Saturday, Sunday or any day on which banks located in New York, New York are authorized or obligated by applicable Law to close.
“Canadian Subsidiary” means any Subsidiary that is resident or deemed resident of Canada for the purposes of the ITA.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Collective Bargaining Agreement” means any collective bargaining agreement, decree of collective agreement or other agreement or Contract with a Union that the Company or any of its Subsidiaries is a party to or otherwise bound by or required to comply with.
“Commitment Letters” means the Debt Commitment Letter and the Equity Commitment Letter.
“Company Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, (ii) compensation, employment, consulting, end of service or severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy; or (iii) other benefit or compensation plan, policy, program, agreement or arrangement providing for pension, retirement, post-employment or post-retirement benefits, profit-sharing, deferred compensation, stock option or other equity or equity-based compensation, stock purchase, employee stock ownership, vacation, holiday pay or other paid time off, commission, bonus or other incentive payments, employee loans, medical, retiree medical, vision, dental or other health benefits, life insurance, or fringe, or other employee benefits, in each case, (A) that is sponsored, maintained or contributed to or required to be contributed to by the Company or any of its Subsidiaries for the benefit of any current or former director, officer, employee or individual independent contractor of the Company or its Subsidiaries, or (B) with respect to which the Company or any of its Subsidiaries has any liability or obligation (including contingent liability or obligation); provided, that the term “Company Benefit Plan” will not include any statutory plan, program or arrangement sponsored, maintained or administered by a Governmental Entity.
“Company Equity Plan” means the Mistras Group, Inc. Amended and Restated 2016 Long-Term Incentive Plan.
“Company ERISA Affiliate” means all Persons (whether or not incorporated) that would, at any relevant time, be treated together with the Company or any of its Subsidiaries as a “single employer” within the meaning of Section 414 of the Code.
“Company Material Adverse Effect” means any change, event, effect, occurrence, state of facts or development (an “Effect”) that, individually or in the aggregate, taken alone or together with any other related or unrelated changes, effects, events, occurrences, states of facts or developments (i) has, or would reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole or (ii) prevents or materially impairs or delays the consummation of the Merger or performance by the Company of any of its material obligations under this Agreement; provided, that solely with respect to the foregoing clause (i), Effects arising out of, resulting from or attributable to the following will not constitute or be deemed to contribute to a Company Material Adverse Effect, and will not otherwise be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, except that Effects with respect to clauses (a), (b) and (c) below will be so considered to the extent such Effect has a materially disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to other companies operating in the same industries: (a) changes or proposed changes in applicable Laws, GAAP or the binding interpretation or enforcement thereof after the date of this Agreement, (b) changes in general economic, business or regulatory conditions, or changes in securities, credit or other financial markets, including interests rates or exchange rates, in the United States or globally, or changes generally affecting the industries (including seasonal fluctuations) in which the Company or its Subsidiaries operate in the United States or other regions where the Company and its Subsidiaries operate, (c) changes in global or national political conditions (including the outbreak or escalation of war (whether or not declared), civil unrest, military action, sabotage or acts of terrorism), force majeure, calamities, changes due to natural disasters or changes in the weather or changes due to the outbreak or worsening of an epidemic, pandemic or other health crisis, (d) any action taken to the extent expressly required by this Agreement (other than as set forth in the first sentence of Section 5.1) (provided, that this clause (d) does not apply in the context of any representation or warranty of the Company which specifically addresses the consequences of the execution and delivery of this Agreement or the consummation of the Transactions, including for purposes of determining whether the condition set forth in Section 6.2(a) has been satisfied), (e) the negotiation, announcement, pendency or consummation of this Agreement and the Merger, including the impact thereof on the relationship of the Company or any its Subsidiaries, contractual or otherwise, with its customers, suppliers, distributors, vendors, lenders, employees or partners (other than any action or omission in violation of the Company’s obligations set forth in Section 5.1 or Section 5.7) (provided, that this clause (e) does not apply in the context of any representation or warranty of the Company which specifically addresses the consequences of the execution and delivery of this Agreement or the consummation of the Transactions, including for purposes of determining whether the condition set forth in Section 6.2(a) has been satisfied), (f) any Proceeding relating to this Agreement or the Transactions brought by any stockholders of the Company, (g) changes in the trading price or trading volume of Shares or any suspension of trading (provided that the underlying cause of such changes may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur), (h) the availability or cost of equity, debt or other financing to Parent or Acquisition Sub for the Transaction (provided that the underlying cause thereof may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur), or (i) any failure by the Company or any of its Subsidiaries to meet any revenue, earnings or other financial projections or forecasts (provided that the underlying cause of such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur).
“Company Material Intellectual Property” means (i) the Company Owned Intellectual Property and (ii) material Intellectual Property licensed to the Company or any of its Subsidiaries, including the Intellectual Property listed on Section 3.17(a) of the Company Disclosure Letter.

“Company Option” means a compensatory option to purchase shares of Company Common Stock granted under the Company Equity Plan.
“Company Owned Intellectual Property” means Intellectual Property that is owned by or purported to be owned by the Company or any of its Subsidiaries, including the Intellectual Property listed on Section 3.17(a) of the Company Disclosure Letter.
“Company PRSU” means a restricted stock unit award granted under the Equity Plan, the vesting of which is conditioned, in whole or in part, upon the achievement of one or more performance goals or performance metrics.
“Company RSU” means a restricted stock unit award granted under the Equity Plan, the vesting of which is conditioned solely upon the satisfaction of time-based vesting requirements.
“Competition Laws” means applicable supranational, national, federal, state, provincial or local Law designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolizing or restraining trade or lessening competition in any other country or jurisdiction, including the HSR Act, the Sherman Act, the Clayton Act, and the Federal Trade Commission Act, in each case, as amended and other similar competition or antitrust Laws of any jurisdiction other than the United States.
“Contract” or “Contracts” means any of the agreements, arrangements, contracts, leases (whether for real or personal property), notes, bonds, mortgages, indentures, deeds of trust, loans, evidences of indebtedness, letters of credit, settlement agreements, franchise agreements, undertakings, covenants not to compete, employment agreements, licenses, purchase and sale orders and other binding legal commitments to which in each case a Person is a party or to which any of the properties or assets of such Person or its Subsidiaries are subject, in each case with respect to which there are continuing rights, liabilities or obligations, and whether written or oral.
“Control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of capital stock or other Equity Interests, as trustee or executor, by Contract or credit arrangement or otherwise.
“Credit Facilities” means (i) the Credit Agreement, dated August 1, 2022, by and among Mistras Group, Inc., JPMorgan Chase Bank, N.A., and Bank of America, N.A., as amended by Amendment No. 1 to Credit Agreement, dated as of February 27, 2024 and Amendment No. 2 to Credit Agreement, dated as of August 5, 2026, (ii) Cédula de Crédito Bancário (Bank Credit Note) No. 2023004390, dated September 26, 2023, issued by Mistras South America Ltda in favor of Banco Daycoval S.A. and (iii) BPI France Credit Agreement, Loan No. 08680894, dated as of May 28, 2020.
“Debt Commitment Letter” means the debt commitment letter, dated as of the date hereof, together with any related fee letter, engagement letter or other agreement, in each case, as amended, modified, supplemented, replaced or extended in accordance with this Agreement, pursuant to which the Financing Sources party thereto have agreed to provide or cause to be provided the debt financing set forth therein for the purposes of financing the Transactions, including the Merger Consideration.
“Debt Fee Letter” means any fee letter executed in connection with the Debt Commitment Letter, as amended, amended and restated, modified, supplemented, replaced or extended from time to time after the date of this Agreement in accordance with this Agreement.
“Debt Financing” means the debt financing contemplated by the Debt Commitment Letter and the Debt Fee Letter, or any other senior secured term loan debt to be obtained by the Parent for the purpose of financing, in part, the transactions contemplated hereby.
“Environmental Claims” means any Proceeding, investigation, order, demand, allegation, accusation or written notice by any Person or entity alleging actual or potential liability arising out of or relating to any Environmental Laws, Environmental Permits or the presence in, or Release into, the environment of, or exposure to, any Hazardous Materials, but will not include any claims relating to products liability except to the extent relating to exposure to Hazardous Materials.

“Environmental Laws” means any and all Laws, and all rules or regulations promulgated thereunder, regulating or relating to Hazardous Materials, pollution, protection or quality of the environment (including ambient air, surface water, ground water, land surface, subsurface strata, wildlife, plants or natural resources or any Release to a sewer system), or the protection of health and safety of persons from exposures to Hazardous Materials.
“Environmental Permits” means any permit, certificate, registration, notice, approval, identification number, license, waiver, variance, exemption or other authorization issued, made or obtained under any applicable Environmental Law.
“Equipment Leases” means any lease agreement or sublease agreement under which the Company or any of its Subsidiaries finances the use or acquisition of machinery, equipment or vehicles.
“Equity Commitment Letter” means the equity financing commitment letter, dated as of the date hereof, between Parent and the investment funds named therein, naming Company as an express third party beneficiary and pursuant to which such investment funds have committed to invest or cause to be invested in the equity capital of Parent the amounts set forth therein for the purposes of financing the Transactions, including a portion of the Merger Consideration.
“Equity Financing” means the equity financing contemplated by the Equity Commitment Letter.
“Equity Interest” means (i) any share, capital stock, partnership, limited liability company, member or other equity interest in any Person, (ii) any option, warrant, phantom stock, stock appreciation right, profit participation, right or security (including debt securities) convertible, exchangeable or exercisable into or for any such share, capital stock, partnership, limited liability company, member or similar equity interest and (iii) any securities or rights that are derivative of, or provide economic benefits based on, directly or indirectly, the value of price of any such share, capital stock, partnership, limited liability company, member or similar equity interest.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Executive Officers” mean those officers considered by the Company to be executive officers within the meaning of Rule 3b-7 under the Exchange Act.
“Financing” means the Equity Financing and the Debt Financing.
“Financing Failure Event” means all or any portion of the Debt Financing becoming unavailable on the terms and conditions (including the “market flex” provisions of the Debt Fee Letter) in the Debt Commitment Letter; provided, that a Financing Failure Event shall not include any circumstance that is primarily caused by the Company’s breach of its obligations under Section 5.11.
“Financing Sources” means each lender, arranger, administrative agent, collateral agent, financing source or other entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Debt Financing or other financing (other than the Equity Financing) in connection with the Transactions, including the parties to any joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, and their Affiliates and the former, current or future general or limited partners, shareholders, managers, members, directors, officers, employees, attorneys, advisors, agents, accountants and representatives of the foregoing and their respective successors and assigns.
“GAAP” means generally accepted accounting principles, as applied in the United States.
“Generative AI Tools” means generative artificial intelligence technology or similar tools capable of automatically producing various types of content (such as source code, text, images, audio, and synthetic data) based on user-supplied prompts.
“Government Contract” means any prime contract, subcontract, purchase order, teaming agreement, joint venture agreement, strategic alliance agreement, basic ordering agreement, pricing agreement, letter contract or other similar written arrangement of any kind, between the Company or any of its Subsidiaries, on the one hand, and (i) any Governmental Entity; (ii) any prime contractor or higher tier subcontractor of a Governmental

Entity in its capacity as a prime contractor or higher tier subcontractor; or (iii) any lower tier subcontractor with respect to any Government Contract of a type described in (i) or (ii) above, on the other hand. A task or delivery order under a Government Contract will not constitute a separate Government Contract, for purposes of this definition, but shall be part of the Government Contract to which it relates.
“Government Contract Bid” means any active offer, proposal, or quote for goods or services which, if accepted, would result in a Government Contract.
“Government Official” means any officer or employee of any Governmental Entity or instrumentality thereof, or of any public international organization, any political party, or candidate for political office, or any person acting in an official capacity for or on behalf of any such entity or individual.
“Governmental Entity” means any national, federal, state, provincial, territorial, county, municipal, local or foreign government, or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory, taxing, administrative or prosecutorial functions of or pertaining to government, or any mediator, arbitrator or arbitral body.
“Hazardous Materials” means (a) any pollutants, chemicals, contaminants, wastes, residual materials, substances, materials or any other toxic, reactive, corrosive, ignitable, otherwise hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation, or for which liability or standards of conduct may be imposed, under any Environmental Laws; and (b) any petroleum, petroleum product or byproduct, asbestos, toxic mold, radiation, per- and polyfluoroalkyl substances and polychlorinated biphenyls.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.
“Indebtedness” means, with respect to any Person, and without duplication, all liabilities, including all obligations in respect of principal, accrued interest, penalties, fees and premiums, of such Person (a) for borrowed money (including amounts outstanding under overdraft facilities), (b) evidenced by notes, bonds, debentures or other similar Contracts, (c) in respect of “earn-out” obligations and other obligations for the deferred purchase price of property, goods or services (other than trade payables or accruals incurred in the ordinary course of business), (d) for the capitalized liability under all capital or finance leases of such Person (determined in accordance with GAAP), (e) in respect of letters of credit, bankers’ acceptances, surety bonds, performance bonds and other similar instruments, (f) for Contracts relating to interest rate protection, swap agreements and collar agreements, in each case, to the extent payable if such Contracts is terminated at the Closing, (g) in respect of any unfunded liability under any tax-qualified or nonqualified deferred compensation plan, defined benefit pension or similar plan, or any other retiree benefit plan, including any withdrawal liability under any similar plan, (h) in respect of unpaid income Tax liabilities of such Person for any pre-Closing tax period, and (i) in the nature of guarantees of the obligations described in clauses (a) through (h) above of any other Person.
“Information Privacy Laws” means any Laws or Orders pertaining to privacy, security, security breach notification requirements, data protection or data transfer, including all privacy and security breach disclosure Laws that are applicable to the Company or any of its Subsidiaries including (to the extent applicable to the Company’s or its Subsidiaries’ business) Canada’s Personal Information Protection and Electronic Documents Act, the Personal Information Protection Act (Alberta), the Personal Information Protection Act (British Columbia), the Act respecting the protection of personal information in the private sector (Québec), the Personal Health Information Protection Act, 2004 (Ontario), and any other applicable Canadian provincial or territorial privacy or data protection Law, Regulation (EU) 2016-679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC (“GDPR”), the GDPR as it forms part of the laws of England and Wales, Scotland and Northern Ireland by virtue of section 3 of the European Union (Withdrawal) Act 2018, the UK Data Protection Act 2018, the ePrivacy Directive 2002/58/EC and local implementing legislation, the California Consumer Privacy Act and other U.S. data privacy laws, the Telephone Consumer Protection Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Transaction Act, state data security laws, state unfair or deceptive trade practices laws, state biometric privacy acts, state social security number protection laws, state data breach notification laws, Hong Kong’s Personal Data (Privacy)

Ordinance, Mexico’s Federal Data Protection Law, the Card Association Rules and any U.S. Laws concerning requirements call or electronic monitoring or recording or any outbound marketing communications (including outbound calling and text messaging, telemarketing, and email marketing).
“Intellectual Property” means all rights and interests in and to all intellectual property rights of every kind and nature however denominated, in any jurisdiction throughout the world, including all: (i) patents and patent applications; (ii) trademarks, service marks, trade dress, logos, slogans, brand names, trade names, registration rights in social media accounts and handles, Internet domain names and corporate names (whether or not registered), and other indicia of origin, all applications and registrations in connection therewith, and all the goodwill associated therewith; (iii) all copyrights (whether or not published), and all applications and registrations in connection therewith, including moral rights; (iv) intellectual property rights in Software Programs or other technology; (v) rights in mask works and industrial designs, and all applications and registrations in connection therewith; (vi) trade secret rights and other intellectual property rights in confidential and proprietary information (including intellectual property rights, if any, in inventions, ideas, research and development information, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, research records, test information, financial, marketing and business data, customer and supplier lists, algorithms and information, pricing and cost information, business and marketing plans and proposals, and databases and compilations of data); and (vii) any registrations, applications or rights arising under Law relating to any of the foregoing.
“International Trade Laws” means any applicable: (i) Sanctions; (ii) U.S. export control Laws (including the International Traffic in Arms Regulations (22 CFR §§ 120-130, as amended)), the Export Administration Regulations (15 CFR §§ 730-774, as amended) and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws; (iii) laws pertaining to imports and customs, including those administered by the Bureau of Customs and Border Protection in the United States Department of Homeland Security (and any successor thereof) and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws; (iv) the anti-boycott Laws administered by the U.S. Department of Commerce and the U.S. Department of the Treasury; and (v) export, import and customs Laws of other countries in which the Company has conducted or currently conducts business (including the Controlled Goods Regulations (SOR/2001-32, as amended)).
“IRS” means the United States Internal Revenue Service.
“ITA” means the Income Tax Act (Canada).
“Knowledge” means (i) when used with respect to the Company, the actual knowledge of the individuals listed in Section 8.4 of the Company Disclosure Letter, after reasonable inquiry of such individual’s direct reports who would reasonably be expected to have actual knowledge of the matter at issue; and (ii) when used with respect to Parent or Acquisition Sub, the actual knowledge of the officers and directors of Parent and Acquisition Sub.
“Law” means any national, provincial, state, territorial, municipal and local laws, statutes, acts, codes, common laws, civil laws, treaties, ordinances, decrees, rules, regulations or Orders of any Governmental Entity, whether foreign, multi-national, or domestic.
“Lien” means with respect to any property, equity interest or asset, any mortgage, deed of trust, lien, license, encumbrance, pledge, charge, security interest, right of first refusal, right of first offer, restriction on transfer, or option in respect of such property, equity interest or asset.
“Malicious Code” means any “virus,” “worm,” “time bomb,” “key-lock,” “back door,” “drop dead device,” “Trojan horse,” “spyware,” or “adware” (as such terms are commonly understood in the software industry) or malware or any other code designed or intended to have, any of the following functions: disrupting, disabling, harming, encrypting, or otherwise impeding in any manner the operation of, or providing unauthorized access to, data, Software Programs, a computer system or network or other device on which such code is stored or installed.
“NYSE” means the New York Stock Exchange.
“Order” means any judgment, order, ruling, decision, writ, injunction, decree or award of any Governmental Entity.

“Parent Material Adverse Effect” means any change, event, development, condition, occurrence or effect that prevents or materially impairs or delays the ability of Parent or Acquisition Sub to consummate the Merger and the other Transactions.
“Permitted Liens” means (a) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP, (b) Liens in favor of landlords, vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar liens or encumbrances arising by operation of Law in the ordinary course of business for amounts not yet due and payable, (c) non-exclusive licenses of Intellectual Property rights granted by the Company or its Subsidiaries in the ordinary course of business consistent with past practices, (d)(i) applicable building, zoning and land use regulations, and (ii) other imperfections or irregularities in title, charges, restrictions and other encumbrances, in each case of this clause (d), that do not materially detract from the use of the Company Real Property to which they relate, and (e) such other Liens which would not, individually or in the aggregate, interfere materially with the ordinary conduct of the business of the Company and its Subsidiaries as currently conducted or materially detract from the use, occupancy, value or marketability of the property affected by such Lien.
“Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act), including a Governmental Entity.
“Personal Data” means any data or information relating to an identified or identifiable natural individual and any other data and subject to applicable Information Privacy Laws including any data that constitutes personal information, personally-identifiable information, or personal data under Law applicable to the Company or any of its Subsidiaries.
“Proceedings” means all actions, suits, claims, litigation, charges, complaints, examinations, hearings, petitions, suits, arbitrations, audits, investigations, inquiries, mediations or proceedings, in each case, by or before any Governmental Entity, whether civil, criminal, administrative or otherwise, in law or in equity.
“Process” or “Processing” means any operation or set of operations which is performed on Personal Data or on sets of any data including the creation, collection, use, storage, maintenance, processing, recording, sharing, distribution, transfer, transmission, receipt, import, export, protection, safeguarding, access, disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium) under applicable Information Privacy Laws or applicable Company or Subsidiaries’ privacy policies.
“Proxy Statement” means a proxy statement or similar disclosure document relating to the adoption and approval of this Agreement by the Company’s stockholders.
“Release,” when used in the context of Environmental Law, means disposing, discharging, injecting, spilling, leaking, pumping, pouring, leaching, dumping, emitting, escaping, or emptying into the environment, including any soil, sediment, subsurface strata, surface water, groundwater, ambient or indoor air or sewer systems.
“Representatives” means, with respect to a Person, such Person’s directors, officers, employees, accountants, attorneys, consultants, legal counsel, investment bankers, advisors, agents, Financing Sources and other representatives.
“Sanctions” means economic or financial sanctions, requirements or trade embargoes imposed, administered or enforced from time to time by U.S. Governmental Entities (including, but not limited to, the Office of Foreign Assets Control (“OFAC”), the U.S. Department of State and the U.S. Department of Commerce), the Government of Canada (including Foreign Affairs, Trade and Development Canada and Public Safety Canada) the United Nations Security Council, the European Union, His Majesty’s Treasury or any other relevant Governmental Entity.
“Sanctions Target” means any Person: (i) that is the subject or target of any Sanctions; (ii) named in any Sanctions-related list maintained by the U.S. Department of State; the U.S. Department of Commerce, including the Bureau of Industry and Security’s Entity List and Denied Persons List; or the U.S. Department of the Treasury, including the OFAC Specially Designated Nationals and Blocked Persons List, the Sectoral Sanctions Identifications List, and the Foreign Sanctions Evaders List; the Government of Canada, including the Consolidated Canadian

Autonomous Sanction List; or any similar list maintained by the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant Governmental Entity; (iii) located, organized or resident in a country, territory or geographical region which is itself the subject or target of any territory-wide Sanctions (including the Crimea region of Ukraine, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic (each, a “Sanctioned Country”)); or (iv) owned or controlled by any such Person or Persons described in the foregoing clauses (i)-(iii).
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Security Breach” means any (i) accidental or unlawful destruction, loss, alteration, unauthorized disclosure of, acquisition of, or access to Personal Data, or confidential or proprietary information processed by the Company or any of its Subsidiaries; (ii) unauthorized or unlawful Processing, sale, or rental of Personal Data or any confidential or proprietary information processed by the Company or any of its Subsidiaries; or (iii) other act or omission that compromises the security, integrity, or confidentiality of Personal Data confidential or proprietary information processed by the Company or any of its Subsidiaries (including any phishing incident or ransomware attack).
“Software Programs” means computer programs (whether in source code, object code or other form), including any and all firmware and software implementations of algorithms, models and methodologies, and all documentation, including user manuals and training materials, related to any of the foregoing.
“Subsidiary” of Parent, the Company or any other Person means any corporation, limited liability company, partnership, joint venture or other legal entity of which Parent, the Company or such other Person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, a majority of the capital stock or other Equity Interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, limited liability company, partnership, joint venture or other legal entity, or otherwise owns, directly or indirectly, such capital stock or other Equity Interests that would confer control of any such corporation, limited liability company, partnership, joint venture or other legal entity, or any Person that would otherwise be deemed a “subsidiary” under Rule 12b-2 promulgated under the Exchange Act.
“Takeover Laws” means, collectively, “moratorium,” “control share acquisition,” “business combination,” “fair price” or any other form of anti-takeover laws and regulations of any jurisdiction that may be applicable to this Agreement.
“Tax Return” means any Tax report, return (including information return), claim for refund, election, estimated tax filing or declaration required to be filed or actually filed with a Governmental Entity, including any schedule or attachment thereto, and including any amendments thereof.
“Tax” or “Taxes” means all taxes, fees, levies, duties, tariffs, imposts, payments in lieu and other charges in the nature of a tax, including income, franchise, windfall or other profits, gross receipts, real property, personal property, escheat or unclaimed property, sales, use, goods and services, net worth, capital stock, business license, occupation, customs duties, alternative or add-on minimum, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, estimated, withholding, ad valorem, stamp, transfer, registration, value-added and gains tax, any requirement to pay or repay any amount to a Governmental Entity in respect of a tax credit, refund, rebate, governmental grant or subsidy, overpayment or similar adjustment of Taxes, and any interest, penalty, fine or additional amounts imposed in respect of any of the foregoing, in each case, whether disputed or not.
“Third Party” will mean any Person other than Parent, Acquisition Sub and their respective Affiliates.
“Treasury Regulations” means regulations promulgated under the Code by the IRS.
“Union” means a labor union, works council, labor organization, group of employees or other employee representative body.

“Willful and Material Breach” means, with respect to any covenant or agreement of a party in this Agreement, an action or omission taken or omitted to be taken by such party in material breach of such covenant or agreement that the breaching party intentionally takes (or fails to take) with knowledge that such action or omission would, or would reasonably be expected to, cause such material breach of such covenant or agreement.
8.5. Terms Defined Elsewhere.

“Acquisition Sub”	Preamble
“Agreement”	Preamble
“Anti-Corruption Laws”	Section 3.11(d)
“Bankruptcy and Equitable Exception”	Section 3.3(a)
“Book-Entry Shares”	Section 2.2(b)(ii)
“Certificate of Merger”	Section 1.3
“Certificates”	Section 2.2(b)(i)
“Change of Board Recommendation”	Section 5.3(c)
“Closing”	Section 1.2
“Closing Date”	Section 1.2
“Company”	Preamble
“Company Board”	Recitals
“Company Board Recommendation”	Recitals
“Company Bylaws”	Section 3.1
“Company Charter”	Section 3.1
“Company Common Stock”	Recitals
“Company Disclosure Letter”	Article III
“Company Equity Plans”	Section 2.4(e)
“Company Expense Reimbursement”	Section 5.11(c)
“Company Lease Agreement”	Section 3.16(a)(v)
“Company Leased Real Property”	Section 3.14(b)
“Company Material Contracts”	Section 3.16(b)
“Company Stockholder Meeting”	Section 5.4(a)
“Company Option”	Section 2.4(a)
“Company Owned Real Property”	Section 3.14(a)
“Company Preferred Stock”	Section 3.2(a)
“Company PRSU”	Section 2.4(b)
“Company Real Property”	Section 3.14(c)
“Company Related Parties”	Section 7.3(f)
“Company Registered Intellectual Property”	Section 3.17(a)
“Company Representatives”	Section 5.11(a)
“Company RSU”	Section 2.4(b)
“Company SEC Documents”	Section 3.5(a)
“Company Termination Fee”	Section 7.3(a)
“Company Transaction Bonuses”	Section 5.1(o)
“Confidentiality Agreement”	Section 5.2(b)
“Continuing Employee”	Section 5.8(a)
“Costs of Collection”	Section 7.4(d)
“D&O Insurance”	Section 5.9(c)
“DGCL”	Recitals
“Dissenting Shares”	Section 2.3(a)
“ECL Claims”	Section 7.5(a)
“Effect”	Section 8.4
“Effective Time”	Section 1.3
“Excluded Benefits”	Section 5.8(a)

“Filed Company SEC Documents”	Article III
“Filed Company SEC Financial Statements”	Section 3.5(c)
“Go-Shop Period”	Section 5.3(a)
“Government Tangible Property”	Section 3.21(c)
“Guarantor”	Recitals
“Guarantee”	Recitals
“Indemnitee”	Section 5.9(a)
“IT Systems”	Section 3.17(i)
‘‘Key Government Contract”	Section 3.21
“Material Customers”	Section 3.16(a)(ii)
“Material Suppliers”	Section 3.16(a)(i)
“Maximum Premium”	Section 5.9(c)
“Merger”	Recitals
“Merger Consideration”	Section 2.1(a)
“Money Laundering Laws”	Section 3.9(b)
“No-Shop Start Date”	Section 5.3(a)
“Non-U.S. Company Benefit Plan”	Section 3.11(l)
“Notice Period”	Section 5.3(f)
“Outside Date”	Section 7.1(d)
“Parent”	Preamble
“Parent Disclosure Letter”	Article IV
“Parent Expense Reimbursement”	Section 7.3(c)
“Parent Liability Limitation”	Section 7.5(b)
“Parent Plan”	Section 5.8(c)
“Parent Related Parties”	Section 7.4
“Parent Subsidiary”	Section 4.3(a)
“Parent Termination Fee”	Section 7.4(a)
“Paying Agent”	Section 2.2(a)
“Payoff Letters”	Section 5.18
“Permits”	Section 3.10
“Permitted Acquisition”	Section 5.1(h)
“Products”	Section 3.17
“Proposed Changed Terms”	Section 5.3(f)(ii)
“Reimbursement Obligations”	Section 5.11(c)
“Reference Date”	Section 3.2(a)
“Restricted Commitment Modification”	Section 5.10(a)(i)
“Requisite Stockholder Approval”	Section 3.3(b)
“Shares”	Recitals
“SOX”	Section 3.5(d)
“Superior Proposal”	Section 5.3(i)(iii)
“Surviving Corporation”	Section 1.3
“Transactions”	Section 1.3
“WARN Act”	Section 3.12(d)
“Voting Agreement”	Recitals

8.6. Headings. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.
8.7. Severability. If any term or other provision (or part thereof) of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement (or parts thereof) will nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision (or part thereof) is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law and in an acceptable manner to the end that the Transactions are fulfilled to the extent possible. Notwithstanding anything to the contrary, this Section 8.7 shall not apply to Section 7.3 (Company Termination Fee), Section 7.4 (Parent Termination Fee) or Section 7.5 (Payments; Limitation on Recourse).
8.8. Entire Agreement. This Agreement (together with the Exhibits, Parent Disclosure Letter and Company Disclosure Letter, the Guarantee and the other documents delivered pursuant hereto) and the Confidentiality Agreement constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein or therein, are not intended to confer upon any other Person any rights or remedies hereunder or thereunder. The Company Disclosure Letter constitutes “facts ascertainable” as such term is used in Section 251(b) of the DGCL and does not form part of this Agreement for purposes of the DGCL but instead operates on the terms of this Agreement, as provided herein.
8.9. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of each of the other parties, and any attempt to make any such assignment without such consent will be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns; provided, that Parent may designate another wholly owned direct or indirect Subsidiary to be a constituent corporation in the Merger in lieu of Acquisition Sub, so long as Parent provides the Company with reasonable advance written notice thereof, in which event all references to Acquisition Sub in this Agreement will be deemed references to such other wholly owned Subsidiary of Parent, except that all representations and warranties made in this Agreement with respect to Acquisition Sub as of the date of this Agreement will be deemed representations and warranties made with respect to such other wholly owned Subsidiary; provided further, that Parent or Acquisition Sub may transfer or assign without consent its rights and obligations under this Agreement, in whole or in part from time to time, to (a) any parties providing Debt Financing pursuant to the terms thereof (including for the purposes of creating a security interest herein or otherwise assigning this Agreement as collateral in respect of such Debt Financing) at any time, (b) one or more Affiliates (provided that no such assignment will relieve Parent or Acquisition Sub of any of its obligations hereunder), and (c) after the Effective Time, to any Person.
8.10. No Third-Party Beneficiaries. This Agreement will be binding upon and inure solely to the benefit of the parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, other than pursuant to Section 5.9, is intended to or will confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, that, notwithstanding anything herein to the contrary, each party agrees that the Financing Sources will be express third party beneficiaries of and have the right to enforce Sections 7.5, 7.6(b), 8.9, 8.10 and 8.12; provided further, that the Parent Related Parties will be express third party beneficiaries of and have the right to enforce Sections 7.4(d) and 7.5.
8.11. Mutual Drafting; Interpretation.
(a) Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: the singular number will include the plural, and vice versa; the masculine gender will include the feminine and neuter genders; the feminine gender will include the masculine and neuter genders; and the neuter gender will include masculine and feminine genders. As used in this Agreement, the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.” As used in this Agreement, references to a “party” or the “parties” are intended to refer to a party to this Agreement or the parties to this Agreement. Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits,” “Annexes” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits, Annexes and Schedules to this Agreement. All references in this Agreement to “$” are intended to refer to U.S. dollars. Unless otherwise specifically provided for herein, the term “or” will not be deemed to be exclusive. References to actions taken in the “ordinary course of business” or “ordinary course” (or words of similar import) means taken in the ordinary course of business consistent with past practice. Each representation and warranty in this Agreement is given independent effect so that if a particular representation and warranty proves to be incorrect or is breached, the fact that another representation and warranty concerning the same or similar subject matter is correct or is not breached, whether such other representation and warranty is more general or more specific, narrower or broader or otherwise, will not affect the incorrectness or breach of such particular representation and warranty.
(b) With respect to any assets, liabilities or Persons located in the Province of Québec and for all purposes pursuant to which the interpretation or construction of this Agreement and related documents may be subject to the Laws of the Province of Québec or a Governmental Entity exercising jurisdiction in the Province of Québec, unless the context requires otherwise, each reference to (i) “personal property” shall include “movable property”, (ii) “real property” shall include “immovable property”, (iii) “tangible property” shall include “corporeal property”, (iv) “intangible property” shall include “incorporeal property”, (v) “fee title” shall include “absolute ownership”, (vi) “security interest”, “mortgage” and “lien” shall include a “hypothec”, “right of retention”, “prior claim” and a resolutory clause, (vii) all references to the filing, registering or recording of any Lien or security interest shall include publication under the Civil Code of Québec, (viii) all references to “perfection” of or “perfected” Liens or security interests shall include a reference to an “opposable” or “set up” Lien or security interest as against third parties, (ix) “tort” shall include “delict”, (x) any “right of offset”, “right of setoff”, “setoffs” or similar expression shall include a “right of compensation” or “compensation”, as applicable, (xi) “common law” shall include “civil law”, (xii) an “agent” shall include a “mandatary”, (xiii) “gross negligence” or “willful misconduct” shall be deemed to include “intentional or gross fault”, (xiv) “construction or similar liens” shall include “legal hypothecs”, (xv) “Beneficial ownership” shall include “ownership on behalf of another as mandatary”, and (xvi) “jointly and severally” shall include “solidarily”.
8.12. Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.
(a) This Agreement and all claims and causes of action arising in connection herewith will be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.
(b) Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, in the event such court does not have jurisdiction, Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any Proceeding arising out of or relating to this Agreement or the Transactions, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such Proceeding except in such courts, (ii) agrees that any claim in respect of any such Proceeding may be heard and determined in such Delaware State court or, to the extent permitted by Law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in any such Delaware State or Federal court, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Proceeding in any such Delaware State or Federal court. Each of the parties agrees that a final judgment in any such Proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.3. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.
(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS

CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12(c).
(d) Notwithstanding anything herein to the contrary, each party agrees (i) that any action of any kind or nature, whether at law or equity, in contract, in tort or otherwise, against a Financing Source in connection with this Agreement, the Debt Commitment Letter, the Debt Financing or the transactions contemplated hereby or thereby will be brought exclusively in the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York sitting in New York County (and appellate courts thereof) and each party submits for itself and its property with respect to any such action to the exclusive jurisdiction of such courts, (ii) that service of process, summons, notice or document by registered mail addressed to it at its address provided in Section 8.3 will be effective service of process against it for any such action brought in any such court, (iii) to waive and hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Proceeding in any such court, (iv) that a final judgment in any such Proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law, (v) that the Laws of the State of New York will govern any such Proceeding and (vi) to irrevocably waive and hereby waives any right to a trial by jury in any such action to the same extent such rights are waived pursuant to Section 8.12(c).
8.13. Counterparts. This Agreement may be signed in any number of counterparts, including by facsimile or other electronic transmission each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement will become effective when each party hereto will have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement will have no effect and no party will have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile will be sufficient to bind the parties to the terms and conditions of this Agreement.
8.14. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, subject to Section 7.3(f) and Section 7.4(e) and the following proviso, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which the parties are entitled at Law or in equity, without being required to prove irreparable harm or the inadequacy of a remedy at Law. Each of the parties hereto further hereby waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief. The Company’s or Parent’s pursuit of specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled; provided, that in no event shall the Company be entitled to both the receipt of the Parent Termination Fee and specific performance to cause the Equity Financing to be funded or to consummate the Closing or Merger. Notwithstanding anything to the contrary contained in this Agreement, the parties agree that, prior to the valid termination of this Agreement pursuant to Section 7.1, the Company shall be entitled to injunctive relief, specific performance or other equitable relief to enforce specifically the obligations of Parent and Acquisition Sub to consummate the Closing and to cause Parent and Acquisition Sub enforce their right to cause the parties named in the Equity Commitment Letter to fund the Equity Financing in accordance with the Equity Commitment Letter if (and only if) (i) all of the conditions set forth in Section 6.1 and Section 6.3 have been satisfied or waived (other than those conditions which by their terms or nature are to be satisfied by performance at the Closing so long as such conditions will be satisfied at Closing) and remain satisfied throughout the three (3)-Business Day period set forth in clause (v) below, (ii) the proceeds of the Debt Financing have been funded or will be funded at the Closing on the terms set forth in the Debt Commitment Letter if the Equity Financing is funded and the Closing will occur substantially concurrently with the Debt Financing being funded, (iii) Parent has failed to consummate the Merger on the date the Closing was required to have occurred pursuant to Section 1.2, (iv) following such failure by Parent to consummate the Merger, the Company has confirmed to Parent in writing (and not revoked such confirmation) that (A) all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied (other than those conditions which by their terms or nature are to be satisfied by performance at the Closing so long as such conditions will be satisfied at Closing) and (B) the Company is (and remains through the three (3)-Business Day period set forth in clause (v) below) ready, willing and able to consummate the Merger and (v) Parent fails to consummate the Merger within three (3) Business Days following the date of delivery of such written confirmation.
[Signature page follows]

IN WITNESS WHEREOF, Parent, Acquisition Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers or managers thereunto duly authorized.

Parent:

ATHENA PURCHASER, LLC

By:	/s/ Matt Gullen
	Name:	Matt Gullen
	Title:	President and Treasurer

Acquisition Sub:

ATHENA MERGER SUB, INC.

By:	/s/ Matt Gullen
	Name:	Matt Gullen
	Title:	President and Treasurer

[Signature Page to Merger Agreement]

IN WITNESS WHEREOF, Parent, Acquisition Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers or managers thereunto duly authorized.

The Company:

MISTRAS GROUP, INC.

By:	/s/ Manuel Stamatakis
	Name:	Manuel Stamatakis
	Title:	Executive Chairman

[Signature Page to Merger Agreement]

Exhibit A

(See attached.)

Appendix B-1
VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”), dated as of September 17, 2026, is entered into by and between Athena Purchaser, LLC, a Delaware limited liability company (“Parent”), and [Name] (the “Stockholder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Mistras Group, Inc., a Delaware corporation (the “Company”), (ii) Parent, and (iii) Athena Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Acquisition Sub”), are entering into an Agreement and Plan of Merger (as may be amended, restated, amended and restated, waived or otherwise modified from time to time in accordance with the terms hereof and thereof, the “Merger Agreement”), which provides for the merger of Acquisition Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, the Stockholder is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Company Common Stock owned of record or beneficially by the Stockholder as of the date hereof (the “Owned Shares”); and
WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholder and Parent hereby agree as follows:
1. Agreement to Vote the Covered Shares. Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the stockholders of the Company (the “Company Stockholders”), including any postponement, recess or adjournment thereof, or in any other circumstance, however called (including by written consent), the Stockholder (in such Stockholder’s capacity as a stockholder of the Company) agrees to, and if applicable, to cause its controlled Affiliates to, vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) (and not to withdraw any such vote or consent with respect to) all of the Owned Shares and any additional shares of Company Common Stock or other voting securities of the Company acquired by the Stockholder or its respective controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, (ii) the adoption of any amended and restated Merger Agreement or amendment to the Merger Agreement that, in any such case, does not decrease the Merger Consideration or result in the Merger Agreement being less favorable to the Company Stockholders than the Merger Agreement in effect as of the date of this Agreement, (iii) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting if the Company or Parent proposes or requests such postponement or adjournment to a later date or time in accordance with Section 5.4(a) of the Merger Agreement, and (iv) the approval of any other proposal considered and voted upon by the Company Stockholders at any Company Stockholder Meeting (or by written consent) necessary or which Parent or the Company reasonably determines is desirable for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, or any other proposal made in opposition to, in competition with, or inconsistent with, the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement, (iii) any reorganization, recapitalization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent or materially impede or materially delay the consummation of the Merger or any of the
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transactions contemplated by the Merger Agreement (clauses (a) and (b), collectively, the “Supported Matters”). The Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company Stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholder does not have any obligation to vote the Covered Shares in any particular manner. In the event that the Company and Parent agree to effectuate the transactions contemplated by the Merger Agreement by means of a tender offer, the Stockholder shall tender (and shall not withdraw), or cause to be tendered (and cause to not withdraw), all of its Covered Shares pursuant to and in accordance with the terms of such tender offer prior to the time required for such Covered Shares to be validly tendered for acceptance in such tender offer. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict the Stockholder from taking, or refraining from taking, any action in his or her capacity as a director or officer (as applicable) of the Company or any of the Company’s Subsidiaries, including complying with his or her fiduciary obligations, and any such action taken, or any such inaction, in each case, in any such capacity as a director or officer, shall not constitute a breach of this Agreement.
2. Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of: (a) the valid termination of the Merger Agreement in accordance with its terms; (b) the Effective Time; (c) such date and time as the Merger Agreement shall have been amended or supplemented, or any provision thereof waived, in a manner (A) that reduces the amount, or changes the form of the Merger Consideration payable to a Stockholder (other than, for the avoidance of doubt, adjustments in accordance with the terms of the Merger Agreement) or (B) that materially delays or imposes any additional material restrictions or conditions on the payment of the consideration payable in the Merger; (d) the Outside Date; and (e) the mutual written consent of all parties hereto (the date of the earliest such event, the “Termination Date”); provided that, the provisions set forth in Section 7 and Sections 13 through 22 shall survive the termination of this Agreement; and provided further, that, subject to the provisions set forth in Sections 7.4(d) and 7.4(e) of the Merger Agreement (which are hereby expressly acknowledged and agreed by the Stockholder), the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful and Material Breach of this Agreement that may have occurred at or before such termination. For the purpose hereof, “Willful and Material Breach” means, with respect to any covenant or agreement of a party in this Agreement, an action or omission taken or omitted to be taken by such party in material breach of such covenant or agreement that the breaching party intentionally takes (or fails to take) with knowledge that such action or omission would, or would reasonably be expected to, cause such material breach of such covenant or agreement.
3. Certain Covenants of the Stockholder.
3.1 Transfers. Beginning on the date hereof until the Termination Date, the Stockholder hereby covenants and agrees that, (a) except pursuant to a Permitted Transfer, or as otherwise expressly contemplated pursuant to this Agreement or the Merger Agreement, the Stockholder shall not, and shall cause its controlled Affiliates and direct their respective Representatives and the Stockholder’s non-controlled Affiliates not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) Transfer or enter into any Contract, option, agreement, understanding or other arrangement with respect to the Transfer of any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to) lead to or result in a Transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise, (iv) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares or (v) commit or agree to take any of the foregoing actions and (b) the Stockholder shall not, and shall cause its controlled Affiliates and direct their respective Representatives and the Stockholder’s non-controlled Affiliates not to, directly or indirectly take any action involving the Transfer of Equity Interests that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement. Without limiting the foregoing, the Stockholder agrees that it shall not, and shall cause its controlled Affiliates and direct their respective Representatives and the Stockholder’s non-controlled Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any securities of the Company for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by
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the Merger Agreement. Any Transfer in violation of this Section 3.1 shall be void ab initio. For the purpose hereof, “Transfer” means (x) any direct or indirect offer, sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer, or entry into any option or other contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer (whether by merger, consolidation, division, conversion, operation of law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement), (y) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney with respect to such Covered Shares or (z) any contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (x) or (y) above. For purposes hereof, “Permitted Transfer” means any Transfer of Covered Shares (A) by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family; (B) by virtue of laws of descent and distribution upon death of the individual; (C) to the Company, Parent or Acquisition Sub; (D) in connection with the exercise of stock options, including through a “net” or “cashless” exercise; or (E) if the Stockholder is a trust, in connection with any distribution in kind to one or more beneficiaries of such trust to satisfy distribution requirements (whether fixed annuity payments or otherwise) required by the governing documents of such trust; provided, that (1) any such transferee must enter into a written agreement with, in form and substance reasonably acceptable to, Parent and Acquisition Sub, agreeing to be bound by the terms of this Agreement and the Stockholder retains sole voting control of the Covered Shares, and (2) in the case of clause (D), the remaining shares issued upon the exercise of stock options shall be subject to the terms of this Agreement.
3.2 Documentation and Information. Except as required by applicable Law, the Stockholder shall not, and shall direct its Representatives not to, make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed). The Stockholder consents to and hereby authorizes Parent and Acquisition Sub to publish and disclose in all documents and schedules required to be filed with the SEC, and any press release or other disclosure document that Parent or Acquisition Sub reasonably determines to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of the Covered Shares, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement, and the Stockholder acknowledges that Parent and Acquisition Sub may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity (provided, that Parent shall provide the Stockholder with a reasonable opportunity to review drafts of such disclosure or publications to the extent any such draft has been provided to Parent and specifically identifies or describes the Stockholder in relation to this Voting Agreement and shall consider any reasonable comments regarding the factual accuracy of information concerning the Stockholder or this Voting Agreement in good faith prior any such disclosure or publication being made public; provided, further, that if such disclosing party is required by Law or stock exchange rule to make any such disclosure or publication prior to providing such review opportunity, Parent shall notify the Stockholder as promptly as reasonably practicable thereafter). Each party hereto agrees to use its reasonable best efforts to promptly (a) give the other party any information it may reasonably require for the preparation of any such disclosure documents, and (b) notify the other party of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such party shall become aware that any such information shall have become false or misleading in any material respect.
3.3 No Solicitation. The Stockholder shall not, and shall cause its controlled Affiliates and Representatives not to, (a) take any action that the Company would then be prohibited from taking under Section 5.3 of the Merger Agreement as if such Section of the Merger Agreement applied, mutatis mutandis, to the Stockholder, (b) engage in any activities, or solicit, initiate, facilitate or encourage any activities, which the Company and its Subsidiaries and its and their Representatives are permitted to engage in during the Go-Shop Period pursuant to Section 5.3(a) of the Merger Agreement (except that, in the case of this clause (b), the Stockholder may during the Go-Shop Period participate in discussions or negotiations with any Person that has submitted to the Company an Acquisition Proposal solely for purposes of entering into a voting agreement on substantially
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similar terms as the terms hereof with such Person with respect to such Acquisition Proposal in the event the Company Board were to determine that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal) or (c) authorize or commit to do any of the foregoing prohibited activities.
3.4 Proxy Statement; Schedule 13G and 13D. The Stockholder will use its reasonable best efforts to furnish all information concerning the Stockholder and its controlled Affiliates to Parent and the Company that is reasonably necessary for the preparation and filing of the Proxy Statement, and will otherwise reasonably assist and cooperate with Parent and the Company in the preparation, filing and distribution of disclosures with respect to the Stockholder that are required or advisable to be included in the Proxy Statement and the resolution of any comments thereto received from the SEC. If applicable and to the extent required under applicable Law, the Stockholder shall promptly and in accordance with applicable Law amend its Schedule 13G or Schedule 13D filed with the SEC to disclose this Agreement and the Stockholder shall provide a draft of such amendment to Parent and Acquisition Sub and consider any reasonable comments in good faith prior to such filing.
4. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:
4.1 Due Authority. The Stockholder is a natural Person and has the legal capacity to execute and deliver this Agreement, to execute, deliver, comply with and perform his or her obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due execution and delivery of this Agreement all of the other parties hereto, constitutes a legal, valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equitable Exception.
4.2 No Conflict. The execution and delivery of, compliance with and performance by the Stockholder of this Agreement do not and will not (a) conflict with or result in a violation or breach of any applicable Law, (b) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholder is entitled, under any Contract binding upon the Stockholder, or to which any of his or her properties, rights or other assets are subject or (c) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholder, except in the case of the foregoing clauses (a), (b) and (c), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholder of his or her obligations under this Agreement.
4.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except (a) under the Exchange Act and the rules and regulations of the NYSE or under state securities Laws, and (b) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
4.4 Ownership of the Owned Shares. The Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares, all of which are free and clear of any Liens, other than those created by this Agreement or arising under applicable securities laws. The Stockholder does not own, of record or beneficially, any shares of capital stock or Equity Interest of the Company, or other rights to acquire, or that are exercisable for, or convertible or exchangeable into, shares of capital stock or Equity Interest of the Company, in each case other than the Owned Shares. The Stockholder has the sole right to Transfer the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. The Stockholder has not entered into any agreement to Transfer any Owned Shares and no Person has a right to acquire any of the Owned Shares held by the Stockholder.
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4.5 Absence of Litigation. There is no Proceeding pending or threatened in writing against, or, to the knowledge of the Stockholder, threatened orally against the Stockholder that would reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
5. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder as follows:
5.1 Due Authority. Parent is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Parent has all requisite organizational power and authority and has taken all organizational action necessary (including approval by the board of managers or applicable organizational bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other organizational action by Parent or vote of holders of any class of equity securities of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equitable Exception.
5.2 No Conflict. The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (a) conflict with or violate any provision of the certificate of formation, limited liability company agreement or similar organizational documents of Parent, (b) assuming that all consents, approvals, authorizations and permits described in Section 4.3(b) of the Merger Agreement have been obtained and all filings and notifications described in Section 4.3(b) of the Merger Agreement have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to any Parent Subsidiary, or by which any property or asset of Parent or any Parent Subsidiary is bound or affected, or (c) require any consent or approval under, result in any breach of or any loss of any benefit or right under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under, give to others any right of termination, vesting, amendment, acceleration or cancellation of, result in the triggering of any payment or other obligations under, or result in the creation of a Lien on any property or asset or Equity Interests of Parent or any Parent Subsidiary, pursuant to, any Contract or Permit to which Parent or any Parent Subsidiary is a party, except, with respect to clauses (b) and (c), as would not reasonably be expected to, individually or in the aggregate, restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.
6. Non-Survival of Representations and Warranties; Non-Reliance. The representations, warranties and covenants contained herein shall not survive the Effective Time. Each party acknowledges that it has conducted its own independent review and analysis in connection with entering into this Agreement and has not relied on any representation or warranty, express or implied, of any other party hereto or any of its Affiliates or Representatives, except as expressly set forth in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, each party hereby acknowledges and agrees that no party hereto shall have any claim or cause of action against the other party or its Affiliates, stockholders, controlling persons, directors, officers, employees, agents or Representatives resulting from or arising out of this Agreement or the transactions contemplated hereby, or the negotiation or execution hereof, based upon any alleged extra-contractual statements, promises, understandings, warranties, covenants, agreements or representations, whether oral or written, that are not expressly set forth in this Agreement. This Section 6 shall not limit any covenant or agreement contained in this Agreement that by its terms is to be performed in whole or in part after the Effective Time or the Termination Date.
7. Waiver of Appraisal and Dissenter Rights and Certain Other Actions.
7.1 The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL with respect to all of the Owned Shares with respect to the Merger and the transactions contemplated by the Merger Agreement; provided, that such waiver shall automatically terminate and be of no further force or effect upon the valid termination of the Merger Agreement in accordance with its terms.
7.2 The Stockholder hereby agrees not to commence or affirmatively participate in or receive any economic or other benefit from any claim or other Proceeding, whether derivative or otherwise, against Parent, the Company or any of their respective Affiliates, or their respective boards of directors (or similar governing bodies), relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement, or the
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consummation of the transactions contemplated hereby or thereby, including any such claim or other Proceeding (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (b) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby, and the Stockholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided that, the foregoing shall not limit, restrict or prohibit the Stockholder from (i) claiming or asserting any defenses or counter-claims in connection with any Proceeding arising out of or in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby, (ii) seeking to enforce this Agreement against Parent, or (iii) participating in any Proceeding to the extent such participation is required by law or legal process, including responding to a subpoena or court order, provided that (A) the Stockholder shall provide Parent with prompt written notice of any such Proceeding (to the extent legally permitted), (B) the Stockholder shall reasonably cooperate with Parent, at Parent’s expense, in seeking a protective order or other appropriate remedy to limit the scope or confidentiality of any required disclosure, and (C) the Stockholder shall disclose only such information as is legally required.
8. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Common Stock”, “Covered Shares”, and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
9. Further Assurances. The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request to the extent reasonably necessary to effect the transactions contemplated by this Agreement; provided, that such additional consents, documents or instruments shall not impose any obligations on the Stockholder that are materially more burdensome than the obligations set forth in this Agreement.
10. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier (providing proof of delivery), or by email transmission to the respective parties at the addresses set forth below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10). For purposes hereof, the Stockholder’s address is set forth below his or her signature hereto.

If to Parent:

c/o H.I.G. Capital, LLC
1450 Brickell Avenue
31st Floor
Miami, FL 33131
Attention: Matt Gullen; Alexander Thorn
Email: mgullen@hig.com; athorn@hig.com

with a copy to (which copy will not constitute notice):

Kirkland & Ellis LLP
830 Brickell Plaza
Miami, Florida 33131
Attention: Matthew Arenson, P.C.; Lee Blum
Email: matthew.arenson@kirkland.com; lee.blum@kirkland.com

11. Mutual Drafting; Interpretation. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The words “include,” “includes” and “including” shall be deemed to be followed by “without limitation.” References
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to “Sections” shall be to Sections of this Agreement, unless otherwise specifically stated. References to any party include references to its successors and permitted assigns. The word “or” shall be disjunctive but not necessarily exclusive. References to any gender include any other gender.
12. Entire Agreement. This Agreement (along with the documents referenced herein) constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
13. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
14. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Acquisition Sub any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership, and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and neither Parent nor Acquisition Sub shall have any authority or power to direct the Stockholder in the voting of any of the Covered Shares, except as otherwise specifically provided herein.
15. Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. (a) This Agreement and any disputes arising out of or related to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, or the inducement of any party to enter herein or therein, whether for breach of contract, tortious conduct or otherwise, and whether predicated on common law, statute or otherwise, shall in all respects be governed by, and construed in accordance with, the internal Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than the State of Delaware. (b) Each party irrevocably agrees that any Proceeding arising out of or relating to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, or the inducement of any party to enter herein or therein, whether for breach of contract, tortious conduct or otherwise, and whether predicated on common law, statute or otherwise, shall be brought and determined in the Court of Chancery of the State of Delaware (or if such court finds it lacks jurisdiction, any federal court within the State of Delaware or other Delaware state court), and each party hereby irrevocably submits with regard to any such Proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of such courts. Each party hereby waives any objection it may have to the laying of venue of any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in such courts, and hereby waives and agrees not to plead or claim in any such court that any such Proceeding brought in such court has been brought in an inconvenient forum. (c) EACH PARTY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING, CLAIM, COUNTERCLAIM OR OTHER MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF SUCH PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
16. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties, and any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns; provided that, Parent may transfer or assign without consent its rights and obligations under this Agreement, in whole or in part from time to time, to (a) one or more Affiliates (provided that, no such assignment shall relieve Parent of any of its obligations hereunder) and (b) after the Effective Time, to any Person.
17. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which the parties are entitled at law or in equity,
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without being required to prove irreparable harm or the inadequacy of a remedy at law. Each of the parties hereto further hereby waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security as a prerequisite to obtaining equitable relief. A party’s pursuit of specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled.
18. Limitation on Recourse. Any claim or cause of action under this Agreement may only be brought against Persons that are expressly named as parties, and then only with respect to the specific obligations set forth in this Agreement. No Related Party of the Stockholder or Parent (other than the parties hereto) shall have any liability or obligation for any of the representations, warranties, covenants, agreements, obligations or liabilities of the Stockholder or Parent, or for any claim, investigation, or Proceeding, in each case under, based on, in respect of, or by reason of, this Agreement or the transactions contemplated hereby (including the breach, termination or failure to consummate such transactions), in each case whether based on contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable Proceeding, by virtue of any statute, regulation or applicable Laws or otherwise and whether by or through attempted piercing of the corporate, limited liability company or partnership veil, by or through a claim by or on behalf of a party or another Person, or otherwise. For purposes of this Section 18, “Related Party” means, with respect to any Person, such Person’s former, current or future Affiliates, direct or indirect equity holders, general or limited partners, controlling persons, stockholders, members, managers, directors, officers, employees, agents, or assignees.
19. Severability. If any term or other provision (or part thereof) of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement (or parts thereof) will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision (or part thereof) is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law and in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
20. Counterparts. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. The exchange of copies of this Agreement and signature pages by facsimile, email (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable Law, e.g., www.docusign.com) or other electronic transmission shall constitute effective execution and delivery of this Agreement for all purposes.
21. Amendment; Waiver. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.
22. No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable Takeover Laws, and any applicable provision of the Company Charter or Company Bylaws, the Merger Agreement, this Agreement, the other Voting Agreements and the transactions contemplated by the Merger Agreement, this Agreement and the other Voting Agreements, including the Merger.
[Signature pages follow]
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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

PARENT:

ATHENA PURCHASER, LLC

By:
Name:
Title:

STOCKHOLDER:

By:
Name:
Title:

Address:

Email:

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Exhibit A
Owned Shares

Stockholder	Owned Shares

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Appendix B-2
VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”), dated as of September 17, 2026, is entered into by and among Athena Purchaser, LLC, a Delaware limited liability company (“Parent”), and [Name] (the “Stockholder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Mistras Group, Inc., a Delaware corporation (the “Company”), (ii) Parent and (iii) Athena Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Acquisition Sub”), are entering into an Agreement and Plan of Merger (as may be amended, restated, amended and restated, waived or otherwise modified from time to time in accordance with the terms hereof and thereof, the “Merger Agreement”), which provides for the merger of Acquisition Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, the Stockholder is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Company Common Stock owned of record or beneficially by the Stockholder as of the date hereof (the “Owned Shares”); and
WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholder and Parent hereby agree as follows:
1. Agreement to Vote the Covered Shares. Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the stockholders of the Company (the “Company Stockholders”), including any postponement, recess or adjournment thereof, or in any other circumstance, however called (including by written consent), the Stockholder (in such Stockholder’s capacity as a stockholder of the Company) agrees to, and if applicable, to cause its controlled Affiliates to vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) (and not to withdraw any such vote or consent with respect to) all of the Owned Shares and any additional shares of Company Common Stock or other voting securities of the Company acquired by the Stockholder or its respective controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, (ii) the adoption of any amended and restated Merger Agreement or amendment to the Merger Agreement that, in any such case, does not decrease the Merger Consideration or result in the Merger Agreement being less favorable to the Company Stockholders than the Merger Agreement in effect as of the date of this Agreement, (iii) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting if the Company or Parent proposes or requests such postponement or adjournment to a later date or time in accordance with Section 5.4(a) of the Merger Agreement, and (iv) the approval of any other proposal considered and voted upon by the Company Stockholders at any Company Stockholder Meeting (or by written consent) necessary or which Parent or the Company reasonably determines is desirable for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, or any other proposal made in opposition to, in competition with, or inconsistent with, the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement, (iii) any reorganization, recapitalization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent or materially impede or materially delay the consummation of the Merger or any of the
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transactions contemplated by the Merger Agreement (clauses (a) and (b), collectively, the “Supported Matters”). The Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company Stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholder does not have any obligation to vote the Covered Shares in any particular manner. In the event that the Company and Parent agree to effectuate the transactions contemplated by the Merger Agreement by means of a tender offer, the Stockholder shall tender (and shall not withdraw), or cause to be tendered (and cause to not withdraw), all of its Covered Shares pursuant to and in accordance with the terms of such tender offer prior to the time required for such Covered Shares to be validly tendered for acceptance in such tender offer. Notwithstanding any provision of this Agreement to the contrary, if the Stockholder is a director or officer of the Company, nothing in this Agreement shall limit or restrict the Stockholder from taking, or refraining from taking, any action in his or her capacity as a director or officer (as applicable) of the Company or any of the Company’s Subsidiaries, including complying with his or her fiduciary obligations, and any such action taken, or any such inaction, in each case, in any such capacity as a director or officer, shall not constitute a breach of this Agreement.
2. Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of: (a) the valid termination of the Merger Agreement in accordance with its terms; (b) the Effective Time; (c) such date and time as the Merger Agreement shall have been amended or supplemented, or any provision thereof waived, in a manner (A) that reduces the amount, or changes the form of the Merger Consideration payable to a Stockholder (other than, for the avoidance of doubt, adjustments in accordance with the terms of the Merger Agreement) or (B) that materially delays or imposes any additional material restrictions or conditions on the payment of the consideration payable in the Merger; (d) the Outside Date; and (e) the mutual written consent of all parties hereto (the date of the earliest such event, the “Termination Date”); provided that, the provisions set forth in Section 7 and Sections 13 through 23 shall survive the termination of this Agreement; and provided further, that, subject to the provisions set forth in Sections 7.4(d) and 7.4(e) of the Merger Agreement (which are hereby expressly acknowledged and agreed by the Stockholder), the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful and Material Breach of this Agreement that may have occurred at or before such termination. For the purpose hereof, “Willful and Material Breach” means, with respect to any covenant or agreement of a party in this Agreement, an action or omission taken or omitted to be taken by such party in material breach of such covenant or agreement that the breaching party intentionally takes (or fails to take) with knowledge that such action or omission would, or would reasonably be expected to, cause such material breach of such covenant or agreement.
3. Certain Covenants of the Stockholder.
3.1 Transfers. Beginning on the date hereof until the Termination Date, the Stockholder hereby covenants and agrees that, (a) except pursuant to a Permitted Transfer, or as otherwise expressly contemplated pursuant to this Agreement or the Merger Agreement, the Stockholder shall not, and shall cause its controlled Affiliates and direct their respective Representatives and the Stockholder’s non-controlled Affiliates not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) Transfer or enter into any Contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to) lead to or result in a Transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise, (iv) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares or (v) commit or agree to take any of the foregoing actions and (b) the Stockholder shall not, and shall cause its controlled Affiliates and direct their respective Representatives and the Stockholder’s non-controlled Affiliates not to, directly or indirectly take any action involving the Transfer of Equity Interests that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement. Without limiting the foregoing, the Stockholder agrees that it shall not, and shall cause its controlled Affiliates and direct their respective Representatives and the Stockholder’s non-controlled Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any securities of the Company for the
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purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by the Merger Agreement. Any Transfer in violation of this Section 3.1 shall be void ab initio. For the purpose hereof, “Transfer” means (x) any direct or indirect offer, sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer, or entry into any option or other contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer (whether by merger, consolidation, division, conversion, operation of law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement), (y) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney with respect to such Covered Shares or (z) any contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (x) or (y) above. For purposes hereof, “Permitted Transfer” means any Transfer of Covered Shares (A) by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family; (B) by virtue of laws of descent and distribution upon death of the individual; (C) to the Company, Parent or Acquisition Sub; (D) in connection with the exercise of stock options, including through a “net” or “cashless” exercise; or (E) if the Stockholder is a trust, in connection with any distribution in kind to one or more beneficiaries of such trust to satisfy distribution requirements (whether fixed annuity payments or otherwise) required by the governing documents of such trust; provided that (1) any such transferee must enter into a written agreement with, in form and substance reasonably acceptable to, Parent and Acquisition Sub, agreeing to be bound by the terms of this Agreement and the Stockholder retains sole voting control of the Covered Shares, and (2) in the case of clause (D), the remaining shares issued upon the exercise of stock options shall be subject to the terms of this Agreement.
3.2 Documentation and Information. Except as required by applicable Law, the Stockholder shall not, and shall direct its Representatives not to, make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed). The Stockholder consents to and hereby authorizes Parent and Acquisition Sub to publish and disclose in all documents and schedules required to be filed with the SEC, and any press release or other disclosure document that Parent or Acquisition Sub reasonably determines to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of the Covered Shares, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement, and the Stockholder acknowledges that Parent and Acquisition Sub may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity (provided, that Parent shall provide the Stockholder with a reasonable opportunity to review drafts of such disclosure or publications to the extent any such draft has been provided to Parent and specifically identifies or describes the Stockholder in relation to this Voting Agreement and shall consider any reasonable comments regarding the factual accuracy of information concerning the Stockholder or this Voting Agreement in good faith prior any such disclosure or publication being made public; provided, further, that if such disclosing party is required by Law or stock exchange rule to make any such disclosure or publication prior to providing such review opportunity, Parent shall notify the Stockholder as promptly as reasonably practicable thereafter). Each party hereto agrees to use its reasonable best efforts to promptly (a) give the other party any information it may reasonably require for the preparation of any such disclosure documents, and (b) notify the other party of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such party shall become aware that any such information shall have become false or misleading in any material respect.
3.3 No Solicitation. The Stockholder shall not, and shall cause its controlled Affiliates and Representatives not to, (a) take any action that the Company would then be prohibited from taking under Section 5.3 of the Merger Agreement as if such Section of the Merger Agreement applied, mutatis mutandis, to the Stockholder, (b) engage in any activities, or solicit, initiate, facilitate or encourage any activities, which the Company and its Subsidiaries and its and their Representatives are permitted to engage in during the Go-Shop Period pursuant to Section 5.3(a) of the Merger Agreement (except that, in the case of this clause (b), the Stockholder may during the Go-Shop Period participate in discussions or negotiations with any Person that has submitted to the Company an Acquisition Proposal solely for purposes of entering into a voting agreement on substantially
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similar terms as the terms hereof with such Person with respect to such Acquisition Proposal in the event the Company Board were to determine that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal) or (c) authorize or commit to do any of the foregoing prohibited activities.
3.4 Proxy Statement; Schedule 13G and 13D. The Stockholder will use its reasonable best efforts to furnish all information concerning the Stockholder and its controlled Affiliates to Parent and the Company that is reasonably necessary for the preparation and filing of the Proxy Statement, and will otherwise reasonably assist and cooperate with Parent and the Company in the preparation, filing and distribution of disclosures with respect to the Stockholder that are required or advisable to be included in the Proxy Statement and the resolution of any comments thereto received from the SEC. If applicable and to the extent required under applicable Law, the Stockholder shall promptly and in accordance with applicable Law amend its Schedule 13G or Schedule 13D filed with the SEC to disclose this Agreement and such Stockholder shall provide a draft of such amendment to Parent and Acquisition Sub and consider any reasonable comments in good faith prior to such filing.
4. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:
4.1 Due Authority. The Stockholder, if not a natural Person, (a) is a legal entity or trust duly organized or established, validly existing and, if applicable, in good standing under the laws of its jurisdiction of formation or establishment, and (b) has all requisite corporate, trust or other similar power and authority and has taken all corporate, trust or other similar action necessary (including approval by the board of directors, trustee or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby. The Stockholder, if a natural Person, has the legal capacity to execute and deliver this Agreement, to execute, deliver, comply with and perform his or her obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby. No other action on the part of or vote of holders of any equity securities of the Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholder of this Agreement. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equitable Exception.
4.2 No Conflict. The execution and delivery of, compliance with and performance by the Stockholder of this Agreement do not and will not (a) if the Stockholder is not a natural Person, conflict with or result in any violation or breach of any provision of the certificate of formation, operating agreement, trust agreement or similar organizational documents of the Stockholder, (b) conflict with or result in a violation or breach of any applicable Law, (c) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholder is entitled, under any Contract binding upon the Stockholder, or to which any of its properties, rights or other assets are subject or (d) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholder, except in the case of the foregoing clauses (b), (c) and (d), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
4.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except (a) under the Exchange Act and the rules and regulations of the NYSE or under state securities Laws, and (b) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
4.4 Ownership of the Owned Shares. The Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares, all of which are free and clear of any Liens, other than those created by this
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Agreement or arising under applicable securities laws. The Stockholder does not own, of record or beneficially, any shares of capital stock or Equity Interest of the Company, or other rights to acquire, or that are exercisable for, or convertible or exchangeable into, shares of capital stock or Equity Interest of the Company, in each case other than the Owned Shares. The Stockholder has the sole right to Transfer the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. The Stockholder has not entered into any agreement to Transfer any Owned Shares and no person has a right to acquire any of the Owned Shares held by the Stockholder.
4.5 Absence of Litigation. There is no Proceeding pending or threatened in writing against, or, to the knowledge of the Stockholder, threatened orally against the Stockholder that would reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
5. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder as follows:
5.1 Due Authority. Parent is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Parent has all requisite organizational power and authority and has taken all organizational action necessary (including approval by the board of managers or applicable organizational bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other organizational action by Parent or vote of holders of any class of equity securities of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equitable Exception.
5.2 No Conflict. The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (a) conflict with or violate any provision of the certificate of formation, limited liability company agreement or similar organizational documents of Parent, (b) assuming that all consents, approvals, authorizations and permits described in Section 4.3(b) of the Merger Agreement have been obtained and all filings and notifications described in Section 4.3(b) of the Merger Agreement have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to any Parent Subsidiary, or by which any property or asset of Parent or any Parent Subsidiary is bound or affected, or (c) require any consent or approval under, result in any breach of or any loss of any benefit or right under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under, give to others any right of termination, vesting, amendment, acceleration or cancellation of, result in the triggering of any payment or other obligations under, or result in the creation of a Lien on any property or asset or Equity Interests of Parent or any Parent Subsidiary, pursuant to, any Contract or Permit to which Parent or any Parent Subsidiary is a party, except, with respect to clauses (b) and (c), as would not reasonably be expected to, individually or in the aggregate, restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.
6. Non-Survival of Representations and Warranties; Non-Reliance. The representations, warranties and covenants contained herein shall not survive the Effective Time. Each party acknowledges that it has conducted its own independent review and analysis in connection with entering into this Agreement and has not relied on any representation or warranty, express or implied, of any other party hereto or any of its Affiliates or Representatives, except as expressly set forth in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, each party hereby acknowledges and agrees that no party hereto shall have any claim or cause of action against the other party or its Affiliates, stockholders, controlling persons, directors, officers, employees, agents or Representatives resulting from or arising out of this Agreement or the transactions contemplated hereby, or the negotiation or execution hereof, based upon any alleged extra-contractual statements, promises, understandings, warranties, covenants, agreements or representations, whether oral or written, that are not expressly set forth in this Agreement. This Section 6 shall not limit any covenant or agreement contained in this Agreement that by its terms is to be performed in whole or in part after the Effective Time or the Termination Date.
7. Waiver of Appraisal and Dissenter Rights and Certain Other Actions.
7.1 The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under
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Section 262 of the DGCL with respect to all of the Owned Shares with respect to the Merger and the transactions contemplated by the Merger Agreement; provided that such waiver shall automatically terminate and be of no further force or effect upon the valid termination of the Merger Agreement in accordance with its terms.
7.2 The Stockholder hereby agrees not to commence or affirmatively participate in or receive any economic or other benefit from any claim or other Proceeding, whether derivative or otherwise, against Parent, the Company or any of their respective Affiliates, or their respective boards of directors (or similar governing bodies), relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement, or the consummation of the transactions contemplated hereby or thereby, including any such claim or other Proceeding (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (b) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby, and the Stockholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided that, the foregoing shall not limit, restrict or prohibit the Stockholder from (i) claiming or asserting any defenses or counter-claims in connection with any Proceeding arising out of or in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby, (ii) seeking to enforce this Agreement against Parent, or (iii) participating in any Proceeding to the extent such participation is required by law or legal process, including responding to a subpoena or court order, provided that (A) the Stockholder shall provide Parent with prompt written notice of any such Proceeding (to the extent legally permitted), (B) the Stockholder shall reasonably cooperate with Parent, at Parent’s expense, in seeking a protective order or other appropriate remedy to limit the scope or confidentiality of any required disclosure, and (C) the Stockholder shall disclose only such information as is legally required.
8. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Common Stock”, “Covered Shares”, and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
9. Further Assurances. The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request to the extent reasonably necessary to effect the transactions contemplated by this Agreement; provided that such additional consents, documents or instruments shall not impose any obligations on the Stockholder that are materially more burdensome than the obligations set forth in this Agreement.
10. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier (providing proof of delivery), or by email transmission to the respective parties at the addresses set forth below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10). For purposes hereof, the Stockholder’s address is set forth below its signature hereto.

If to Parent:

c/o H.I.G. Capital, LLC
1450 Brickell Avenue
31st Floor
Miami, FL 33131
Attention: Matt Gullen; Alexander Thorn
Email: mgullen@hig.com; athorn@hig.com

with a copy to (which copy will not constitute notice):

Kirkland & Ellis LLP
830 Brickell Plaza
Miami, Florida 33131
Attention: Matthew Arenson, P.C.; Lee Blum
Email: matthew.arenson@kirkland.com; lee.blum@kirkland.com

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11. Mutual Drafting; Interpretation. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The words “include,” “includes” and “including” shall be deemed to be followed by “without limitation.” References to “Sections” shall be to Sections of this Agreement, unless otherwise specifically stated. References to any party include references to its successors and permitted assigns. The word “or” shall be disjunctive but not necessarily exclusive. References to any gender include any other gender.
12. Entire Agreement. This Agreement (along with the documents referenced herein) constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
13. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
14. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Acquisition Sub any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership, and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and neither Parent nor Acquisition Sub shall have any authority or power to direct the Stockholder in the voting of any of the Covered Shares, except as otherwise specifically provided herein.
15. Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. (a) This Agreement and any disputes arising out of or related to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, or the inducement of any party to enter herein or therein, whether for breach of contract, tortious conduct or otherwise, and whether predicated on common law, statute or otherwise, shall in all respects be governed by, and construed in accordance with, the internal Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than the State of Delaware. (b) Each party irrevocably agrees that any Proceeding arising out of or relating to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, or the inducement of any party to enter herein or therein, whether for breach of contract, tortious conduct or otherwise, and whether predicated on common law, statute or otherwise, shall be brought and determined in the Court of Chancery of the State of Delaware (or if such court finds it lacks jurisdiction, any federal court within the State of Delaware or other Delaware state court), and each party hereby irrevocably submits with regard to any such Proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of such courts. Each party hereby waives any objection it may have to the laying of venue of any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in such courts, and hereby waives and agrees not to plead or claim in any such court that any such Proceeding brought in such court has been brought in an inconvenient forum. (c) EACH PARTY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING, CLAIM, COUNTERCLAIM OR OTHER MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF SUCH PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
16. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties, and any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns; provided that, Parent may transfer or assign without consent its rights and obligations under this Agreement, in whole or in part from time to time, to (a) one or more Affiliates (provided that, no such assignment shall relieve Parent of any of its obligations hereunder) and (b) after the Effective Time, to any Person.
17. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise
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breached. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which the parties are entitled at law or in equity, without being required to prove irreparable harm or the inadequacy of a remedy at law. Each of the parties hereto further hereby waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security as a prerequisite to obtaining equitable relief. A party’s pursuit of specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled.
18. Limitation on Recourse. Any claim or cause of action under this Agreement may only be brought against Persons that are expressly named as parties, and then only with respect to the specific obligations set forth in this Agreement. No Related Party of the Stockholder or Parent (other than the parties hereto) shall have any liability or obligation for any of the representations, warranties, covenants, agreements, obligations or liabilities of the Stockholder or Parent, or for any claim, investigation, or Proceeding, in each case under, based on, in respect of, or by reason of, this Agreement or the transactions contemplated hereby (including the breach, termination or failure to consummate such transactions), in each case whether based on contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable Proceeding, by virtue of any statute, regulation or applicable Laws or otherwise and whether by or through attempted piercing of the corporate, limited liability company or partnership veil, by or through a claim by or on behalf of a party or another Person, or otherwise. For purposes of this Section 18, “Related Party” means, with respect to any Person, such Person’s former, current or future Affiliates, direct or indirect equity holders, general or limited partners, controlling persons, stockholders, members, managers, directors, officers, employees, agents, or assignees.
19. Severability. If any term or other provision (or part thereof) of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement (or parts thereof) will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision (or part thereof) is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law and in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
20. Counterparts. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. The exchange of copies of this Agreement and signature pages by facsimile, email (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable Law, e.g., www.docusign.com) or other electronic transmission shall constitute effective execution and delivery of this Agreement for all purposes.
21. Amendment; Waiver. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.
22. No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable Takeover Laws, and any applicable provision of the Company Charter or Company Bylaws, the Merger Agreement, this Agreement, the other Voting Agreements and the transactions contemplated by the Merger Agreement and this Agreement and the other Voting Agreements, including the Merger.
23. Expenses. Parent shall reimburse the Stockholder for the Stockholder’s reasonable and documented out-of-pocket legal fees and expenses incurred in connection with the negotiation and execution of this Agreement; provided that (a) reimbursement of such fees and expenses in excess of $25,000 will require the prior written approval of Parent and (b) such reimbursement shall only be payable upon the occurrence of the Effective Time.
[Signature pages follow]
B-2-8

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

PARENT:

ATHENA PURCHASER, LLC

By:
Name:
Title:

STOCKHOLDER:

By:
Name:
Title:

Address:

Email:

B-2-9

Exhibit A
Owned Shares

Stockholder	Owned Shares

B-2-10

Appendix C
Board of Directors of Mistras Group, Inc.
September 17, 2026

CONFIDENTIAL

September 17, 2026

Board of Directors Mistras
Group, Inc. 195 Clarksville
Road Princeton Junction,
NJ 08550
The Board of Directors:
We understand that Mistras Group, Inc. (the “Company”) proposes to enter into an agreement and plan of merger (the “Agreement”) with Athena Purchaser, LLC (the “Parent”), as affiliate of HIG (as defined below), and Athena Merger Sub, Inc., a wholly owned subsidiary of the Parent (“Acquisition Sub”). Pursuant to the Agreement, Acquisition Sub shall be merged with and into the Company and the Company will continue as the surviving corporation (the “Merger”), and each outstanding share of the Company’s common stock, $0.01 par value per share, other than shares (i) held by the Company as treasury stock (“Treasury Shares”), (ii) held by the Parent, Acquisition Sub or any other direct or indirect wholly owned subsidiary of the Parent (Acquisition Sub and such subsidiaries collectively, “Affiliates”), or (iii) held by holders who are entitled to demand and has properly demanded statutory appraisal rights and as of the effective time of the Merger, have neither effectively withdrawn nor lost their rights to such appraisal and payment (“Dissenting Shares”), shall be converted into the right to receive $20.35 in cash (the “Merger Consideration”, and such conversion together with the Merger, the “Transaction”). “Excluded Holders” shall be defined as the holders of Treasury Shares, the Parent and its Affiliates, and, if applicable, Dissenting Shares. For purposes of this opinion, and with your consent, we have assumed that the Company currently has approximately 33.8 million shares of common stock issued and outstanding on a fully-diluted basis.
In connection with your consideration of the Transaction, the Board of Directors (the “Board”) of the Company (in its capacity as such) has requested the opinion of Robert W. Baird & Co. Incorporated (“Baird”) as to the fairness, from a financial point of view, to the holders of the Company’s common stock (other than Excluded Holders) of the Merger Consideration to be received by such holders in the Transaction. We express no opinion about the fairness of any amount or nature of the compensation or consideration payable to any of the Company’s officers, directors or employees, or any class of such persons, or to any particular stockholder relative to the Merger Consideration to be received by the holders of the Company’s common stock. You have not asked us to express, and we are not expressing, any opinion with respect to any of the other financial or non-financial terms, conditions, determinations or actions with respect to the Transaction.
In conducting our financial analyses and in arriving at our opinion, we have reviewed such information and have taken into account such financial and economic factors, investment banking procedures and considerations as we have deemed relevant under the circumstances. In that connection, and subject to the various assumptions, qualifications and limitations set forth herein, we have, among other things: (i) reviewed certain internal information, primarily financial in nature, including (A) financial forecasts of the Company for the fiscal years ending December 31, 2026 through 2030 concerning the business and operations of the Company (the “Forecasts”) furnished to us, and prepared and certified, by the Company’s management for purposes of our analyses, and (B) financial statements of the Company for the fiscal years ended December 31, 2022 through 2025 and interim financial statements of the Company for the six-month period ended June 30, 2026, which the Company’s management has prepared and identified as being the most current financial statements available; (ii) reviewed

Board of Directors of Mistras Group, Inc.
September 17, 2026
certain publicly available information, including, but not limited to, the Company’s recent filings with the Securities and Exchange Commission; (iii) reviewed the principal financial terms of the draft dated September 16, 2026 of the Agreement in the form expected to be presented to the Board as they related to our analyses; (iv) compared the financial position and operating results of the Company with those of certain other publicly traded companies we deemed relevant; (v) compared the market trading multiples of the Company’s common stock with those of certain other publicly traded companies we deemed relevant; (vi) compared the proposed enterprise value of the Company based on the aggregate Merger Consideration with the reported implied enterprise values of certain other transactions we deemed relevant; and (vii) reviewed the Company’s certificate regarding information, financial statements and projections addressed to Robert W. Baird & Co. Incorporated. We have held discussions with members of the Company’s senior management concerning the Company’s historical and current financial condition and operating results, as well as the future prospects of the Company. Although as a part of our engagement, we were not requested by you to, and we did not, solicit third party indications of interest in acquiring all or any part of the Company prior to the date hereof, we have been requested to solicit third party indications of interest in acquiring the Company for a prescribed period following the execution of the Agreement. We were not involved in assisting the Parent in obtaining any financing of the Transaction. We have also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant for the preparation of this opinion.
In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information that was publicly available or provided to us by or on behalf of the Company. We have not independently verified any publicly available information or information supplied to us by the Company or the Parent. We have not been engaged to independently verify, have not assumed any responsibility to verify, assume no liability for, and express no opinion on, any such information, and we have assumed and relied upon, without independent verification, that the Company is aware of any information that might be material to our opinion that has not been provided to us. We have assumed and relied upon, without independent verification, that: (i) all material assets and liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in the Company’s most recent financial statements provided to us, and there is no information or facts that would make any of the information reviewed by us incomplete or misleading; (ii) the financial statements of the Company provided to us present fairly, in all material respects, the results of operations, cash flows and financial condition of the Company for the periods, and as of the dates, indicated and were prepared in conformity with U.S. generally accepted accounting principles consistently applied; (iii) the Forecasts for the Company were reasonably prepared on bases reflecting the best available estimates and good faith judgments of the Company’s senior management as to the future performance of the Company, and we have relied, without independent verification, upon such Forecasts in the preparation of this opinion, although we express no opinion with respect to the Forecasts or any judgments, estimates, assumptions or basis on which they were based, and we have assumed, without independent verification, that the Forecasts will be realized in the amounts and on the time schedule contemplated; (iv) in all respects material to our analyses, the Transaction will be consummated in accordance with the terms and conditions of the Agreement without any amendment or modification thereto and without waiver by any party of any of the conditions to their respective obligations thereunder; (v) in all respects material to our analyses, the representations and warranties contained in the Agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under the Agreement; and (vi) all corporate, governmental, regulatory or other consents and approvals (contractual or otherwise) required to consummate the Transaction have been, or will be, obtained without the need for any material changes to the Merger Consideration or other material financial terms or conditions of the Transaction or that would otherwise materially affect the Company or our analyses. We have relied upon and assumed, without independent verification, that the final form of any draft documents referred to above will not differ in any material respect from such draft documents. We have relied on the fact that the Company has been counseled by professional advisors with respect to all legal, regulatory, accounting, insurance and tax matters regarding the Transaction and we have assumed without independent verification that all such advice was correct and we have not expressed an opinion on such matters as they relate to the Transaction. In conducting our review, we have not undertaken or obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise, known or unknown) or solvency of the Company or the Parent nor have we made a physical inspection of the properties or facilities of the Company or the Parent. In each case above, we have made the assumptions and taken the actions or inactions described above with your knowledge and consent.

Board of Directors of Mistras Group, Inc.
September 17, 2026
Our opinion necessarily is based upon economic, monetary and market conditions as they exist and can be evaluated on the date hereof, and our opinion does not predict or take into account any changes which may occur, or information which may become available, after the date hereof. We are under no obligation to update, revise, reaffirm or withdraw this opinion, or otherwise comment on or consider events occurring after the date hereof. Furthermore, we express no opinion as to the price or trading range at which any of the Company’s securities (including the Company’s common stock) will trade following the date hereof or as to the effect of the Transaction on such price or trading range. Such price and trading range may be affected by a number of factors, including but not limited to (i) dispositions of the common stock of the Company by stockholders within a short period of time after, or other market effects resulting from, the announcement of the Transaction; (ii) changes in prevailing interest rates and other factors which generally influence the price of securities; (iii) adverse changes in the current capital markets; (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of the Company or in the Company’s industry; (v) any necessary actions by, or restrictions of, federal, state or other governmental agencies or regulatory authorities; and (vi) timely completion of the Transaction on terms and conditions that are acceptable to all parties at interest.
Our opinion has been prepared at the request and for the information of the Board, and may not be used for any other purpose or disclosed to any other party without our prior written consent. This opinion does not address the relative merits or risks of: (i) the Transaction, the Agreement or any other agreements or other matters provided for, or contemplated by, the Agreement; (ii) any other transactions that may be, or might have been, available as an alternative to the Transaction; or (iii) the Transaction compared to any other potential alternative transactions or business strategies considered by the Board and, accordingly, we have relied upon our discussions with the senior management of the Company with respect to the availability and consequences of any alternatives to the Transaction. This opinion does not constitute a recommendation to the Board, any security holder or any other person as to how any such person should vote or act with respect to the Transaction, or whether to enter into a voting agreement with the Company.
We have acted as financial advisor to the Company in connection with the Transaction and will receive a fee (a “Transaction Fee”) for our services, which is contingent upon the consummation of the Transaction. We will also receive a separate fee for rendering this opinion, which fee is not contingent upon the conclusion of our opinion or the consummation of the Transaction, but is fully creditable against the contingent Transaction Fee (if paid). In addition, the Company has agreed to reimburse us for certain of our expenses and to indemnify us and certain related parties against certain liabilities that may arise out of our engagement. We will not receive any other significant payment or compensation contingent upon the successful completion of the Transaction.
In the past two years, neither Baird nor any of its affiliates have provided investment banking or financial advisory services to the Company, Parent or HIG, for which Baird received any compensation, other than as follows: (i) in October 2024, Baird represented HIG in its acquisition of ITH Pharma; (ii) in April and August 2025, Baird represented HIG in its sale of each of Koozie Group and EBI, LLC, respectively, and (iii) in July 2026, Baird represented HIG in its sale of ECI. No material relationship between the Company, the Parent, or any affiliate of the Company or the Parent, or any other party to the Transaction (including HIG), on the one hand, and Baird, on the other hand, is mutually understood to be contemplated in which any compensation is intended to be received, other than as follows: Baird is currently representing HIG in the potential sale of certain of its portfolio companies which are unrelated to the Transaction. If all of such portfolio companies are sold, Baird expects the fees payable to it to exceed the fees payable to Baird in connection with the Transaction.
In the ordinary course of business, Baird may from time to time provide investment banking, advisory, brokerage and other services to clients that may be competitors or suppliers to, or customers or security holders of, the Company or the Parent or any other party that may be involved in the Transaction and their respective affiliates or that may otherwise participate or be involved in the same or a similar business or industry as the Company or the Parent. In addition, Baird and certain of its employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may from time to time hold or trade the securities of the Company and/or the Parent (including the Company’s common stock) for their own account or the accounts of our customers and, accordingly, may at any time hold long or short positions or effect transactions in such securities. In addition, Baird and certain of its affiliates and certain of our and their respective employees may have committed to invest in private equity or other investment funds managed or advised by H.I.G. Capital, LLC (together with its

Board of Directors of Mistras Group, Inc.
September 17, 2026
affiliates, and its and their portfolio companies (“HIG”)) or certain of its affiliates, and in portfolio companies of such funds, and may have co-invested with Parent, other equityholders of Parent or certain of their respective affiliates, and may do so in the future. Baird also serves as a market maker in the publicly traded securities of the Company.
Our opinion was approved by our firm’s internal fairness committee.
Based upon and subject to the foregoing, including the various assumptions, qualifications and limitations set forth herein, we are of the opinion that, as of the date hereof, the Merger Consideration to be received by the holders of the Company’s common stock (other than Excluded Holders) in the Transaction is fair, from a financial point of view, to such holders.
Very truly yours,

/S/ ROBERT W. BAIRD & CO. INCORPORATED
ROBERT W. BAIRD & CO. INCORPORATED

Appendix D
Section 262 of the Delaware General Corporation Law
§ 262. Appraisal rights.
(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4) [Repealed.]
(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d) Appraisal rights shall be perfected as follows:
(1) If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2) If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)  Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

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T04540-S51034

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MISTRAS GROUP, INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

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T04541-S51034

MISTRAS GROUP, INC.
Special Meeting of Stockholders
November 24, 2026 9:00 A.M. ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Eileen Coggins and Edward Prajzner, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MISTRAS GROUP, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 A.M. ET on November 24, 2026, being held as a virtual meeting, which can be accessed at www.virtualshareholdermeeting.com/MG2026SM, and any adjournment or postponement thereof. The proxies are further authorized to vote upon such other matters as may properly come before the Special Meeting of Stockholders and any postponements or adjournments thereof in accordance with their best judgment.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side